UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-03091

Name of Fund: BlackRock Series Fund, Inc.

BlackRock Balanced Capital Portfolio

BlackRock Capital Appreciation Portfolio

BlackRock Global Allocation Portfolio

BlackRock High Yield Portfolio

BlackRock Large Cap Core Portfolio

BlackRock Money Market Portfolio

BlackRock Total Return Portfolio

BlackRock U.S. Government Bond Portfolio

Fund Address:     100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Series Fund,

            Inc., 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 441-7762

Date of fiscal year end: 12/31/2014

Date of reporting period: 12/31/2014

Item 1 – Report to Stockholders

DECEMBER 31, 2014

ANNUAL REPORT	BLACKROCK®

BlackRock Series Fund, Inc.

„  BlackRock Balanced Capital Portfolio

„  BlackRock Capital Appreciation Portfolio

„  BlackRock Global Allocation Portfolio

„  BlackRock High Yield Portfolio

„  BlackRock Large Cap Core Portfolio

„  BlackRock Money Market Portfolio

„  BlackRock Total Return Portfolio

„  BlackRock U.S. Government Bond Portfolio

Not FDIC Insured ¡ May Lose Value ¡ No Bank Guarantee

2	BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2014

The Markets in Review

Dear Shareholder,

After an extended period of calm, market volatility increased over the course of 2014, driven largely by higher valuations in risk assets (such as equities and high yield bonds), rising geopolitical risks and expectations around global central bank policies. Several key trends drove strong performance in U.S. markets, particularly large-cap stocks, Treasuries and municipal bonds, while markets outside the U.S. were more challenged.

Investors began the year in search of relatively safer assets due to heightened risks in emerging markets, slowing growth in China and weakening U.S. economic data. As a result, equities globally declined in January while bond markets strengthened despite the expectation that interest rates would rise as the U.S. Federal Reserve had begun reducing its asset purchase programs. Strong demand for relatively safer assets pushed U.S. Treasury bond prices higher and thus kept rates low in the United States. This surprising development, as well as increasing evidence that the soft patch in U.S. economic data had been temporary and weather-related, brought equity investors racing back to the market in February.

In the months that followed, interest rates trended lower in a modest growth environment and more investors turned to equities in search of yield. Markets remained relatively calm despite rising tensions in Russia and Ukraine and further signs of decelerating growth in China. Strong corporate earnings, increased merger and acquisition activity and signs of a strengthening recovery in the U.S. and other developed economies kept equity prices moving higher. Not all segments benefited from these trends, however, as investors ultimately became wary of high valuations, resulting in a broad rotation into cheaper assets.

Volatility ticked up in the summer as geopolitical tensions escalated and investors feared that better U.S. economic indicators may compel the Fed to increase short-term interest rates sooner than previously anticipated. Global credit markets tightened as the U.S. dollar strengthened, ultimately putting a strain on investor flows, and financial markets broadly weakened in the third quarter.

Several themes dominated the markets in the fourth quarter, resulting in higher levels of volatility and the outperformance of U.S. markets versus other areas of the world. Economic growth strengthened considerably in the United States while the broader global economy showed signs of slowing. The European Central Bank and the Bank of Japan took aggressive measures to stimulate growth while the Fed moved toward tighter policy. This divergence in central bank policy caused further strengthening in the U.S. dollar versus other currencies. Oil prices, which had been falling gradually since the summer, plummeted in the fourth quarter due to a global supply-and-demand imbalance. Energy stocks sold off sharply and oil-exporting economies suffered, resulting in the poor performance of emerging market stocks.

At BlackRock, we believe investors need to think globally, extend their scope across a broad array of asset classes and be prepared to move freely as market conditions change over time. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of December 31, 2014
	6-month	12-month
U.S. large cap equities (S&P 500® Index)	6.12%	13.69%
U.S. small cap equities (Russell 2000® Index)	1.65	4.89
International equities (MSCI Europe, Australasia, Far East Index)	(9.24)	(4.90)
Emerging market equities (MSCI Emerging Markets Index)	(7.84)	(2.19)
3-month Treasury bill (BofA Merrill Lynch 3-Month Treasury Bill Index)	0.01	0.03
U.S. Treasury securities (BofA Merrill Lynch 10-Year U.S. Treasury Index)	4.33	10.72
U.S. investment grade bonds (Barclays U.S. Aggregate Bond Index)	1.96	5.97
Tax-exempt municipal bonds (S&P Municipal Bond Index)	3.00	9.25
U.S. high yield bonds (Barclays US Corporate High Yield 2% Issuer Capped Index)	(2.84)	2.46

Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

THIS PAGE NOT PART OF YOUR FUND REPORT	3

Fund Summary as of December 31, 2014	BlackRock Balanced Capital Portfolio

Investment Objective

BlackRock Balanced Capital Portfolio’s (the “Fund”) investment objective is to seek high total investment return.

Portfolio Management Commentary

How did the Fund perform?

•

For the 12-month period ended December 31, 2014, the Fund returned 11.07%, outperforming its blended benchmark (60% Russell 1000® Index/40% Barclays U.S. Aggregate Bond Index), which returned 10.36% for the period. The Russell 1000® Index advanced 13.24%, while the Barclays U.S. Aggregate Bond Index returned 5.97%.

What factors influenced performance?

•

From a broad asset allocation perspective, the Fund’s overweight to equities relative to the blended benchmark contributed positively to performance as equities outperformed core fixed income during the period.

•

Positive relative performance within the fixed income portion of the Fund was largely due to yield curve positioning. The Fund held a curve flattening bias (being overweight to longer maturities and underweight to shorter ones), which contributed to performance as longer-term yields declined (bond prices generally rise as rates fall). Another positive contributor was security selection and an overweight in securitized assets, notably commercial mortgage-backed securities (“CMBS”) and asset-backed securities (“ABS”). A non-benchmark allocation to non-agency residential mortgage-backed securities (“MBS”) contributed to overall returns as well. Low supply of and investor demand for yield led to compressed spreads and positive returns across these sectors. Within equities, positive contributions to relative performance were led by the Fund’s consumer discretionary and industrials holdings, as well as positioning within consumer staples. Overall, home-improvement and off-price retailers delivered standout results relative to the broader retail universe, benefiting from consumer spending shifts towards durables and branded value, respectively. Within industrials, holdings of airlines benefited from a combination of industry consolidation, capacity discipline and healthy domestic demand growth. A decline in jet-fuel prices, typically an airline’s largest expense, provided an additional tailwind in the latter part of the reporting period. Selection in the industrial conglomerates segment also proved advantageous.

•

Positioning within financials detracted from relative performance on the equity side, particularly selection among insurers and an underweight in real estate investment trusts (“REITs”). Positioning within information technology (“IT”) also hindered relative returns, with weakness most pronounced within internet software & services. The weakness in energy over the period impacted the Fund as well, notably through its weighting toward energy services companies whose stock prices tend to be correlated to the lower price of oil. Within fixed income, the Fund’s positioning within the investment grade corporate bond sector and an underweight relative to the benchmark index in agency debentures detracted modestly from results.

Describe recent portfolio activity.

•

Within equities, the Fund’s weighting increased in the IT sector, particularly within the semiconductor industry, and in the consumer staples sector, within the beverage industry. Conversely, the Fund’s weighting in health care decreased, particularly within pharmaceuticals and health care equipment & supplies. Within energy, exposure to major oil & gas companies and refiners was reduced.

•

Within fixed income, the Fund’s corporate credit exposure was reduced late in the period given the low yields and expected high supply in the investment grade market. In keeping with the Fund’s curve flattening bias, an overweight position was implemented in 30-year MBS versus 15-year MBS, with a tilt toward higher coupons. Towards the end of the period, the Fund moved to a modest underweight in agency MBS. The Fund maintained overweights in CMBS and ABS as the demand for yield continues to support tightening credit spreads in these sectors.

Describe portfolio positioning at period end.

•

Relative to the blended benchmark, the Fund ended the period overweight in equities relative to fixed income. The Fund’s equity allocation was overweight relative to the Russell 1000® Index most notably in IT, followed by financials, while utilities was the most significant underweight. In fixed income, the Fund was generally underweight relative to the Barclays U.S. Aggregate Bond Index in government-owned/ government-related sectors in favor of non-government spread sectors. Within spread sectors, the Fund was most significantly overweight in CMBS and ABS, while maintaining an underweight in investment grade credit. Within the government sectors, the Fund was underweight agency debentures and agency MBS. The Fund also held non-benchmark allocations in high yield debt, non-agency residential MBS, collateralized loan obligations and municipal bonds.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Portfolio Composition	Percent of Long-Term Investments

Common Stocks	62%
U.S. Government Sponsored Agency Securities	15
Corporate Bonds	8
U.S. Treasury Obligations	7
Asset-Backed Securities	4
Non-Agency Mortgage-Backed Securities	3
Foreign Government Obligations	1

4	BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2014

BlackRock Balanced Capital Portfolio

Total Return Based on a $10,000 Investment

[1]

Assuming transaction costs and other operating expenses, including investment advisory fees, if any. Does not include insurance-related fees and expenses. The Fund invests in U.S. and foreign equity and fixed income securities of any maturity.

[2]	The Fund compares its performance to that of a customized weighted index comprised of the returns of the Russell 1000® Index (60%) and Barclays U.S. Aggregate Bond Index (40%).

[3]

The index measures the performance of the large cap segment of the U.S. equity universe. It is a subset of the Russell 3000® Index and includes approximately 1,000 of the largest securities based on a combination of their market capitalization and current index membership. The index represents approximately 92% of the total market capitalization of the Russell 3000® Index.

[4]

A widely recognized unmanaged market-weighted index comprised of investment-grade corporate bonds rated BBB or better, mortgages and U.S. Treasury and U.S. Government agency issues with at least one year to maturity.

Performance Summary for the Period Ended December 31, 2014
		Average Annual Total Returns[5]
	6-Month Total Returns[5]	1 Year	5 Years	10 Years
BlackRock Balanced Capital Portfolio	5.41%	11.07%	11.11%	6.35%
60% Russell 1000® Index/40% Barclays U.S. Aggregate Bond Index	4.13	10.36	11.30	6.95
Russell 1000® Index	5.57	13.24	15.64	7.96
Barclays U.S. Aggregate Bond Index	1.96	5.97	4.45	4.71

[5]

Cumulative and average annual total investment returns are based on changes in net asset value for the periods shown and assume reinvestment of all distributions at net asset value on the ex-dividend date. Insurance related fees and expenses are not reflected in these returns.

Past performance is not indicative of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Expense Example
	Actual			Hypothetical[7]
	Beginning Account Value July 1, 2014	Ending Account Value December 31, 2014	Expenses Paid During the Period[6]	Beginning Account Value July 1, 2014	Ending Account Value December 31, 2014	Expenses Paid During the Period[6]	Annualized Expense Ratio
BlackRock U.S. Government Bond Portfolio	$1,000.00	$1,054.10	$2.43	$1,000.00	$1,022.84	$2.40	0.47%

[6]	Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).

[7]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 20 for further information on how expenses were calculated.

BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2014	5

Fund Summary as of December 31, 2014	BlackRock Capital Appreciation Portfolio

Investment Objective

BlackRock Capital Appreciation Portfolio’s (the “Fund”) investment objective is to seek long-term growth of capital.

Portfolio Management Commentary

How did the Fund perform?

•

For the 12-month period ended December 31, 2014, the Fund returned 9.12%, underperforming its benchmark, the Russell 1000® Growth Index, which returned 13.05%, and the broad-market S&P 500® Index, which returned 13.69%. The following discussion of relative performance pertains to the Russell 1000® Growth Index.

What factors influenced performance?

•

For financial reporting purposes, the values of certain investments were updated to incorporate information relative to those investments as of the report date. Accordingly, the net asset value (“NAV”) per share and total return performance presented herein are different than the information previously published on December 31, 2014.

•

Overall, strong relative performance in the second half of 2014 was not enough to offset the weakness experienced in March and April, when investors fled growth-and momentum-oriented stocks. At the sector level, selection within consumer discretionary was the leading detractor from relative performance, with the internet & catalog retail segment accounting for the majority of the shortfall. Selection within telecommunication services (“telecom”), information technology (“IT”) and industrials also detracted from Fund returns.

•

The largest detractor at the individual stock level was Japanese internet and telecom conglomerate SoftBank Corp. The stock lost ground as investors worried that continued weak results in the company’s Sprint subsidiary would require significant cash infusions. The Fund exited the position as the magnitude of Sprint’s ongoing cash needs was difficult to quantify. Holdings in industrial components manufacturer Precision Castparts Corp. and Chinese online media company SINA Corp. also hindered relative returns. Precision Castparts Corp. missed earnings expectations in three of its last four quarters. Further, following several years of expanding aerospace industry backlogs, concerns arose over the prospect of longer product cycles going forward, limiting multiple expansion for the entire complex of aerospace suppliers. SINA Corp. shares lost ground amid a confluence of factors in the first half of the period, including China growth concerns, the slump in U.S. technology shares, worries about user growth for the company’s social media platform Weibo and overall margins for 2014, and turmoil in emerging markets. The position was ultimately sold. Lastly, an underweight in Apple, Inc. early in the 12-month period detracted, as the stock recorded strong gains following solid earnings reports. The Fund reestablished a position in Apple, Inc. during the second quarter of 2014, given increasing confidence around upcoming product cycles, emerging markets penetration and gross margin stabilization.

•	Conversely, relative performance was supported by selection within health care, with notable strength among pharmaceutical and biotechnology holdings. The largest individual contributor was Regeneron Pharmaceuticals, Inc. The stock climbed after the company’s leading drug Eylea was approved for a second indication, the treatment of diabetic macular edema. In addition, the stock was supported by multinational pharmaceutical firm Sanofi’s increased stake in the company and positive clinical results for several drugs. A position in pharmaceutical company AbbVie, Inc. also outperformed, as the market began to appreciate the much better-than-expected growth and sales of top-selling drug Humira, as well as the company’s strong pipeline of drugs, including therapies for hepatitis C, liquid tumors and multiple sclerosis. Moreover, the company continues to trade at a discount relative to its pharmaceutical peers in the United States and Europe. Elsewhere in the portfolio, Union Pacific Corp. added to performance, benefiting from both an improving domestic economy and tight capacity in freight markets, which is a boon for rail pricing. In addition, the company was viewed as a relatively safe holding given very low oil and gas industry exposure and a largely domestic footprint, which helped to further support its valuation. An additional contribution came from the Fund’s lack of exposure to International Business Machines Corp., as its ongoing commoditization by the cloud, mobile and infrastructure markets resulted in the company’s worst earnings miss in 10 years. The Fund remains underweight the stock as these secular headwinds, along with the company’s underinvestment over the last several years, will likely make it difficult to show material growth.

Describe recent portfolio activity.

•

On a sector basis, the Fund’s weighting in health care significantly increased over the 12-month period, most notably in pharmaceuticals, health care providers & services and biotechnology. The allocation to IT increased as well, mainly within hardware. The Fund’s weighting decreased in industrials, particularly electrical equipment and aerospace & defense. Exposure to consumer discretionary also declined, largely within internet & catalog retail and media, with reductions in telecom as well.

Describe portfolio positioning at period end.

•

The Fund’s largest sector overweights relative to the Russell 1000® Growth Index were health care, in particular pharmaceuticals and biotechnology, and IT, with an emphasis on internet software & services. Consumer discretionary was also a sizable over- weight, especially media and internet & catalog retail. The Fund’s largest underweight remained consumer staples.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Sector Allocation	Percent of Long-Term Investments

Information Technology	35%
Consumer Discretionary	23
Health Care	23
Industrials	7
Financials	5
Consumer Staples	3
Energy	3
Materials	1

For Fund compliance purposes, the Fund’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine sector sub classifications for reporting ease.

6	BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2014

BlackRock Capital Appreciation Portfolio

Total Return Based on a $10,000 Investment

[1]

Assuming transaction costs and other operating expenses, including investment advisory fees, if any. Does not include insurance-related fees and expenses. The Fund invests primarily in a diversified portfolio consisting primarily of common stock of U.S. companies that the investment advisor believes have shown above-average growth rates in earnings over the long term.

[2]	This unmanaged index covers 500 leading companies and captures approximately 80% coverage of available market capitalization.

[3]

This unmanaged index measures the performance of the large cap growth segment of the U.S. equity universe and consists of those Russell 1000® securities with higher price-to-book ratios and higher forecasted growth values.

Performance Summary for the Period Ended December 31, 2014
		Average Annual Total Returns[4]
	6-Month Total Returns[4]	1 Year	5 Years	10 Years
BlackRock Capital Appreciation Portfolio	8.23%	9.12%	13.00%	7.71%
S&P 500® Index	6.12	13.69	15.45	7.68
Russell 1000® Growth Index	6.34	13.05	15.81	8.49

[4]

Cumulative and average annual total investment returns are based on changes in net asset value for the periods shown and assume reinvestment of all distributions at net asset value on the ex-dividend date. Insurance related fees and expenses are not reflected in these returns.

Past performance is not indicative of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Expense Example
	Actual			Hypothetical[6]
	Beginning Account Value July 1, 2014	Ending Account Value December 31, 2014	Expenses Paid During the Period[5]	Beginning Account Value July 1, 2014	Ending Account Value December 31, 2014	Expenses Paid During the Period[5]	Annualized Expense Ratio
BlackRock Capital Appreciation Portfolio	$1,000.00	$1,082.30	$2.73	$1,000.00	$1,022.58	$2.65	0.52%

[5]	Expenses are equal to the annualized net expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).

[6]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 20 for further information on how expenses were calculated.

BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2014	7

Fund Summary as of December 31, 2014	BlackRock Global Allocation Portfolio

Investment Objective

BlackRock Global Allocation Portfolio’s (the “Fund”) investment objective is to seek high total investment return.

Portfolio Management Commentary

How did the Fund perform?

•

For the 12-month period ended December 31, 2014, the Fund returned 2.52%, underperforming its Reference Benchmark, which returned 4.17%, and the broad based all-equity benchmark, the FTSE World Index, which returned 4.77%. The Reference Benchmark is comprised as follows: 36% S&P 500® Index; 24% FTSE World (ex-U.S.) Index; 24% BofA Merrill Lynch Current 5-Year U.S. Treasury Index; and 16% Citigroup Non-US Dollar World Government Bond Index. The Fund invests in both equities and bonds, and therefore, the Reference Benchmark provides a more accurate representation of the Fund’s composition and is a more comparable means for measurement. The following discussion of relative performance pertains to the Reference Benchmark.

What factors influenced performance?

•

For financial reporting purposes, the values of certain investments were updated to incorporate information relative to those investments as of the report date. Accordingly, the NAV per share and total return performance presented herein are different than the information previously published on December 31, 2014.

•

Within equities, stock selection and an underweight in the United States, as well as stock selection in Canada and Europe, notably France and Germany, detracted from performance. From a sector perspective, stock selection and an overweight in materials and industrials as well as stock selection in financials and information technology (“IT”) detracted from the Fund’s returns. An overweight to gold-related securities detracted. The Fund’s cash position also resulted in relatively lower returns.

•

Conversely, stock selection and an overweight in Japan contributed to performance. From a sector perspective, an overweight and stock selection in health care was additive. The Fund’s underweight to fixed income also helped relative results. Within fixed income, an underweight to Japanese government bonds as well as an overweight to emerging market sovereign bonds contributed to performance. From a currency perspective, an overweight to the U.S. dollar positively impacted performance.

Describe recent portfolio activity.

•

During the 12-month period, the Fund’s overall equity allocation decreased from 63% to 57% of net assets. Within equities, the Fund decreased exposure to the United States and Europe, and increased exposure to Japan. From a sector perspective, the

Fund decreased exposure to financials, industrials, consumer staples, IT, consumer discretionary, materials, telecommunication services (“telecom”) and energy.

•

The Fund’s overall allocation to fixed income increased from 21% to 25% of net assets. Within fixed income, the Fund increased exposure to government and corporate bonds. Within government bonds, the Fund increased its exposure in Mexico, Australia and Poland, and decreased its exposure to European sovereign bonds.

•

Reflecting the above changes, the Fund’s cash and cash equivalent holdings increased from 16% to 18% of net assets. During the 12-month period, the Fund’s cash position helped mitigate portfolio volatility and served as a source of funds for new investments. In addition, the cash position helped the Fund maintain low overall portfolio duration (sensitivity to interest rate movements).

•

The Fund uses derivatives, which may include options, futures, swaps and forward contracts both to enhance returns of the Fund and to hedge (or protect) against adverse movements in currency exchange rates, interest rates and movements in the securities markets. During the period, the Fund’s use of derivatives had a positive impact on the absolute performance of the Fund.

Describe portfolio positioning at period end.

•

Compared to its Reference Benchmark, the Fund ended the period underweight in equities, significantly underweight in fixed income and overweight in cash and cash equivalents. Within the equity segment, the Fund was overweight in Japan and underweight the United States. Within Europe, the Fund was overweight France and the Netherlands, and underweight the United Kingdom and Spain. On a sector basis, the Fund was overweight materials, health care, industrials and energy, and underweight consumer staples, financials, consumer discretionary, IT and telecom. Within fixed income, the Fund was underweight U.S. Treasuries, European sovereign debt and Japanese government bonds, and overweight government bonds in Australia, Mexico, Brazil and Poland. In addition, the Fund was overweight corporate and convertible bonds. As for currency exposure, relative to its benchmark, the Fund was overweight the U.S. dollar, Mexican peso, Indian rupee, Singapore dollar and Brazilian real, along with select emerging Asian currencies. The Fund was underweight the euro, Japanese yen, Canadian dollar, Korean won and Taiwan dollar.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Portfolio Composition	Percent of Net Assets		Reference Benchmark[4] Percentage
U.S. Equities	26%[1]		36%
European Equities	13	[1]	12
Asian-Pacific Equities	14	[1]	9
Other Equities	4	[1]	3
Total Equities	57	[2]	60
U.S. Dollar Denominated Fixed Income Securities	17		24
U.S. Issuers	13		—
Non-U.S. Issuers	4		—
Non-U.S. Dollar Denominated Fixed Income Securities	8		16
Total Fixed Income Securities	25		40
Cash & Cash Equivalents[3]	18		—

[1]	Includes value of financial futures contracts.

[2]	Includes preferred stock.

[3]	Cash & cash equivalents are reduced by the market (or nominal) value of long financial futures contracts.

[4]

The Reference Benchmark is an unmanaged weighted index comprised as follows: 36% S&P 500 Index; 24% FTSE World (ex U.S.) Index; 24% BofA Merrill Lynch Current 5-Year U.S. Treasury Index; and 16% Citigroup Non-U.S. Dollar World Government Bond Index.

8	BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2014

BlackRock Global Allocation Portfolio

Total Return Based on a $10,000 Investment

[1]

Assuming transaction costs and other operating expenses, including investment advisory fees, if any. Does not include insurance-related fees and expenses. The Fund invests in a portfolio of equity, debt and money market securities.

[2]	This broad-based capitalization-weighted index is comprised of 2,545 equities from 35 countries in 4 regions, including the United States.

[3]

The Reference Benchmark is an unmanaged weighted index comprised as follows: 36% S&P 500® Index; 24% FTSE World (ex U.S.) Index; 24% BofA Merrill Lynch Current 5-Year U.S. Treasury Index; and 16% Citigroup Non-U.S. Dollar World Government Bond Index.

Performance Summary for the Period Ended December 31, 2014
		Average Annual Total Returns[4]
	6-Month Total Returns[4]	1 Year	5 Years	10 Years
BlackRock Global Allocation Portfolio	(1.26)%	2.52%	6.76%	7.49%
FTSE World Index	(1.70)	4.77	10.00	6.77
Reference Benchmark	(1.22)	4.17	7.99	5.98
U.S. Stocks: S&P 500® Index[5]	6.12	13.69	15.45	7.68
Non-U.S. Stocks: FTSE World (ex U.S.) Index[6]	(9.15)	(3.74)	5.12	5.65
U.S. Bonds: BofA Merrill Lynch Current 5-Year U.S. Treasury Index[7]	0.99	2.93	3.67	4.26
Non-U.S. Bonds: Citigroup Non-U.S. Dollar World Government Bond Index[8]	(8.14)	(2.68)	0.85	2.64

[4]

Cumulative and average annual total investment returns are based on changes in net asset value for the periods shown and assume reinvestment of all distributions at net asset value on the ex-dividend date. Insurance related fees and expenses are not reflected in these returns.

[5]	This unmanaged index covers 500 leading companies and captures approximately 80% coverage of available market capitalization.

[6]	An unmanaged capitalization-weighted index comprised of over 1,888 equities from 34 countries, excluding the United States.

[7]	This unmanaged index is designed to track the total return of the current coupon five-year U.S. Treasury bond.

[8]	This unmanaged market capitalization-weighted index tracks 22 government bond indexes, excluding the United States.

Past performance is not indicative of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Expense Example
	Actual			Hypothetical[10]
	Beginning Account Value July 1, 2014	Ending Account Value December 31, 2014	Expenses Paid During the Period[9]	Beginning Account Value July 1, 2014	Ending Account Value December 31, 2014	Expenses Paid During the Period[9]	Annualized Expense Ratio
BlackRock Global Allocation Portfolio	$1,000.00	$987.40	$2.86	$1,000.00	$1,022.33	$2.91	0.57%

[9]	Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).

[10]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 20 for further information on how expenses were calculated.

BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2014	9

Fund Summary as of December 31, 2014	BlackRock High Yield Portfolio

Investment Objective

BlackRock High Yield Portfolio’s (the “Fund”) investment objective is to seek to maximize total return, consistent with income generation and prudent investment management.

Portfolio Management Commentary

How did the Fund perform?

•	For the 12-month period ended December 31, 2014, the Fund returned 1.88%, underperforming its benchmark, the Barclays U.S. Corporate High Yield 2% Issuer Capped Index, which returned 2.46%.

What factors influenced performance?

•

The Fund, which has the ability to invest anywhere in an issuer’s capital structure, held an underweight in high yield bonds during the past year. This positioning aided returns as high yield bonds underperformed other fixed income assets, particularly higher duration sectors. (Duration is a measure of interest rate sensitivity). Specifically, out-of-benchmark positions in equity-like instruments boosted results. While bank loans underperformed high yield bonds in 2014, the Fund’s position in select issues within the asset class also was additive to outperformance. An underweight in energy aided relative performance as weakness in oil prices caused the sector to underperform. The Fund’s positions in the gaming and automotive sectors contributed positively as well.

•

The Fund’s underweight in high yield bonds rated BB detracted from relative performance as this market segment outperformed the middle and lower quality segments. The Fund’s allocations to the electric utilities and health care sectors also detracted. While the Fund’s exposure to select equity investments generated positive returns, the net impact of the Fund’s equity exposure combined with derivatives used to manage risk (specifically, a short position in S&P 500 futures contracts), detracted from results.

•

The Fund may utilize credit default swaps (CDS) and currency forward contracts from time to time. Currency forwards are intermittently employed in the portfolio to manage the currency risk of non-dollar denominated bonds. CDS are normally used as hedging vehicles, but are also used to express credit views and as a means to put capital to work in moving markets. On occasion, the Fund will utilize S&P futures as an additional mechanism to hedge portfolio beta and general market volatility. The Fund’s exposure to derivatives did not have a material impact on performance.

Describe recent portfolio activity.

•	While the Fund actively adjusted its risk exposure throughout the period,

it generally reduced risk, particularly in the latter half of the year as investors’ risk appetite waned and volatility in the energy sector spiked. In this transition, the Fund gradually reduced the portfolio’s equity risk, increased its underweight in the energy sector and increased its weighting in cash.

•

Although the Fund retained a positive view on bank loans, it reduced exposure to the asset class during the period. The Fund’s core issuer biases remained generally consistent based on cash flow considerations, the identification of a specific catalyst or an idiosyncratic characteristic. The Fund continued to favor select equity and equity-like investments that offer more upside potential compared to high yield bonds rated CCC, while actively using liquid derivative instruments to help protect against equity market volatility.

•	The Fund maintained a shorter duration bias (lower sensitivity to interest rate movements) during the period in anticipation of higher interest rates by the end of 2014.

•	From a sector perspective, the Fund increased exposure to the banking and aerospace-defense sectors and decreased exposure to chemicals and oil field services.

Describe portfolio positioning at period end.

•

Relative to the Barclays U.S. Corporate High Yield 2% Issuer Capped Index, the Fund ended the period underweight in debt rated BB, while it was overweight in the B-rated space. Although the Fund was slightly overweight in select issues rated CCC, it is important to note that the Fund remained underweight in the riskier, higher-beta names within the CCC-quality universe. From an individual issuer perspective, the Fund’s highest-conviction holdings included American Capital Ltd. (non-captive diversified financials), HD Supply, Inc. (building materials), and Ally Financial, Inc. (banking). The Fund maintained an underweight bias to issuers with unstable cash flow streams, less appealing risk-reward profiles, and/or unfavorable industry dynamics. In addition to high yield bonds, the Fund held floating rate loan interests (bank loans) and common stocks, with the remainder invested in investment grade credits and convertible and preferred securities.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Credit Quality Allocation[1]	Percent of Long-Term Investments

BBB/Baa	3%
BB/Ba	32
B	38
CCC/Caa	12
N/R	15

[1]

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either Standard & Poor’s (“S&P’s”) or Moody’s Investors Service (“Moody’s”) if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

10	BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2014

BlackRock High Yield Portfolio

Total Return Based on a $10,000 Investment

[1]

Assuming transaction costs and other operating expenses, including investment advisory fees, if any. Does not include insurance-related fees and expenses. The Fund invests primarily in non-investment grade bonds with maturities of ten years or less. The Fund’s total returns prior to October 1, 2011 are the returns of the Fund when it followed a different investment objective and different investment strategies under the name “BlackRock High Income Fund.”

[2]

This unmanaged index is comprised of issues that meet the following criteria: at least $150 million par value outstanding; maximum credit rating of Ba1; at least one year to maturity; and no issuer represents more than 2% of the index.

Performance Summary for the Period Ended December 31, 2014
				Average Annual Total Returns[4]
	Standardized 30-Day Yield[3]	Unsubsidized 30-Day Yield[3]	6-Month Total Returns[4]	1 Year	5 Years	10 Years
BlackRock High Yield Portfolio	5.85%	5.59%	(3.34)%	1.88%	9.13%	6.86%
Barclays U.S. Corporate High Yield 2% Issuer Capped Index	—	—	(2.84)	2.46	8.98	7.73

[3]	The standardized 30-day yield includes the effects of any waivers and/or reimbursements. The unsubsidized 30-day yield excludes the effects of any waivers and/or reimbursements.

[4]

Cumulative and average annual total investment returns are based on changes in net asset value for the periods shown and assume reinvestment of all distributions at net asset value on the ex-dividend/payable date. Insurance related fees and expenses are not reflected in these returns.

Past performance is not indicative of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Expense Example
	Actual				Hypothetical[7]
			Including Interest Expense	Excluding Interest Expense		Including Interest Expense		Excluding Interest Expense
	Beginning Account Value July 1, 2014	Ending Account Value December 31, 2014	Expenses Paid During the Period[5]	Expenses Paid During the Period[6]	Beginning Account Value July 1, 2014	Ending Account Value December 31, 2014	Expenses Paid During the Period[5]	Ending Account Value December 31, 2014	Expenses Paid During the Period[6]
BlackRock High Yield Portfolio	$1,000.00	$966.60	$2.53	$2.48	$1,000.00	$1,022.63	$2.60	$1,022.68	$2.55

[5]	Expenses are equal to the annualized expense ratio (0.51%), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).

[6]	Expenses are equal to the annualized expense ratio (0.50%), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).

[7]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 20 for further information on how expenses were calculated.

BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2014	11

Fund Summary as of December 31, 2014	BlackRock Large Cap Core Portfolio

Investment Objective

BlackRock Large Cap Core Portfolio’s (the “Fund”) investment objective is to seek long-term growth of capital and income, and moderate current income.

Portfolio Management Commentary

How did the Fund perform?

•	For the 12-month period ended December 31, 2014, the Fund returned 12.79%, underperforming its benchmark, the Russell 1000® Index, which returned 13.24%.

What factors influenced performance?

•

The Fund’s position within financials detracted from relative performance, particularly with respect to insurers, as Genworth Financial, Inc. was the leading individual detractor for the 12-month period. The company announced reserve charges related to its long-term care business that caused its shares to sharply decline. In addition, the Fund’s underweight in real estate investment trusts (“REITs”) detracted, as the industry benefited from declining interest rates.

•

The Fund’s position within information technology (“IT”) also hindered relative returns, with weakness most pronounced within internet software & services. In particular, internet infrastructure and security firm VeriSign, Inc. disappointed on earnings early in the period, while internet bellwether Google, Inc. underperformed later in the period. Exposure to AOL Inc. was an additional drag on performance.

•

The weakness in energy over the period impacted the Fund as well, notably through its weighting toward energy services companies whose stock prices tend to be correlated with the price of oil. The Fund’s position in Halliburton Co. was a particular laggard, as its shares were further impacted by the market’s negative reaction to its plan to purchase competitor Baker Hughes.

•

Performance was positively impacted by the Fund’s consumer discretionary and industrials holdings, as well as positioning within consumer staples. Within the consumer discretionary sector, specialty retailers Lowe’s Cos., Inc. and Ross Stores, Inc. outperformed on better-than-expected earnings. Overall, home-improvement and off-price retailers delivered standout results relative to the broader retail universe, benefiting from consumer spending shifts towards durables and branded value, respectively. Auto components holding TRW Automotive Holdings Corp. was an additional contributor in the sector, with shares rising on Germany-based ZF Friedrichshafen’s unsolicited all-cash bid for the company.

•

Within industrials, exposure to airlines United Continental Holdings, Inc. and Southwest Airlines Co. added to relative returns, with the former finishing as the leading individual contributor within the Fund over the 12-month period. Both airlines benefited from the optimal combination of industry consolidation, capacity discipline and healthy domestic demand growth. A decline in jet-fuel prices, typically an airline’s largest expense, provided an additional tailwind in the latter part of the reporting period. Selection in the industrial conglomerates segment also proved advantageous.

•

A position in CVS Health Corp. helped drive outperformance in consumer staples. The pharmacy chain benefited from consistently strong earnings reports, market share gains and a robust business outlook.

Describe recent portfolio activity.

•

Due to a combination of portfolio trading activity and market movement during the 12-month period, the Fund’s weighting increased in the IT sector, particularly within the semiconductor industry, and in the consumer staples sector, within the beverage industry. Conversely, the Fund’s weighting in health care decreased, particularly within pharmaceuticals and health care equipment & supplies. Within energy, exposure to major oil & gas companies and refiners was reduced.

Describe portfolio positioning at period end.

•	Relative to the Russell 1000® Index, the Fund ended the period with its largest sector overweight in IT, followed by financials. The utilities sector was the most significant underweight.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Sector Allocation	Percent of Long-Term Investments

Information Technology	26%
Financials	21
Health Care	15
Industrials	11
Consumer Discretionary	11
Energy	7
Consumer Staples	7
Materials	2

For Fund compliance purposes, the Fund’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine sector sub classifications for reporting ease.

12	BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2014

BlackRock Large Cap Core Portfolio

Total Return Based on a $10,000 Investment

[1]

Assuming transaction costs and other operating expenses, including investment advisory fees, if any. Does not include insurance-related fees and expenses. Under normal circumstances, the Fund invests at least 80% of its assets in a diversified portfolio of equity securities, primarily common stocks, of large capitalization companies included at the time of purchase in the Russell 1000® Index.

[2]

The index measures the performance of the large cap segment of the U.S. equity universe. It is a subset of the Russell 3000® Index and includes approximately 1,000 of the largest securities based on a combination of their market capitalization and current index membership. The index represents approximately 92% of the total market capitalization of the Russell 3000® Index.

Performance Summary for the Period Ended December 31, 2014
		Average Annual Total Returns[3]
	6-Month Total Returns[3]	1 Year	5 Years	10 Years
BlackRock Large Cap Core Portfolio	6.80%	12.79%	14.08%	7.62%
Russell 1000® Index	5.57	13.24	15.64	7.96

[3]

Cumulative and average annual total investment returns are based on changes in net asset value for the periods shown and assume reinvestment of all distributions at net asset value on the ex-dividend date. Insurance related fees and expenses are not reflected in these returns.

Past performance is not indicative of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Expense Example
	Actual			Hypothetical[5]
	Beginning Account Value July 1, 2014	Ending Account Value December 31, 2014	Expenses Paid During the Period[4]	Beginning Account Value July 1, 2014	Ending Account Value December 31, 2014	Expenses Paid During the Period[4]	Annualized Expense Ratio
BlackRock Large Cap Core Portfolio	$1,000.00	$1,068.00	$2.55	$1,000.00	$1,022.74	$2.50	0.49%

[4]	Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).

[5]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 20 for further information on how expenses were calculated.

BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2014	13

Fund Summary as of December 31, 2014	BlackRock Money Market Portfolio

For the 12-Month Period Ended December 31, 2014

The Federal Open Market Committee (“FOMC”) maintained the federal funds rate in the target range of 0.00% to 0.25% during the 12-month period ended December 31, 2014. U.S. economic performance gained momentum as the year progressed. While the economy contracted by 2.1% in the first quarter of 2014, the factors that were hindering growth proved to be temporary. U.S. gross domestic product rebounded strongly growing at seasonally adjusted rates of 4.6% and 5.0% in the second and third quarters, respectively. The job market improved markedly, with the unemployment rate falling to 5.8% in November, a level not seen since before the financial crisis. In the latter part of 2014, U.S. policymakers became increasingly concerned that tumultuous financial markets, a strengthening dollar and economic weakness overseas, particularly in Europe, would present headwinds to growth in the United States. Despite these reservations, the FOMC decided that enough progress had been made toward attaining its dual objectives of maximum employment within the context of price stability to proceed with its plan to end its asset purchase program in October.

In the eurozone, slow economic growth combined with falling inflation measures continued to disappoint policymakers. In an effort to spur growth and combat deflationary pressures, the European Central Bank (“ECB”) cut its key rates by 0.10% in July, and again by an additional 0.10% in September, boldly taking the deposit rate to a negative 0.20%. The central bank also implemented an asset purchase program focused on asset-backed securities and covered bonds. In December, falling energy prices pushed the consumer price index lower on a year-over-year basis for the first time in five years. Mounting pressure on the ECB to pull out all stops in its battle with deflation raised expectations for large-scale purchases of government bonds in early 2015.

London Interbank Offered Rates (“LIBOR”) remained virtually unchanged over the period amid highly accommodative monetary policy. The benchmark three-month LIBOR ended the period at 0.26%, just one basis point higher than it was at the end of 2013. U.S. Treasury bills outstanding declined by $134 billion over the same period as the federal budget deficit improved and the Treasury Department cut the size of its weekly bill auctions to make room for the issuance of two-year floating rate notes (“FRNs”) – the first new structure issued in nearly 17 years. Treasury FRN issuance totaled $164 billion in 2014. After capping its fixed-rate reverse repurchase agreement program (“RRP”) at $300 billion in September, the Fed offered an additional $300 billion in collateral to facility participants in December through term repo operations that matured on January 5, 2015. These operations were well received by money market participants, who purchased $226 billion at rates ranging from 0.07% to 0.10%.

In the short-term tax-exempt market, conditions remained stable, with strong demand and low supply. During the 12-month period, the benchmark Securities Industry and Financial Markets Association (“SIFMA”) Index, which represents the average rate on seven-day, high-quality, tax-exempt variable rate demand notes (“VRDNs”) (as calculated by Municipal Market Data) ranged between a high of 0.12% and an all-time low of 0.03%, averaging just 0.05% for the period. As monetary policy continued to be accommodative and rates on taxable overnight repos remained low by historical measures for much of the period, tax-exempt VRDNs were generally an attractive investment alternative for taxable money funds. This cross-over demand, coupled with the natural demand from tax-exempt money funds, has placed additional downward pressure on VRDN yields as evidenced by the prolonged low levels of the SIFMA Index.

Tax-exempt money funds experienced large outflows in April, which is a seasonal trend driven by shareholders redeeming shares to pay their federal and state income tax bills. Tax season rolls into “note season” in June, when municipalities typically issue one-year tax and revenue anticipation notes. Given the continued austerity measures at state and local municipalities, spending has been limited as well as the need to issue debt. As such, the supply of new-issue, one-year fixed-rate notes has continued to decline year-over-year, keeping rates low. One-year note yields ended 2014 at 0.14%, down three basis points for the year. Generally speaking, municipal money market funds seek to take advantage of note season to extend their weighted average maturity, pick up yield, and diversify beyond bank exposure in the form of credit enhancement. This year, overall note issuance was approximately 16% lower versus 2013. This lower supply contributed not only to lower one-year rates in the tax-exempt space, but also to additional downward pressure on VRDN rates as investors sought to reinvest their maturing 2013 notes. Given expectations that a change to the FOMC’s monetary policy is on the horizon, issuers will soon need to offer greater yield premiums to entice buyers to extend out to the full year maturity, thereby steepening the yield curve.

Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

14	BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2014

BlackRock Money Market Portfolio

Investment Objective

BlackRock Money Market Portfolio’s (the “Fund”) investment objective is to seek to preserve capital, to maintain liquidity and achieve the highest possible current income consistent with the foregoing.

Portfolio Information

Yields	7-Day SEC Yield	7-Day Yield
BlackRock Money Market Portfolio	0.00%	0.00%

Portfolio Composition	Percent of Net Assets

Commercial Paper	42%
Certificates of Deposit	28
Repurchase Agreements	11
Municipal Bonds	7
U.S. Treasury Obligations	4
Corporate Notes	4
Time Deposits	3
U.S. Government Sponsored Agency Obligations	1
Total	100%

The 7-Day SEC Yields may differ from the 7-Day Yield shown above due to the fact that the 7-Day SEC Yield excludes distributed capital gains.

Past performance is not indicative of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Expense Example
	Actual			Hypothetical[2]
	Beginning Account Value July 1, 2014	Ending Account Value December 31, 2014	Expenses Paid During the Period[1]	Beginning Account Value July 1, 2014	Ending Account Value December 31, 2014	Expenses Paid During the Period[1]	Annualized Expense Ratio
BlackRock Money Market Portfolio	$1,000.00	$1,000.10	$1.16	$1,000.00	$1,024.05	$1.17	0.23%

[1]	Expenses are equal to the annualized expense, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).

[2]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 20 for further information on how expenses were calculated.

BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2014	15

Fund Summary as of December 31, 2014	BlackRock Total Return Portfolio

Investment Objective

BlackRock Total Return Portfolio’s (the “Fund”) investment objective is to seek to maximize total return, consistent with income generation and prudent investment management.

Portfolio Management Commentary

How did the Fund perform?

•	For the 12-month period ended December 31, 2014, the Fund returned 6.90%, outperforming its benchmark, the Barclays U.S. Aggregate Bond Index, which returned 5.97%.

What factors influenced performance?

•

The Fund outperformed the benchmark index largely due to its yield curve positioning. Going into 2014, the U.S. yield curve appeared steep, as short-term rates did not fully reflect the risk of the U.S. Federal Reserve normalizing rate policy and long-term rates seemed high given the outlook for growth. The Fund held a curve flattening bias (being overweight to longer maturities and underweight to shorter ones), which contributed to performance (bond prices generally rise as rates fall). Another positive contributor was security selection and an overweight in securitized assets, notably commercial mortgage-backed securities (“CMBS”) and asset-backed securities (“ABS”). A non-benchmark allocation to non-agency residential mortgage-backed securities (“MBS”) added to returns as well. Negative supply and investor demand for yield led to compressed spreads and positive returns across these sectors.

•

An emphasis on the U.S. dollar versus the euro and the yen helped performance, as global monetary policy and economic growth trends diverged. Positioning in the 10-year portion of the Australian yield curve was also a positive contributor, as it benefited from a decline in yields.

•

The Fund’s municipal bond position was another contributor to performance. The allocation was made in view of favorable tax-exempt yields relative to taxable yields, and longer-term municipals benefited as the U.S. yield curve flattened. In addition, the asset class benefited from a positive supply/demand backdrop.

•	On the downside, the Fund’s positioning within the investment grade corporate bond sector and an underweight relative to the benchmark index in agency debentures detracted modestly from results.

Describe recent portfolio activity.

•

The Fund’s corporate credit exposure was reduced late in the period given the low all-in yields and expected high supply in the investment grade market. In keeping with the Fund’s curve flattening bias, an overweight position was implemented in 30-year MBS versus 15-year MBS, with a tilt toward higher coupons. Toward the end of the period, the Fund moved to a modest underweight in agency MBS. The Fund maintained overweights in CMBS and ABS as the demand for yield continues to support tightening credit spreads in these sectors.

Describe portfolio positioning at period end.

•

Relative to the Barclays U.S. Aggregate Bond Index, the Fund ended the period generally underweight in government-related sectors in favor of non-government spread sectors. Within spread sectors, the Fund was most significantly overweight in CMBS and ABS, and maintained an underweight in investment grade corporate credit. Within the government space, the Fund was underweight in agency debentures and agency MBS. The Fund also held allocations to sectors not represented in the benchmark index, including high yield debt, non-agency residential MBS, collateralized loan obligations and municipal bonds. The Fund ended the period with a modestly shorter duration (lower interest rate sensitivity) than that of the benchmark.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Portfolio Composition	Percent of Long-Term Investments

U.S. Government Sponsored Agency Securities	36%
U.S. Treasury Obligations	20
Corporate Bonds	20
Asset-Backed Securities	11
Non-Agency Mortgage-Backed Securities	9
Foreign Government Obligations	3
Taxable Municipal Bonds	1

Credit Quality Allocation[1]	Percent of Long-Term Investments

AAA/Aaa[2]	57%
AA/Aa	5
A	12
BBB/Baa	10
BB/Ba	3
B	2
CCC/Caa	1
N/R	10

[1]

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either Standard & Poor’s (“S&P”) or Moody’s Investors Service (“Moody’s”). These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

[2]

The investment advisor evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors, individual investments and/or issuers. Using this approach, the investment advisor has deemed unrated U.S. Government Sponsored Agency Securities and U.S. Treasury Obligations to be of similar credit quality as investments rated AAA/Aaa.

16	BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2014

BlackRock Total Return Portfolio

Total Return Based on a $10,000 Investment

[1]   Assuming transaction costs and other operating expenses, including investment advisory fees, if any. Does not include insurance-related fees and expenses. The Fund, under normal circumstances, will invest at least 80%, and typically invests 90% or more, of its assets in fixed-income securities such as corporate bonds and notes, mortgage-backed securities, asset-backed securities, convertible securities, preferred securities and government obligations.

[2]

A widely recognized unmanaged market-weighted index, comprised of investment-grade corporate bonds rated BBB or better, mortgages and U.S. Treasury and U.S. Government agency issues with at least one year to maturity.

Performance Summary for the Period Ended December 31, 2014
				Average Annual Total Returns[4]
	Standardized 30-Day Yield[3]	Unsubsidized 30-Day Yield[3]	6-Month Total Returns[4]	1 Year	5 Years	10 Years
BlackRock Total Return Portfolio	2.77%	2.40%	1.70%	6.90%	5.64%	4.48%
Barclays U.S. Aggregate Bond Index	—	—	1.96	5.97	4.45	4.71

[3]	The standardized 30-day yield includes the effects of any waivers and/or reimbursements. The unsubsidized 30-day yield excludes the effects of any waivers and/or reimbursements.

[4]

Cumulative and average annual total investment returns are based on changes in net asset value for the periods shown and assume reinvestment of all distributions at net asset value on the ex-dividend/payable date. Insurance-related fees and expenses are not reflected in these returns.

Past performance is not indicative of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Expense Example
	Actual				Hypothetical[7]
			Including Interest Expense	Excluding Interest Expense		Including Interest Expense		Excluding Interest Expense
	Beginning Account Value July 1, 2014	Ending Account Value December 31, 2014	Expenses Paid During the Period[5]	Expenses Paid During the Period[6]	Beginning Account Value July 1, 2014	Ending Account Value December 31, 2014	Expenses Paid During the Period[5]	Ending Account Value December 31, 2014	Expenses Paid During the Period[6]
BlackRock Total Return Portfolio	$1,000.00	$1,017.00	$2.90	$2.54	$1,000.00	$1,022.33	$2.91	$1,022.68	$2.55

[5]	Expenses are equal to the annualized expense ratio (0.57%), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).

[6]	Expenses are equal to the annualized expense ratio (0.50%), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).

[7]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 20 for further information on how expenses were calculated.

BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2014	17

Fund Summary as of December 31, 2014	BlackRock U.S. Government Bond Portfolio

Investment Objective

BlackRock U.S. Government Bond Portfolio’s (the “Fund”) investment objective is to seek to maximize total return, consistent with income generation and prudent investment management.

Portfolio Management Commentary

How did the Fund perform?

•	For the 12-month period ended December 31, 2014, the Fund returned 5.95%, outperforming its benchmark, the Barclays U.S. Government/ Mortgage Index, which returned 5.41%.

•

The Fund’s outperformance versus the benchmark index was supported in large part by its yield curve positioning. Specifically, the Fund was positioned to benefit from the flattening of the yield curve (which occurs when the differential between longer-term and shorter-term yields narrows). Within agency mortgage-backed securities (“MBS”), the Fund’s overweight in 30-year versus an underweight in 15-year MBS benefited returns. Additionally, the Fund’s allocation to commercial mortgage-backed securities (“CMBS”) interest-only issues added to results. Finally, an overweight position in the U.S. dollar versus foreign currencies, specifically the euro and the Japanese yen, was also a significant contributor as global monetary policies diverged during the second half of 2014.

•

Conversely, the Fund’s below benchmark stance with respect to duration (interest rate sensitivity) detracted from performance as interest rates declined over the 12 month period (bond prices generally rise when rates fall).

Describe recent portfolio activity.

•

During the 12-month period, the Fund tactically managed duration in consideration of interest rate expectations. Relative to the benchmark index, the Fund moved from a modestly higher duration in the beginning of the period to a modestly lower one at the end of the period.

•	Throughout the first half of 2014, the Fund was overweight in MBS, as the sector benefited from subdued rate volatility, a benign prepayment landscape and a better-than-expected supply-and-demand backdrop. As the period progressed, the Fund moved to a modest MBS underweight as mortgage rates revisited their recent lows, raising the prospect of increased prepayments. In addition, a shift toward higher coupon, lower duration mortgages was implemented as unemployment edged downward towards the U.S. Federal Reserve’s target.

•

In securitized sectors, the Fund increased exposure to CMBS and asset-backed securities (“ABS”) in the first half of the period to add income at reasonable valuations. As spreads in these sectors tightened, the Fund reduced these weightings.

•	The Fund held cash that was committed for pending transactions. The cash balance did not have a material impact on performance.

•

The Fund uses derivatives as a part of its investment strategy. Derivatives are used by the portfolio management team as a means to manage risk and/or gain or reduce exposure to interest rates, credit risk and/or foreign exchange positions in the Fund. During the period, the Fund’s use of derivatives had a net positive impact on performance.

Describe Fund positioning at period end.

•

The Fund uses derivatives as a part of its investment strategy. Derivatives are used by the portfolio management team as a means to manage risk and/or gain or reduce exposure to interest rates, credit risk and/or foreign exchange positions in the Fund. During the period, the Fund’s use of derivatives had a net positive impact on performance.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Portfolio Composition	Percent of Long-Term Investments

U.S. Government Sponsored Agency Securities	63%
U.S. Treasury Obligations	30
Corporate Bonds	2
Non-Agency Mortgage-Backed Securities	2
Asset-Backed Securities	1
Foreign Government Obligations	1
Foreign Agency Obligations	1

18	BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2014

BlackRock U.S. Government Bond Portfolio

Total Return Based on a $10,000 Investment

[1]   Assuming transaction costs and other operating expenses, including investment advisory fees, if any. Does not include insurance-related fees and expenses. The Fund, under normal circumstances, will invest at least 80% of its assets in bonds that are issued or guaranteed by the U.S. government and its agencies. The Fund’s total returns prior to October 1, 2011 are the returns of the Fund when it followed a different investment objective and different investment strategies under the name “BlackRock Government Income Portfolio”.

[2]   This index measures debt issued by the U.S. Government, and its agencies, as well as mortgage-backed pass-through securities of Ginnie Mae, Fannie Mae and Freddie Mac.

[3]	This unmanaged index includes the mortgage-backed pass-through securities of Ginnie Mae, Fannie Mae and Freddie Mac that meet certain maturity and liquidity criteria.

Performance Summary for the Period Ended December 31, 2014
				Average Annual Total Returns[5]
	Standardized 30-Day Yield[4]	Unsubsidized 30-Day Yield[4]	6-Month Total Returns[5]	1 Year	5 Years	10 Years
BlackRock U.S. Government Bond Portfolio	2.07%	1.87%	2.09%	5.95%	4.06%	3.87%
Barclays U.S. Government/Mortgage Index	—	—	2.10	5.41	3.69	4.50
Barclays U.S. Mortgage-Backed Securities Index	—	—	1.97	6.08	3.73	4.75

[4]	The standardized 30-day yield includes the effects of any waivers and/or reimbursements. The unsubsidized 30-day yield excludes the effects of any waivers and/or reimbursements.

[5]

Cumulative and average annual total investment returns are based on changes in net asset value for the periods shown and assume reinvestment of all distributions at net asset value on the ex-dividend/payable date. Insurance-related fees and expenses are not reflected in these returns.

Past performance is not indicative of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Expense Example
	Actual				Hypothetical[8]
			Including Interest Expense	Excluding Interest Expense		Including Interest Expense		Excluding Interest Expense
	Beginning Account Value July 1, 2014	Ending Account Value December 31, 2014	Expenses Paid During the Period[6]	Expenses Paid During the Period[7]	Beginning Account Value July 1, 2014	Ending Account Value December 31, 2014	Expenses Paid During the Period[6]	Ending Account Value December 31, 2014	Expenses Paid During the Period[7]
BlackRock U.S. Government Bond Portfolio	$1,000.00	$1,020.90	$2.85	$2.55	$1,000.00	$1,022.38	$2.85	$1,022.68	$2.55

[6]	Expenses are equal to the annualized expense ratio (0.56%), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).

[7]	Expenses are equal to the annualized expense ratio (0.50%), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).

[8]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 20 for further information on how expenses were calculated.

BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2014	19

The Benefits and Risks of Leveraging

The Funds may utilize leverage to seek to enhance yield and NAV. However, these objectives cannot be achieved in all interest rate environments.

The Funds may utilize leverage by entering into reverse repurchase agreements and/or treasury roll transactions.

In general, the concept of leveraging is based on the premise that the financing cost of leverage, which is based on short-term interest rates, is normally lower than the income earned by each Fund on its longer-term portfolio investments purchased with the proceeds from leverage. To the extent that the total assets of each Fund (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, the Fund’s shareholders benefit from the incremental net income.

The interest earned on securities purchased with the proceeds from leverage is distributed to Fund shareholders, and the value of these portfolio holdings is reflected in the Fund’s per share NAV. However, in order to benefit shareholders, the return on assets purchased with leverage proceeds must exceed the ongoing costs associated with the leverage. If interest and other ongoing costs of leverage exceed a Fund’s return on assets purchased with leverage proceeds, income to shareholders is lower than if the Fund had not used leverage.

Furthermore, the value of each Fund’s portfolio investments generally varies inversely with the direction of long-term interest rates, although other factors can also influence the value of portfolio investments. As a result, changes in interest rates can influence each Fund’s NAV positively or negatively in addition to the impact on Fund performance from leverage. Changes in the direction of interest rates are difficult to predict accurately, and there is no assurance that a Fund’s leveraging strategy will be successful.

The use of leverage also generally causes greater changes in each Fund’s NAV and distribution rates than a comparable fund that does not use leverage. In a declining market, leverage is likely to cause a greater decline in the NAV of a Fund’s shares than if the Fund were not leveraged. In addition, each Fund may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of leverage instruments, which may cause the Fund to incur losses. The use of leverage may limit a Fund’s ability to invest in certain types of securities or use certain types of hedging strategies. Each Fund incurs expenses in connection with the use of leverage, all of which are borne by Fund shareholders and may reduce income.

Disclosure of Expenses

Shareholders of these Funds may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses and other Fund expenses. The expense examples on the previous pages (which are based on a hypothetical investment of $1,000 invested on July 1, 2014 and held through December 31, 2014) are intended to assist shareholders both in calculating expenses based on an investment in each Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense examples provide information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their Fund under the headings entitled “Expenses Paid During the Period.”

The expense examples also provide information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in these Funds and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense examples are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, if any. Therefore, the hypothetical examples are useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

20	BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2014

Derivative Financial Instruments

The Funds may invest in various derivative financial instruments. Derivative financial instruments are used to obtain exposure to a security, index and/or market without owning or taking physical custody of securities or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage. Derivative financial instruments also involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the derivative financial instrument. The Funds’ ability to use a derivative financial instrument successfully depends on the investment advisor’s ability to predict pertinent market movements accurately, which cannot be assured. The use of derivative financial instruments may result in losses greater than if they had not been used, may limit the amount of appreciation a Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The Funds’ investments in these instruments are discussed in detail in the Notes to Financial Statements.

BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2014	21

Schedule of Investments December 31, 2014	BlackRock Balanced Capital Portfolio
(Percentages shown are based on Net Assets)

Asset-Backed Securities		Par (000)	Value
ACE Securities Corp. Home Equity Loan Trust, Series 2006-CW1, Class A2D, 0.43%, 7/25/36 (a)	USD	520	$303,149
ALM X Ltd., Series 2013-10A, Class A2, 2.23%, 1/15/25 (a)(b)		250	242,266
AmeriCredit Automobile Receivables Trust:
Series 2013-4, Class B, 1.66%, 9/10/18		70	70,363
Series 2013-4, Class D, 3.31%, 10/08/19		100	101,631
Series 2014-1, Class B, 1.68%, 7/08/19		105	104,608
Auto ABS, Series 2012-2, Class A, 2.80%, 4/27/25	EUR	76	92,436
Battalion CLO IV Ltd., Series 2013-4A, Class A1, 1.63%, 10/22/25 (a)(b)	USD	250	247,462
Bayview Opportunity Master Fund IIIa Trust, Series 2014-16RP, Class A, 3.84%, 11/28/29 (a)(b)		160	160,000
Bear Stearns Asset-Backed Securities I Trust, Series 2006-HE7, Class 1A2, 0.34%, 9/25/36 (a)		338	270,424
Carlyle Global Market Strategies CLO Ltd., Series 2012-4A, Class A, 1.62%, 1/20/25 (a)(b)		405	403,733
Carrington Mortgage Loan Trust, Series 2006-NC5, Class A4, 0.39%, 1/25/37 (a)		100	62,067
CHLUPA Trust, Series 2013-VM, Class A, 3.33%, 8/15/20 (b)		217	217,479
Chrysler Capital Auto Receivables Trust:
Series 2013-BA, Class A2, 0.56%, 12/15/16 (b)		84	84,401
Series 2013-BA, Class A4, 1.27%, 3/15/19 (b)		155	154,574
Series 2013-BA, Class B, 1.78%, 6/17/19 (b)		70	70,157
Series 2013-BA, Class C, 2.24%, 9/16/19 (b)		70	70,141

Asset-Backed Securities		Par (000)	Value
Series 2014-AA, Class B, 1.76%, 8/15/19 (b)	USD	200	$199,707
Series 2014-AA, Class C, 2.28%, 11/15/19 (b)		255	255,097
CIFC Funding Ltd., Series 2014-2A, Class A1L, 1.73%, 5/24/26 (a)(b)		480	476,208
Countrywide Asset-Backed Certificates:
Series 2006-8, Class 2A3, 0.33%, 1/25/46 (a)		149	129,255
Series 2006-SPS1, Class A, 0.39%, 12/25/25 (a)		8	20,835
Credit Acceptance Auto Loan Trust:
Series 2012-1A, Class B, 3.12%, 3/16/20 (b)		250	251,300
Series 2014-1A, Class A, 1.55%, 10/15/21 (b)		370	369,270
Series 2014-1A, Class B, 2.29%, 4/15/22 (b)		260	260,267
CT CDO IV Ltd., Series 2006-4A, Class A1, 0.46%, 10/20/43 (a)(b)		180	178,358
DCP Rights LLC, Series 2014-1A, Class A, 5.46%, 10/25/44 (b)		298	296,941
Dryden XXIV Senior Loan Fund, Series 2012-24A, Class A, 1.66%, 11/15/23 (a)(b)		250	249,806
Ford Credit Floorplan Master Owner Trust, Series 2012-5, Class C, 2.14%, 9/15/19		115	115,882
GT Loan Financing I Ltd., Series 2013-1A, Class A, 1.50%, 10/28/24 (a)(b)		280	276,205
Invitation Homes Trust:
Series 2014-SFR1, Class A, 1.16%, 6/17/31 (a)(b)		100	98,680
Series 2014-SFR3, Class A, 1.35%, 12/17/31 (a)(b)		180	179,213
KKR Financial CLO Ltd., Series 2013-1A, Class A1, 1.38%, 7/15/25 (a)(b)		500	488,441
Morgan Stanley ABS Capital I, Inc., Trust, Series 2005-HE1, Class A2MZ, 0.76%, 12/25/34 (a)		78	74,426

Portfolio Abbreviations
ABS	Asset-Backed Security	GBP	British Pound	OTC	Over-the-counter
ADR	American Depositary Receipts	GDR	Global Depositary Receipts	PCL	Public Company Limited
AUD	Australian Dollar	GO	General Obligation	PIK	Payment-in-kind
BRL	Brazilian Real	HKD	Hong Kong Dollar	PLN	Polish Zloty
BZDIOVER	Overnight Brazil CETIP -	IDR	Indonesian Rupiah	PRIBOR	Praque Interbank
	Interbank Rate	IDRB	Industrial Development		Offered Rate
CAD	Canadian Dollar		Revenue Bond	REIT	Real Estate Investment Trust
CDO	Collateralized Debt Obligation	INR	Indian Rupee	RB	Revenue Bond
CHF	Swiss Franc	JIBAR	Johannesburg Interbank Agreed Rate	S&P	Standard & Poor’s
CLO	Collateralized Loan Obligation	JPY	Japanese Yen	SGD	Singapore Dollar
CLP	Chilean Peso	JSC	Joint Stock Company	SPDR	Standard & Poor’s
CMS	Constant Maturity Swap	KRW	Korean Won		Depositary Receipts
CNY	Chinese Yuan	LIBOR	London Interbank Offered	TBA	To Be Announced
Rate
COP	Colombian Peso	LIFFE	London International Financial	TRY	Turkish Lira
CZK	Czech Koruna		Futures and Options Exchange	TWD	Taiwan New Dollar
ETF	Exchange-Traded Fund	LOC	Letter of Credit	USD	US Dollar
EUR	Euro	MXIBTIIE	Mexico Interbank TIIE 28 Day	VRDN	Variable Rate
EURIBOR	Euro Interbank Offered Rate	MXN	Mexican Peso		Demand Notes
FKA	Formerly Known As	NYSE	New York Stock Exchange	WIBOR	Warsaw Interbank Offered Rate
FTSE	Financial Times Stock Exchange	NZD	New Zealand Dollar	ZAR	South African Rand

See Notes to Financial Statements.

22	BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2014

Schedule of Investments (continued)	BlackRock Balanced Capital Portfolio
(Percentages shown are based on Net Assets)

Asset-Backed Securities		Par (000)	Value
Morgan Stanley Mortgage Loan Trust, Series 2007-7AX, Class 1A, 0.39%, 4/25/37 (a)	USD	469	$224,504
Navient Private Education Loan Trust:
Series 2014-CTA, Class A, 0.86%, 9/16/24 (a)(b)		220	219,915
Series 2014-CTA, Class B, 1.91%, 10/17/44 (a)(b)		150	148,528
Nelnet Student Loan Trust:
Series 2006-1, Class A6, 0.68%, 8/23/36 (a)(b)		200	193,000
Series 2008-3, Class A4, 1.88%, 11/25/24 (a)		330	345,283
NextGear Floorplan Master Owner Trust, Series 2014-1A, Class A, 1.92%, 10/15/19 (b)		320	318,484
Northwoods Capital Corp./Northwoods Capital Ltd., Series 2012-9A, Class A, 1.65%, 1/18/24 (a)(b)		260	258,847
Octagon Investment Partners XVI Ltd., Series 2013-1A, Class A, 1.35%, 7/17/25 (a)(b)		305	298,109
OHA Loan Funding Ltd., Series 2013-2A, Class A, 1.50%, 8/23/24 (a)(b)		285	280,701
OneMain Financial Issuance Trust:
Series 2014-1A, Class A, 2.43%, 6/18/24 (b)		455	454,991
Series 2014-2A, Class A, 2.47%, 9/18/24 (b)		490	491,921
Series 2014-2A, Class B, 3.02%, 9/18/24 (b)		100	100,062
Series 2014-2A, Class C, 4.33%, 9/18/24 (b)		145	145,766
OZLM Funding IV Ltd., Series 2013-4A, Class A1, 1.38%, 7/22/25 (a)(b)		495	484,380
OZLM Funding Ltd., Series 2012-2A, Class A1, 1.72%, 10/30/23 (a)(b)		435	434,269
PFS Financing Corp., Series 2014-BA, Class A, 0.76%, 10/15/19 (a)(b)		460	459,976
Prestige Auto Receivables Trust:
Series 2013-1A, Class A2, 1.09%, 2/15/18 (b)		83	83,407
Series 2013-1A, Class A3, 1.33%, 5/15/19 (b)		140	140,208
Series 2014-1A, Class A2, 0.97%, 3/15/18 (b)		209	209,275
Santander Drive Auto Receivables Trust:
Series 2013-2, Class B, 1.33%, 3/15/18		500	501,046
Series 2013-3, Class B, 1.19%, 5/15/18		450	450,185
Series 2014-2, Class C, 2.33%, 11/15/19		501	503,162
Series 2014-2, Class D, 2.76%, 2/18/20		140	139,598
Series 2014-4, Class B, 1.82%, 5/15/19		470	470,180
Series 2014-S1, Class R, 1.42%, 8/16/18 (b)		49	48,865
Series 2014-S2, Class R, 1.43%, 11/16/18 (b)		89	89,545
Series 2014-S3, Class R, 1.43%, 2/19/19 (b)		50	50,319
Series 2014-S4, Class R, 1.43%, 4/16/19 (b)		73	72,709
Series 2014-S5, Class R, 1.43%, 6/18/19 (b)		78	78,079
Series 2014-S6, Class R, 1.43%, 12/17/19 (b)		161	161,200
SASCO Mortgage Loan Trust, Series 2005-GEL2, Class A, 0.72%, 4/25/35 (a)		16	15,470
Scholar Funding Trust:
Series 2011-A, Class A, 0.13%, 10/28/43 (a)(b)		180	180,594

Asset-Backed Securities		Par (000)	Value
Series 2013-A, Class A, 0.81%, 1/30/45 (a)(b)	USD	597	$595,541
SLM Private Credit Student Loan Trust:
Series 2002-A, Class A2, 0.79%, 12/16/30 (a)		211	208,118
Series 2004-B, Class A2, 0.44%, 6/15/21 (a)		376	373,233
Series 2004-B, Class A3, 0.57%, 3/15/24 (a)		65	62,109
Series 2005-B, Class A2, 0.42%, 3/15/23 (a)		95	93,847
Series 2006-A, Class A4, 0.43%, 12/15/23 (a)		693	687,317
Series 2006-C, Class A4, 0.41%, 3/15/23 (a)		88	86,839
SLM Private Education Loan Trust:
Series 2011-A, Class A3, 2.66%, 1/15/43 (a)(b)		950	1,010,434
Series 2011-B, Class A2, 3.74%, 2/15/29 (b)		100	104,832
Series 2011-B, Class A3, 2.41%, 6/16/42 (a)(b)		400	423,932
Series 2011-C, Class A2A, 3.40%, 10/17/44 (a)(b)		185	199,470
Series 2011-C, Class A2B, 4.54%, 10/17/44 (b)		300	321,960
Series 2013-A, Class A1, 0.76%, 8/15/22 (a)(b)		154	153,720
Series 2013-A, Class A2A, 1.77%, 5/17/27 (b)		210	207,625
Series 2013-B, Class A2A, 1.85%, 6/17/30 (b)		1,695	1,665,568
Series 2013-C, Class A2A, 2.94%, 10/15/31 (b)		345	352,335
Series 2013-C, Class B, 3.50%, 6/15/44 (b)		500	494,676
Soundview Home Loan Trust, Series 2005-OPT3, Class A4, 0.46%, 11/25/35 (a)		270	268,225
SpringCastle America Funding LLC:
Series 2014-AA, Class A, 2.70%, 5/25/23 (b)		640	639,043
Series 2014-AA, Class B, 4.61%, 10/25/27 (b)		390	393,057
Structured Asset Investment Loan Trust, Series 2004-8, Class M4, 1.66%, 9/25/34 (a)		73	63,772
Structured Asset Securities Corp. Mortgage Pass-Through Certificates, Series 2004-23XS, Class 2A1, 0.46%, 1/25/35 (a)		143	131,620
SWAY Residential Trust, Series 2014-1, Class A, 1.46%, 1/17/20 (a)(b)		259	258,255
Symphony CLO XII Ltd., Series 2013-12A, Class A, 1.53%, 10/15/25 (a)(b)		380	374,500
TICP CLO III Ltd., Series 2014-3A, Class B1, 2.59%, 1/20/27		500	492,350
Venture XIX CLO Ltd., Series 2014-19A, Class A, 1.84%, 1/15/26 (a)(b)		250	249,099
Vibrant CLO Ltd., Series 2012-1A, Class A1, 1.71%, 7/17/24 (a)(b)		780	773,528
Ziggurat CLO I Ltd., Series 2014-1A, Class A1, 1.81%, 10/17/26 (a)(b)		515	512,477
Total Asset-Backed Securities — 4.7%			25,824,842

See Notes to Financial Statements.

BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2014	23

Schedule of Investments (continued)	BlackRock Balanced Capital Portfolio
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Aerospace & Defense — 0.6%
Raytheon Co.	31,600	$3,418,172
Air Freight & Logistics — 0.8%
FedEx Corp.	24,740	4,296,348
Airlines — 1.3%
Delta Air Lines, Inc.	11,500	565,685
Southwest Airlines Co.	67,900	2,873,528
United Continental Holdings, Inc. (c)	58,500	3,913,065

		7,352,278
Banks — 8.3%
Bank of America Corp.	554,115	9,913,117
Citigroup, Inc.	149,493	8,089,066
JPMorgan Chase & Co.	174,990	10,950,874
SunTrust Banks, Inc.	125,670	5,265,573
U.S. Bancorp	198,650	8,929,317
Wells Fargo & Co.	36,900	2,022,858

		45,170,805
Beverages — 1.7%
Dr. Pepper Snapple Group, Inc.	78,500	5,626,880
Molson Coors Brewing Co., Class B	52,700	3,927,204

		9,554,084
Biotechnology — 1.3%
Amgen, Inc.	42,910	6,835,134
Forward Pharma A/S — ADR (c)	15,750	328,073

		7,163,207
Capital Markets — 0.8%
The Goldman Sachs Group, Inc.	22,300	4,322,409
Chemicals — 0.4%
Cabot Corp.	23,087	1,012,596
The Dow Chemical Co.	30,200	1,377,422

		2,390,018
Commercial Services & Supplies — 0.3%
Tyco International PLC	42,065	1,844,971
Communications Equipment — 2.7%
Brocade Communications Systems, Inc.	313,103	3,707,140
Cisco Systems, Inc.	229,430	6,381,595
QUALCOMM, Inc.	59,600	4,430,068

		14,518,803
Construction & Engineering — 0.5%
AECOM Technology Corp. (c)	92,530	2,810,136
Consumer Finance — 2.1%
Discover Financial Services	120,700	7,904,643
SLM Corp.	323,080	3,292,185

		11,196,828
Containers & Packaging — 0.5%
Packaging Corp. of America	33,475	2,612,724
Electronic Equipment, Instruments & Components — 0.5%
TE Connectivity Ltd.	17,880	1,130,910
Zebra Technologies Corp., Class A (c)	18,200	1,408,862

		2,539,772
Energy Equipment & Services — 2.0%
Halliburton Co.	40,520	1,593,652
Oceaneering International, Inc.	12,150	714,542
Schlumberger Ltd.	84,180	7,189,814
Weatherford International PLC (c)	118,600	1,357,970

		10,855,978

Common Stocks	Shares	Value
Food & Staples Retailing — 2.4%
CVS Health Corp.	119,175	$11,477,744
Wal-Mart Stores, Inc.	17,300	1,485,724

		12,963,468
Food Products — 0.2%
Pilgrim’s Pride Corp. (c)	11,100	363,969
Tyson Foods, Inc., Class A	17,500	701,575

		1,065,544
Health Care Providers & Services — 5.9%
Aetna, Inc.	75,080	6,669,356
Centene Corp. (c)	36,200	3,759,370
Cigna Corp.	43,900	4,517,749
Humana, Inc.	11,300	1,623,019
Laboratory Corp. of America Holdings (c)	10,200	1,100,580
McKesson Corp.	22,080	4,583,366
UnitedHealth Group, Inc.	55,320	5,592,299
Universal Health Services, Inc., Class B	38,057	4,234,222

		32,079,961
Hotels, Restaurants & Leisure — 0.6%
Aramark	25,218	785,541
Las Vegas Sands Corp.	38,800	2,256,608

		3,042,149
Household Durables — 0.3%
PulteGroup, Inc.	77,200	1,656,712
Industrial Conglomerates — 1.6%
3M Co.	54,725	8,992,412
Insurance — 2.5%
American International Group, Inc.	158,250	8,863,583
The Travelers Cos., Inc.	45,375	4,802,944

		13,666,527
Internet & Catalog Retail — 0.3%
The Priceline Group, Inc. (c)	1,460	1,664,707
Internet Software & Services — 2.8%
Facebook, Inc., Class A (c)	81,600	6,366,432
Google, Inc., Class A (c)	8,740	4,637,968
Google, Inc., Class C (c)	8,590	4,521,776

		15,526,176
IT Services — 2.3%
Alliance Data Systems Corp. (c)	2,900	829,545
Amdocs Ltd.	51,731	2,413,510
MasterCard, Inc., Class A	85,610	7,376,158
Total System Services, Inc.	59,759	2,029,416

		12,648,629
Machinery — 1.0%
Parker Hannifin Corp.	23,463	3,025,554
WABCO Holdings, Inc. (c)	22,220	2,328,212

		5,353,766
Media — 1.9%
Comcast Corp., Class A	175,200	10,163,352
Metals & Mining — 0.1%
Vale SA — ADR (d)	66,700	545,606
Multiline Retail — 0.5%
Macy’s, Inc.	41,460	2,725,995
Multi-Utilities — 0.2%
Public Service Enterprise Group, Inc.	31,500	1,304,415

See Notes to Financial Statements.

24	BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2014

Schedule of Investments (continued)	BlackRock Balanced Capital Portfolio
(Percentages shown are based on Net Assets)

Common Stocks		Shares	Value
Oil, Gas & Consumable Fuels — 3.2%
BP PLC — ADR		106,700	$4,067,404
Exxon Mobil Corp.		1,980	183,051
Hess Corp.		47,792	3,528,005
Marathon Petroleum Corp.		23,738	2,142,592
PBF Energy, Inc., Class A		34,200	911,088
Suncor Energy, Inc.		178,650	5,677,497
Tesoro Corp.		13,122	975,621

			17,485,258
Paper & Forest Products — 0.5%
Domtar Corp.		64,900	2,610,278
Pharmaceuticals — 3.0%
AstraZeneca PLC — ADR		53,900	3,793,482
Johnson & Johnson		9,000	941,130
Merck & Co., Inc.		34,686	1,969,818
Shire PLC — ADR		13,200	2,805,528
Teva Pharmaceutical Industries Ltd. — ADR		117,605	6,763,464

			16,273,422
Road & Rail — 1.1%
Norfolk Southern Corp.		45,000	4,932,450
Union Pacific Corp.		9,800	1,167,474

			6,099,924
Semiconductors & Semiconductor Equipment — 3.1%
Intel Corp.		228,600	8,295,894
Micron Technology, Inc. (c)		241,200	8,444,412

			16,740,306
Software — 1.2%
Microsoft Corp.		61,100	2,838,095
Oracle Corp.		80,660	3,627,280

			6,465,375
Specialty Retail — 3.4%
The Home Depot, Inc.		39,500	4,146,315
Lowe’s Cos., Inc.		147,900	10,175,520
Ross Stores, Inc.		47,400	4,467,924

			18,789,759
Technology Hardware, Storage & Peripherals — 4.6%
Apple Inc.		41,870	4,621,611
EMC Corp.		196,750	5,851,345
Hewlett-Packard Co.		138,604	5,562,179
SanDisk Corp.		24,000	2,351,520
Western Digital Corp.		62,660	6,936,462

			25,323,117
Total Common Stocks — 66.5%			363,233,391

Corporate Bonds		Par (000)
Aerospace & Defense — 0.0%
Lockheed Martin Corp., 4.07%, 12/15/42	USD	51	51,463
Raytheon Co., 3.15%, 12/15/24		29	29,087

			80,550
Air Freight & Logistics — 0.0%
FedEx Corp.:
4.90%, 1/15/34		107	119,505
5.10%, 1/15/44		63	72,744

			192,249

Corporate Bonds		Par (000)	Value
Airlines — 0.0%
Southwest Airlines Co., 2.75%, 11/06/19	USD	49	$49,225
United Airlines Pass-Through Trust, Series 2014-1, Class B, 4.75%, 10/11/23		19	18,810
United Continental Holdings, Inc., Series B, 6.00%, 7/15/28		105	100,013

			168,048
Auto Components — 0.0%
Icahn Enterprises LP/Icahn Enterprises Finance Corp.:
3.50%, 3/15/17		48	48,000
4.88%, 3/15/19		65	64,838
6.00%, 8/01/20		80	82,416

			195,254
Automobiles — 0.1%
General Motors Co.:
4.88%, 10/02/23		115	123,050
4.00%, 4/01/25		74	74,185
6.25%, 10/02/43		50	59,730

			256,965
Banks — 1.2%
Bank of America Corp.:
2.60%, 1/15/19		757	762,886
2.65%, 4/01/19		121	121,888
3.30%, 1/11/23		118	118,009
4.20%, 8/26/24		230	234,307
4.25%, 10/22/26		209	208,531
The Bank of Nova Scotia:
1.30%, 7/21/17		369	367,798
2.80%, 7/21/21		365	365,152
Barclays PLC, 2.75%, 11/08/19		200	198,778
BB&T Corp., 2.45%, 1/15/20		87	86,646
Citigroup, Inc.:
1.85%, 11/24/17		180	179,793
2.50%, 9/26/18		165	166,928
2.50%, 7/29/19		372	372,299
Cooperatieve Centrale Raiffeisen- Boerenleenbank BA, 4.63%, 12/01/23		263	278,968
HSBC Bank Brasil SA — Banco Multiplo, 4.00%, 5/11/16 (b)		760	771,780
HSBC Holdings PLC, 4.25%, 3/14/24		211	219,563
JPMorgan Chase & Co.:
4.75%, 3/01/15		313	314,789
1.35%, 2/15/17		417	416,991
2.35%, 1/28/19		91	91,594
2.20%, 10/22/19		86	85,258
3.88%, 9/10/24		235	235,200
Macquarie Bank Ltd.:
1.65%, 3/24/17 (b)		124	124,428
1.60%, 10/27/17 (b)		147	146,034
Wells Fargo & Co.:
1.50%, 7/01/15		161	161,864
2.13%, 4/22/19		192	191,950
3.30%, 9/09/24		62	62,388
4.10%, 6/03/26		85	86,875
5.38%, 11/02/43		72	81,915

			6,452,612
Biotechnology — 0.1%
Amgen, Inc.:
3.63%, 5/22/24		121	122,989
5.65%, 6/15/42		88	104,702

See Notes to Financial Statements.

BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2014	25

Schedule of Investments (continued)	BlackRock Balanced Capital Portfolio
(Percentages shown are based on Net Assets)

Corporate Bonds		Par (000)	Value
Biotechnology (concluded)
Celgene Corp.:
2.25%, 5/15/19	USD	99	$98,301
3.25%, 8/15/22		101	101,650
Gilead Sciences, Inc.:
2.35%, 2/01/20		29	29,156
3.50%, 2/01/25		47	48,241
4.50%, 2/01/45		126	134,669

			639,708
Capital Markets — 0.4%
The Bank of New York Mellon Corp., 2.10%, 1/15/19		147	147,466
Credit Suisse, 3.00%, 10/29/21		250	248,833
The Goldman Sachs Group, Inc.:
3.63%, 2/07/16		117	120,049
2.90%, 7/19/18		215	220,564
2.63%, 1/31/19		223	224,362
2.55%, 10/23/19		368	366,656
Morgan Stanley:
3.75%, 2/25/23		478	490,342
5.00%, 11/24/25		125	133,389
4.35%, 9/08/26		170	171,016

			2,122,677
Chemicals — 0.2%
Agrium, Inc.:
3.15%, 10/01/22		66	64,427
5.25%, 1/15/45		36	38,884
The Dow Chemical Co.:
4.13%, 11/15/21		137	144,755
3.50%, 10/01/24		128	126,703
4.38%, 11/15/42		35	33,899
4.63%, 10/01/44		45	45,571
Eastman Chemical Co.:
2.70%, 1/15/20		91	91,516
4.80%, 9/01/42		61	61,687
LYB International Finance BV, 4.00%, 7/15/23		167	170,831
Monsanto Co.:
2.20%, 7/15/22		22	20,817
4.40%, 7/15/44		52	53,952
The Sherwin-Williams Co., 4.00%, 12/15/42		28	27,787

			880,829
Communications Equipment — 0.0%
Cisco Systems, Inc., 2.13%, 3/01/19		89	89,419
Consumer Finance — 0.4%
Ally Financial, Inc., 5.13%, 9/30/24		180	182,700
American Express Credit Corp.:
1.13%, 6/05/17		249	248,216
2.25%, 8/15/19		149	149,024
Capital One NA/Mclean VA, 2.95%, 7/23/21		263	261,354
Ford Motor Credit Co. LLC:
1.72%, 12/06/17		500	494,833
4.25%, 9/20/22		213	226,007
3.66%, 9/08/24		200	200,400
Toyota Motor Credit Corp., 2.75%, 5/17/21		325	329,819

			2,092,353
Containers & Packaging — 0.1%
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Luxembourg SA:
7.88%, 8/15/19		310	326,663
6.88%, 2/15/21		320	334,000

			660,663

Corporate Bonds		Par (000)	Value
Diversified Financial Services — 0.3%
BP Capital Markets PLC:
2.24%, 5/10/19	USD	206	$205,750
2.52%, 1/15/20		158	158,185
2.50%, 11/06/22		100	93,173
General Electric Capital Corp., 3.10%, 1/09/23		181	183,262
General Motors Financial Co., Inc.:
2.75%, 5/15/16		211	214,429
2.63%, 7/10/17		410	411,777
4.75%, 8/15/17		260	274,196
Shell International Finance BV, 3.63%, 8/21/42		51	48,510

			1,589,282
Diversified Telecommunication Services — 0.3%
Intelsat Jackson Holdings SA, 7.25%, 4/01/19		253	264,069
Level 3 Financing, Inc., 8.13%, 7/01/19		233	247,563
Verizon Communications, Inc.:
2.63%, 2/21/20 (b)		489	483,409
3.45%, 3/15/21		147	150,240
4.40%, 11/01/34		215	213,706
3.85%, 11/01/42		194	172,947

			1,531,934
Electric Utilities — 0.3%
Commonwealth Edison Co., 4.70%, 1/15/44		77	87,711
Duke Energy Carolinas LLC, 4.25%, 12/15/41		129	138,607
Duke Energy Corp., 3.75%, 4/15/24		38	39,529
Entergy Arkansas, Inc., 3.70%, 6/01/24		216	226,337
Florida Power & Light Co., 3.80%, 12/15/42		50	50,468
Georgia Power Co., 3.00%, 4/15/16		415	426,169
PacifiCorp, 3.60%, 4/01/24		290	299,699
Progress Energy, Inc., 4.88%, 12/01/19		22	24,327
Southern California Edison Co., 1.25%, 11/01/17		54	53,620
Trans-Allegheny Interstate Line Co., 3.85%, 6/01/25 (b)		70	71,179

			1,417,646
Energy Equipment & Services — 0.0%
Transocean, Inc., 6.80%, 3/15/38		30	25,707
Food & Staples Retailing — 0.1%
CVS Health Corp., 5.30%, 12/05/43		39	46,622
The Kroger Co., 2.95%, 11/01/21		132	130,917
Wal-Mart Stores, Inc.:
2.55%, 4/11/23		64	63,040
4.00%, 4/11/43		34	35,274

			275,853
Health Care Equipment & Supplies — 0.2%
Becton Dickinson and Co.:
1.80%, 12/15/17		38	38,140
2.68%, 12/15/19		131	132,723
3.13%, 11/08/21		66	66,246
3.73%, 12/15/24		132	135,904
4.69%, 12/15/44		20	21,539
Boston Scientific Corp., 2.65%, 10/01/18		97	97,114
CareFusion Corp., 1.45%, 5/15/17		103	102,271
Medtronic, Inc.:
2.50%, 3/15/20 (b)		84	84,220
3.13%, 3/15/22		80	81,004
3.50%, 3/15/25 (b)		80	81,838
4.63%, 3/15/44		116	124,868
4.63%, 3/15/45 (b)		39	42,276

			1,008,143

See Notes to Financial Statements.

26	BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2014

Schedule of Investments (continued)	BlackRock Balanced Capital Portfolio
(Percentages shown are based on Net Assets)

Corporate Bonds		Par (000)	Value
Health Care Providers & Services — 0.4%
Aetna, Inc.:
2.75%, 11/15/22	USD	119	$115,433
4.50%, 5/15/42		59	62,465
4.13%, 11/07/42		29	29,139
4.75%, 3/15/44		36	39,694
AmerisourceBergen Corp., 1.15%, 5/15/17		247	244,913
Anthem, Inc.:
1.88%, 1/15/18		220	219,938
2.30%, 7/15/18		225	226,245
Series A, 3.70%, 8/15/21		121	126,485
3.30%, 1/15/23		75	74,927
4.65%, 8/15/44		45	47,656
Express Scripts Holding Co., 1.25%, 6/02/17		93	92,035
HCA, Inc., 5.25%, 4/15/25		180	188,100
Tenet Healthcare Corp., 6.25%, 11/01/18		280	303,800
UnitedHealth Group, Inc.:
3.38%, 11/15/21		75	77,816
2.88%, 12/15/21		75	75,853
3.95%, 10/15/42		92	91,449

			2,015,948
Hotels, Restaurants & Leisure — 0.1%
Caesars Entertainment Resort Properties LLC/Caesars Entertainment Resort Properties LLC:
8.00%, 10/01/20 (b)		220	215,600
11.00%, 10/01/21 (b)		246	223,860

			439,460
Household Durables — 0.0%
Newell Rubbermaid, Inc., 2.88%, 12/01/19		208	208,078
Household Products — 0.0%
Kimberly-Clark Corp., 1.90%, 5/22/19		201	199,648
Industrial Conglomerates — 0.0%
Eaton Corp., 2.75%, 11/02/22		133	130,659
General Electric Co., 4.50%, 3/11/44		114	125,311

			255,970
Insurance — 0.4%
The Allstate Corp., 3.15%, 6/15/23		56	56,273
American International Group, Inc.:
3.38%, 8/15/20		277	287,748
4.50%, 7/16/44		55	58,108
Berkshire Hathaway Finance Corp., 4.30%, 5/15/43		41	43,465
Loews Corp., 2.63%, 5/15/23		56	52,908
Manulife Financial Corp., 3.40%, 9/17/15		172	175,097
MassMutual Global Funding II, 2.35%, 4/09/19 (b)		220	221,366
MetLife, Inc.:
3.05%, 12/15/22		87	86,842
3.60%, 4/10/24		98	100,572
Metropolitan Life Global Funding I:
1.30%, 4/10/17 (b)		481	480,319
2.30%, 4/10/19 (b)		330	331,470
Prudential Financial, Inc.:
4.75%, 9/17/15		257	263,713
4.60%, 5/15/44		112	118,039
XLIT Ltd., 2.30%, 12/15/18		77	77,050

			2,352,970
Internet & Catalog Retail — 0.0%
Amazon.com, Inc., 2.60%, 12/05/19		129	130,311
Internet Software & Services — 0.1%
Alibaba Group Holding Ltd.:
2.50%, 11/28/19 (b)		225	221,966

Corporate Bonds		Par (000)	Value
Internet Software & Services (concluded)
3.13%, 11/28/21 (b)	USD	235	$232,175

			454,141
IT Services — 0.0%
MasterCard Inc., 3.38%, 4/01/24		112	114,963
Life Sciences Tools & Services — 0.1%
Thermo Fisher Scientific, Inc.:
3.60%, 8/15/21		202	208,600
3.30%, 2/15/22		163	163,269
4.15%, 2/01/24		66	69,603
5.30%, 2/01/44		21	24,118

			465,590
Machinery — 0.1%
Caterpillar Financial Services Corp., 2.25%, 12/01/19		131	131,143
Caterpillar, Inc., 4.75%, 5/15/64		53	57,670
John Deere Capital Corp., 3.35%, 6/12/24		130	133,240

			322,053
Media — 0.4%
CBS Corp., 2.30%, 8/15/19		103	101,770
Comcast Corp., 4.75%, 3/01/44		67	74,664
COX Communications, Inc., 8.38%, 3/01/39 (b)		138	196,741
DIRECTV Holdings LLC/DIRECTV Financing Co., Inc.:
4.60%, 2/15/21		208	222,796
3.80%, 3/15/22		68	69,181
6.38%, 3/01/41		45	52,612
The Interpublic Group of Cos., Inc.:
4.00%, 3/15/22		73	74,722
4.20%, 4/15/24		113	115,578
NBCUniversal Media LLC:
4.38%, 4/01/21		449	493,809
4.45%, 1/15/43		154	163,180
Scripps Networks Interactive, Inc., 2.75%, 11/15/19		132	132,552
Time Warner Cable, Inc., 4.50%, 9/15/42		179	184,002
Time Warner, Inc.:
2.10%, 6/01/19		215	211,819
4.65%, 6/01/44		38	39,618
Viacom, Inc., 2.75%, 12/15/19		160	160,317

			2,293,361
Metals & Mining — 0.2%
Barrick Gold Corp., 3.85%, 4/01/22		107	102,971
BHP Billiton Finance USA Ltd., 3.85%, 9/30/23		114	120,013
Freeport-McMoRan, Inc., 4.00%, 11/14/21		127	125,832
Newmont Mining Corp., 3.50%, 3/15/22		77	72,361
Novelis, Inc., 8.75%, 12/15/20		420	445,200
Nucor Corp., 5.20%, 8/01/43		43	47,400
Rio Tinto Finance USA PLC, 2.88%, 8/21/22		45	43,266

			957,043
Multiline Retail — 0.0%
Target Corp., 3.50%, 7/01/24		98	101,741
Multi-Utilities — 0.2%
Berkshire Hathaway Energy Co.:
2.40%, 2/01/20 (b)		62	61,730
3.50%, 2/01/25 (b)		62	62,394
CenterPoint Energy Houston Electric LLC, 4.50%, 4/01/44		120	133,936
CMS Energy Corp., 3.88%, 3/01/24		71	73,723
Consumers Energy Co., 3.95%, 5/15/43		50	51,597

See Notes to Financial Statements.

BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2014	27

Schedule of Investments (continued)	BlackRock Balanced Capital Portfolio
(Percentages shown are based on Net Assets)

Corporate Bonds		Par (000)	Value
Multi-Utilities (concluded)
Dominion Resources, Inc.:
1.95%, 8/15/16	USD	176	$177,891
2.50%, 12/01/19		145	145,423
DTE Energy Co.:
2.40%, 12/01/19		45	45,007
3.50%, 6/01/24		175	178,035
Pacific Gas & Electric Co.:
4.75%, 2/15/44		66	72,587
4.30%, 3/15/45		50	51,323
PG&E Corp., 2.40%, 3/01/19		95	95,144
Virginia Electric & Power Co., 4.45%, 2/15/44		50	54,616

			1,203,406
Oil, Gas & Consumable Fuels — 1.0%
Anadarko Petroleum Corp., 3.45%, 7/15/24		217	211,844
Chevron Corp., 2.19%, 11/15/19		39	39,144
Continental Resources, Inc., 4.90%, 6/01/44		63	54,600
Devon Energy Corp., 3.25%, 5/15/22		38	37,330
Energy Transfer Partners LP:
4.15%, 10/01/20		73	74,838
4.65%, 6/01/21		103	107,670
3.60%, 2/01/23		119	115,152
5.95%, 10/01/43		81	88,841
Enterprise Products Operating LLC:
3.90%, 2/15/24		68	69,257
4.45%, 2/15/43		155	153,141
5.10%, 2/15/45		53	56,985
EOG Resources, Inc., 2.45%, 4/01/20		302	300,434
Exxon Mobil Corp., 1.82%, 3/15/19		259	259,591
Kinder Morgan Energy Partners LP, 3.50%, 3/01/21		589	579,476
Kinder Morgan, Inc., 3.05%, 12/01/19		310	307,535
Laredo Petroleum, Inc., 7.38%, 5/01/22		180	168,300
Linn Energy LLC/Linn Energy Finance Corp., 6.25%, 11/01/19		220	185,900
Marathon Petroleum Corp., 4.75%, 9/15/44		43	40,609
MEG Energy Corp., 6.50%, 3/15/21 (b)		610	556,625
Murphy Oil Corp., 2.50%, 12/01/17		359	356,846
Noble Energy, Inc.:
4.15%, 12/15/21		138	140,719
5.05%, 11/15/44		20	19,769
Noble Holding International Ltd., 3.95%, 3/15/22		70	61,324
Occidental Petroleum Corp., 3.13%, 2/15/22		102	100,819
Peabody Energy Corp.:
6.00%, 11/15/18		33	29,948
6.25%, 11/15/21		197	168,435
Phillips 66, 4.88%, 11/15/44		50	51,177
Pioneer Natural Resources Co., 3.95%, 7/15/22		133	131,643
Plains All American Pipeline LP/PAA Finance Corp.:
2.60%, 12/15/19		231	229,394
4.90%, 2/15/45		57	57,926
Range Resources Corp., 5.75%, 6/01/21		10	10,325
Schlumberger Investment SA, 3.65%, 12/01/23		47	49,131
Suncor Energy, Inc., 3.60%, 12/01/24		196	193,678
TransCanada PipeLines Ltd., 4.63%, 3/01/34		56	56,813
Western Gas Partners LP, 4.00%, 7/01/22		188	190,557
Williams Partners LP, 3.90%, 1/15/25		181	173,955

			5,429,731
Paper & Forest Products — 0.0%
International Paper Co.:
3.65%, 6/15/24		65	64,953

Corporate Bonds		Par (000)	Value
Paper & Forest Products (concluded)
4.80%, 6/15/44	USD	93	$94,972

			159,925
Pharmaceuticals — 0.3%
AbbVie, Inc.:
2.90%, 11/06/22		184	181,153
4.40%, 11/06/42		66	68,090
Actavis Funding SCS, 2.45%, 6/15/19		214	210,348
Actavis, Inc., 3.25%, 10/01/22		107	104,177
Bristol-Myers Squibb Co., 4.50%, 3/01/44		134	146,434
Forest Laboratories, Inc.:
4.38%, 2/01/19 (b)		136	143,666
5.00%, 12/15/21 (b)		141	152,678
Novartis Capital Corp., 4.40%, 4/24/20		127	140,515
Pfizer, Inc.:
3.40%, 5/15/24		96	99,876
4.30%, 6/15/43		60	64,257
4.40%, 5/15/44		98	106,598
Roche Holdings, Inc., 2.88%, 9/29/21 (b)		200	202,499
Teva Pharmaceutical Finance Co. BV, 3.65%, 11/10/21		115	117,843

			1,738,134
Real Estate Investment Trusts (REITs) — 0.1%
American Tower Corp.:
3.45%, 9/15/21		152	149,437
5.90%, 11/01/21		21	23,639
3.50%, 1/31/23		21	20,290
5.00%, 2/15/24		21	22,270
Ventas Realty LP, 3.75%, 5/01/24		91	91,600

			307,236
Road & Rail — 0.1%
Burlington Northern Santa Fe LLC:
3.00%, 3/15/23		72	71,771
3.75%, 4/01/24		38	39,519
CSX Corp., 4.10%, 3/15/44		53	52,502
Ryder System, Inc., 2.45%, 9/03/19		181	179,725
Union Pacific Corp., 4.82%, 2/01/44		67	76,494
Union Pacific Railroad Co. Pass-Through Trust, Series 2014-1, 3.23%, 5/14/26		185	185,751

			605,762
Software — 0.1%
First Data Corp., 7.38%, 6/15/19 (b)		115	121,037
Oracle Corp.:
2.80%, 7/08/21		288	291,582
4.30%, 7/08/34		101	108,138

			520,757
Specialty Retail — 0.0%
The Home Depot, Inc., 4.40%, 3/15/45		25	27,323
Lowe’s Cos., Inc.:
5.00%, 9/15/43		43	50,304
4.25%, 9/15/44		43	45,409

			123,036
Technology Hardware, Storage & Peripherals — 0.2%
Apple Inc.:
2.10%, 5/06/19		555	561,300
2.85%, 5/06/21		171	174,926
Hewlett-Packard Co., 3.75%, 12/01/20		213	220,340
Seagate HDD Cayman, 5.75%, 12/01/34 (b)		37	39,021

			995,587

See Notes to Financial Statements.

28	BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2014

Schedule of Investments (continued)	BlackRock Balanced Capital Portfolio
(Percentages shown are based on Net Assets)

Corporate Bonds		Par (000)	Value
Tobacco — 0.1%
Altria Group, Inc., 2.63%, 1/14/20	USD	81	$81,235
Philip Morris International, Inc.:
1.13%, 8/21/17		162	161,318
4.88%, 11/15/43		83	92,531
Reynolds American, Inc.:
3.25%, 11/01/22		83	80,845
4.75%, 11/01/42		68	65,997

			481,926
Trading Companies & Distributors — 0.1%
United Rentals North America, Inc., 7.63%, 4/15/22		440	483,780
Wireless Telecommunication Services — 0.3%
America Movil SAB de CV, 2.38%, 9/08/16		480	486,586
Sprint Communications, Inc., 9.00%, 11/15/18 (b)		480	545,952
Sprint Corp., 7.88%, 9/15/23		175	172,760
T-Mobile USA, Inc.:
6.63%, 4/28/21		65	66,706
6.73%, 4/28/22		60	61,800
6.84%, 4/28/23		20	20,650
Vodafone Group PLC, 2.50%, 9/26/22		67	62,482

			1,416,936
Total Corporate Bonds — 8.0%			43,457,385

Foreign Agency Obligations — 0.1%
Statoil ASA, 2.90%, 11/08/20		365	373,360

Foreign Government Obligations
Brazil — 0.1%
Federative Republic of Brazil, 4.25%, 1/07/25		600	600,000
Colombia — 0.1%
Republic of Colombia:
4.38%, 3/21/23	COP	34,000	12,536
4.00%, 2/26/24		280	286,300

			298,836
Greece — 0.0%
Hellenic Republic:
2.00%, 2/24/23 (e)	EUR	2	1,533
2.00%, 2/24/24 (e)		2	1,520
2.00%, 2/24/25 (e)		2	1,433
2.00%, 2/24/26 (e)		2	1,371
2.00%, 2/24/27 (e)		2	1,334
2.00%, 2/24/28 (e)		2	1,298
2.00%, 2/24/29 (e)		2	1,287
2.00%, 2/24/30 (e)		2	1,270
2.00%, 2/24/31 (e)		2	1,258
2.00%, 2/24/32 (e)		2	1,241
2.00%, 2/24/33 (e)		2	1,240
2.00%, 2/24/34 (e)		2	1,225
2.00%, 2/24/35 (e)		2	1,220
2.00%, 2/24/36 (e)		2	1,210
2.00%, 2/24/37 (e)		2	1,199
2.00%, 2/24/38 (e)		2	1,207
2.00%, 2/24/39 (e)		2	1,208
2.00%, 2/24/40 (e)		2	1,209
2.00%, 2/24/41 (e)		2	1,210
2.00%, 2/24/42 (e)		2	1,216

			25,689

Foreign Government Obligations		Par (000)	Value
Italy — 0.6%
Buoni Poliennali Del Tesoro, 2.35%, 9/15/19	EUR	2,412	$3,490,797
Mexico — 0.3%
United Mexican States:
4.75%, 6/14/18	MXN	3,700	250,226
5.00%, 12/11/19		2,000	134,678
6.50%, 6/09/22		5,800	412,177
4.00%, 10/02/23	USD	745	772,937
10.00%, 12/05/24	MXN	1,700	150,921

			1,720,939
Peru — 0.0%
Peruvian Government International Bond, 7.35%, 7/21/25	USD	150	199,125
Slovenia — 0.1%
Republic of Slovenia, 4.13%, 2/18/19		260	272,355
South Africa — 0.0%
Republic of South Africa, 7.75%, 2/28/23	ZAR	1,334	114,744
Turkey — 0.2%
Republic of Turkey:
8.50%, 9/14/22	TRY	197	87,254
7.10%, 3/08/23		50	20,411
8.80%, 9/27/23		448	203,030
9.00%, 7/24/24		362	167,312
Turkey Government International Bond, 5.75%, 3/22/24	USD	480	536,400

			1,014,407
Total Foreign Government Obligations — 1.4%			7,736,892

Non-Agency Mortgage-Backed Securities
Collateralized Mortgage Obligations — 0.8%
Countrywide Alternative Loan Trust:
Series 2006-OA21, Class A1, 0.34%, 3/20/47 (a)		1,758	1,386,712
Series 2007-22, Class 2A16, 6.50%, 9/25/37		1,181	953,249
Countrywide Home Loan Mortgage Pass-Through Trust:
Series 2006-OA4, Class A1, 1.07%, 4/25/46 (a)		98	55,287
Series 2006-OA5, Class 2A1, 0.37%, 4/25/46 (a)		186	150,402
Credit Suisse Mortgage Capital Certificates:
Series 2011-2R, Class 2A1, 2.61%, 7/27/36 (a)(b)		474	479,583
Series 2011-5R, Class 2A1, 2.68%, 8/27/46 (a)(b)		371	364,552
Impac Secured Assets CMN Owner Trust,
Series 2004-3, Class 1A4, 0.96%, 11/25/34 (a)		72	71,798
JPMorgan Madison Avenue Securities Trust,
Series 2014-1, Class M1, 2.40%, 11/25/24 (a)(b)		100	99,470
LSTAR Securities Investment Trust:
Series 2014-1, Class Note, 3.26%, 9/01/21 (a)(b)		478	477,760
Series 2014-2, Class A, 2.15%, 12/01/21 (a)(b)		356	349,945
Residential Accredit Loans, Inc. Trust,
Series 2006-QO2, Class A1, 0.39%, 2/25/46 (a)		229	110,296

			4,499,054

See Notes to Financial Statements.

BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2014	29

Schedule of Investments (continued)	BlackRock Balanced Capital Portfolio
(Percentages shown are based on Net Assets)

Non-Agency Mortgage-Backed Securities		Par (000)	Value
Commercial Mortgage-Backed Securities — 1.9%
Alternative Loan Trust, Series 2006-OA9,
Class 2A1B 0.37%, 7/20/46 (a)	USD	278	$192,021
American Homes 4 Rent Pass-Through
Certificates, Series 2014-SFR2, Class A,
3.79%, 10/17/36 (b)		109	110,906
Banc of America Commercial Mortgage Trust:
Series 2006-5, Class AAB, 5.38%, 9/10/47		99	99,170
Series 2007-1, Class AMFX, 5.48%, 1/15/49 (a)		30	31,438
Series 2007-3, Class A1A, 5.55%, 6/10/49 (a)		327	352,078
Series 2007-3, Class A4, 5.55%, 6/10/49 (a)		280	300,359
Series 2007-3, Class AJ, 5.55%, 6/10/49 (a)		60	62,023
Series 2007-5, Class AM, 5.77%, 2/10/51 (a)		130	137,499
Banc of America Merrill Lynch Commercial
Mortgage Securities Trust, Series 2014-FL1,
Class A, 1.60%, 12/15/31 (a)		105	105,000
Bear Stearns Commercial Mortgage Securities Trust:
Series 2007-PW15, Class A1A, 5.32%, 2/11/44		320	341,100
Series 2007-PW16, Class AM, 5.90%, 6/11/40 (a)		54	58,855
Series 2007-PW17, Class A3, 5.74%, 6/11/50		184	185,372
BHMS Mortgage Trust, Series 2014-ATLS,
Class AFL, 1.66%, 7/05/33 (a)(b)		130	129,379
Carefree Portfolio Trust, Series 2014-CARE,
Class A, 1.49%, 11/15/19 (a)(b)		100	99,610
CDGJ Commercial Mortgage Trust,
Series 2014-BXCH, Class A, 1.55%, 12/15/27 (a)(b)		215	215,071
Citigroup Commercial Mortgage Trust,
Series 2014-388G, Class A, 0.91%, 6/15/33 (a)(b)		373	373,355
Citigroup/Deutsche Bank Commercial Mortgage Trust,
Series 2007-CD5, Class AMA, 6.12%, 11/15/44 (a)		40	43,849
COBALT CMBS Commercial Mortgage Trust,
Series 2007-C3, Class AM, 5.77%, 5/15/46 (a)		245	264,721
Commercial Mortgage Pass-Through Certificates:
Series 2006-CD3, Class AM, 5.65%, 10/15/48		250	267,105
Series 2010-RR1, Class GEB, 5.54%, 12/11/49 (a)(b)		130	135,654
Series 2012-LTRT, Class A2, 3.40%, 10/05/30 (b)		285	283,006
Series 2013-FL3, Class A, 1.68%, 10/13/28 (a)(b)		282	283,114
Series 2013-GAM, Class A2, 3.37%, 2/10/28 (b)		180	181,298
Series 2014-CR20, Class A4, 3.59%, 11/10/47		10	10,401
Series 2014-CR21, Class B, 4.34%, 12/10/47		40	41,320
Series 2014-FL5, Class D, 2.46%, 10/15/31 (a)(b)		115	105,319
Series 2014-KYO, Class F, 3.66%, 6/11/27 (a)(b)		210	209,215
Deutsche Bank Re-REMIC Trust,
Series 2011-C32, Class A3A, 5.90%, 6/17/49 (a)(b)		205	220,315

Non-Agency Mortgage-Backed Securities		Par (000)	Value
Commercial Mortgage-Backed Securities (concluded)
Extended Stay America Trust, Series 2013-ESH7,
Class A27, 2.96%, 12/05/31 (b)	USD	225	$227,976
GS Mortgage Securities Corp. II,
Series 2013-KING, Class E, 3.55%, 12/10/27 (a)(b)		460	432,799
JPMorgan Chase Commercial Mortgage Securities Trust:
Series 2007-CB20, Class AJ, 6.28%, 2/12/51 (a)		55	57,916
Series 2007-LDPX, Class A1A, 5.44%, 1/15/49		114	122,276
Series 2007-LDPX, Class AM, 5.46%, 1/15/49 (a)		167	173,102
Series 2008-C2, Class ASB, 6.13%, 2/12/51 (a)		271	284,776
Series 2014-FL6, Class A, 1.56%, 11/15/31 (a)(b)		140	140,024
Merrill Lynch Mortgage Trust, Series 2007-C1,
Class A1A, 6.03%, 6/12/50 (a)		149	159,029
Morgan Stanley Bank of America Merrill Lynch
Trust, Series 2014-C19, Class A2, 3.10%, 12/15/47		42	43,214
Morgan Stanley Capital I Trust:
Series 2007-HQ11, Class AMFL, 0.33%, 2/12/44 (a)		32	31,009
Series 2007-HQ12, Class A2FX, 5.59%, 4/12/49 (a)		183	183,983
Series 2007-IQ13, Class A1A, 5.31%, 3/15/44		106	112,327
Series 2007-IQ13, Class AM, 5.41%, 3/15/44		150	159,651
Series 2007-IQ14, Class A1A, 5.67%, 4/15/49 (a)		145	156,740
Morgan Stanley Re-REMIC Trust:
Series 2009-IO, Class B, 0.00%, 7/17/56 (b)(f)		20	19,620
Series 2011-IO, Class C, 0.00%, 3/23/51 (b)(f)		200	189,000
Series 2012-IO, Class AXB1, 1.00%, 3/27/51 (b)		8	7,780
Series 2012-IO, Class AXB2, 1.00%, 3/27/51 (b)		160	159,600
Series 2012-XA, Class A, 2.00%, 7/27/49 (b)		185	185,042
Motel 6 Trust, Series 2012-MTL6, Class B,
2.74%, 10/05/25 (b)		430	428,376
RBSCF Trust, Series 2010-RR3, Class WBTA,
5.94%, 2/16/51 (a)(b)		905	943,018
Resource Capital Corp. Ltd., Series 2014-CRE2,
Class A, 1.20%, 4/15/32 (a)(b)		155	154,830
STRIPs Ltd., Series 2012-1A, Class A, 1.50%, 12/25/44 (b)		242	241,835
VFC LLC, Series 2014-2, Class A, 2.75%, 7/20/30 (b)		165	165,418
Wachovia Bank Commercial Mortgage Trust:
Series 2006-WL7A, Class H, 0.55%, 9/15/21 (a)(b)		230	223,775
Series 2007-C33, Class AJ, 5.94%, 2/15/51 (a)		210	220,033
Wells Fargo Resecuritization Trust,
Series 2012-IO, Class A, 1.75%, 8/20/21 (b)		127	126,642

			10,188,344
Interest Only Collateralized Mortgage Obligations — 0.0%
American Home Mortgage Investment Trust,
Series 2007-1, Class GIOP, 2.08%, 5/25/47		155	27,086

See Notes to Financial Statements.

30	BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2014

Schedule of Investments (continued)	BlackRock Balanced Capital Portfolio
(Percentages shown are based on Net Assets)

Non-Agency Mortgage-Backed Securities		Par (000)	Value
Interest Only Commercial Mortgage-Backed Securities — 0.3%
BB-UBS Trust, Series 2012-SHOW, Class XA, 0.60%, 11/05/36 (a)(b)	USD	4,250	$229,355
Commercial Mortgage Pass-Through Certificates, Series 2013-LC6, Class XA, 1.77%, 1/10/46 (a)		3,478	292,407
GS Mortgage Securities Corp. II, Series 2013-GC10, Class XA, 1.73%, 2/10/46 (a)		3,283	318,500
GS Mortgage Securities Trust, Series 2014-GC20, Class XA, 1.22%, 4/10/47 (a)		993	75,774
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2014-C19, Class XA, 1.17%, 12/15/47 (a)		539	39,781
WF-RBS Commercial Mortgage Trust:
Series 2012-C10, Class XA, 1.80%, 12/15/45 (a)(b)		2,083	204,858
Series 2013-C15, Class XA, 0.63%, 8/15/46 (a)		2,186	76,927
Series 2014-C24, Class XA, 0.99%, 11/15/47 (a)		1,105	76,411
Series 2014-LC14, Class XA, 1.46%, 3/15/47 (a)		1,393	117,301

			1,431,314
Total Non-Agency Mortgage-Backed Securities — 3.0%			16,145,798

Other Interests (g)		Beneficial Interest (000)
Capital Markets — 0.0%
Lehman Brothers Holdings Capital Trust VII (c)(h)		130	—
Lehman Brothers Holdings, Inc. (c)(h)		490	—
Total Other Interests — 0.0%			—

Preferred Securities
Capital Trusts		Par (000)
Banks — 0.1%
Citigroup, Inc., 5.80% (a)(i)		71	71,000
Wells Fargo & Co., 5.90% (a)(i)		175	176,313

			247,313
Capital Markets — 0.0%
State Street Capital Trust IV, 1.23%, 6/01/77 (a)		38	31,540
Media — 0.0%
NBCUniversal Enterprise, Inc., 5.25% (b)(i)		200	207,500
Total Capital Trusts — 0.1%			486,353

Preferred Stocks		Shares	Value
Thrifts & Mortgage Finance — 0.0%
Fannie Mae, 8.25% (a)		10,000	$38,700
Freddie Mac, 0.05% (a)		10,000	39,500
Total Preferred Stocks — 0.0%			78,200
Trust Preferreds
Diversified Financial Services — 0.1%
Citigroup Capital XIII, Series 2, 7.88%, 10/30/40 (a)		16,773	445,826
Total Preferred Securities — 0.2%			1,010,379

Taxable Municipal Bonds		Par (000)
Los Angeles Community College District/CA GO, 6.60%, 8/01/42	USD	50	70,887
Metropolitan Transportation Authority RB, 6.81%, 11/15/40		55	76,625
Municipal Electric Authority of Georgia RB, 6.64%, 4/01/57		45	60,075
New Jersey State Turnpike Authority RB, 7.41%, 1/01/40		66	99,527
New York City Water & Sewer System RB:
5.38%, 6/15/43		215	251,053
5.50%, 6/15/43		255	299,526
5.88%, 6/15/44		50	67,253
New York State Dormitory Authority RB, 5.39%, 3/15/40		50	63,115
Port Authority of New York & New Jersey RB, 4.96%, 8/01/46		85	96,965
State of California GO, 7.60%, 11/01/40		240	379,942
State of Illinois GO, 5.10%, 6/01/33		230	229,510
University of California RB, 4.86%, 5/15/12		50	53,029
Total Taxable Municipal Bonds — 0.3%			1,747,507

U.S. Government Sponsored Agency Securities
Collateralized Mortgage Obligations — 0.2%
Fannie Mae:
Series 2013-C01, Class M2, 5.41%, 10/25/23 (a)		590	638,079
Series 2014-C01, Class M2, 4.57%, 1/25/24 (a)		134	137,899

			775,978
Commercial Mortgage-Backed Securities — 0.0%
Fannie Mae, Series 2014-M13, Class A2, 3.02%, 8/25/24		40	40,911
Freddie Mac, Series K041, Class A2, 3.17%, 10/25/24		113	117,240

			158,151
Interest Only Commercial Mortgage-Backed Securities — 0.0%
Fannie Mae, Series 2014-M13, Class X2, 1.42%, 2/25/24		5,025	63,817
Ginnie Mae, Series 2012-120, Class IO, 0.99%, 2/16/53 (a)		1,322	98,801

			162,618

See Notes to Financial Statements.

BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2014	31

Schedule of Investments (continued)	BlackRock Balanced Capital Portfolio
(Percentages shown are based on Net Assets)

U.S. Government Sponsored Agency Securities		Par (000)	Value
Mortgage-Backed Securities — 15.6%
Fannie Mae Mortgage-Backed Securities:
2.50%, 1/01/30 (j)	USD	2,100	$2,138,063
3.00%, 4/01/29-6/01/43 (j)		6,571	6,707,637
3.00%, 3/01/41 (a)		80	84,954
3.14%, 3/01/41 (a)		99	105,450
3.18%, 12/01/40 (a)		149	156,569
3.34%, 6/01/41 (a)		179	188,858
3.50%, 7/01/26-1/01/45 (a)(j)		6,695	7,059,075
4.00%, 2/01/25-1/01/45 (j)		9,016	9,711,853
4.50%, 2/01/25-3/01/44 (j)		6,226	6,735,562
4.70%, 8/01/38 (a)		132	139,840
5.00%, 2/01/33-1/01/42		4,120	4,564,348
5.50%, 2/01/35-4/01/41		1,621	1,825,261
6.00%, 12/01/27-1/01/45 (j)		1,351	1,537,267
6.50%, 5/01/40		591	673,046
Freddie Mac Mortgage-Backed Securities:
2.50%, 1/01/30 (j)		1,000	1,017,078
3.00%, 1/01/30-8/01/43 (j)		3,693	3,750,237
3.02%, 2/01/41 (a)		120	128,052
3.50%, 4/01/42-1/01/45 (j)		3,122	3,258,429
4.00%, 8/01/44-1/01/45 (j)		1,797	1,918,564
4.50%, 2/01/39-1/01/45 (j)		1,774	1,923,113
5.00%, 10/01/41-1/01/45 (j)		987	1,089,307
5.50%, 6/01/41-1/01/45 (j)		437	487,898
6.00%, 1/01/34		258	291,160
Ginnie Mae Mortgage-Backed Securities:
3.00%, 1/15/45 (j)		2,265	2,316,246
3.50%, 12/15/42-10/20/44		6,116	6,433,242
4.00%, 9/20/40-1/15/45 (j)		13,707	14,726,856
4.50%, 5/20/41-1/15/45 (j)		3,426	3,755,264
5.00%, 12/15/38-1/15/45 (j)		1,317	1,453,629
5.50%, 1/15/45 (j)		700	781,512
7.50%, 3/15/32		5	6,643

			84,965,013
Total U.S. Government Sponsored Agency Securities — 15.8%			86,061,760

U.S. Treasury Obligations
U.S. Treasury Bonds, 3.00%, 11/15/44 (k)		7,520	7,902,528
U.S. Treasury Inflation Indexed Bonds:
0.75%, 2/15/42 (l)		793	770,833
1.38%, 2/15/44		410	463,522
U.S. Treasury Inflation Indexed Notes:
0.13%, 1/15/23		401	387,912
0.63%, 1/15/24		880	883,989
U.S. Treasury Notes:
0.50%, 11/30/16 (k)		1,310	1,306,725
1.00%, 12/15/17 (k)		10,105	10,081,314
1.38%, 10/31/19		910	904,454
1.50%, 11/30/19 (k)		8,417	8,363,936
1.88%, 11/30/21 (k)		2,840	2,823,360
2.38%, 8/15/24		1,084	1,103,562
2.25%, 11/15/24 (k)		5,604	5,641,251
Total U.S. Treasury Obligations — 7.4%			40,633,386
Total Long-Term Investments (Cost — $504,481,758) — 107.4%			586,224,700

Money Market Funds		Shares	Value
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.04% (m)(n)		1,865,211	$1,865,211

		Beneficial Interest (000)
BlackRock Liquidity Series, LLC, Money Market Series, 0.20% (m)(n)(o)	USD	561	561,281
Total Short-Term Securities (Cost — $2,426,492) — 0.4%			2,426,492

Options Purchased
(Cost — $289,701) — 0.0%			169,742
Total Investments Before Options Written and TBA Sale Commitments (Cost — $507,197,951) — 107.8%			588,820,934

Options Written
(Premiums Received — $ 133,988) — (0.0)%			(135,593)

TBA Sale Commitments (j)
Fannie Mae Mortgage-Backed Securities:
2.50%, 1/01/30		200	(203,625)
3.00%, 1/01/30-1/01/45		735	(745,587)
3.50%, 1/01/30		1,301	(1,374,384)
4.00%, 1/01/30-1/01/45		8,120	(8,658,379)
4.50%, 1/01/45		3,305	(3,587,474)
5.00%, 1/01/45		3,100	(3,424,955)
5.50%, 1/01/45		800	(894,875)
Freddie Mac Mortgage-Backed Securities, 3.00%, 1/01/45		1,115	(1,126,324)
Ginnie Mae Mortgage-Backed Securities:
3.50%, 1/15/45		3,400	(3,568,938)
4.00%, 1/15/45		11,100	(11,901,151)
4.50%, 1/15/45		495	(540,846)
Total TBA Sale Commitments (Proceeds — $35,927,472) — (6.6)%			(36,026,538)
Total Investments Net of Options Written and TBA Sale Commitments — 101.2%			552,658,803
Liabilities in Excess of Other Assets — (1.2)%			(6,605,270)

Net Assets — 100.0%			$546,053,533

See Notes to Financial Statements.

32	BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2014

Schedule of Investments (continued)	BlackRock Balanced Capital Portfolio

Notes to Schedule of Investments

(a)	Variable rate security. Rate shown is as of report date.

(b)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Non-income producing security.

(d)	Security, or a portion of security, is on loan.

(e)	Represents a step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate shown is as of report date.

(f)	Zero-coupon bond.

(g)	Other interests represent beneficial interests in liquidation trusts and other reorganization or private entities.

(h)	Issuer filed for bankruptcy and/or is in default of interest payments.

(i)	Security is perpetual in nature and has no stated maturity date.

(j)	Represents or includes a TBA transaction. As of December 31, 2014, unsettled TBA transactions were as follows:

Counterparty	Value	Unrealized Appreciation (Depreciation)
Barclays Capital, Inc.	$(1,767,718)	$2,719
BNP Paribas Securities Corp.	$643,680	$2,430
Citigroup Global Markets, Inc.	$(85,407)	$(12,069)
Credit Suisse Securities (USA) LLC	$(3,359,800)	$(5,895)
Deutsche Bank Securities, Inc.	$(388,853)	$4,823
Goldman Sachs & Co.	$(11,827,908)	$(34,904)
J.P. Morgan Securities LLC	$(1,986,688)	$(24,904)
Merrill Lynch, Pierce, Fenner & Smith, Inc.	$(506,946)	$(1,117)
Morgan Stanley & Co. LLC	$(552,412)	$88

(k)	All or a portion of security has been pledged as collateral in connection with open reverse repurchase agreements.

(l)	All or a portion of security has been pledged in connection with outstanding financial futures contracts.

(m)	During the year ended December 31, 2014, investments in issuers considered to be an affiliate of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares/Beneficial Interest Held at December 31, 2013	Net Activity	Shares/Beneficial Interest Held at December 31, 2014	Income	Realized Gain
BlackRock Liquidity Funds, TempFund, Institutional Class	753,256	1,111,955	1,865,211	$3,970	$1,526
BlackRock Liquidity Series LLC, Money Market Series	$1,724,450	$(1,163,169)	$561,281	$1,578	—

(n)	Represents the current yield as of report date.

(o)	Security was purchased with the cash collateral from loaned securities. The Fund may withdraw up to 25% of its investment daily, although the manager of the BlackRock Liquidity Series, LLC, Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

•

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

•	As of December 31, 2014, reverse repurchase agreements outstanding were as follows:

Counterparty	Interest Rate	Trade Date	Maturity Date[1]	Face Value	Face Value Including Accrued Interest
BNP Paribas Securities Corp.	0.15%	12/02/14	Open	$3,985,000	$3,985,498
RBC Capital Markets, LLC	0.12%	12/19/14	Open	5,043,750	5,043,918
BNP Paribas Securities Corp.	0.00%	12/31/14	1/02/15	1,306,725	1,306,725
Deutsche Bank Securities, Inc.	0.00%	12/31/14	1/02/15	10,079,738	10,079,738
Merrill Lynch, Pierce, Fenner & Smith, Inc.	0.00%	12/31/14	1/02/15	2,829,350	2,829,350
Merrill Lynch, Pierce, Fenner & Smith, Inc.	0.00%	12/31/14	1/02/15	4,395,114	4,395,114
Merrill Lynch, Pierce, Fenner & Smith, Inc.	0.12%	12/31/14	1/02/15	5,809,375	5,809,394
Total				$33,449,052	$33,449,737

[1]	Certain agreements have no stated maturity and can be terminated by either party at any time.

•	As of December 31, 2014, financial futures contracts outstanding were as follows:

Contracts Purchased/ (Sold)	Issue	Exchange	Expiration	Notional Value		Unrealized Appreciation (Depreciation)
17	Australian Government Bonds (3 Year)	Sydney	March 2015	USD	4,163,163	$5,707
28	Australian Government Bonds (10 Year)	Sydney	March 2015	USD	22,023,786	35,414

See Notes to Financial Statements.

BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2014	33

Schedule of Investments (continued)	BlackRock Balanced Capital Portfolio

As of December 31, 2014, financial futures contracts outstanding were as follows: (concluded)

Contracts Purchased/ (Sold)	Issue	Exchange	Expiration	Notional Value		Unrealized Appreciation (Depreciation)
47	U.S. Treasury Bonds (30 Year)	Chicago Board of Trade	March 2015	USD	6,794,438	$178,475
54	U.S. Treasury Notes (2 Year)	Chicago Board of Trade	March 2015	USD	11,804,063	(13,408)
42	U.S. Treasury Notes (5 Year)	Chicago Board of Trade	March 2015	USD	4,995,047	2,331
(12)	U.S. Treasury Notes (10 Year)	Chicago Board of Trade	March 2015	USD	1,521,562	(505)
(11)	U.S. Ultra Treasury Bonds	Chicago Board of Trade	March 2015	USD	1,817,063	(84,394)
(47)	Three Month Sterling	NYSE Liffe	December 2015	USD	9,081,707	(16,100)
(39)	Euro Dollar Futures	Chicago Mercantile	March 2016	USD	9,634,950	2,664
(22)	Euro Dollar Futures	Chicago Mercantile	June 2016	USD	5,421,350	510
(22)	Euro Dollar Futures	Chicago Mercantile	September 2016	USD	5,408,425	(27)
(63)	Euro Dollar Futures	Chicago Mercantile	December 2016	USD	15,455,475	8,566
Total						$119,233

•	As of December 31, 2014, forward foreign currency exchange contracts outstanding were as follows:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	25,468	TRY	57,375	JPMorgan Chase Bank N.A.	1/05/15	$921
USD	80,942	MXN	1,102,555	JPMorgan Chase Bank N.A.	1/07/15	6,244
USD	15,073	COP	34,577,668	Goldman Sachs International	1/13/15	528
USD	118,523	ZAR	1,385,686	UBS AG	1/20/15	(872)
EUR	244,000	USD	309,448	Citibank N.A.	1/21/15	(14,128)
EUR	10,000	USD	12,476	JPMorgan Chase Bank N.A.	1/21/15	(373)
EUR	72,000	USD	89,957	Royal Bank of Scotland PLC	1/21/15	(2,813)
USD	681,528	EUR	537,000	BNP Paribas S.A.	1/21/15	31,581
USD	13,108	EUR	10,300	Goldman Sachs International	1/21/15	642
USD	18,227	EUR	14,400	JPMorgan Chase Bank N.A.	1/21/15	798
USD	2,301,633	EUR	1,804,000	JPMorgan Chase Bank N.A.	1/21/15	118,196
USD	309,267	EUR	244,000	Royal Bank of Scotland PLC	1/21/15	13,946
USD	309,267	EUR	244,000	Royal Bank of Scotland PLC	1/21/15	13,946
USD	487,032	EUR	390,000	UBS AG	1/21/15	15,004
USD	28,834	MXN	395,000	Deutsche Bank AG	1/21/15	2,096
USD	145,694	MXN	2,006,000	JPMorgan Chase Bank N.A.	1/21/15	9,907
USD	133,668	MXN	1,840,000	Morgan Stanley Capital Services LLC	1/21/15	9,118
USD	45,022	TRY	101,000	BNP Paribas S.A.	1/21/15	1,981
USD	64,210	TRY	146,000	BNP Paribas S.A.	1/21/15	1,993
USD	39,011	TRY	87,792	Citibank N.A.	1/21/15	1,599
USD	64,713	TRY	145,000	Deutsche Bank AG	1/21/15	2,921
TRY	530,816	USD	223,313	BNP Paribas S.A.	1/22/15	2,837
TRY	46,088	USD	19,409	JPMorgan Chase Bank N.A.	1/22/15	226
USD	26,206	TRY	60,003	Deutsche Bank AG	1/22/15	643
USD	38,532	TRY	88,220	Deutsche Bank AG	1/22/15	947
USD	339,194	TRY	776,535	Deutsche Bank AG	1/22/15	8,358
USD	87,433	MXN	1,196,772	BNP Paribas S.A.	1/28/15	6,458
USD	174,020	MXN	2,388,397	JPMorgan Chase Bank N.A.	1/30/15	12,440
USD	124,122	MXN	1,690,970	JPMorgan Chase Bank N.A.	2/20/15	9,874
USD	46,406	TRY	105,125	Citibank N.A.	2/20/15	1,896
USD	73,050	MXN	1,002,296	JPMorgan Chase Bank N.A.	2/24/15	5,348

See Notes to Financial Statements.

34	BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2014

Schedule of Investments (continued)	BlackRock Balanced Capital Portfolio

As of December 31, 2014, forward foreign currency exchange contracts outstanding were as follows: (concluded)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	76,345	MXN	1,045,276	Morgan Stanley Capital Services LLC	2/24/15	$5,740
USD	72,597	MXN	992,871	JPMorgan Chase Bank N.A.	2/25/15	5,536
USD	40,098	TRY	94,055	Deutsche Bank AG	3/17/15	483
TRY	1,214,887	USD	533,313	Goldman Sachs International	5/07/15	(27,306)
USD	41,569	TRY	95,263	Bank of America N.A.	5/07/15	763
USD	32,698	TRY	74,116	Bank of America N.A.	5/07/15	1,828
USD	43,297	TRY	98,103	Bank of America N.A.	5/07/15	2,436
USD	149,129	TRY	336,241	BNP Paribas S.A.	5/07/15	9,083
USD	74,067	TRY	170,021	Deutsche Bank AG	5/07/15	1,239
USD	103,522	TRY	233,163	Deutsche Bank AG	5/07/15	6,409
USD	85,964	TRY	193,856	Goldman Sachs International	5/07/15	5,222
Total						$273,695

•	As of December 31, 2014, exchange-traded options purchased were as follows:

Description	Put/ Call	Strike Price		Expiration Date	Contracts	Market Value
Euro Dollar 90-Day	Put	USD	98.50	3/13/15	199	$19,900
Euro Dollar 90-Day	Put	USD	98.75	3/13/15	74	20,350
Euro Dollar 90-Day	Put	USD	98.63	3/13/15	12	2,025
Euro Dollar 90-Day	Put	USD	99.63	3/16/15	99	2,475
Total						$44,750

•	As of December 31, 2014, OTC interest rate swaptions purchased were as follows:

Description	Counterparty	Put/ Call	Exercise Rate	Pay/Receive Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount (000)		Market Value
1-Year Interest Rate Swap	Credit Suisse International	Call	11.50%	Receive	1-day BZDIOVER	1/02/15	BRL	2,172	—
1-Year Interest Rate Swap	JPMorgan Chase Bank N.A.	Call	11.50%	Receive	1-day BZDIOVER	1/02/15	BRL	2,350	—
1-Year Interest Rate Swap	Goldman Sachs International	Call	11.75%	Receive	1-day BZDIOVER	1/02/15	BRL	2,946	—
2-Year Interest Rate Swap	Credit Suisse International	Call	11.80%	Receive	1-day BZDIOVER	1/02/15	BRL	1,096	—
2-Year Interest Rate Swap	Credit Suisse International	Call	11.80%	Receive	1-day BZDIOVER	1/02/15	BRL	881	—
2-Year Interest Rate Swap	Deutsche Bank AG	Call	12.00%	Receive	1-day BZDIOVER	1/02/15	BRL	1,635	—
1-Year Interest Rate Swap	Credit Suisse International	Call	11.40%	Receive	1-day BZDIOVER	7/01/15	BRL	3,305	$919
1-Year Interest Rate Swap	Deutsche Bank AG	Call	11.40%	Receive	1-day BZDIOVER	7/01/15	BRL	1,180	328
5-Year Interest Rate Swap	Citibank N.A.	Call	2.53%	Receive	3-month LIBOR	9/30/15	USD	3,530	91,460
1-Year Interest Rate Swap	Bank of America N.A.	Put	12.30%	Pay	1-day BZDIOVER	1/02/15	BRL	3,314	7,284
10-Year Interest Rate Swap	Deutsche Bank AG	Put	1.30%	Pay	6-month EURIBOR	1/20/15	EUR	1,925	7
10-Year Interest Rate Swap	Deutsche Bank AG	Put	1.30%	Pay	6-month EURIBOR	1/20/15	EUR	1,655	6
10-Year Interest Rate Swap	Deutsche Bank AG	Put	1.36%	Pay	6-month EURIBOR	1/21/15	EUR	1,790	3
10-Year Interest Rate Swap	Deutsche Bank AG	Put	1.33%	Pay	6-month EURIBOR	1/29/15	EUR	1,745	35
5-Year Interest Rate Swap	Citibank N.A.	Put	2.53%	Pay	3-month LIBOR	9/30/15	USD	3,530	24,950
Total									$124,992

See Notes to Financial Statements.

BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2014	35

Schedule of Investments (continued)	BlackRock Balanced Capital Portfolio

•	As of December 31, 2014, exchange-traded options written were as follows:

Description	Put/ Call	Strike Price		Expiration Date	Contracts	Market Value
Euro Dollar 90-Day	Call	USD	99.00	3/13/15	8	$(1,350)
Euro Dollar 90-Day	Put	USD	98.13	3/13/15	7	(88)
Total						$(1,438)

•	As of December 31, 2014, OTC interest rate swaptions written were as follows:

Description	Counterparty	Put/ Call	Exercise Rate	Pay/Receive Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount (000)		Market Value
1-Year Interest Rate Swap	Credit Suisse International	Call	10.90%	Pay	1-day BZDIOVER	1/02/15	BRL	2,172	—
1-Year Interest Rate Swap	Goldman Sachs International	Call	11.25%	Pay	1-day BZDIOVER	1/02/15	BRL	5,892	—
1-Year Interest Rate Swap	Bank of America N.A.	Call	11.70%	Pay	1-day BZDIOVER	1/02/15	BRL	2,262	—
2-Year Interest Rate Swap	Credit Suisse International	Call	11.00%	Pay	1-day BZDIOVER	1/02/15	BRL	1,496	—
2-Year Interest Rate Swap	Deutsche Bank AG	Call	11.50%	Pay	1-day BZDIOVER	1/02/15	BRL	1,635	—
1-Year Interest Rate Swap	Goldman Sachs International	Call	6.50%	Pay	3-month JIBAR	5/18/15	ZAR	8,456	$(694)
1-Year Interest Rate Swap	Credit Suisse International	Call	10.60%	Pay	1-day BZDIOVER	7/01/15	BRL	3,305	(266)
1-Year Interest Rate Swap	Deutsche Bank AG	Call	10.60%	Pay	1-day BZDIOVER	7/01/15	BRL	1,180	(95)
10-Year Interest Rate Swap	Citibank N.A.	Call	3.00%	Pay	3-month LIBOR	9/30/15	USD	1,868	(101,690)
1-Year Interest Rate Swap	Credit Suisse International	Put	12.30%	Receive	1-day BZDIOVER	1/02/15	BRL	2,172	(4,774)
1-Year Interest Rate Swap	Credit Suisse International	Put	14.00%	Receive	1-day BZDIOVER	1/02/15	BRL	3,257	—
2-Year Interest Rate Swap	Bank of America N.A.	Put	12.50%	Receive	1-day BZDIOVER	1/02/15	BRL	1,003	(2,736)
1-Year Interest Rate Swap	Credit Suisse International	Put	12.25%	Receive	1-day BZDIOVER	7/01/15	BRL	1,653	(7,427)
10-Year Interest Rate Swap	Citibank N.A.	Put	3.00%	Receive	3-month LIBOR	9/30/15	USD	1,868	(16,473)
Total									$(134,155)

•	As of December 31, 2014, interest rate indexed floors purchased outstanding were as follows:

Description	Exercise Rate	Counterparty	Expiration Date	Notional Amount (000)		Market Value	Premiums Paid	Unrealized Depreciation
10Y-2Y CMS Index Floor[1]	0.50%	Goldman Sachs International	12/16/15	USD	9	88,803	$96,893	$(8,090)

[1]	Fund pays the upfront premium and receives the greater of the exercise rate minus the difference of the 10-year CMS Index and 2-year CMS Index or $0.

•	As of December 31, 2014, interest rate indexed floors sold outstanding were as follows:

Description	Exercise Rate	Counterparty	Expiration Date	Notional Amount (000)		Market Value	Premiums Received	Unrealized Appreciation
10Y-2Y CMS Index Floor[1]	0.00%	Goldman Sachs International	12/16/15	USD	(9)	(25,970)	$(26,426)	$456

[1]	Fund receives the upfront premium and pays the greater of the exercise rate minus the difference of the 10-year CMS Index and 2-year CMS Index or $0.

See Notes to Financial Statements.

36	BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2014

Schedule of Investments (continued)	BlackRock Balanced Capital Portfolio

•	As of December 31, 2014, centrally cleared credit default swaps — buy protection outstanding were as follows:

Index	Pay Fixed Rate	Clearinghouse	Expiration Date	Notional Amount (000)		Unrealized Depreciation
CDX.NA.IG Series 23 Version 1	1.00%	Chicago Mercantile	12/20/19	USD	385	$(1,492)

•	As of December 31, 2014, centrally cleared credit default swaps — sold protection outstanding were as follows:

Index	Receive Fixed Rate	Clearinghouse	Expiration Date	Credit Rating[1]	Notional Amount (000)[2]		Unrealized Appreciation
CDX.NA.HY Series 23 Version 1	5.00%	Chicago Mercantile	12/20/19	B+	USD	4,005	$69,397

[1]	Using S&P’s rating of the issuer or the underlying securities of the index, as applicable.

[2]	The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of the agreement.

•	As of December 31, 2014, centrally cleared interest rate swaps outstanding were as follows:

Fixed Rate	Floating Rate	Clearinghouse	Expiration Date	Notional Amount (000)		Unrealized Appreciation (Depreciation)
0.65%[1]	3-month LIBOR	Chicago Mercantile	11/26/16	USD	695	$2,231
0.42%[2]	6-month EURIBOR	Chicago Mercantile	11/06/19	EUR	224	1,046
0.66%[2]	6-month EURIBOR	Chicago Mercantile	11/06/21	EUR	524	6,504
2.09%[1]	3-month LIBOR	Chicago Mercantile	11/28/21	USD	100	(542)
2.06%[1]	3-month LIBOR	Chicago Mercantile	11/28/21	USD	14	(54)
2.21%[1]	3-month LIBOR	Chicago Mercantile	11/28/22	USD	99	(818)
2.35%[1]	3-month LIBOR	Chicago Mercantile	10/24/24	USD	47	(540)
2.37%[1]	3-month LIBOR	Chicago Mercantile	10/24/24	USD	35	(467)
2.37%[1]	3-month LIBOR	Chicago Mercantile	10/24/24	USD	12	(157)
Total						$7,203

[1]	Fund pays the fixed rate and receives the floating rate.

[2]	Fund pays the floating rate and receives the fixed rate.

•	As of December 31, 2014, OTC credit default swaps — buy protection outstanding were as follows:

Issuer	Pay Fixed Rate	Counterparty	Expiration Date	Notional Amount (000)		Market Value	Premiums Paid	Unrealized Appreciation (Depreciation)
Radian Group, Inc.	5.00%	Citibank N.A.	6/20/15	USD	720	$(16,492)	$3,900	$(20,392)
Genworth Holdings, Inc.	1.00%	JPMorgan Chase Bank N.A.	12/20/16	USD	295	11,525	4,885	6,640
Republic of South Africa	1.00%	BNP Paribas S.A.	3/20/20	USD	145	5,752	6,624	(872)
Republic of South Africa	1.00%	Goldman Sachs International	3/20/20	USD	41	1,632	1,559	73
Total						$2,417	$16,968	$(14,551)

•	As of December 31, 2014, OTC credit default swaps — sold protection outstanding were as follows:

Issuer/Index	Receive Fixed Rate	Counterparty	Expiration Date	Credit Rating[1]	Notional Amount (000)[2]		Market Value	Premiums Received	Unrealized Appreciation (Depreciation)
Transocean, Inc.	1.00%	Goldman Sachs International	6/20/19	BBB-	USD	145	$(26,986)	$(4,064)	$(22,922)
Transocean, Inc.	1.00%	Goldman Sachs International	6/20/19	BBB-	USD	25	(4,653)	(700)	(3,953)
Barrick Gold Corp.	1.00%	Deutsche Bank AG	12/20/19	BBB	USD	95	(3,380)	(3,714)	334
Transocean, Inc.	1.00%	Bank of America N.A.	12/20/19	BBB-	USD	45	(9,492)	(3,609)	(5,883)
Transocean, Inc.	1.00%	Bank of America N.A.	12/20/19	BBB-	USD	40	(8,438)	(3,029)	(5,409)
Transocean, Inc.	1.00%	Bank of America N.A.	12/20/19	BBB-	USD	35	(7,383)	(2,715)	(4,668)
Barrick Gold Corp.	1.00%	Goldman Sachs International	6/20/21	BBB	USD	206	(15,072)	(15,733)	661
CMBX.NA Series 3 AM	0.50%	Credit Suisse International	12/13/49	BBB-	USD	670	(15,428)	(63,617)	48,189
CMBX.NA Series 3 AM	0.50%	Royal Bank of Scotland PLC	12/13/49	BBB-	USD	1,320	(30,397)	(126,921)	96,524

See Notes to Financial Statements.

BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2014	37

Schedule of Investments (continued)	BlackRock Balanced Capital Portfolio

As of December 31, 2014, OTC credit default swaps — sold protection outstanding were as follows: (concluded)

Issuer/Index	Receive Fixed Rate	Counterparty	Expiration Date	Credit Rating[1]	Notional Amount (000)[2]		Market Value	Premiums Received	Unrealized Appreciation (Depreciation)
CMBX.NA Series 4 AM	0.50%	Deutsche Bank AG	2/17/51	BBB-	USD	120	$(3,816)	$(17,198)	$13,382
Total							$(125,045)	$(241,300)	$116,255

[1]	Using S&P’s rating of the issuer or the underlying securities of the index, as applicable.

[2]	The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of the agreement.

•	As of December 31, 2014, OTC interest rate swaps outstanding were as follows:

Fixed Rate	Floating Rate	Counterparty	Expiration Date	Notional Amount (000)		Market Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
11.27%[1]	1-day BZDIOVER	Citibank N.A.	1/02/15	BRL	2,789	$293	$(13)	$306
11.99%[1]	1-day BZDIOVER	Bank of America N.A.	7/01/15	BRL	1,828	(841)	(35)	(806)
6.46%[1]	3-month JIBAR	JPMorgan Chase Bank N.A.	9/25/15	ZAR	4,228	332	(11)	343
11.36%[1]	1-day BZDIOVER	Credit Suisse International	1/04/16	BRL	1,404	(5,994)	(19)	(5,975)
11.12%[1]	1-day BZDIOVER	Credit Suisse International	1/04/16	BRL	367	(2,099)	(3)	(2,096)
11.26%[1]	1-day BZDIOVER	Deutsche Bank AG	1/04/16	BRL	339	(1,733)	(7)	(1,726)
12.14%[2]	1-day BZDIOVER	JPMorgan Chase Bank N.A.	1/04/16	BRL	2,490	4,143	119	4,024
11.83%[1]	1-day BZDIOVER	JPMorgan Chase Bank N.A.	1/04/16	BRL	1,760	1,460	(76)	1,536
11.80%[2]	1-day BZDIOVER	JPMorgan Chase Bank N.A.	1/04/16	BRL	1,716	1,157	43	1,114
12.13%[2]	1-day BZDIOVER	JPMorgan Chase Bank N.A.	1/04/16	BRL	1,312	2,177	62	2,115
11.85%[1]	1-day BZDIOVER	JPMorgan Chase Bank N.A.	1/04/16	BRL	860	(2,012)	(20)	(1,992)
11.91%[1]	1-day BZDIOVER	JPMorgan Chase Bank N.A.	1/04/16	BRL	770	1,269	(18)	1,287
4.13%[1]	28-day MXIBTIIE	Bank of America N.A.	12/15/16	MXN	3,729	(272)	(6)	(266)
4.22%[1]	28-day MXIBTIIE	Bank of America N.A.	12/15/16	MXN	2,757	109	(5)	114
4.19%[1]	28-day MXIBTIIE	Deutsche Bank AG	12/16/16	MXN	3,637	9	(19)	28
11.17%[2]	1-day BZDIOVER	Credit Suisse International	1/02/17	BRL	832	9,275	15	9,260
12.11%[1]	1-day BZDIOVER	Credit Suisse International	1/02/17	BRL	272	(1,280)	(6)	(1,274)
12.18%[2]	1-day BZDIOVER	Deutsche Bank AG	1/02/17	BRL	300	1,076	15	1,061
12.10%[1]	1-day BZDIOVER	Deutsche Bank AG	1/02/17	BRL	274	(1,309)	(6)	(1,303)
12.22%[2]	1-day BZDIOVER	Deutsche Bank AG	1/02/17	BRL	164	532	9	523
11.49%[1]	1-day BZDIOVER	JPMorgan Chase Bank N.A.	1/02/17	BRL	1,066	(8,192)	(36)	(8,156)
12.18%[1]	1-day BZDIOVER	JPMorgan Chase Bank N.A.	1/02/17	BRL	343	(1,141)	(10)	(1,131)
4.35%[2]	28-day MXIBTIIE	Bank of America N.A.	11/17/17	MXN	1,237	675	8	667
4.85%[2]	28-day MXIBTIIE	Bank of America N.A.	11/01/18	MXN	959	278	3	275
4.72%[2]	28-day MXIBTIIE	Citibank N.A.	11/14/18	MXN	1,470	1,001	4	997
12.42%[1]	1-day BZDIOVER	Credit Suisse International	1/02/19	BRL	195	(499)	(5)	(494)
0.63%[2]	6-month PRIBOR	JPMorgan Chase Bank N.A.	10/30/19	CZK	3,175	(772)	—	(772)
0.63%[2]	6-month PRIBOR	JPMorgan Chase Bank N.A.	10/31/19	CZK	3,007	(697)	—	(697)
5.05%[2]	28-day MXIBTIIE	Citibank N.A.	11/15/19	MXN	1,024	570	11	559
5.04%[2]	28-day MXIBTIIE	Bank of America N.A.	11/18/19	MXN	970	883	3	880
0.55%[2]	6-month PRIBOR	JPMorgan Chase Bank N.A.	12/01/19	CZK	3,900	(221)	—	(221)
2.57%[1]	3-month LIBOR	Deutsche Bank AG	10/27/20	USD	300	12,593	—	12,593
11.41%[2]	1-day BZDIOVER	Bank of America N.A.	1/04/21	BRL	253	4,200	6	4,194
11.70%[1]	1-day BZDIOVER	Deutsche Bank AG	1/04/21	BRL	116	(1,264)	(3)	(1,261)
11.68%[1]	1-day BZDIOVER	Deutsche Bank AG	1/04/21	BRL	105	(1,190)	(3)	(1,187)
12.00%[1]	1-day BZDIOVER	JPMorgan Chase Bank N.A.	1/04/21	BRL	125	(695)	(2)	(693)
11.72%[1]	1-day BZDIOVER	JPMorgan Chase Bank N.A.	1/04/21	BRL	56	(587)	(2)	(585)
3.27%[2]	3-month LIBOR	Deutsche Bank AG	5/16/21	USD	550	(45,136)	—	(45,136)
0.87%[2]	6-month PRIBOR	Goldman Sachs International	9/19/21	CZK	13,050	(9,341)	—	(9,341)
0.89%[2]	6-month PRIBOR	Morgan Stanley Capital Services LLC	9/22/21	CZK	3,178	(2,461)	—	(2,461)
0.84%[2]	6-month PRIBOR	JPMorgan Chase Bank N.A.	10/24/21	CZK	8,114	(4,862)	—	(4,862)
0.69%[2]	6-month PRIBOR	JPMorgan Chase Bank N.A.	12/02/21	CZK	2,930	(324)	—	(324)
2.16%[2]	3-month LIBOR	Bank of America N.A.	5/28/23	USD	200	(41)	—	(41)
2.31%[2]	3-month LIBOR	Deutsche Bank AG	5/31/23	USD	200	(2,044)	—	(2,044)

See Notes to Financial Statements.

38	BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2014

Schedule of Investments (continued)	BlackRock Balanced Capital Portfolio

As of December 31, 2014, OTC interest rate swaps outstanding were as follows: (concluded)

Fixed Rate	Floating Rate	Counterparty	Expiration Date	Notional Amount (000)		Market Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
6.19%[1]	28-day MXIBTIIE	Goldman Sachs International	7/25/24	MXN	1,507	$1,013	$(9)	$1,022
5.99%[1]	28-day MXIBTIIE	JPMorgan Chase Bank N.A.	8/26/24	MXN	1,419	(550)	—	(550)
6.26%[1]	28-day MXIBTIIE	JPMorgan Chase Bank N.A.	9/09/24	MXN	1,707	1,808	(11)	1,819
6.42%[1]	28-day MXIBTIIE	Deutsche Bank AG	9/16/24	MXN	1,144	2,117	(7)	2,124
6.37%[1]	28-day MXIBTIIE	JPMorgan Chase Bank N.A.	9/18/24	MXN	1,144	1,761	(7)	1,768
6.33%[1]	28-day MXIBTIIE	JPMorgan Chase Bank N.A.	9/23/24	MXN	1,695	2,246	(11)	2,257
7.77%[1]	3-month JIBAR	Barclays Bank PLC	10/22/24	ZAR	1,515	(811)	(13)	(798)
7.78%[1]	3-month JIBAR	Citibank N.A.	10/22/24	ZAR	1,120	(548)	(10)	(538)
5.85%[1]	28-day MXIBTIIE	Bank of America N.A.	11/14/24	MXN	1,919	(2,341)	(10)	(2,331)
5.84%[1]	28-day MXIBTIIE	Deutsche Bank AG	11/14/24	MXN	1,459	(1,814)	(7)	(1,807)
5.85%[1]	28-day MXIBTIIE	Deutsche Bank AG	11/14/24	MXN	634	(763)	(3)	(760)
7.71%[1]	3-month JIBAR	Barclays Bank PLC	11/18/24	ZAR	840	(918)	(7)	(911)
7.60%[1]	3-month JIBAR	JPMorgan Chase Bank N.A.	11/20/24	ZAR	840	(1,489)	(13)	(1,476)
7.57%[1]	3-month JIBAR	Goldman Sachs International	11/25/24	ZAR	504	(978)	(6)	(972)
Total						$(54,242)	$(121)	$(54,121)

[1]	Fund pays the floating rate and receives the fixed rate.

[2]	Fund pays the fixed rate and receives the floating rate.

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and is not necessarily an indication of the risks associated with investing in those securities. The three levels of the fair value hierarchy are as follows:

•	Level 1 — unadjusted quoted prices in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to Note 2 of the Notes to Financial Statements.

See Notes to Financial Statements.

BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2014	39

Schedule of Investments (continued)	BlackRock Balanced Capital Portfolio

As of December 31, 2014, the following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Asset-Backed Securities	—	$22,705,082	$3,119,760	$25,824,842
Common Stocks	$363,233,391	—	—	363,233,391
Corporate Bonds	—	43,457,385	—	43,457,385
Foreign Agency Obligations	—	373,360	—	373,360
Foreign Government Obligations	—	7,736,892	—	7,736,892
Non-Agency Mortgage-Backed Securities	—	14,269,087	1,876,711	16,145,798
Other Interests	—	—	—	—
Preferred Securities	524,026	486,353	—	1,010,379
Taxable Municipal Bonds	—	1,747,507	—	1,747,507
U.S. Government Sponsored Agency Securities	—	86,061,760	—	86,061,760
U.S. Treasury Obligations	—	40,633,386	—	40,633,386
Short-Term Securities:
Money Market Funds	1,865,211	561,281	—	2,426,492
Options Purchased:
Interest Rate Contracts	44,750	124,992	—	169,742
Liabilities:
Investments:
TBA Sale Commitments	—	(36,026,538)	—	(36,026,538)

Total	$365,667,378	$182,130,547	$4,996,471	$552,794,396

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[1]
Assets:
Credit contracts	$69,397	$165,803	—	$235,200
Foreign currency exchange contracts	—	319,187	—	319,187
Interest rate contracts	233,667	61,103	—	294,770
Liabilities:
Credit contracts	(1492)	(64,099)	—	(65,591)
Foreign currency exchange contracts	—	(45,492)	—	(45,492)
Interest rate contracts	(115,872)	(249,810)	—	(365,682)

Total	$185,700	$186,692	—	$372,392

[1]    Derivative financial instruments are swaps, financial futures contracts, forward foreign currency exchange contracts and options written. Swaps, financial futures contracts and forward foreign currency exchange contracts are valued at the unrealized appreciation/depreciation on the instrument and options written are shown at value.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount or face value, including accrued interest, for financial statement purposes. As of December 31, 2014, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash	$6,976,153	—	—	$6,976,153
Cash pledged for centrally cleared swaps	214,000	—	—	214,000
Foreign currency at value	91,361	—	—	91,361
Liabilities:
Reverse repurchase agreements	—	$(33,449,737)	—	(33,449,737)
Collateral on securities loaned at value	—	(561,281)	—	(561,281)

Total	$7,281,514	$(34,011,018)	—	$(26,729,504)

During the year ended December 31, 2014, there were no transfers between Level 1 and Level 2.

See Notes to Financial Statements.

40	BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2014

Schedule of Investments (concluded)	BlackRock Balanced Capital Portfolio

A reconciliation of Level 3 investments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the period in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Asset- Backed Securities	Corporate Bonds	Non-Agency Mortgage-Backed Securities	Total
Assets:
Opening Balance, as of December 31, 2013	$7,452,880	$307,675	$1,082,918	$8,843,473
Transfers out of Level 3	(4,049,710)	—	—	(4,049,710)
Accrued discounts/premiums	628	34	499	1,161
Net realized gain (loss)	35,595	6,075	8,824	50,494
Net change in unrealized appreciation/depreciation[1,2]	(26,600)	(3,784)	3,084	(27,300)
Purchases	3,443,411	—	1,525,375	4,968,786
Sales	(3,736,444)	(310,000)	(743,989)	(4,790,433)

Closing Balance, as of December 31, 2014	$3,119,760	—	$1,876,711	$4,996,471

Net change in unrealized appreciation/depreciation on investments still held at December 31, 2014[2]	$(6,490)	—	$3,340	$(3,150)

[1]	Included in the related net change in unrealized appreciation/depreciation in the Statements of Operations.

[2]

Any difference between Net change in unrealized appreciation/depreciation and Net change in unrealized appreciation/depreciation on investments still held at December 31, 2014 is generally due to investments no longer held or categorized as level 3 at year end.

The Fund’s investments that are categorized as Level 3 were valued utilizing third party pricing information without adjustment. Such valuations are based on unobservable inputs. A significant change in third party information could result in a significantly lower or higher value of such Level 3 investments.

See Notes to Financial Statements.

BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2014	41

Schedule of Investments December 31, 2014	BlackRock Capital Appreciation Portfolio
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Aerospace & Defense — 2.1%
Precision Castparts Corp.	13,610	$3,278,377
Airlines — 1.8%
Spirit Airlines, Inc. (a)	37,925	2,866,371
Auto Components — 0.7%
Delphi Automotive PLC	15,572	1,132,396
Beverages — 0.6%
Constellation Brands, Inc., Class A (a)	9,623	944,690
Biotechnology — 8.3%
Gilead Sciences, Inc. (a)	16,491	1,554,442
Regeneron Pharmaceuticals, Inc. (a)	7,251	2,974,723
United Therapeutics Corp. (a)	35,303	4,571,386
Vertex Pharmaceuticals, Inc. (a)	33,644	3,996,907

		13,097,458
Chemicals — 0.6%
Ecolab, Inc.	8,942	934,618
Consumer Finance — 1.4%
Discover Financial Services	33,552	2,197,320
Diversified Financial Services — 2.4%
Berkshire Hathaway, Inc., Class B (a)	10,523	1,580,028
Moody’s Corp.	23,361	2,238,217
		3,818,245
Food & Staples Retailing — 1.5%
CVS Health Corp.	11,453	1,103,038
Whole Foods Market, Inc.	24,750	1,247,895
		2,350,933
Food Products — 0.8%
The Hershey Co.	12,354	1,283,951
Health Care Equipment & Supplies — 0.6%
Intuitive Surgical, Inc. (a)	1,749	925,116
Health Care Providers & Services — 2.9%
Express Scripts Holding Co. (a)	37,604	3,183,931
Humana, Inc.	9,802	1,407,861
		4,591,792
Health Care Technology — 0.8%
athenahealth, Inc. (a)	8,734	1,272,544
Hotels, Restaurants & Leisure — 2.5%
Starbucks Corp.	30,832	2,529,766
Wynn Resorts Ltd.	9,064	1,348,361
		3,878,127
Internet & Catalog Retail — 4.4%
Netflix, Inc. (a)	9,201	3,143,154
TripAdvisor, Inc. (a)	51,386	3,836,479
		6,979,633
Internet Software & Services — 17.3%
Alibaba Group Holding Ltd. (a)	24,669	2,564,096
Alibaba Group Holding Ltd. — ADR (a)	800	83,152
Baidu, Inc. — ADR (a)	16,964	3,867,283
Facebook, Inc., Class A (a)	88,734	6,923,027
Google, Inc., Class A (a)	7,732	4,103,063
LinkedIn Corp., Class A (a)	18,138	4,166,480
Yahoo!, Inc. (a)	108,117	5,460,990
		27,168,091

Common Stocks	Shares	Value
IT Services — 7.0%
Alliance Data Systems Corp. (a)	13,060	$3,735,813
Visa, Inc., Class A	27,973	7,334,521
		11,070,334
Media — 10.0%
Liberty Global PLC, Series A (a)	98,945	4,967,534
Time Warner, Inc.	24,910	2,127,812
Twenty-First Century Fox, Inc., Class A	153,012	5,876,426
The Walt Disney Co.	28,385	2,673,583
		15,645,355
Multiline Retail — 2.0%
Dollar General Corp. (a)	43,971	3,108,750
Oil, Gas & Consumable Fuels — 2.8%
Concho Resources, Inc. (a)	26,448	2,638,188
Pioneer Natural Resources Co.	7,422	1,104,765
Range Resources Corp.	11,761	628,625
		4,371,578
Pharmaceuticals — 10.2%
AbbVie, Inc.	99,951	6,540,793
Mallinckrodt PLC (a)	12,955	1,282,934
Perrigo Co. PLC	20,045	3,350,722
Valeant Pharmaceuticals International, Inc. (a)	34,305	4,909,388
		16,083,837
Real Estate Investment Trusts (REITs) — 1.0%
Crown Castle International Corp.	20,312	1,598,554
Road & Rail — 3.1%
Union Pacific Corp.	40,912	4,873,847
Software — 5.8%
Oracle Corp.	32,471	1,460,221
salesforce.com, Inc. (a)	73,272	4,345,762
VMware, Inc., Class A (a)	22,281	1,838,628
Workday, Inc., Class A (a)(b)	18,046	1,472,734
		9,117,345
Specialty Retail — 1.1%
The Home Depot, Inc.	16,908	1,774,833
Technology Hardware, Storage & Peripherals — 4.5%
Apple Inc.	63,499	7,009,020
Textiles, Apparel & Luxury Goods — 2.7%
Lululemon Athletica, Inc. (a)(b)	37,898	2,114,329
Michael Kors Holdings Ltd. (a)	28,502	2,140,500

		4,254,829
Total Common Stocks — 98.9%		155,627,944

Preferred Stocks
Software — 0.9%
Palantir Technologies, Inc., Series I (Acquired 2/11/14, cost $1,152,906) (a)(c)	188,076	1,423,735
Total Preferred Stocks — 0.9%		1,423,735
Total Long-Term Investments (Cost — $133,131,951) — 99.8%		157,051,679

See Notes to Financial Statements.

42	BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2014

Schedule of Investments (continued)	BlackRock Capital Appreciation Portfolio
(Percentages shown are based on Net Assets)

Short-Term Securities	Shares	Value
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.04% (d)(e)	796,055	$796,055

	Beneficial Interest (000)
BlackRock Liquidity Series, LLC, Money Market Series, 0.20% (d)(e)(f)	$3,649	3,648,890
Total Short-Term Securities (Cost — $4,444,945) — 2.8%		4,444,945
Total Investments (Cost — $137,576,896) — 102.6%		161,496,624
Liabilities in Excess of Other Assets — (2.6)%		(4,109,129)

Net Assets — 100.0%		$157,387,495

Notes to Schedule of Investments

(a)	Non-income producing security.

(b)	Security, or a portion of security, is on loan.

(c)	Restricted security as to resale. As of December 31, 2014, the Fund held restricted securities with a current value of $1,423,735 and an original cost of $1,152,906, which was 0.7% of its net assets.

(d)	During the year ended December 31, 2014, investments in issuers considered to be affiliates of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares/Beneficial Interest Held at December 31, 2013	Net Activity	Shares/Beneficial Interest Held at December 31, 2014	Income
BlackRock Liquidity Funds, TempFund, Institutional Class	86,122	709,933	796,055	$517
BlackRock Liquidity Series, LLC, Money Market Series	$2,994,825	$654,065	$3,648,890	$13,940

(e)	Represents the current yield as of report date.

(f)	Security was purchased with the cash collateral from loaned securities. The Fund may withdraw up to 25% of its investment daily, although the manager of the BlackRock Liquidity Series, LLC, Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

•

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The categorization of a value determined for investments is based on the pricing transparency of the investment and is not necessarily an indication of the risks associated with investing in those securities. The three levels of the fair value hierarchy are as follows:

•	Level 1 — unadjusted quoted prices in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. For information about the Fund’s policy regarding valuation of investments, refer to Note 2 of the Notes to Financial Statements.

See Notes to Financial Statements.

BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2014	43

Schedule of Investments (concluded)	BlackRock Capital Appreciation Portfolio
(Percentages shown are based on Net Assets)

As of December 31, 2014, the following table summarizes the Fund’s investments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	$155,627,944	—	$1,423,735	$157,051,679
Short-Term Securities	796,055	$3,648,890	—	4,444,945

Total	$156,423,999	$3,648,890	$1,423,735	$161,496,624

[1]	See above Schedule of Investments for values in each industry.

The Fund may hold liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of December 31, 2014, collateral on securities loaned at value of $3,648,890 is categorized as Level 2 within the disclosure hierarchy.

During the year ended December 31, 2014, there were no transfers between levels.

See Notes to Financial Statements.

44	BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2014

Consolidated Schedule of Investments December 31, 2014	BlackRock Global Allocation Portfolio
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Australia — 0.4%
BHP Billiton PLC	13,602	$291,510
Commonwealth Bank of Australia	3,716	258,183
Healthscope Ltd. (a)	146,591	323,856
Mesoblast Ltd. (a)(b)	21,675	77,029
Westpac Banking Corp.	5,977	160,756

		1,111,334
Belgium — 0.1%
Anheuser-Busch InBev NV	922	103,763
RHJ International (a)(b)	12,669	70,672
RHJ International — ADR (a)	5,827	32,505

		206,940
Brazil — 0.5%
BR Malls Participacoes SA	25,673	158,681
Cia Brasileira de Distribuicao, Preference Shares	3,730	138,398
Cosan Ltd., Class A	19,857	153,892
Cyrela Brazil Realty SA Empreendimentos e Participacoes	10,908	45,385
Hypermarcas SA (a)	27,210	170,434
Itau Unibanco Holding SA, Class S Preference Shares	13,096	170,462
MRV Engenharia e Participacoes SA	14,384	40,584
Oi SA — ADR (a)	8,595	27,418
Petroleo Brasileiro SA — ADR	24,050	175,565
Qualicorp SA (a)	14,569	152,366
SLC Agricola SA	9,687	51,383

		1,284,568
Canada — 1.4%
Athabasca Oil Corp. (a)	38,675	86,218
Barrick Gold Corp.	21,662	232,867
Cameco Corp.	20,436	335,355
Canadian National Railway Co.	5,525	380,728
Eldorado Gold Corp.	20,792	126,706
First Quantum Minerals Ltd.	46,693	663,540
Goldcorp, Inc.	26,133	483,983
Platinum Group Metals Ltd. (a)	123,627	58,525
Potash Corp. of Saskatchewan, Inc.	3,143	111,106
Suncor Energy, Inc.	1,497	47,575
Talisman Energy, Inc.	11,168	87,445
The Toronto-Dominion Bank	4,540	216,918
TransCanada Corp.	16,169	794,672

		3,625,638
China — 0.7%
Beijing Enterprises Holdings Ltd.	58,319	456,096
China Overseas Land & Investment Ltd.	116,000	343,155
Dongfeng Motor Group Co. Ltd., Class H	35,800	50,078
Haitian International Holdings Ltd.	59,898	125,540
Mindray Medical International Ltd. (b)	6,209	163,918
SINA Corp. (a)	9,641	360,670
Sinopharm Group Co. Ltd., Class H	33,195	116,808
Zhongsheng Group Holdings Ltd.	96,925	87,213

		1,703,478
Cyprus — 0.0%
Ocean Rig UDW, Inc. (a)	6,690	62,016
Denmark — 0.0%
TDC A/S	7,741	59,040

Common Stocks	Shares	Value
France — 2.9%
Airbus Group NV	12,870	$636,269
Arkema SA	3,037	200,858
AtoS	4,883	387,982
AXA SA	15,350	353,712
BNP Paribas SA	9,921	585,679
Bouygues SA	1,669	60,265
Cie de Saint-Gobain	5,693	241,161
Danone SA	2,058	134,548
GDF Suez	14,286	333,137
L’Oreal SA	832	139,254
LVMH Moet Hennessy Louis Vuitton SA	1,458	230,950
Orange SA	7,014	119,285
Remy Cointreau SA	3,247	216,639
Safran SA	13,359	824,185
Sanofi	8,821	804,217
Sanofi — ADR	2,303	105,040
Schneider Electric SA (a)	702	50,973
Schneider Electric SE	4,448	323,945
Société Générale SA	2,719	113,791
Total SA	6,879	352,426
Total SA — ADR	13,825	707,840
UbiSOFT Entertainment (a)	7,941	144,768
Worldline SA (a)(d)	17,873	345,413

		7,412,337
Germany — 1.6%
Allianz SE, Registered Shares	1,756	290,840
BASF SE	1,188	99,651
Bayerische Motoren Werke AG	2,423	261,487
Beiersdorf AG	3,565	289,457
Deutsche Bank AG, Registered Shares	11,902	356,399
Deutsche Boerse AG	1,911	135,800
Deutsche Post AG, Registered Shares	4,195	136,178
Deutsche Telekom AG, Registered Shares	14,069	225,109
Fresenius SE & Co. KGaA	1,950	101,389
Infineon Technologies AG	4,135	43,756
Linde AG	1,107	203,913
RTL Group SA	797	75,999
RWE AG	2,677	82,625
SAP SE	3,398	237,277
Siemens AG, Registered Shares	8,475	950,930
Volkswagen AG	107	23,198
Volkswagen AG, Preference Shares	2,810	624,539

		4,138,547
Hong Kong — 0.6%
AIA Group Ltd.	42,600	234,959
Chaoda Modern Agriculture Holdings Ltd. (a)	715,816	20,041
Haier Electronics Group Co. Ltd.	35,000	82,799
Sino Biopharmaceutical Ltd.	160,000	144,177
Sun Hung Kai Properties Ltd.	49,000	742,372
The Wharf Holdings Ltd.	61,000	437,925

		1,662,273
India — 0.5%
Axis Bank Ltd.	8,052	64,827
Cummins India Ltd.	25,951	358,085
HDFC Bank Ltd.	5,715	97,797
ICICI Bank Ltd.	11,005	61,242
Kotak Mahindra Bank Ltd.	3,373	67,172
Maruti Suzuki India Ltd.	3,127	168,289
Oil & Natural Gas Corp. Ltd. (a)	52,374	281,850

See Notes to Financial Statements.

BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2014	45

Consolidated Schedule of Investments (continued)	BlackRock Global Allocation Portfolio
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
India (concluded)
Yes Bank Ltd.	5,905	$71,755

		1,171,017
Indonesia — 0.1%
Siloam International Hospitals Tbk PT (a)	130,810	144,699
Ireland — 0.3%
Shire PLC	6,983	495,096
XL Group PLC	5,356	184,086

		679,182
Israel — 0.7%
Check Point Software Technologies Ltd. (a)	715	56,178
Mobileye NV (Acquired 8/07/14, cost $246,094) (a)(e)	35,200	1,356,326
Teva Pharmaceutical Industries Ltd. — ADR	8,368	481,244

		1,893,748
Italy — 0.6%
EI Towers SpA (a)	6,381	319,432
Enel SpA	53,775	239,704
Intesa Sanpaolo SpA	127,053	368,569
Rai Way SpA (a)(d)	34,700	133,944
Snam SpA	27,271	134,971
Telecom Italia SpA (a)	86,670	92,433
Telecom Italia SpA	24,611	20,576
Terna Rete Elettrica Nazionale SpA	14,393	65,376
UniCredit SpA	20,438	130,918

		1,505,923
Japan — 8.7%
Aisin Seiki Co. Ltd.	7,020	252,218
Ajinomoto Co., Inc.	7,000	130,318
Alpine Electronics, Inc.	1,000	16,417
Asahi Kasei Corp.	30,900	281,883
Astellas Pharma, Inc.	10,550	146,878
Autobacs Seven Co. Ltd.	800	11,319
Bandai Namco Holdings, Inc.	1,900	40,225
The Bank of Yokohama Ltd.	8,000	43,450
Bridgestone Corp.	16,300	565,316
Canon Marketing Japan, Inc.	700	11,863
The Chiba Bank Ltd.	6,000	39,317
Chubu Electric Power Co., Inc. (a)	7,600	89,308
Daihatsu Motor Co. Ltd.	600	7,837
Daikin Industries Ltd.	4,600	294,971
Daikyo, Inc.	13,000	20,094
Daito Trust Construction Co. Ltd.	1,500	170,157
Dena Co. Ltd.	10,200	121,843
Denso Corp.	15,930	742,463
East Japan Railway Co.	9,627	725,595
FamilyMart Co. Ltd.	1,200	45,197
FANUC Corp.	1,000	164,880
Fuji Heavy Industries Ltd.	40,360	1,428,178
Fukuoka Financial Group, Inc.	26,000	134,042
Futaba Industrial Co. Ltd.	7,970	37,385
Gree, Inc. (b)	21,200	127,620
GS Yuasa Corp.	14,000	59,524
GungHo Online Entertainment, Inc. (a)(b)	18,100	65,533
Hitachi Chemical Co. Ltd.	10,600	187,268
Hitachi High-Technologies Corp.	1,100	31,599
Hitachi Ltd.	78,200	577,176
Honda Motor Co. Ltd.	14,240	417,777

Common Stocks	Shares	Value
Japan (continued)
Hoya Corp.	7,501	$253,720
IHI Corp.	41,000	207,643
Inpex Corp.	46,299	515,445
Isuzu Motors Ltd.	15,400	187,577
Japan Airlines Co. Ltd.	18,500	548,508
JGC Corp.	8,580	176,635
JSR Corp.	12,600	216,270
Kamigumi Co. Ltd.	1,000	8,908
KDDI Corp.	4,800	301,555
Keyence Corp.	200	89,119
Kinden Corp.	1,000	10,101
Kirin Holdings Co. Ltd.	7,300	90,709
Koito Manufacturing Co. Ltd.	1,700	52,006
Komatsu Ltd.	5,800	128,226
Kubota Corp.	9,880	143,406
Kuraray Co. Ltd.	15,320	174,063
Kyocera Corp.	4,900	224,222
Mabuchi Motor Co. Ltd.	800	31,754
Maeda Road Construction Co. Ltd.	1,000	14,833
Mitsubishi Corp.	22,990	420,720
Mitsubishi Electric Corp.	31,000	368,220
Mitsubishi Heavy Industries Ltd.	44,000	242,818
Mitsubishi UFJ Financial Group, Inc.	111,900	614,804
Mitsui & Co. Ltd.	67,820	908,322
MS&AD Insurance Group Holdings, Inc.	7,515	178,092
Murata Manufacturing Co. Ltd.	1,940	211,695
Nabtesco Corp.	1,900	45,920
NEC Corp.	71,000	206,326
Nexon Co. Ltd.	5,700	53,136
Nikon Corp.	8,300	110,281
Nintendo Co. Ltd.	3,500	365,252
Nippon Express Co. Ltd.	9,000	45,610
Nippon Telegraph & Telephone Corp.	3,810	194,625
Nitto Denko Corp.	7,700	430,241
Nomura Real Estate Holdings, Inc.	7,100	121,499
NTT DOCOMO, Inc.	3,300	48,058
Okumura Corp.	29,270	132,168
Omron Corp.	2,100	93,945
Otsuka Holdings Co. Ltd.	5,400	161,899
Rinnai Corp.	2,450	164,621
Rohm Co. Ltd.	6,560	395,261
Ryohin Keikaku Co. Ltd.	900	110,924
Sanrio Co. Ltd.	5,300	130,950
Sawai Pharmaceutical Co. Ltd.	700	40,215
Sega Sammy Holdings, Inc.	7,600	97,236
Seino Holdings Co. Ltd.	2,000	20,159
Shimamura Co. Ltd.	300	25,889
Shin-Etsu Chemical Co. Ltd.	10,420	678,340
Ship Healthcare Holdings, Inc.	3,400	77,144
The Shizuoka Bank Ltd.	4,000	36,577
SMC Corp.	400	104,890
Sohgo Security Services Co. Ltd.	1,100	26,606
Sompo Japan Nipponkoa Holdings, Inc.	6,500	163,460
Sony Corp.	6,400	130,619
Sony Financial Holdings, Inc.	11,900	175,229
Stanley Electric Co. Ltd.	1,100	23,753
Sumitomo Corp.	23,000	236,226
Sumitomo Electric Industries Ltd.	13,700	171,103
Sumitomo Mitsui Financial Group, Inc.	15,800	571,213
Sumitomo Mitsui Trust Holdings, Inc.	25,000	95,757
Suntory Beverage & Food Ltd.	3,500	120,922

See Notes to Financial Statements.

46	BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2014

Consolidated Schedule of Investments (continued)	BlackRock Global Allocation Portfolio
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Japan (concluded)
Suzuki Motor Corp.	21,461	$643,129
THK Co. Ltd.	1,100	26,435
Toda Corp.	31,000	122,264
Tokio Marine Holdings, Inc.	15,602	506,717
Tokyo Gas Co. Ltd.	87,581	472,558
Toyota Industries Corp.	13,214	677,241
Toyota Motor Corp.	9,300	579,552
Trend Micro, Inc. (a)	1,300	35,923
TV Asahi Holdings Corp.	800	12,601
Ube Industries Ltd.	83,600	124,299
Yamada Denki Co. Ltd.	100,200	336,183
Yamaha Corp.	2,600	38,324

		22,488,302
Kazakhstan — 0.0%
KazMunaiGas Exploration Production JSC — GDR	10,010	128,435
Malaysia — 0.2%
Axiata Group Bhd	116,751	234,986
IHH Healthcare Bhd	217,000	298,843
Telekom Malaysia Bhd	52,114	102,307

		636,136
Mexico — 0.3%
America Movil SAB de CV, Series L — ADR	9,115	202,171
Fibra Uno Administracion SA de CV	109,879	323,819
Grupo Televisa S.A.B.	11,119	75,809
PLA Administradora Industrial S de RL de CV (a)	98,823	206,772

		808,571
Netherlands — 1.3%
Akzo Nobel NV	5,255	363,595
Constellium NV, Class A (a)	18,221	299,371
ING Groep NV — CVA (a)	28,563	369,025
Koninklijke DSM NV	4,801	292,828
Koninklijke Philips NV	4,268	123,713
Royal Dutch Shell PLC, A Shares — ADR	17,754	1,188,630
SBM Offshore NV (a)	49,945	587,399

		3,224,561
Norway — 0.5%
Statoil ASA	68,245	1,201,578
Portugal — 0.0%
NOS SGPS	19,343	121,879
Russia — 0.0%
Novorossiysk Commercial Sea Port PJSC — GDR	6,732	13,397
Singapore — 0.7%
CapitaLand Ltd.	219,700	546,251
Global Logistic Properties Ltd.	217,000	404,575
Keppel Corp. Ltd.	66,000	439,915
Raffles Medical Group Ltd.	35,300	103,530
Singapore Telecommunications Ltd.	113,300	332,570

		1,826,841
South Africa — 0.1%
Life Healthcare Group Holdings Ltd.	36,056	133,196
South Korea — 0.5%
Hyundai Motor Co.	1,802	275,267
Hyundai Wia Corp.	697	111,432
Samsung Electronics Co. Ltd.	673	809,111

Common Stocks	Shares	Value
South Korea (concluded)
Samsung Electronics Co. Ltd., Preference Shares	42	$39,504
Samsung Heavy Industries Co. Ltd.	4,559	82,236
Samsung SDI Co. Ltd.	538	56,249

		1,373,799
Spain — 0.2%
Banco Bilbao Vizcaya Argentaria SA	28,244	266,749
Gas Natural SDG SA	4,879	122,564

		389,313
Sweden — 0.4%
Getinge AB	8,758	199,440
Lundin Petroleum AB (a)	46,299	662,556
Svenska Handelsbanken AB, Class A	2,724	127,450

		989,446
Switzerland — 1.8%
Nestle SA, Registered Shares	15,706	1,144,983
Novartis AG, Registered Shares	6,195	574,546
Roche Holding AG	5,506	1,491,808
Swisscom AG, Registered Shares	110	57,721
Syngenta AG, Registered Shares	2,598	835,667
TE Connectivity Ltd.	962	60,847
UBS Group AG (a)	33,265	571,815

		4,737,387
Taiwan — 0.2%
Cheng Shin Rubber Industry Co. Ltd.	46,341	108,768
Far EasTone Telecommunications Co. Ltd.	35,635	82,094
Taiwan Mobile Co. Ltd.	24,000	79,362
Taiwan Semiconductor Manufacturing Co. Ltd.	48,000	211,463
Yulon Motor Co. Ltd.	57,059	83,502

		565,189
Thailand — 0.1%
Bangkok Dusit Medical Services PCL	416,400	217,692
Bumrungrad Hospital PCL	30,000	128,571

		346,263
United Arab Emirates — 0.1%
Al Noor Hospitals Group PLC	12,168	187,754
NMC Health PLC	20,625	146,783

		334,537
United Kingdom — 3.2%
Antofagasta PLC	60,044	699,632
AstraZeneca PLC	7,814	551,910
AstraZeneca PLC — ADR	2,026	142,590
BG Group PLC	14,089	188,535
BT Group PLC	38,549	239,778
CNH Industrial NV — NYSE	3,789	30,539
Delphi Automotive PLC (c)	5,028	365,636
Delta Topco Ltd. (Acquired 5/02/12, cost $227,998) (e)	369,427	211,645
Diageo PLC	2,237	64,084
Diageo PLC — ADR	2,866	326,982
Guinness Peat Group PLC (a)	43,350	15,217
HSBC Holdings PLC	87,182	823,850
Legal & General Group PLC	35,169	135,793
Lloyds Banking Group PLC (a)	212,775	250,279
Manchester United PLC, Class A (a)	6,156	97,880

See Notes to Financial Statements.

BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2014	47

Consolidated Schedule of Investments (continued)	BlackRock Global Allocation Portfolio
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
United Kingdom (concluded)
National Grid PLC	22,716	$322,324
Ophir Energy Plc (a)	95,042	208,853
Prudential PLC	16,802	388,454
Rio Tinto PLC	24,783	1,142,425
SABMiller PLC	4,730	246,581
Spire Healthcare Group PLC (a)(d)	46,796	277,158
Unilever NV — CVA	20,310	794,483
Unilever PLC	5,889	239,260
Vodafone Group PLC	52,879	181,303
Vodafone Group PLC — ADR	5,195	177,513

		8,122,704
United States — 27.7%
3M Co.	293	48,146
AbbVie, Inc. (c)	17,350	1,135,384
Accenture PLC, Class A	589	52,604
ACE Ltd.	493	56,636
Actavis PLC (a)	3,684	948,298
Activision Blizzard, Inc.	29,567	595,775
Adobe Systems, Inc. (a)	793	57,651
AES Corp.	17,512	241,140
Aetna, Inc. (c)	6,133	544,794
Agilent Technologies, Inc.	8,400	343,896
Alexion Pharmaceuticals, Inc. (a)	1,457	269,589
Allergan, Inc.	1,634	347,372
Alliance Data Systems Corp. (a)	180	51,489
The Allstate Corp.	2,769	194,522
Amazon.com, Inc. (a)	1,959	607,976
Amdocs Ltd.	1,068	49,828
American Capital Agency Corp.	3,367	73,502
American Electric Power Co, Inc.	6,563	398,505
American Express Co.	9,233	859,038
American International Group, Inc.	9,351	523,750
American Tower Corp.	2,670	263,929
American Water Works Co., Inc.	4,847	258,345
Ameriprise Financial, Inc.	437	57,793
AmerisourceBergen Corp.	645	58,153
Amgen, Inc.	4,620	735,920
Anadarko Petroleum Corp. (c)	9,595	791,587
Antero Midstream Partners LP (a)	6,477	178,117
Anthem, Inc.	484	60,824
Apple Inc.	773	85,324
Archer-Daniels-Midland Co.	1,121	58,292
AT&T Inc.	13,427	451,013
Avnet, Inc.	1,071	46,074
AXIS Capital Holdings Ltd.	876	44,755
Bank of America Corp.	71,952	1,287,221
The Bank of New York Mellon Corp.	6,754	274,010
Becton Dickinson & Co.	367	51,072
Berkshire Hathaway, Inc., Class A (a)	1	226,000
Berkshire Hathaway, Inc., Class B (a)	4,167	625,675
Biogen Idec, Inc. (a)	1,037	352,010
The Boeing Co.	346	44,973
BorgWarner, Inc.	5,247	288,323
Bristol-Myers Squibb Co.	6,391	377,261
C.R. Bard, Inc.	313	52,152
Calpine Corp. (a)	15,857	350,915
Capital One Financial Corp.	5,044	416,382
Cardinal Health, Inc.	775	62,566
CareFusion Corp. (a)	1,000	59,340
Catalent, Inc. (a)	7,893	220,057
Catamaran Corp. (a)	4,488	232,254

Common Stocks	Shares	Value
United States (continued)
Celgene Corp. (a)	4,339	$485,361
CenterPoint Energy, Inc.	7,971	186,761
CF Industries Holdings, Inc.	187	50,965
The Charles Schwab Corp.	8,770	264,766
Chevron Corp.	999	112,068
The Chubb Corp.	412	42,630
Cimarex Energy Co. (c)	1,290	136,740
Cintas Corp.	715	56,085
Cisco Systems, Inc.	34,989	973,219
Citigroup, Inc.	17,671	956,178
CNA Financial Corp.	1,132	43,820
Coach, Inc.	17,918	673,000
The Coca-Cola Co. (c)	18,040	761,649
Colfax Corp. (a)	10,051	518,330
Colgate-Palmolive Co.	5,103	353,077
Comcast Corp., Class A	13,017	755,116
Computer Sciences Corp.	978	61,663
CONSOL Energy, Inc.	10,587	357,946
Constellation Brands, Inc., Class A (a)	645	63,320
Crown Castle International Corp.	3,577	281,510
Crown Holdings, Inc. (a)	5,591	284,582
CSX Corp.	8,494	307,738
CVS Health Corp.	689	66,358
Danaher Corp.	2,722	233,303
Diamondback Energy, Inc. (a)(c)	8,064	482,066
Discover Financial Services	7,235	473,820
DISH Network Corp., Class A (a)	3,718	271,005
Dominion Resources, Inc.	4,977	382,731
Dover Corp.	656	47,048
The Dow Chemical Co.	1,496	68,233
Duke Energy Corp.	655	54,719
Eaton Corp. PLC	7,410	503,584
eBay, Inc. (a)(c)	15,288	857,963
Eclipse Resources Corp. (a)	10,255	72,093
Electronic Arts, Inc. (a)	3,986	187,402
Eli Lilly & Co.	1,196	82,512
Energizer Holdings, Inc.	372	47,824
Envision Healthcare Holdings, Inc. (a)	8,168	283,348
EOG Resources, Inc. (c)	1,307	120,335
EQT Corp.	1,631	123,467
Exelon Corp.	2,785	103,268
Facebook, Inc., Class A (a)	5,208	406,328
Fastenal Co.	5,777	274,754
FedEx Corp.	1,978	343,499
Fidelity National Information Services, Inc.	1,023	63,631
Fifth Third Bancorp	8,990	183,171
FirstEnergy Corp.	1,486	57,939
FMC Corp.	6,058	345,488
Ford Motor Co.	44,546	690,463
Freeport-McMoRan, Inc.	48,703	1,137,702
The Fresh Market, Inc. (a)(b)	3,745	154,294
General Dynamics Corp.	485	66,746
General Electric Co.	47,769	1,207,123
Gilead Sciences, Inc. (a)(c)	2,938	276,936
The Goldman Sachs Group, Inc.	1,668	323,308
Google, Inc., Class A (a)	1,640	870,282
Google, Inc., Class C (a)	2,373	1,249,147
Gulfport Energy Corp. (a)	6,739	281,286
Harris Corp.	653	46,898
HCA Holdings, Inc. (a)	8,179	600,257
HealthSouth Corp.	3,340	128,456
Helmerich & Payne, Inc.	593	39,980

See Notes to Financial Statements.

48	BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2014

Consolidated Schedule of Investments (continued)	BlackRock Global Allocation Portfolio
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
United States (continued)
Humana, Inc. (c)	2,488	$357,351
International Business Machines Corp.	2,115	339,331
International Paper Co.	1,073	57,491
Intuit, Inc.	606	55,867
JB Hunt Transport Services, Inc.	4,794	403,895
JPMorgan Chase & Co.	21,350	1,336,083
Keysight Technologies, Inc. (a)	1,483	50,081
Kimberly-Clark Corp.	1,852	213,980
KLA-Tencor Corp.	1,503	105,691
Kohl’s Corp.	761	46,451
The Kroger Co.	1,105	70,952
L-3 Communications Holdings, Inc.	454	57,299
Lear Corp.	705	69,146
Liberty Broadband Corp., Class A (a)	2,387	119,565
Liberty Broadband Corp., Class C (a)	4,820	240,132
Liberty Media Corp., Class A (a)	7,192	253,662
Liberty Media Corp., Class C (a)	15,548	544,646
Lincoln National Corp.	1,415	81,603
Lowe’s Cos., Inc.	685	47,128
lululemon athletica, Inc. (a)(c)	3,154	175,962
LyondellBasell Industries NV, Class A	2,429	192,838
Macy’s, Inc.	725	47,669
Marathon Oil Corp.	1,216	34,401
Marathon Petroleum Corp. (c)	656	59,211
Marsh & McLennan Cos., Inc.	5,614	321,345
MasterCard, Inc., Class A	12,103	1,042,794
McDonald’s Corp.	6,410	600,617
McKesson Corp.	3,740	776,349
Medtronic, Inc.	5,841	421,720
Merck & Co., Inc.	19,745	1,121,319
MetLife, Inc. (c)	5,491	297,008
Mettler-Toledo International, Inc. (a)	287	86,806
Microsoft Corp.	15,047	698,933
Motorola Solutions, Inc.	685	45,950
Mylan, Inc. (a)(c)	2,388	134,612
NextEra Energy Partners LP	1,780	60,075
NextEra Energy, Inc.	4,020	427,286
Northrop Grumman Corp.	511	75,316
NRG Energy, Inc.	11,024	297,097
NRG Yield, Inc., Class A	1,776	83,721
Oasis Petroleum, Inc. (a)(b)	5,180	85,677
Oceaneering International, Inc.	10,368	609,742
Oracle Corp.	26,959	1,212,346
PACCAR, Inc.	3,922	266,735
Parker Hannifin Corp.	379	48,872
Parsley Energy, Inc., Class A (a)	2,591	41,352
PerkinElmer, Inc.	4,761	208,199
Perrigo Co. PLC	1,590	265,784
Pfizer, Inc. (c)	38,717	1,206,035
Philip Morris International, Inc.	1,960	159,642
Phillips 66	16,468	1,180,756
Pioneer Natural Resources Co.	1,446	215,237
PPG Industries, Inc.	350	80,903
PPL Corp.	3,742	135,947
Precision Castparts Corp.	2,563	617,375
The Procter & Gamble Co. (c)	17,244	1,570,756
Prudential Financial, Inc. (c)	2,244	202,992
QUALCOMM, Inc.	4,696	349,054
Raytheon Co.	636	68,796
Regeneron Pharmaceuticals, Inc. (a)	263	107,896
Regions Financial Corp.	32,206	340,095
Reinsurance Group of America, Inc.	603	52,835

Common Stocks	Shares	Value
United States (concluded)
Rockwell Automation, Inc.	5,495	$611,044
Seagate Technology PLC	872	57,988
Sealed Air Corp.	6,858	290,985
SeaWorld Entertainment, Inc.	4,155	74,375
Sempra Energy	3,331	370,940
Southern Copper Corp.	19,387	546,713
The St. Joe Co. (a)	48,579	893,368
Stanley Black & Decker, Inc.	4,914	472,137
Stone Energy Corp. (a)	7,776	131,259
Tenet Healthcare Corp. (a)(b)	4,336	219,705
TerraForm Power, Inc., Class A	1,203	37,149
TerraForm Power, Inc., Class A (Acquired 11/21/14, cost $91,530) (a)(e)	3,051	89,504
Tesoro Corp. (c)	3,661	272,195
Thermo Fisher Scientific, Inc.	5,204	652,009
Time Warner Cable, Inc.	394	59,912
Twitter, Inc. (a)	28,318	1,015,767
U.S. Bancorp	10,171	457,186
Union Pacific Corp.	5,740	683,806
United Continental Holdings, Inc. (a)	9,740	651,509
United Parcel Service, Inc., Class B	7,364	818,656
United Technologies Corp.	4,864	559,360
UnitedHealth Group, Inc. (c)	5,323	538,102
Valero Energy Corp.	1,220	60,390
Veeva Systems, Inc. (a)	15,739	415,667
Verizon Communications, Inc.	19,361	905,708
Verizon Communications, Inc.	2,837	133,396
Vertex Pharmaceuticals, Inc. (a)	3,057	363,172
Viacom, Inc., Class B	528	39,732
Visa, Inc., Class A	3,495	916,389
VMware, Inc., Class A (a)(b)	1,457	120,232
Waters Corp. (a)	1,622	182,832
Wells Fargo & Co.	27,686	1,517,746
Western Digital Corp.	823	91,106
Wyndham Worldwide Corp.	660	56,602
Zimmer Holdings, Inc.	1,753	198,825

		71,329,398
Total Common Stocks — 56.4%		145,431,672

Corporate Bonds		Par (000)
Argentina — 0.1%
Empresa Distribuidora Y Comercializadora Norte,
9.75%, 10/25/22 (d)	USD	25	17,475
YPF SA:
8.88%, 12/19/18 (d)		156	161,320
8.75%, 4/04/24 (d)		109	110,771

			289,566
Australia — 0.1%
TFS Corp. Ltd., 11.00%, 7/15/18 (d)		336	359,520
Belgium — 0.0%
Anheuser-Busch InBev Worldwide, Inc., 1.38%, 7/15/17		92	91,918
Canada — 0.0%
Viterra, Inc., 5.95%, 8/01/20 (d)		57	62,931
Chile — 0.2%
Banco Del Estado De Chile/New York,
Series YCD, 2.03%, 4/25/15		194	194,730

See Notes to Financial Statements.

BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2014	49

Consolidated Schedule of Investments (continued)	BlackRock Global Allocation Portfolio
(Percentages shown are based on Net Assets)

Corporate Bonds		Par (000)	Value
Chile (concluded)
Banco Santander Chile, 2.11%, 6/07/18 (d)(f)	USD	265	$268,313
Inversiones Alsacia SA, 8.00%, 12/31/18 (d)		129	94,029
Inversiones Alsacia SA Escrow Bonds, 8.00%, 8/18/18 (a)(g)		123	—

			557,072
China — 0.2%
Alibaba Group Holding Ltd.:
3.13%, 11/28/21 (d)		200	197,595
3.60%, 11/28/24 (d)		235	233,083
Celestial Nutrifoods Ltd., 0.00%, 6/12/11 (a)(g)(h)	SGD	400	3,020
China Milk Products Group Ltd., 0.00%, 1/05/12 (a)(g)	USD	300	3,000
SINA Corp., 1.00%, 12/01/18 (h)		136	125,375

			562,073
France — 0.2%
BNP Paribas SA, 2.40%, 12/12/18		390	393,713
Germany — 0.2%
Volkswagen International Finance NV, 5.50%, 11/09/15 (d)(h)	EUR	300	401,496
India — 0.3%
REI Agro Ltd.:
5.50%, 11/13/14 (a)(d)(g)(h)	USD	220	21,450
5.50%, 11/13/14 (a)(g)(h)		152	14,820
Reliance Holdings USA, Inc., 4.50%, 10/19/20 (d)		250	261,237
State Bank of India, 3.62%, 4/17/19 (d)		205	207,885
Suzlon Energy Ltd., 3.25%, 7/16/19 (d)(h)(i)		492	403,440

			908,832
Italy — 0.3%
Intesa Sanpaolo SpA, 3.88%, 1/15/19		300	310,618
Telecom Italia Finance SA, 6.13%, 11/15/16 (d)(h)	EUR	200	283,636
Telecom Italia SpA, 5.30%, 5/30/24 (d)	USD	200	202,500

			796,754
Japan — 0.1%
Sumitomo Mitsui Banking Corp., 2.45%, 1/10/19		250	251,132
Luxembourg — 0.1%
Intelsat Jackson Holdings SA, 7.50%, 4/01/21		166	177,620
Mexico — 0.1%
Trust F/1401, 5.25%, 12/15/24 (d)		200	206,020
Netherlands — 0.2%
Bio City Development Co. BV, 8.00%, 7/06/18 (a)(d)(g)(h)		800	428,240
Singapore — 0.4%
CapitaLand Ltd.:
2.10%, 11/15/16 (h)	SGD	250	188,729
2.95%, 6/20/22 (h)		500	379,232
1.95%, 10/17/23 (d)(h)		250	191,418
Olam International Ltd., 6.00%, 10/15/16 (h)	USD	200	211,000

			970,379
South Korea — 0.0%
Hyundai Capital America, 2.13%, 10/02/17 (d)		83	83,405
Spain — 0.2%
Telefonica Participaciones SAU, 4.90%, 9/25/17 (h)	EUR	300	386,612
Telefonica SA, 6.00%, 7/24/17 (h)		100	124,272

			510,884

Corporate Bonds		Par (000)	Value
United Arab Emirates — 0.2%
Dana Gas Sukuk Ltd.:
7.00%, 10/31/17 (d)	USD	517	$455,347
9.00%, 10/31/17 (d)		149	134,505

			589,852
United Kingdom — 0.2%
BAT International Finance PLC, 2.13%, 6/07/17 (d)		127	128,180
Delta Topco Ltd. (Acquired 5/02/12-1/02/14, cost $315,184), 10.00%, 11/24/60 (e)		310	311,436

			439,616
United States — 2.9%
Ally Financial Inc.:
2.75%, 1/30/17		194	193,395
3.50%, 1/27/19		135	133,380
American Tower Corp., 3.40%, 2/15/19		60	61,069
Anthem, Inc., 2.75%, 10/15/42 (h)		155	266,794
AT&T Inc., 2.38%, 11/27/18		346	348,680
Bank of America Corp.:
2.00%, 1/11/18		181	180,862
1.32%, 3/22/18 (f)		99	99,723
6.88%, 4/25/18		122	140,127
2.60%, 1/15/19		121	121,941
Best Buy Co., Inc., 5.00%, 8/01/18		132	136,537
BioMarin Pharmaceutical, Inc.:
0.75%, 10/15/18 (h)		51	59,957
1.50%, 10/15/20 (h)		51	62,507
Brookdale Senior Living, Inc., 2.75%, 6/15/18 (h)		27	36,771
Cablevision Systems Corp., 5.88%, 9/15/22		81	82,013
Capital One Bank USA NA, 2.15%, 11/21/18		250	248,695
Chesapeake Energy Corp., 3.48%, 4/15/19 (f)		131	128,380
CIT Group, Inc., 4.75%, 2/15/15 (d)		154	154,115
Cobalt International Energy, Inc.:
2.63%, 12/01/19 (h)		318	191,993
3.13%, 5/15/24 (h)		392	263,375
Crown Cork & Seal Co., Inc., 7.50%, 12/15/96		82	77,080
Cubist Pharmaceuticals, Inc., 2.50%, 11/01/17 (h)		84	291,007
Ford Motor Credit Co. LLC:
1.72%, 12/06/17		324	320,651
5.00%, 5/15/18		200	217,310
Forest City Enterprises, Inc., 4.25%, 8/15/18 (h)		141	160,916
Forest Laboratories, Inc.:
4.38%, 2/01/19 (d)		161	170,076
5.00%, 12/15/21 (d)		110	119,111
General Electric Capital Corp.:
5.55%, 5/04/20		96	110,331
6.38%, 11/15/67 (f)		152	163,020
General Motors Financial Co., Inc., 3.50%, 7/10/19		206	210,351
Gilead Sciences, Inc., Series D, 1.63%, 5/01/16 (h)		107	442,846
HSBC USA, Inc., 1.63%, 1/16/18		162	161,376
Hughes Satellite Systems Corp., 7.63%, 6/15/21		58	63,800
JPMorgan Chase & Co., 6.13%, 6/27/17		101	111,447
Medtronic, Inc., 3.15%, 3/15/22 (d)		275	278,486
Morgan Stanley, 7.30%, 5/13/19		100	118,615
Mylan, Inc.:
3.75%, 9/15/15 (h)		135	570,544
2.55%, 3/28/19		175	174,328
Sabine Pass Liquefaction LLC, 5.63%, 4/15/23		112	109,480

See Notes to Financial Statements.

50	BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2014

Consolidated Schedule of Investments (continued)	BlackRock Global Allocation Portfolio
(Percentages shown are based on Net Assets)

Corporate Bonds		Par (000)	Value
United States (concluded)
Salesforce.com, Inc., 0.25%, 4/01/18 (h)	USD	142	$161,791
SunGard Data Systems, Inc., 7.38%, 11/15/18		71	73,840
Take-Two Interactive Software, Inc., 1.75%, 12/01/16 (h)		147	222,337
Twitter, Inc., 1.00%, 9/15/21 (d)(h)		123	107,164
Xerox Corp., 6.35%, 5/15/18		87	98,373

			7,444,594
Total Corporate Bonds — 6.0%			15,525,617

Floating Rate Loan Interests (f)
Cyprus — 0.0%
Drillships Ocean Ventures, Inc., Term Loan, 5.50%, 7/25/21		99	79,047
Germany — 0.1%
Deutsche Raststatten Gruppe IV GmbH:
Facility A - 2nd Amended, 3.33%, 12/10/18	EUR	132	158,677
Facility B - 2nd Amended, 3.58%, 12/10/19		53	64,187

			222,864
United States — 1.0%
AP One Channel Center Mezz LLC, Mezzanine Term Loan, 6.41%, 7/14/19	USD	107	107,000
Charter Communications Operating LLC, Term G Loan, 4.25%, 9/10/21		170	170,957
Drillships Financing Holding, Inc. (Ocean Rig), Tranche B-1 Term Loan, 6.00%, 3/31/21		148	115,651
Fieldwood Energy LLC, Closing Date Loan (Second Lien), 8.38%, 9/30/20		202	146,461
Grifols Worldwide Operations Ltd., U.S. Tranche B Term Loam, 3.17%, 2/27/21		418	411,726
Hilton Worldwide Finance LLC, Initial Term Loan, 3.50%, 10/26/20		631	622,646
Mallinckrodt International Finance SA, Initial Term B Loan, 3.25%, 3/19/21		69	67,273
Obsidian Natural Gas Trust, Loan, 7.00%, 11/02/15		74	73,145
Seadrill Operating LP (Seadrill Partners Finco LLC), Initial Term Loan, 4.00%, 2/21/21		198	152,838
Sheridan Investment Partners II LP, Senior Secured Term Loan, 4.25%, 12/16/20		295	233,170
Sheridan Production Partners II-A LP, Senior Secured Term Loan, 4.25%, 12/16/20		41	32,431
Sheridan Production Partners II-M LP, Senior Secured Term Loan, 4.25%, 12/16/20		15	12,097
Univision Communications, Inc., Replacement First-Lien Term Loan, 4.00%, 3/01/20		308	300,290

			2,445,685
Total Floating Rate Loan Interests — 1.1%			2,747,596

Foreign Agency Obligations		Par (000)	Value
Brazil — 0.2%
Petrobras Global Finance BV:
2.37%, 1/15/19 (f)	USD	391	$346,848
6.25%, 3/17/24		182	173,180
Petrobras International Finance Co., 5.38%, 1/27/21		81	75,052
Total Foreign Agency Obligations — 0.2%			595,080

Foreign Government Obligations
Argentina — 0.4%
Provincia de Buenos Aires, 10.88%, 1/26/21		100	91,000
Republic of Argentina:
8.75%, 5/07/24		317	309,237
Series X, 7.00%, 4/17/17		559	536,582

			936,819
Australia — 1.7%
Australia Government Bonds:
5.25%, 3/15/19	AUD	1,925	1,763,679
2.75%, 10/21/19		3,269	2,727,205

			4,490,884
Brazil — 1.0%
Brazil Notas do Tesouro Nacional:
Series B, 6.00%, 5/15/23	BRL	1	1,271,691
Series F, 10.00%, 1/01/17		1	390,709
Series F, 10.00%, 1/01/21		1	313,120
Series F, 10.00%, 1/01/25		2	528,578
Federative Republic of Brazil, 4.88%, 1/22/21	USD	121	128,563

			2,632,661
Hungary — 0.1%
Republic of Hungary:
4.75%, 2/03/15		60	60,140
4.13%, 2/19/18		178	184,600

			244,740
Indonesia — 0.3%
Republic of Indonesia:
7.88%, 4/15/19	IDR	8,202,000	666,392
8.38%, 3/15/24	2,067,000		173,154

			839,546
Mexico — 1.6%
United Mexican States:
8.00%, 12/07/23	MXN	164	1,273,716
10.00%, 12/05/24		323	2,866,166

			4,139,882
New Zealand — 0.3%
Government of New Zealand, 5.00%, 3/15/19	NZD	774	637,399
Poland — 0.7%
Republic of Poland:
5.25%, 10/25/20	PLN	2,625	861,889
5.75%, 10/25/21		2,887	990,315

			1,852,204

See Notes to Financial Statements.

BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2014	51

Consolidated Schedule of Investments (continued)	BlackRock Global Allocation Portfolio
(Percentages shown are based on Net Assets)

Foreign Government Obligations		Par (000)	Value
United Kingdom — 1.3%
United Kingdom Gilt, 2.25%, 9/07/23	GBP	1,989	$3,247,766
Total Foreign Government Obligations — 7.4%			19,021,901

Investment Companies		Shares
ETFS Gold Trust (a)(j)		6,127	709,813
ETFS Physical Palladium Shares (a)(j)		1,924	149,091
ETFS Platinum Trust (a)(j)		1,624	190,089
iShares Gold Trust (a)(j)(k)		53,697	614,294
SPDR Gold Shares (a)(j)		2,024	229,886
Total Investment Companies — 0.7%			1,893,173

Preferred Securities

Capital Trusts		Par (000)
Germany — 0.0%
Deutsche Bank Capital Funding Trust VII, 5.63% (d)(f)(l)	USD	33	33,597
Switzerland — 0.1%
Credit Suisse Group Guernsey I Ltd., 7.88%, 2/24/41 (f)		174	184,440
United Kingdom — 0.4%
HSBC Holdings PLC, 6.38% (f)(l)		435	439,350
Lloyds Bank PLC, 13.00% (f)(l)	GBP	255	677,037

			1,116,387
United States — 0.7%
Citigroup, Inc., 5.95% (f)(l)	USD	100	98,500
General Electric Capital Corp., Series B, 6.25% (f)(l)		200	217,750
The Goldman Sachs Group, Inc., Series L, 5.70% (f)(l)		232	234,668
Intel Corp., 3.25%, 8/01/39 (h)		81	140,839
JPMorgan Chase & Co.:
Series Q, 5.15% (f)(l)		259	243,978
Series X, 6.10% (f)(l)		523	521,693
Morgan Stanley, Series H, 5.45% (f)(l)		171	171,308
NBCUniversal Enterprise, Inc., 5.25% (d)(l)		100	103,750
USB Capital IX, 3.50% (f)(l)		195	156,975

			1,889,461
Total Capital Trusts — 1.2%			3,223,885

Preferred Stocks		Shares
United Kingdom — 0.2%
HSBC Holdings PLC, Series 2, 8.00%		5,662	150,439
Series M, 6.40%		4,450	109,737
Series Q, 6.75%		3,618	91,716
Series T, 7.25%		5,265	134,205

			486,097
United States — 1.6%
American Tower Corp., Series A, 5.25% (h)		1,070	123,007
Cliffs Natural Resources, Inc., 7.00% (h)		3,934	26,358
Crown Castle International Corp., Series A, 4.50% (h)		2,969	305,777
Dominion Resources, Inc., 6.38% (h)		2,500	130,025
Dropbox, Inc., Series C (Acquired 1/28/14, cost $695,990), 0.00% (a)(e)		36,437	668,255

Preferred Securities		Shares	Value
United States (concluded)
Fannie Mae, Series S, 8.25% (f)		14,894	$57,640
Forestar Group, Inc., 6.00% (h)		5,400	115,452
Health Care REIT, Inc., Series I, 6.50% (h)		4,454	293,296
InVitae Corp., Series F (Acquired 10/08/14,cost $129,630), 0.00% (a)(e)		64,815	129,630
Lookout, Inc., Series F (Acquired 9/19/14- 10/22/14, cost $243,061), 0.00% (a)(e)		21,278	243,061
NextEra Energy, Inc., 5.60% (h)		3,451	236,566
Palantir Technologies, Inc., Series I (Acquired 3/27/14, cost $272,246), 0.00% (a)(e)		44,412	336,199
Stanley Black & Decker, Inc., 6.25% (h)		756	89,011
Uber Technologies, Inc., Series D (Acquired 6/06/14, cost $418,728), 0.00% (a)(e)		6,748	899,306
United Technologies Corp., 7.50% (h)		1,752	107,450
Series F, 6.50% (f)		5,118	150,725
Series G, 6.00% (f)		3,150	85,428
Wells Fargo & Co., Series L, 7.50% (h)		94	113,364

			4,110,550
Total Preferred Stocks — 1.8%			4,596,647

Trust Preferreds
Netherlands — 0.2%
RBS Capital Funding Trust V, Series E, 5.90% (l)		7,796	189,443
RBS Capital Funding Trust VII, Series G, 6.08% (l)		9,822	239,559

			429,002
United States — 0.2%
Citigroup Capital XIII, Series 2, 7.88%, 10/30/40 (f)		9,236	245,493
GMAC Capital Trust I, Series 2, 8.13%, 2/15/40 (f)		11,414	301,101

			546,594
Total Trust Preferreds — 0.4%			975,596
Total Preferred Securities — 3.4%			8,796,128

Rights
United States — 0.0%
Liberty Broadband Corp. (a)		1,441	13,689
Total Rights — 0.0%			13,689

U.S. Government Sponsored Agency Securities		Par (000)
Mortgage-Backed Securities — 0.1%
Fannie Mae Mortgage-Backed Securities, 3.00%, 1/01/45 (m)	USD	258	260,983

See Notes to Financial Statements.

52	BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2014

Consolidated Schedule of Investments (continued)	BlackRock Global Allocation Portfolio
(Percentages shown are based on Net Assets)

U.S. Treasury Obligations		Par (000)	Value
U.S. Treasury Notes:
0.25%, 3/31/15-7/31/15 (j)(n)	USD	5,277	$5,280,444
1.25%, 10/31/18 (n)		1,303	1,294,551
1.63%, 7/31/19-8/31/19		3,217	3,221,447
2.25%, 4/30/21-11/15/24		3,724	3,775,150
2.00%, 5/31/21		2,518	2,530,188
2.38%, 8/15/24		2,309	2,351,550
Total U.S. Treasury Obligations — 7.2%			18,453,330

Warrants (o)		Shares
Australia — 0.1%
TFS Corp. Ltd. (Issued/exercisable 8/01/11, 1 share for 1 warrant, Expires 7/15/18, Strike Price AUD 1.28)		124,320	92,275
Hong Kong — 0.0%
Sun Hung Kai Properties Ltd. (Issued/exercisable 4/23/14, 1 Share for 1 warrant, Expires 4/22/16, Strike Price HKD 98.60)		4,666	11,793
Total Warrants — 0.1%			104,068
Total Long-Term Investments
(Cost — $203,986,168) — 82.6%			212,843,237

Short-Term Securities

Foreign Agency Obligations (p)		Par (000)
Japan Treasury Discount Bill:
0.00%, 1/08/15	JPY	50,000	417,432
0.03%, 2/04/15		50,000	417,432
0.02%, 3/10/15		30,000	250,459
0.02%, 3/23/15		50,000	417,432
Mexico Cetes:
3.01%, 1/22/15	MXN	794	537,293
2.99%, 2/05/15		262	177,096
2.99%, 2/19/15		366	246,817
3.00%, 3/05/15		655	441,821
3.02%, 3/19/15		776	522,385
3.08%, 4/01/15		519	349,471
3.02%, 4/16/15		389	261,104
2.97%, 4/30/15		518	347,538
3.06%, 5/28/15		776	519,400
3.03%, 6/11/15		777	519,828
Total Foreign Agency Obligations — 2.1%			5,425,508

Money Market Funds		Shares
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.04% (k)(q)		410,233	410,233

		Beneficial Interest (000)
BlackRock Liquidity Series, LLC, Money Market Series, 0.20% (k)(q)(r)	USD	786	785,664
Total Money Market Funds — 0.5%			1,195,897

Time Deposits		Par (000)	Value
Europe — 0.0%
Wells Fargo Securities, LLC, (0.08)%, 1/01/15	EUR	2	$1,949
Total Time Deposits — 0.0%			1,949

U.S. Treasury Obligations
U.S. Treasury Bills (p):
0.01%, 1/02/15	USD	3,000	2,999,999
0.02%, 1/08/15-2/26/15 (s)		11,213	11,212,893
0.03%, 2/12/15-4/09/15		10,446	10,445,629
0.05%, 2/19/15		2,482	2,481,960
0.04%, 4/02/15		3,000	2,999,700
0.06%, 5/14/15-5/21/15		7,800	7,798,419
0.08%, 6/18/15		1,000	999,606
Total U.S. Treasury Obligations — 15.1%			38,938,206
Total Short-Term Securities (Cost — $45,924,645) — 17.7%			45,561,560

Options Purchased
(Cost — $3,091,942) — 1.4%			3,630,133
Total Investments Before Investments Sold Short and Options Written (Cost — $253,002,755) — 101.7%			262,034,930

Investments Sold Short		Shares
United States — (0.1)%
Avery Dennison Corp.		2,548	(132,190)
Campbell Soup Co.		1,237	(54,428)
Mead Johnson Nutrition Co.		1,594	(160,261)
Total Investments Sold Short (Proceeds — $ 340,534) — (0.1)%			(346,879)

Options Written
(Premiums Received — $1,049,781) — (0.6)%			(1,499,825)
Total Investments Net of Investments Sold Short and Options Written — 101.0%			260,188,226
Liabilities in Excess of Other Assets — (1.0)%			(2,492,179)

Net Assets — 100.0%			$257,696,047

See Notes to Financial Statements.

BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2014	53

Consolidated Schedule of Investments (continued)	BlackRock Global Allocation Portfolio

Notes to Consolidated Schedule of Investments

(a)	Non-income producing security.

(b)	Security, or a portion of security, is on loan.

(c)	All or a portion of security has been segregated as collateral in connection with outstanding options written.

(d)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(e)	Restricted security as to resale. As of report date, the Fund held restricted securities with a current value of $4,245,362 and an original cost of $2,640,461 which was 1.0% of its net assets.

(f)	Variable rate security. Rate shown is as of report date.

(g)	Issuer filed for bankruptcy and/or is in default of interest payments.

(h)	Convertible security.

(i)	Represents a step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate shown is as of report date.

(j)	All or a portion of security is held by a wholly owned subsidiary. See Note 1 of the Notes to Financial Statements for details on the wholly owned subsidiary.

(k)	During the year ended December 31, 2014, investments in issuers considered to be an affiliate of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares/Beneficial Interest Held at December 31, 2013	Shares/Beneficial Interest Purchased	Shares/Beneficial Interest Sold	Shares/Beneficial Interest Held at December 31, 2014	Value at December 31, 2014	Income	Realized Loss
BlackRock Liquidity Funds, TempFund, Institutional Class	679,491	—	(269,258)[1]	410,233	$410,233	$473	—
BlackRock Liquidity Series, LLC, Money Market Series	$1,130,115	—	$(344,451)[1]	$785,664	$785,664	$37,344	—
iShares Gold Trust	57,032	—	(3,335)	53,697	$614,294	—	$(6,021)

[1]	Represents net shares/beneficial interest sold.

(l)	Security is perpetual in nature and has no stated maturity date.

(m)	Represents or includes a TBA transaction. As of December 31, 2014, unsettled TBA transactions were as follows:

Counterparty	Value	Unrealized Appreciation
Merrill Lynch, Pierce, Fenner & Smith, Inc.	$260,983	$2,862

(n)	All or a portion of security has been pledged as collateral in connection with outstanding OTC derivatives.

(o)	Warrants entitle the Fund to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date of the warrants, if any.

(p)	Rates shown are discount rates or a range of discount rates at the time of purchase.

(q)	Represents the current yield as of report date.

(r)	Security was purchased with the cash collateral from loaned securities. The Fund may withdraw up to 25% of its investment daily, although the manager of the BlackRock Liquidity Series, LLC, Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

(s)	All or a portion of security has been pledged in connection with outstanding financial futures contracts.

•	As of December 31, 2014, financial futures contracts outstanding were as follows:

Contracts Purchased/Sold	Issue	Exchange	Expiration	Notional Value		Unrealized Appreciation (Depreciation)
(1)	E-Mini NASDAQ 100 Futures	Globex	March 2015	USD	84,655	$(2,986)
(66)	E-Mini S&P 500 Futures	Chicago Mercantile	March 2015	USD	6,772,920	(75,267)
(3)	Euro STOXX 50 Index	Eurex	March 2015	USD	113,733	(2,946)
(2)	FTSE 100 Index	NYSE LIFFE	March 2015	USD	203,320	(7,703)
11	Nikkei 225 Index	Chicago Mercantile	March 2015	USD	794,832	16,217
7	TOPIX Index	Tokyo	March 2015	USD	822,550	(16,914)
Total						$(89,599)

•	As of December 31, 2014, forward foreign currency exchange contracts outstanding were as follows:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
EUR	235,000	USD	289,052	BNP Paribas S.A.	1/08/15	$(4,665)
EUR	232,800	USD	286,316	BNP Paribas S.A.	1/08/15	(4,591)
EUR	2,000	USD	2,476	BNP Paribas S.A.	1/08/15	(56)
EUR	42,000	USD	52,008	Deutsche Bank AG	1/08/15	(1,181)
USD	598,340	EUR	469,800	BNP Paribas S.A.	1/08/15	29,807
USD	649,217	EUR	510,000	Deutsche Bank AG	1/08/15	32,036

See Notes to Financial Statements.

54	BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2014

Consolidated Schedule of Investments (continued)	BlackRock Global Allocation Portfolio

As of December 31, 2014, forward foreign currency exchange contracts outstanding were as follows: (continued)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	526,000	JPY	59,805,148	Credit Suisse International	1/08/15	$26,674
USD	457,875	JPY	50,000,000	Credit Suisse International	1/08/15	40,414
USD	526,000	JPY	59,860,904	UBS AG	1/08/15	26,208
EUR	9,000	USD	11,143	BNP Paribas S.A.	1/09/15	(251)
EUR	59,000	USD	73,059	Deutsche Bank AG	1/09/15	(1,659)
JPY	72,473,158	USD	604,343	BNP Paribas S.A.	1/09/15	756
USD	662,280	EUR	523,000	BNP Paribas S.A.	1/09/15	29,360
USD	1,095,360	EUR	864,800	Deutsche Bank AG	1/09/15	48,803
USD	262,609	JPY	30,100,400	BNP Paribas S.A.	1/09/15	11,291
USD	395,195	JPY	42,372,758	BNP Paribas S.A.	1/09/15	41,412
USD	463,713	JPY	53,129,500	UBS AG	1/09/15	20,120
EUR	13,000	USD	16,097	BNP Paribas S.A.	1/15/15	(364)
EUR	11,000	USD	13,620	UBS AG	1/15/15	(308)
GBP	162,000	USD	261,150	HSBC Bank USA N.A.	1/15/15	(8,687)
JPY	60,100,950	USD	503,560	Credit Suisse International	1/15/15	(1,734)
USD	670,687	EUR	526,000	BNP Paribas S.A.	1/15/15	34,095
USD	668,137	EUR	524,000	UBS AG	1/15/15	33,965
USD	254,055	GBP	162,000	HSBC Bank USA N.A.	1/15/15	1,592
USD	525,000	JPY	60,100,950	Credit Suisse International	1/15/15	23,173
JPY	95,850,500	USD	791,580	Credit Suisse International	1/16/15	8,752
USD	670,595	AUD	758,000	Morgan Stanley Capital Services LLC	1/16/15	52,507
USD	637,117	BRL	1,643,762	Morgan Stanley Capital Services LLC	1/16/15	21,497
USD	887,505	JPY	95,850,500	Credit Suisse International	1/16/15	86,768
JPY	15,452,000	USD	129,488	Deutsche Bank AG	1/22/15	(460)
USD	230,745	EUR	185,700	JPMorgan Chase Bank N.A.	1/22/15	5,985
USD	462,601	JPY	53,483,145	Deutsche Bank AG	1/22/15	16,004
USD	477,567	JPY	55,270,740	Morgan Stanley Capital Services LLC	1/22/15	16,043
USD	597,727	MXN	7,940,500	BNP Paribas S.A.	1/22/15	60,266
USD	629,847	AUD	725,630	Deutsche Bank AG	1/23/15	38,465
USD	262,571	AUD	316,000	Morgan Stanley Capital Services LLC	1/23/15	5,034
USD	541,326	EUR	434,800	Morgan Stanley Capital Services LLC	1/23/15	15,063
USD	496,493	JPY	57,266,458	Deutsche Bank AG	1/23/15	18,300
USD	467,314	JPY	53,881,285	JPMorgan Chase Bank N.A.	1/23/15	17,388
USD	155,591	GBP	99,500	Brown Brothers Harriman & Co.	1/26/15	543
JPY	77,353,953	USD	651,018	JPMorgan Chase Bank N.A.	1/29/15	(5,055)
USD	260,410	JPY	30,372,622	Credit Suisse International	1/29/15	6,776
USD	658,000	JPY	77,353,953	JPMorgan Chase Bank N.A.	1/29/15	12,037
CNY	2,395,470	USD	386,865	Deutsche Bank AG	1/30/15	(2,225)
CNY	1,839,000	USD	294,901	Deutsche Bank AG	1/30/15	387
CNY	1,700,943	USD	271,999	JPMorgan Chase Bank N.A.	1/30/15	1,121
JPY	29,480,000	USD	244,583	Credit Suisse International	1/30/15	1,599
USD	139,000	CNY	851,097	Deutsche Bank AG	1/30/15	2,340
USD	139,000	CNY	850,541	Deutsche Bank AG	1/30/15	2,429
USD	139,000	CNY	850,472	Deutsche Bank AG	1/30/15	2,440
USD	274,000	CNY	1,682,360	Deutsche Bank AG	1/30/15	3,864
USD	139,000	CNY	850,819	JPMorgan Chase Bank N.A.	1/30/15	2,384
USD	139,000	CNY	850,124	JPMorgan Chase Bank N.A.	1/30/15	2,496
USD	613,028	EUR	498,000	Morgan Stanley Capital Services LLC	1/30/15	10,225
USD	579,062	EUR	470,400	UBS AG	1/30/15	9,667

See Notes to Financial Statements.

BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2014	55

Consolidated Schedule of Investments (continued)	BlackRock Global Allocation Portfolio

As of December 31, 2014, forward foreign currency exchange contracts outstanding were as follows: (continued)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	246,328	JPY	29,480,000	Credit Suisse International	1/30/15	$145
USD	911,093	JPY	109,029,535	JPMorgan Chase Bank N.A.	1/30/15	606
USD	419,185	JPY	50,000,000	Morgan Stanley Capital Services LLC	2/04/15	1,627
JPY	46,626,214	USD	386,854	Credit Suisse International	2/05/15	2,532
JPY	73,154,400	USD	610,719	UBS AG	2/05/15	210
USD	345,414	EUR	278,100	Deutsche Bank AG	2/05/15	8,773
USD	577,124	EUR	464,800	Morgan Stanley Capital Services LLC	2/05/15	14,482
USD	392,807	JPY	46,626,214	Credit Suisse International	2/05/15	3,421
USD	615,710	JPY	73,154,400	UBS AG	2/05/15	4,782
USD	195,886	MXN	2,619,880	Credit Suisse International	2/05/15	18,712
JPY	83,177,973	USD	687,504	JPMorgan Chase Bank N.A.	2/06/15	7,140
MXN	3,796,642	USD	263,000	UBS AG	2/06/15	(6,261)
USD	644,259	AUD	751,497	Deutsche Bank AG	2/06/15	32,407
USD	664,501	BRL	1,755,544	BNP Paribas S.A.	2/06/15	10,733
USD	501,117	JPY	59,406,928	BNP Paribas S.A.	2/06/15	4,992
USD	707,296	JPY	83,177,973	JPMorgan Chase Bank N.A.	2/06/15	12,652
USD	398,476	MXN	5,450,993	UBS AG	2/06/15	29,866
GBP	394,233	EUR	496,000	Deutsche Bank AG	2/12/15	13,802
USD	912,119	EUR	729,100	Credit Suisse International	2/12/15	29,494
USD	925,506	EUR	740,100	Deutsche Bank AG	2/12/15	29,566
USD	561,954	EUR	449,700	UBS AG	2/12/15	17,562
USD	450,816	JPY	52,835,600	Credit Suisse International	2/12/15	9,549
USD	493,149	JPY	57,802,008	HSBC Bank USA N.A.	2/12/15	10,404
USD	194,783	BRL	533,122	Deutsche Bank AG	2/13/15	(3,400)
USD	562,001	EUR	453,000	Credit Suisse International	2/13/15	13,610
USD	593,621	EUR	478,100	JPMorgan Chase Bank N.A.	2/13/15	14,845
USD	273,456	MXN	3,655,150	Deutsche Bank AG	2/19/15	26,485
USD	490,568	MXN	6,549,820	HSBC Bank USA N.A.	3/05/15	48,399
USD	281,283	JPY	30,000,000	HSBC Bank USA N.A.	3/10/15	30,672
USD	387,269	MXN	5,208,850	HSBC Bank USA N.A.	3/19/15	35,940
USD	186,173	MXN	2,547,690	JPMorgan Chase Bank N.A.	3/19/15	14,335
USD	419,347	JPY	50,000,000	Morgan Stanley Capital Services LLC	3/23/15	1,596
USD	379,262	MXN	5,194,600	Credit Suisse International	4/01/15	29,183
USD	260,438	MXN	3,886,000	UBS AG	4/16/15	(1,201)
USD	379,437	MXN	5,178,550	JPMorgan Chase Bank N.A.	4/30/15	31,082
USD	527,000	KRW	589,502,200	Credit Suisse International	5/05/15	(6,560)
USD	656,000	KRW	721,153,920	Deutsche Bank AG	5/05/15	3,282
USD	1,048,000	JPY	127,043,800	JPMorgan Chase Bank N.A.	5/07/15	(14,028)
USD	528,893	MXN	7,758,060	BNP Paribas S.A.	5/28/15	7,946
USD	393,000	CNY	2,470,980	JPMorgan Chase Bank N.A.	6/09/15	521
USD	519,338	MXN	7,772,000	JPMorgan Chase Bank N.A.	6/11/15	(2,081)
INR	17,615,010	USD	276,000	Credit Suisse International	6/26/15	(6,633)
INR	16,016,384	USD	251,474	Credit Suisse International	6/26/15	(6,553)
INR	17,555,380	USD	271,000	Credit Suisse International	8/05/15	(4,378)
USD	273,000	CLP	164,108,490	Morgan Stanley Capital Services LLC	8/24/15	8,054
USD	274,000	CLP	164,779,490	UBS AG	8/26/15	8,013
CLP	165,321,600	USD	264,651	JPMorgan Chase Bank N.A.	9/15/15	1,788

See Notes to Financial Statements.

56	BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2014

Consolidated Schedule of Investments (continued)	BlackRock Global Allocation Portfolio

As of December 31, 2014, forward foreign currency exchange contracts outstanding were as follows: (concluded)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	272,000	CLP	165,321,600	JPMorgan Chase Bank N.A.	9/15/15	$5,561
Total						$1,282,524

•	As of December 31, 2014, exchange-traded options purchased were as follows:

Description	Put/ Call	Strike Price		Expiration Date	Contracts	Market Value
SPDR Gold Shares[1]	Call	USD	135.00	6/19/15	54	$3,726

[1]	All or a portion of security is held by a wholly owned subsidiary. See Note 1 of the Notes to Financial Statements for details on the wholly owned subsidiary.

•	As of December 31, 2014, OTC options purchased were as follows:

Description	Counterparty	Put/ Call	Strike Price		Expiration Date	Contracts	Notional Amount (000)		Market Value
Apache Corp.	Citibank N.A.	Call	USD	110.00	1/16/15	3,900		—	$39
The Coca-Cola Co.	Deutsche Bank AG	Call	USD	45.00	1/16/15	26,228		—	1,443
Delphi Automotive PLC	Morgan Stanley & Co. International PLC	Call	USD	72.50	1/16/15	700		—	1,050
Electronic Arts, Inc.	Citibank N.A.	Call	USD	37.00	1/16/15	5,873		—	59,464
Google, Inc.	Deutsche Bank AG	Call	USD	600.00	1/16/15	524		—	52
Mylan, Inc.	Bank of America N.A.	Call	USD	47.00	1/16/15	6,600		—	65,010
Mylan, Inc.	Deutsche Bank AG	Call	USD	47.00	1/16/15	4,095		—	40,336
Mylan, Inc.	Goldman Sachs International	Call	USD	55.00	1/16/15	6,600		—	14,388
Oracle Corp.	Deutsche Bank AG	Call	USD	42.00	1/16/15	3,207		—	9,733
Siemens AG	Deutsche Bank AG	Call	USD	150.00	1/16/15	7,093		—	1
Visa, Inc.	Deutsche Bank AG	Call	USD	220.00	1/16/15	1,600		—	67,800
USD Currency	Morgan Stanley Capital Services LLC	Call	EUR	1.20	2/19/15	—	USD	1,271	12,793
Anadarko Petroleum Corp.	Barclays Bank PLC	Call	USD	85.00	2/20/15	10,196		—	40,019
Anadarko Petroleum Corp.	Citibank N.A.	Call	USD	85.00	2/20/15	2,804		—	11,006
Anadarko Petroleum Corp.	Deutsche Bank AG	Call	USD	95.00	2/20/15	10,763		—	13,292
Coach, Inc.	Bank of America N.A.	Call	USD	60.00	2/20/15	5,566		—	—
Hewlett-Packard Co.	UBS AG	Call	USD	41.00	2/20/15	1,193		—	1,098
USD Currency	JPMorgan Chase Bank N.A.	Call	EUR	1.20	3/05/15	—	USD	1,449	16,905
Nikkei 225 Index	Citibank N.A.	Call	JPY	18,000.00	3/13/15	10,317		—	44,358
TOPIX Index	Morgan Stanley & Co. International PLC	Call	JPY	1,350.00	3/13/15	74,758		—	57,430
EQT Corp.	Citibank N.A.	Call	USD	100.00	3/20/15	3,208		—	1,604
EQT Corp.	Deutsche Bank AG	Call	USD	100.00	3/20/15	4,043		—	2,021
SPDR Gold Shares[1]	JPMorgan Chase Bank N.A.	Call	USD	133.44	3/20/15	3,785		—	305
Devon Energy Corp.	Barclays Bank PLC	Call	USD	75.00	4/17/15	5,162		—	4,646
Devon Energy Corp.	Citibank N.A.	Call	USD	75.00	4/17/15	5,161		—	4,645
Marathon Petroleum Corp.	Citibank N.A.	Call	USD	90.00	4/17/15	2,600		—	17,420
Marathon Petroleum Corp.	Deutsche Bank AG	Call	USD	90.00	4/17/15	5,181		—	34,713
Marathon Petroleum Corp.	Goldman Sachs International	Call	USD	100.00	4/17/15	6,450		—	17,415
USD Currency	JPMorgan Chase Bank N.A.	Call	JPY	125.00	4/30/15	—	USD	4,448	49,046
Phillips 66	Citibank N.A.	Call	USD	75.00	5/15/15	6,371		—	23,891
Phillips 66	Deutsche Bank AG	Call	USD	75.00	5/15/15	1,275		—	4,781
Phillips 66	UBS AG	Call	USD	75.00	5/15/15	2,548		—	9,555
TOPIX Index	Goldman Sachs International	Call	JPY	1,288.50	6/12/15	92,686		—	114,389
TOPIX Index	Morgan Stanley & Co. International PLC	Call	JPY	1,346.15	6/12/15	48,982		—	44,826
AbbVie	Barclays Bank PLC	Call	USD	55.00	6/19/15	12,900		—	148,886
Aetna, Inc.	Barclays Bank PLC	Call	USD	80.00	6/19/15	10,300		—	116,119
Humana, Inc.	Goldman Sachs International	Call	USD	125.00	6/19/15	6,532		—	151,720

See Notes to Financial Statements.

BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2014	57

Consolidated Schedule of Investments (continued)	BlackRock Global Allocation Portfolio

As of December 31, 2014, OTC options purchased were as follows: (continued)

Description	Counterparty	Put/ Call	Strike Price		Expiration Date	Contracts	Notional Amount (000)		Market Value
Johnson & Johnson	Deutsche Bank AG	Call	USD	110.00	7/17/15	25,300		—	$59,202
TOPIX Index	Bank of America N.A.	Call	JPY	1,344.04	9/11/15	52,071		—	55,449
TOPIX Index	BNP Paribas S.A.	Call	JPY	1,357.29	9/11/15	41,730		—	41,822
TOPIX Index	Morgan Stanley & Co. International PLC	Call	JPY	1,660.07	9/11/15	41,730		—	8,888
SPDR Gold Shares[1]	JPMorgan Chase Bank N.A.	Call	USD	120.00	9/18/15	5,700		—	23,940
BlackRock MSJNJPTL Index	Morgan Stanley & Co. International PLC	Call	JPY	131.28	12/11/15	458,128		—	41,396
BlackRock MSJNJPTL Index	Morgan Stanley & Co. International PLC	Call	JPY	139.99	12/11/15	117,901		—	10,769
TOPIX Index	Bank of America N.A.	Call	JPY	1,314.84	12/11/15	87,285		—	110,785
TOPIX Index	Citibank N.A.	Call	JPY	1,325.00	12/11/15	91,410		—	111,489
EURO STOXX 50 Index	JPMorgan Chase Bank N.A.	Call	EUR	3,325.00	12/18/15	196		—	28,762
Bank of America Corp.	Goldman Sachs International	Call	USD	20.00	1/15/16	20,500		—	17,527
Citigroup, Inc.	Goldman Sachs International	Call	USD	70.00	1/15/16	14,100		—	12,408
Gilead Sciences, Inc.	Citibank N.A.	Call	USD	95.00	1/15/16	2,600		—	35,620
The Goldman Sachs Group, Inc.	Deutsche Bank AG	Call	USD	220.00	1/15/16	1,900		—	13,205
International Business Machines Corp.	Barclays Bank PLC	Call	USD	182.00	1/15/16	2,550		—	12,289
International Business Machines Corp.	Deutsche Bank AG	Call	USD	182.00	1/15/16	2,551		—	12,294
JPMorgan Chase & Co.	Goldman Sachs International	Call	USD	75.00	1/15/16	12,800		—	11,392
MetLife, Inc.	Goldman Sachs International	Call	USD	57.50	1/15/16	20,332		—	59,471
Pfizer, Inc.	Citibank N.A.	Call	USD	33.00	1/15/16	50,900		—	62,631
Prudential Financial, Inc.	Citibank N.A.	Call	USD	90.00	1/15/16	15,778		—	146,735
Wells Fargo & Co.	Goldman Sachs International	Call	USD	60.00	1/15/16	6,400		—	10,592
STOXX Europe 600 Index	JPMorgan Chase Bank N.A.	Call	EUR	348.12	9/16/16	1,769		—	43,528
TAIEX Index	Citibank N.A.	Call	TWD	9,000.77	9/21/16	2,200		—	35,146
EURO STOXX 50 Index	Goldman Sachs International	Call	EUR	3,293.01	12/16/16	470		—	103,798
STOXX Europe 600 Index	Credit Suisse International	Call	EUR	347.97	12/16/16	1,483		—	39,204
EURO STOXX 50 Index	Morgan Stanley & Co. International PLC	Call	EUR	3,450.00	3/17/17	181		—	33,800
STOXX Europe 600 Index	Credit Suisse International	Call	EUR	355.61	3/17/17	1,670		—	41,691
EURO STOXX 50 Index	Citibank N.A.	Call	EUR	3,500.00	6/16/17	168		—	30,129
EURO STOXX 50 Index	Bank of America N.A.	Call	EUR	3,600.00	9/15/17	181		—	31,121
STOXX Europe 600 Index	JPMorgan Chase Bank N.A.	Call	EUR	372.06	9/15/17	1,076		—	24,437
EURO STOXX 50 Index	Barclays Bank PLC	Call	EUR	3,500.00	12/15/17	185		—	40,173
EURO STOXX 50 Index	Goldman Sachs International	Call	EUR	3,500.00	3/16/18	154		—	35,446
EURO STOXX 50 Index	UBS AG	Call	EUR	3,600.00	6/15/18	74		—	15,838
EURO STOXX 50 Index	Deutsche Bank AG	Call	EUR	3,426.55	9/21/18	77		—	21,145
Russell 2000 Index	Deutsche Bank AG	Put	USD	1,150.00	1/16/15	1,209		—	7,617
Transocean Ltd.	Bank of America N.A.	Put	USD	38.00	1/16/15	7,999		—	157,980
Transocean Ltd.	Deutsche Bank AG	Put	USD	36.00	1/16/15	4,523		—	80,396
Transocean Ltd.	Goldman Sachs International	Put	USD	37.00	1/16/15	11,900		—	222,233
Brazil Bovespa Stock Index	Morgan Stanley & Co. International PLC	Put	USD	55,443.54	2/18/15	10		—	52,516
CBOE Volatility Index	Morgan Stanley & Co. International PLC	Put	USD	16.00	2/18/15	2,561		—	2,305
USD Currency	Credit Suisse International	Put	EUR	1.27	2/19/15	—	USD	1,525	1,865
USD Currency	Credit Suisse International	Put	EUR	1.24	2/19/15	—	USD	770	4,319
Russell 2000 Index	Bank of America N.A.	Put	USD	1,165.00	2/20/15	1,154		—	26,106

See Notes to Financial Statements.

58	BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2014

Consolidated Schedule of Investments (continued)	BlackRock Global Allocation Portfolio

As of December 31, 2014, OTC options purchased were as follows: (concluded)

Description	Counterparty	Put/ Call	Strike Price		Expiration Date	Contracts	Notional Amount (000)		Market Value
S&P 500 Index	Morgan Stanley & Co. International PLC	Put	USD	2,050.00	2/20/15	567		—	$24,778
USD Currency	Deutsche Bank AG	Put	EUR	1.24	3/03/15	—	USD	3,812	21,431
USD Currency	Deutsche Bank AG	Put	EUR	1.24	3/26/15	—	USD	1,290	11,805
Consol Energy, Inc.	UBS AG	Put	USD	38.00	4/17/15	6,400		—	33,280
Transocean Ltd.	Citibank N.A.	Put	USD	26.00	5/15/15	20,457		—	193,319
TOPIX Index	Morgan Stanley & Co. International PLC	Put	JPY	1,161.53	9/11/15	41,730		—	8,109
Total									$3,432,380

[1]	All or a portion of security is held by a wholly owned subsidiary. See Note 1 of the Notes to Financial Statements for details on the wholly owned subsidiary.

•	As of December 31, 2014, OTC interest rate swaptions purchased were as follows:

Description	Counterparty	Put/ Call	Exercise Rate	Pay/Receive Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount (000)		Market Value
10-Year Interest Rate Swap	Deutsche Bank AG	Call	2.25%	Receive	3-month LIBOR	2/17/15	USD	4,805	$31,073
10-Year Interest Rate Swap	Bank of America N.A.	Call	2.30%	Receive	3-month LIBOR	2/17/15	USD	2,589	21,789
5-Year Interest Rate Swap	Deutsche Bank AG	Call	1.65%	Receive	3-month LIBOR	3/09/15	USD	15,500	37,319
5-Year Interest Rate Swap	Goldman Sachs International	Call	1.73%	Receive	3-month LIBOR	3/19/15	USD	7,742	29,032
5-Year Interest Rate Swap	Goldman Sachs International	Call	1.75%	Receive	3-month LIBOR	3/19/15	USD	5,161	21,580
5-Year Interest Rate Swap	Deutsche Bank AG	Call	1.67%	Receive	3-month LIBOR	3/31/15	USD	13,050	42,627
10-Year Interest Rate Swap	Goldman Sachs International	Put	1.35%	Pay	6-month JPY LIBOR	1/25/16	JPY	112,455	2,619
10-Year Interest Rate Swap	Goldman Sachs International	Put	1.35%	Pay	6-month JPY LIBOR	1/25/16	JPY	55,805	1,299
10-Year Interest Rate Swap	Deutsche Bank AG	Put	1.25%	Pay	6-month JPY LIBOR	7/29/16	JPY	64,600	3,313
5-Year Interest Rate Swap	Deutsche Bank AG	Put	1.07%	Pay	6-month JPY LIBOR	4/04/18	JPY	64,546	3,376
Total									$194,027

•	As of December 31, 2014, OTC barrier options written were as follows:

Description	Counterparty	Strike Price		Barrier Price		Expiration Date	Contracts	Market Value
EURO STOXX 50 Index	Deutsche Bank AG	EUR	2,586.07	EUR	2,165.83	09/21/18	77	$(30,523)

•	As of December 31, 2014, exchange-traded options written were as follows:

Description	Put/ Call	Strike Price		Expiration Date	Contracts	Market Value
The Procter & Gamble Co.	Call	USD	85.00	1/17/15	32	$(20,000)
The Coca-Cola Co.	Call	USD	44.00	2/20/15	30	(1,275)
The Coca-Cola Co.	Call	USD	45.00	5/15/15	31	(2,170)
Ocean Rig UDW, Inc.	Put	USD	15.00	3/20/15	32	(19,040)
Total						$(42,485)

•	As of December 31, 2014, OTC options written were as follows:

Description	Counterparty	Put/ Call	Strike Price		Expiration Date	Contracts	Market Value
Delphi Automotive PLC	Morgan Stanley & Co. International PLC	Call	USD	82.50	1/16/15	700	$(5)
Diamondback Energy, Inc.	Goldman Sachs International	Call	USD	65.00	1/16/15	2,558	(3,325)
eBay, Inc.	Citibank N.A.	Call	USD	57.50	1/16/15	2,373	(925)
Mylan, Inc.	Bank of America N.A.	Call	USD	55.00	1/16/15	6,600	(14,388)
Russell 2000 Index	Deutsche Bank AG	Call	USD	1,230.00	1/16/15	1,209	(8,282)

See Notes to Financial Statements.

BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2014	59

Consolidated Schedule of Investments (continued)	BlackRock Global Allocation Portfolio

As of December 31, 2014, OTC options written were as follows: (concluded)

Description	Counterparty	Put/ Call	Strike Price		Expiration Date	Contracts	Market Value
Anadarko Petroleum Corp.	Barclays Bank PLC	Call	USD	95.00	2/20/15	10,763	$(13,292)
Russell 2000 Index	Bank of America N.A.	Call	USD	1,255.00	2/20/15	1,154	(12,464)
S&P 500 Index	Morgan Stanley & Co. International PLC	Call	USD	2,155.00	2/20/15	567	(3,204)
Tesoro Corp.	Citibank N.A.	Call	USD	75.00	2/20/15	3,661	(16,291)
Nikkei 225 Index	Citibank N.A.	Call	JPY	19,500.00	3/13/15	10,317	(11,628)
Cimarex Energy Co.	Citibank N.A.	Call	USD	130.00	3/20/15	1,290	(2,517)
lululemon athletica, Inc.	Citibank N.A.	Call	USD	52.50	3/20/15	3,154	(18,451)
UnitedHealth Group, Inc.	Barclays Bank PLC	Call	USD	87.50	3/20/15	2,558	(36,707)
EOG Resources, Inc.	Goldman Sachs International	Call	USD	100.00	4/17/15	1,273	(5,092)
Marathon Petroleum Corp.	Deutsche Bank AG	Call	USD	100.00	4/17/15	6,450	(17,415)
TOPIX Index	Goldman Sachs International	Call	JPY	1,490.61	6/12/15	92,686	(34,239)
AbbVie, Inc.	Barclays Bank PLC	Call	USD	65.00	6/19/15	12,900	(60,414)
Aetna, Inc.	Barclays Bank PLC	Call	USD	90.00	6/19/15	10,300	(50,236)
Humana, Inc.	Goldman Sachs International	Call	USD	155.00	6/19/15	6,532	(39,394)
Johnson & Johnson	Deutsche Bank AG	Call	USD	117.50	7/17/15	25,300	(19,374)
TOPIX Index	BNP Paribas S.A.	Call	JPY	1,660.07	9/11/15	41,730	(8,888)
SPDR Gold Shares[1]	JPMorgan Chase Bank N.A.	Call	USD	140.00	9/18/15	5,700	(5,814)
TOPIX Index	Bank of America N.A.	Call	JPY	1,627.28	12/11/15	87,285	(29,200)
TOPIX Index	Citibank N.A.	Call	JPY	1,600.00	12/11/15	91,410	(34,381)
Gilead Sciences, Inc.	Citibank N.A.	Call	USD	110.00	1/15/16	2,600	(21,190)
MetLife, Inc.	Goldman Sachs International	Call	USD	67.50	1/15/16	20,332	(10,525)
Pfizer, Inc.	Citibank N.A.	Call	USD	37.50	1/15/16	50,900	(19,583)
Prudential Financial, Inc.	Citibank N.A.	Call	USD	105.00	1/15/16	15,778	(47,334)
Delphi Automotive PLC	Morgan Stanley & Co. International PLC	Put	USD	65.00	1/16/15	700	(140)
Diamondback Energy, Inc.	Goldman Sachs International	Put	USD	65.00	1/16/15	2,558	(16,371)
Russell 2000 Index	Deutsche Bank AG	Put	USD	1,050.00	1/16/15	1,209	(1,783)
Transocean Ltd.	Citibank N.A.	Put	USD	32.00	1/16/15	10,237	(140,503)
Transocean, Inc.	Goldman Sachs International	Put	USD	32.00	1/16/15	5,120	(70,272)
Transocean, Inc.	Goldman Sachs International	Put	USD	38.00	1/16/15	7,999	(157,980)
Brazil Bovespa Stock Index	Morgan Stanley & Co. International PLC	Put	USD	50,617.48	2/18/15	10	(19,484)
Coach, Inc.	Bank of America N.A.	Put	USD	42.50	2/20/15	5,566	(29,316)
Russell 2000 Index	Bank of America N.A.	Put	USD	1,085.00	2/20/15	1,154	(11,029)
S&P 500 Index	Morgan Stanley & Co. International PLC	Put	USD	1,935.00	2/20/15	567	(10,575)
Nikkei 225 Index	Citibank N.A.	Put	JPY	15,500.00	3/13/15	10,317	(16,796)
CONSOL Energy, Inc.	Barclays Bank PLC	Put	USD	38.00	4/17/15	6,400	(33,280)
CONSOL Energy, Inc.	UBS AG	Put	USD	39.00	4/17/15	10,324	(62,460)
EOG Resources, Inc.	Barclays Bank PLC	Put	USD	100.00	4/17/15	2,581	(30,778)
TOPIX Index	Goldman Sachs International	Put	JPY	1,136.91	6/12/15	92,686	(9,051)
TOPIX Index	Morgan Stanley & Co. International PLC	Put	JPY	1,187.78	6/12/15	48,982	(7,255)
General Electric Co.	Deutsche Bank AG	Put	USD	23.00	6/19/15	25,586	(14,328)
TOPIX Index	Bank of America N.A.	Put	JPY	1,300.00	9/11/15	52,071	(40,647)
TOPIX Index	BNP Paribas S.A.	Put	JPY	1,161.53	9/11/15	41,730	(8,109)
TOPIX Index	Morgan Stanley & Co. International PLC	Put	JPY	1,275.00	9/11/15	40,974	(16,794)
SPDR Gold Shares[1]	JPMorgan Chase Bank N.A.	Put	USD	108.00	9/18/15	5,700	(25,365)
BlackRock MSJNJPTL Index	Morgan Stanley & Co. International PLC	Put	JPY	137.22	12/11/15	117,901	(10,448)
BlackRock MSJNJPTL Index	Morgan Stanley & Co. International PLC	Put	JPY	128.68	12/11/15	458,128	(36,496)
TOPIX Index	Bank of America N.A.	Put	JPY	1,171.64	12/11/15	87,285	(25,109)
TOPIX Index	Citibank N.A.	Put	JPY	1,170.00	12/11/15	91,410	(26,035)
Gilead Sciences, Inc.	Citibank N.A.	Put	USD	85.00	1/15/16	2,600	(22,555)
TAIEX Index	Citibank N.A.	Put	TWD	8,100.70	9/21/16	2,200	(24,613)
Total							$(1,412,130)

[1]	All or a portion of security is held by a wholly owned subsidiary. See Note 1 of the Notes to Financial Statements for details on the wholly owned subsidiary.

See Notes to Financial Statements.

60	BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2014

Consolidated Schedule of Investments (continued)	BlackRock Global Allocation Portfolio

•	As of December 31, 2014, OTC interest rate swaptions written were as follows:

Description	Counterparty	Put/ Call	Exercise Rate	Pay/Receive Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount (000)		Market Value
10-Year Interest Rate Swap	Bank of America N.A.	Call	2.05%	Pay	3-month LIBOR	2/17/15	USD	2,589	$(4,770)
5-Year Interest Rate Swap	Deutsche Bank AG	Call	1.47%	Pay	3-month LIBOR	3/31/15	USD	7,834	(9,917)
Total									$(14,687)

•	As of December 31, 2014, centrally cleared credit default swaps — buy protection outstanding were as follows:

Index	Pay Fixed Rate	Clearinghouse	Expiration Date	Notional Amount (000)		Unrealized Appreciation
CDX.NA.HY Series 23 Version 1	5.00%	Chicago Mercantile	12/20/19	USD	526	$1,826

•	As of December 31, 2014, centrally cleared interest rate swaps outstanding were as follows:

Fixed Rate	Floating Rate	Clearinghouse	Effective Date	Expiration Date	Notional Amount (000)		Unrealized Appreciation (Depreciation)
1.18%[1]	3-month LIBOR	Chicago Mercantile	2/01/15[2]	2/01/17	USD	13,260	$(59,918)
1.02%[1]	3-month LIBOR	Chicago Mercantile	3/11/15[2]	3/11/17	USD	12,910	5,936
1.03%[1]	3-month LIBOR	Chicago Mercantile	3/11/15[2]	3/11/17	USD	5,880	1,100
0.99%[1]	3-month LIBOR	Chicago Mercantile	3/17/15[2]	3/17/17	USD	12,960	15,782
2.19%[3]	3-month LIBOR	Chicago Mercantile	2/01/15[2]	2/01/20	USD	5,300	97,134
1.88%[3]	3-month LIBOR	Chicago Mercantile	3/11/15[2]	3/11/20	USD	2,450	2,185
2.89%[3]	6-month Australian Bank Bill Rate	Chicago Mercantile	6/11/15[2]	6/11/20	AUD	324	1,911
2.39%[3]	3-month LIBOR	Chicago Mercantile	3/11/15[2]	3/11/25	USD	2,840	13,411
2.29%[3]	3-month LIBOR	Chicago Mercantile	3/17/15[2]	3/17/25	USD	2,850	(13,471)
Total							$64,070

1	Fund pays the fixed rate and receives the floating rate.

2	Forward swap.

[3]	Fund pays the floating rate and receives the fixed rate.

•	As of December 31, 2014, OTC credit default swaps — buy protection outstanding were as follows:

Index	Pay Fixed Rate	Counterparty	Expiration Date	Notional Amount (000)		Market Value	Premiums Paid	Unrealized Appreciation
Transocean, Inc.	1.00%	Barclays Bank PLC	6/20/19	USD	133	$24,716	$2,977	$21,739
Transocean, Inc.	1.00%	Barclays Bank PLC	6/20/19	USD	97	18,053	2,286	15,767
Transocean, Inc.	1.00%	Barclays Bank PLC	6/20/19	USD	61	11,352	1,327	10,025
Transocean, Inc.	1.00%	Barclays Bank PLC	6/20/19	USD	40	7,416	893	6,523
Transocean, Inc.	1.00%	Citibank N.A.	6/20/19	USD	93	17,308	1,860	15,448
Transocean, Inc.	1.00%	JPMorgan Chase Bank N.A.	6/20/19	USD	85	15,877	1,839	14,038
Transocean, Inc.	1.00%	JPMorgan Chase Bank N.A.	6/20/19	USD	24	4,466	517	3,949
Total						$99,188	$11,699	$87,489

•	As of December 31, 2014, OTC interest rate swaps outstanding were as follows:

Fixed Rate	Floating Rate	Counterparty	Expiration Date	Notional Amount (000)		Market Value	Premiums Paid (Received)	Unrealized Appreciation
2.76%[4]	6-month WIBOR	Deutsche Bank AG	9/08/24	PLN	844	$11,471	—	$11,471

[4]	Fund pays the floating rate and receives the fixed rate.

See Notes to Financial Statements.

BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2014	61

Consolidated Schedule of Investments (continued)	BlackRock Global Allocation Portfolio

•	As of December 31, 2014, OTC total return swaps outstanding were as follows:

Reference Entity	Fixed Amount/ Floating Rate	Counterparty	Expiration Date	Contract Amount/ Notional Amount (000)	Market Value	Premiums Paid (Received)	Unrealized Appreciation
Siloam International Hospitals	1-month LIBOR plus 0.75%[1]	Citibank N.A.	3/13/15	62	$11,191	—	$11,191

SGX Nikkei Stock Average Dividend Point Index Future December 2016	JPY 13,175,000[2]	BNP Paribas S.A.	3/31/16	5[3]	11,605	—	11,605

SGX Nikkei Stock Average Dividend Point Index Future December 2016	JPY 13,400,000[2]	BNP Paribas S.A.	3/31/16	5[3]	9,726	—	9,726

SGX Nikkei Stock Average Dividend Point Index Future December 2017	JPY 13,925,000[2]	BNP Paribas S.A.	3/31/17	5[3]	16,155	—	16,155

SGX Nikkei Stock Average Dividend Point Index Future December 2017	JPY 14,175,000[2]	BNP Paribas S.A.	3/31/17	5[3]	14,067	—	14,067
Total					$62,744	—	$62,744

[1]	Fund receives the total return of the reference entity and pays the floating rate. Net payment made at termination.

[2]	Fund receives the total return of the reference entity and pays the fixed amount. Net payment made at termination.

[3]	Contract amount shown.

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and is not necessarily an indication of the risks associated with investing in those securities. The three levels of the fair value hierarchy are as follows:

•	Level 1 — unadjusted quoted prices in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to Note 2 of the Notes to Financial Statements.

See Notes to Financial Statements.

62	BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2014

Consolidated Schedule of Investments (continued)	BlackRock Global Allocation Portfolio

As of December 31, 2014, the following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Common Stocks:
Australia	—	$1,111,334	—	$1,111,334
Belgium	$70,672	136,268	—	206,940
Brazil	1,284,568	—	—	1,284,568
Canada	3,625,638	—	—	3,625,638
China	524,588	1,178,890	—	1,703,478
Cyprus	62,016	—	—	62,016
Denmark	—	59,040	—	59,040
France	812,880	6,599,457	—	7,412,337
Germany	—	4,138,547	—	4,138,547
Hong Kong	20,041	1,642,232	—	1,662,273
India	—	1,171,017	—	1,171,017
Indonesia	144,699	—	—	144,699
Ireland	184,086	495,096	—	679,182
Israel	537,422	1,356,326	—	1,893,748
Italy	453,376	1,052,547	—	1,505,923
Japan	—	22,488,302	—	22,488,302
Kazakhstan	128,435	—	—	128,435
Malaysia	—	636,136	—	636,136
Mexico	808,571	—	—	808,571
Netherlands	1,857,026	1,367,535	—	3,224,561
Norway	—	1,201,578	—	1,201,578
Portugal	—	121,879	—	121,879
Russia	13,397	—	—	13,397
Singapore	—	1,826,841	—	1,826,841
South Africa	—	133,196	—	133,196
South Korea	—	1,373,799	—	1,373,799
Spain	—	389,313	—	389,313
Sweden	—	989,446	—	989,446
Switzerland	632,662	4,104,725	—	4,737,387
Taiwan	79,362	485,827	—	565,189
Thailand	346,263	—	—	346,263
United Arab Emirates	187,754	146,783	—	334,537
United Kingdom	2,227,998	5,683,061	$211,645	8,122,704
United States	71,239,894	89,504	—	71,329,398
Corporate Bonds	—	14,384,131	1,141,486	15,525,617
Floating Rate Loan Interests	—	2,289,753	457,843	2,747,596
Foreign Agency Obligations	—	595,080	—	595,080
Foreign Government Obligations	—	19,021,901	—	19,021,901
Investment Companies	1,893,173	—	—	1,893,173
Preferred Securities	3,295,792	3,223,885	2,276,451	8,796,128
Rights	13,689	—	—	13,689
U.S. Government Sponsored Agency Securities	—	260,983	—	260,983
U.S. Treasury Obligations	—	18,453,330	—	18,453,330
Warrants	11,793	92,275	—	104,068
Short-Term Securities:
Foreign Agency Obligations	—	5,425,508	—	5,425,508
Money Market Funds	410,233	785,664	—	1,195,897
Time Deposits	—	1,949	—	1,949
U.S. Treasury Obligations	—	38,938,206	—	38,938,206
Options Purchased:
Commodity Contracts	3,726	24,245	—	27,971
Equity Contracts	—	3,289,971	—	3,289,971
Foreign Currency Exchange Contracts	—	118,164	—	118,164
Interest Rate Contracts	—	194,027	—	194,027
Liabilities:
Investments:
Investments Sold Short	(346,879)	—	—	(346,879)
Total	$90,522,875	$167,077,751	$4,087,425	$261,688,051

See Notes to Financial Statements.

BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2014	63

Consolidated Schedule of Investments (continued)	BlackRock Global Allocation Portfolio

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[1]
Assets:
Credit contracts	$1,826	$87,489	—	$89,315
Equity contracts	16,217	62,744	—	78,961
Foreign currency exchange contracts	—	1,364,855	—	1,364,855
Interest rate contracts	—	148,930	—	148,930
Liabilities:
Commodity contracts	—	(31,179)	—	(31,179)
Equity contracts	(148,301)	(1,411,474)	—	(1,559,775)
Foreign currency exchange contracts	—	(82,331)	—	(82,331)
Interest rate contracts	—	(88,076)	—	(88,076)
Total	$(130,258)	$50,958	—	$(79,300)

[1]    Derivative financial instruments are swaps, financial futures contracts, forward foreign currency exchange contracts and options written. Swaps, financial futures contracts and forward foreign currency exchange contracts are valued at the unrealized appreciation/depreciation on the instrument and options written are shown at value.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of December 31, 2014, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash held for securities sold short	$340,851	—	—	$340,851
Cash pledged for centrally cleared swaps	255,000	—	—	255,000
Liabilities:
Cash received as collateral for OTC derivatives	—	$(1,400,000)	—	(1,400,000)
Collateral on securities loaned at value	—	(785,664)	—	(785,664)
Total	$595,851	$(2,185,664)	—	$(1,589,813)

During the year ended December 31, 2014, there were no transfers between Level 1 and Level 2.

A reconciliation of Level 3 investments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the year in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Common Stocks	Corporate Bonds	Floating Rate Loan Interests	Preferred Securities	Total
Assets:
Opening balance, as of December 31, 2013	$515,858	$2,795,664	$1,162,765	—	$4,474,287
Transfers into Level 3	—	—	—	—	—
Transfers out of Level 3	(275,324)	(1,009,008)	—	—	(1,284,332)
Accrued discounts/premiums	—	313	2,550	—	2,863
Net realized gain (loss)	—	(176,116)	61,388		(114,728)
Net change in unrealized appreciation/depreciation[2,3]	(28,889)	(106,080)	(99,234)	$516,796	282,593
Purchases	—	30,545	107,000	1,759,655	1,897,200
Sales	—	(393,832)	(776,626)	—	(1,170,458)
Closing balance, as of December 31, 2014	$211,645	$1,141,486	$457,843	$2,276,451	$4,087,425
Net change in unrealized appreciation/depreciation on investments still held at December 31, 2014[3]	$(28,889)	$(410,445)	$(78,403)	$516,796	$(941)
[2] Included in the related net change in unrealized appreciation/depreciation in the Consolidated Statements of Operations.

[3]    Any difference between Net change in unrealized appreciation/depreciation and Net change in unrealized appreciation/depreciation on investments still held at December 31, 2014 is generally due to investments no longer held or categorized as Level 3 at period end.

See Notes to Financial Statements.

64	BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2014

Consolidated Schedule of Investments (concluded)	BlackRock Global Allocation Portfolio

The following table summarizes the valuation techniques used and unobservable inputs utilized by the BlackRock Global Valuation Methodologies Committee (“Global Valuation Committee”) to determine the value of certain of the Fund’s Level 3 investments as of December 31, 2014. The table does not include Level 3 investments with values based upon unadjusted third party pricing information in the amount of $1,229,324.

	Value	Valuation Techniques	Unobservable Inputs	Range of Unobservable Inputs Utilized
Assets:
Common Stocks	$211,645	Market Comparable Companies	Run Rate EBITDA Multiple[1]	21.25x
Preferred Stocks	668,255	Market Comparable Companies	2015P Revenue Multiple[1]	9.5x
		Options Pricing Model	Years to IPO[2]	1.5
			Risk Free Rate[2]	0.31%
			Volatility[1]	40.00%
			Discount Rate on Liquidation Preference[1]	8.00%
	336,199	Market Comparable Companies	2015P Revenue Multiple[1]	14.44x
		Options Pricing Model	Years to IPO[2]	2
			Risk Free Rate[2]	0.57%
			Volatility[1]	45.00%
			Discount Rate on Liquidation Preference[1]	8.00%
	899,306	Probability-Weighted Expected Return Model	Years to IPO[2]	1-3
			IPO Exit Probability[1]	90.00%
			Discount Rate[2]	20.11%
			Margin[1]	20.00%
			Revenue Multiple[1]	10.0x-15.0x
			Projected Gross Revenue[1]	$20-$45[3]
Corporate Bonds	428,240	Discounted Cash Flow	Discount Rate[2]	15.00%
	311,436	Market Comparable Companies	Run Rate EBITDA Multiple[1]	21.25x
	3,020	Recovery Value	Recovery Rate[1]	—
Total	$2,858,101

[1]	Increase in unobservable input may result in a significant increase to value, while a decrease in unobservable input may result in a significant decrease to value.

[2]	Decrease in unobservable input may result in a significant increase to value, while an increase in unobservable input may result in a significant decrease to value.

[3]	Amount is stated in billions.

See Notes to Financial Statements.

BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2014	65

Schedule of Investments December 31, 2014	BlackRock High Yield Portfolio
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Auto Components — 1.1%
The Goodyear Tire & Rubber Co.	15,358	$438,784
Banks — 0.7%
Citigroup, Inc.	4,730	255,940
Capital Markets — 1.9%
American Capital, Ltd. (a)	50,475	737,371
Chemicals — 0.7%
Advanced Emissions Solutions, Inc. (a)	660	15,041
Huntsman Corp.	10,909	248,507
LyondellBasell Industries NV	2	159

		263,707
Consumer Finance — 2.2%
Ally Financial, Inc. (a)	17,050	402,721
Ally Financial, Inc. (a)	14,880	351,466
Ally Financial, Inc. (a)	4,969	117,368

		871,555
Diversified Telecommunication Services — 0.0%
Broadview Networks Holdings, Inc. (a)	5,362	11,796
Electrical Equipment — 0.0%
Medis Technologies Ltd. (a)	14,935	—
Insurance — 1.1%
American International Group, Inc.	7,938	444,607
Media — 0.2%
Cengage Learning Acquisitions, Inc. (Thomson Learning)	2,849	66,715
Metals & Mining — 0.0%
Constellium NV, Class A (a)	1,304	21,425
Paper & Forest Products — 0.5%
Ainsworth Lumber Co. Ltd. (a)	33,259	95,328
Ainsworth Lumber Co. Ltd. (a)	22,274	63,481
Ainsworth Lumber Co. Ltd. (a)(b)	15,671	44,917

		203,726
Technology Hardware, Storage & Peripherals — 0.6%
Nokia OYJ — ADR	29,799	234,220
Trading Companies & Distributors — 0.3%
HD Supply Holdings, Inc. (a)	3,460	102,035
Total Common Stocks — 9.3%		3,651,881

Corporate Bonds		Par (000)
Aerospace & Defense — 1.2%
Huntington Ingalls Industries, Inc., 5.00%, 12/15/21 (b)	USD	24	24,420
LMI Aerospace, Inc., 7.38%, 7/15/19 (b)		20	19,500
Spirit Aerosystems, Inc., 5.25%, 3/15/22		37	37,647
TransDigm, Inc.:
5.50%, 10/15/20		39	38,123
6.00%, 7/15/22		190	189,525
6.50%, 7/15/24		164	164,820

			474,035
Air Freight & Logistics — 0.1%
XPO Logistics, Inc., 7.88%, 9/01/19 (b)		25	26,125

Corporate Bonds		Par (000)	Value
Airlines — 1.4%
American Airlines Pass-Through Trust,
Series 2013-2, Class C, 6.00%, 1/15/17 (b)	USD	200	$206,000
Continental Airlines Pass-Through Certificates,
Series 2012-3, Class C, 6.13%, 4/29/18		120	127,500
National Air Cargo Group, Inc.:
12.38%, 8/16/15		51	51,475
12.38%, 8/16/15		52	52,361
Virgin Australia Trust, Series 2013-1C, 7.13%, 10/23/18 (b)		111	114,492

			551,828
Auto Components — 1.0%
Affinia Group, Inc., 7.75%, 5/01/21		15	15,450
CTP Transportation Products LLC/CTP Finance, Inc., 8.25%, 12/15/19 (b)		30	31,650
Delphi Corp.:
6.13%, 5/15/21		5	5,450
5.00%, 2/15/23		20	21,350
Icahn Enterprises LP/Icahn Enterprises Finance Corp.:
4.88%, 3/15/19		49	48,877
6.00%, 8/01/20		28	28,846
5.88%, 2/01/22		18	18,079
IDQ Holdings, Inc., 11.50%, 4/01/17 (b)		85	90,100
Pittsburgh Glass Works LLC, 8.00%, 11/15/18 (b)		14	14,770
Schaeffler Finance BV, 2.75%, 5/15/19	EUR	100	121,114

			395,686
Automobiles — 0.5%
General Motors Co.:
4.88%, 10/02/23	USD	10	10,700
6.25%, 10/02/43		66	78,844
5.20%, 4/01/45		95	100,225

			189,769
Banks — 0.8%
CIT Group, Inc.:
5.50%, 2/15/19 (b)		42	44,310
5.00%, 8/01/23		150	154,125
Novo Banco SA, 4.75%, 1/15/18	EUR	100	118,593

			317,028
Beverages — 0.4%
Constellation Brands, Inc.:
3.88%, 11/15/19	USD	23	23,173
4.25%, 5/01/23		10	9,925
Hydra Dutch Holdings 2 BV, 5.58%, 4/15/19 (c)	EUR	100	111,325

			144,423
Building Products — 0.7%
Builders FirstSource, Inc., 7.63%, 6/01/21 (b)	USD	28	28,700
Building Materials Corp. of America, 5.38%, 11/15/24 (b)		30	29,925
CPG Merger Sub LLC, 8.00%, 10/01/21 (b)		30	30,675
The Hillman Group, Inc., 6.38%, 7/15/22 (b)		30	28,800
Ply Gem Industries, Inc., 6.50%, 2/01/22		95	89,300
The Ryland Group, Inc., 6.63%, 5/01/20		26	27,560

See Notes to Financial Statements.

66	BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2014

Schedule of Investments (continued)	BlackRock High Yield Portfolio
(Percentages shown are based on Net Assets)

Corporate Bonds		Par (000)	Value
Building Products (concluded)
USG Corp.:
9.75%, 1/15/18	USD	43	$49,020
5.88%, 11/01/21 (b)		5	5,050

			289,030
Capital Markets — 0.4%
E*Trade Financial Corp.:
0.00%, 8/31/19 (b)(d)(e)		37	87,482
Series A, 0.00%, 8/31/19 (d)(e)		1	2,364
5.38%, 11/15/22		59	60,327
			150,173
Chemicals — 1.4%
Axalta Coating Systems U.S. Holdings, Inc. /Axalta Coating Systems Dutch Holding B, 5.75%, 2/01/21	EUR	100	127,065
Axiall Corp., 4.88%, 5/15/23	USD	14	13,213
Celanese U.S. Holdings LLC:
5.88%, 6/15/21		22	23,320
4.63%, 11/15/22		20	19,800
Chemtura Corp., 5.75%, 7/15/21		31	30,225
GCB MPM Escrow LLC, 8.88%, 10/15/20 (a)(e)(f)		82	—
Huntsman International LLC:
4.88%, 11/15/20		36	35,730
8.63%, 3/15/21		65	69,713
INEOS Finance PLC, 8.38%, 2/15/19 (b)		100	106,250
Momentive Performance Materials, Inc., 3.88%, 10/24/21		82	69,495
Nexeo Solutions LLC/Nexeo Solutions Finance Corp., 8.38%, 3/01/18		15	14,550
NOVA Chemicals Corp., 5.00%, 5/01/25 (b)		56	55,580
			564,941
Commercial Services & Supplies — 1.9%
ADS Waste Holdings, Inc., 8.25%, 10/01/20		33	33,000
Anna Merger Sub, Inc., 7.75%, 10/01/22 (b)		55	55,687
Ceridian HCM Holding, Inc., 11.00%, 3/15/21 (b)		165	180,495
Covanta Holding Corp.:
6.38%, 10/01/22		52	55,120
5.88%, 3/01/24		33	33,577
The Hertz Corp., 7.38%, 1/15/21		40	42,000
Igloo Holdings Corp., 8.25% (8.25% Cash or 9.00% PIK), 12/15/17 (b)(g)		30	30,300
IVS F. SpA, 7.13%, 4/01/20	EUR	100	123,450
Laureate Education, Inc., 9.50%, 9/01/19 (b)	USD	73	75,190
Safway Group Holding LLC/Safway Finance Corp., 7.00%, 5/15/18 (b)		30	28,500
WaveDivision Escrow LLC/WaveDivision Escrow Corp., 8.13%, 9/01/20 (b)		85	90,525
			747,844
Communications Equipment — 0.4%
Alcatel-Lucent USA, Inc., 6.45%, 3/15/29		107	102,185
CommScope, Inc.:
5.00%, 6/15/21 (b)		30	29,550
5.50%, 6/15/24 (b)		30	29,550
			161,285
Computer Services — 0.1%
SunGard Data Systems, Inc., 6.63%, 11/01/19		43	43,430

Corporate Bonds		Par (000)	Value
Construction & Engineering — 2.0%
Abengoa Greenfield SA, 6.50%, 10/01/19 (b)	USD	200	$171,000
AECOM Technology Corp.:
5.75%, 10/15/22 (b)		21	21,473
5.88%, 10/15/24 (b)		64	65,440
Aguila 3 SA, 7.88%, 1/31/18 (b)		150	145,125
Aldesa Financial Services SA, 7.25%, 4/01/21	EUR	100	102,189
Astaldi SpA, 7.13%, 12/01/20		100	123,595
Brand Energy & Infrastructure Services, Inc., 8.50%, 12/01/21 (b)	USD	31	27,900
Modular Space Corp., 10.25%, 1/31/19 (b)		121	104,665
			761,387
Consumer Finance — 1.3%
Ally Financial, Inc.:
5.13%, 9/30/24		33	33,495
8.00%, 11/01/31		272	346,800
8.00%, 11/01/31		83	105,617
DFC Finance Corp., 10.50%, 6/15/20 (b)		40	33,900
			519,812
Containers & Packaging — 1.8%
Ball Corp., 5.00%, 3/15/22		100	103,000
Berry Plastics Corp., 5.50%, 5/15/22		33	33,495
Beverage Packaging Holdings Luxembourg II SA:
5.63%, 12/15/16 (b)		39	38,220
6.00%, 6/15/17 (b)		65	63,375
Crown Americas LLC/Crown Americas Capital Corp. III, 6.25%, 2/01/21		12	12,630
Crown Americas LLC/Crown Americas Capital Corp. IV, 4.50%, 1/15/23		27	26,190
Pactiv LLC, 8.38%, 4/15/27		63	63,315
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Luxembourg SA:
9.00%, 4/15/19		100	103,500
7.88%, 8/15/19		190	200,213
Sealed Air Corp.:
8.38%, 9/15/21 (b)		3	3,353
5.13%, 12/01/24 (b)		28	28,280
Tekni-Plex, Inc., 9.75%, 6/01/19 (b)		26	28,210
			703,781
Distributors — 0.0%
VWR Funding, Inc., 7.25%, 9/15/17		15	15,675
Diversified Financial Services — 0.2%
MSCI, Inc., 5.25%, 11/15/24 (b)		78	80,730
Diversified Telecommunication Services — 4.5%
Avaya, Inc.:
7.00%, 4/01/19 (b)		45	43,875
10.50%, 3/01/21 (b)		38	32,490
CenturyLink, Inc.:
5.63%, 4/01/20		28	29,050
6.45%, 6/15/21		15	16,087
Consolidated Communications, Inc., 6.50%, 10/01/22 (b)		15	15,037
Frontier Communications Corp., 6.25%, 9/15/21		35	35,175
Intelsat Jackson Holdings SA:
6.63%, 12/15/22		56	57,540
5.50%, 8/01/23		104	103,366
Intelsat Luxembourg SA:
6.75%, 6/01/18		95	96,900
7.75%, 6/01/21		45	45,113
Level 3 Communications, Inc., 8.88%, 6/01/19		25	26,505

See Notes to Financial Statements.

BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2014	67

Schedule of Investments (continued)	BlackRock High Yield Portfolio
(Percentages shown are based on Net Assets)

Corporate Bonds		Par (000)	Value
Diversified Telecommunication Services (concluded)
Level 3 Escrow II, Inc., 5.38%, 8/15/22 (b)	USD	76	$76,380
Level 3 Financing, Inc.:
8.13%, 7/01/19		100	106,250
7.00%, 6/01/20		43	45,311
8.63%, 7/15/20		26	28,047
6.13%, 1/15/21		10	10,350
Telecom Italia Finance SA, 6.13%, 11/15/16 (d)	EUR	100	141,818
Telecom Italia SpA:
4.88%, 9/25/20		110	147,450
4.50%, 1/25/21		100	132,168
Telenet Finance III Luxembourg SCA, 6.63%, 2/15/21		200	256,531
Wind Acquisition Finance SA:
4.00%, 7/15/20		110	130,570
4.08%, 7/15/20 (c)		100	115,560
Windstream Corp.:
7.75%, 10/15/20	USD	25	25,750
7.75%, 10/01/21		38	38,760
6.38%, 8/01/23		5	4,675
			1,760,758
Electric Utilities — 0.7%
CE Energy AS, 7.00%, 2/01/21	EUR	100	121,574
Texas Competitive Electric Holdings Co. LLC/TCEH Finance, Inc., 11.25% (10.50% Cash or 11.25% PIK), 11/01/16 (a)(f)(g)	USD	1,540	146,300

			267,874
Electrical Equipment — 0.1%
GrafTech International Ltd., 6.38%, 11/15/20		17	14,110
Sensata Technologies BV, 5.63%, 11/01/24 (b)		17	17,637
			31,747
Electronic Equipment, Instruments & Components — 0.5%
CDW LLC/CDW Finance Corp.:
6.00%, 8/15/22		65	67,113
5.50%, 12/01/24		107	107,134
			174,247
Energy Equipment & Services — 0.3%
Key Energy Services, Inc., 6.75%, 3/01/21		30	18,600
Pacific Drilling SA, 5.38%, 6/01/20 (b)		67	54,605
Pioneer Energy Services Corp., 6.13%, 3/15/22		19	14,440
Seventy Seven Energy, Inc., 6.50%, 7/15/22		24	14,040
			101,685
Food Products — 0.6%
R&R PIK PLC, 9.25% (9.25% Cash or 9.85% PIK), 5/15/18 (g)	EUR	180	218,899
Smithfield Foods, Inc., 5.88%, 8/01/21 (b)	USD	11	11,220
The WhiteWave Foods Co., 5.38%, 10/01/22		20	20,600
			250,719
Health Care Equipment & Supplies — 0.2%
Alere, Inc.:
8.63%, 10/01/18		17	17,595
6.50%, 6/15/20		13	13,065
DJO Finance LLC/DJO Finance Corp., 8.75%, 3/15/18		34	35,360
Hologic, Inc., 6.25%, 8/01/20		28	29,120
			95,140

Corporate Bonds		Par (000)	Value
Health Care Providers & Services — 4.0%
Acadia Healthcare Co., Inc., 5.50%, 7/01/22	USD	25	$24,625
Amsurg Corp., 5.63%, 7/15/22 (b)		127	130,175
Aviv Healthcare Properties LP/Aviv Healthcare Capital Corp., 7.75%, 2/15/19		11	11,462
Catamaran Corp., 4.75%, 3/15/21		50	50,000
CHS/Community Health Systems, Inc.:
5.13%, 8/15/18		74	76,590
6.88%, 2/01/22		63	66,741
DaVita HealthCare Partners, Inc., 5.13%, 7/15/24		55	56,100
Fresenius Medical Care US Finance II, Inc., 4.75%, 10/15/24 (b)		39	39,390
HCA Holdings, Inc., 7.75%, 5/15/21		210	223,650
HCA, Inc.:
6.50%, 2/15/20		109	122,135
5.88%, 3/15/22		38	41,610
4.75%, 5/01/23		39	39,683
5.88%, 5/01/23		36	37,935
5.00%, 3/15/24		52	53,430
5.25%, 4/15/25		40	41,800
Kindred Healthcare, Inc., 6.38%, 4/15/22 (b)		20	19,050
MPH Acquisition Holdings LLC, 6.63%, 4/01/22 (b)		25	25,563
Omnicare, Inc.:
4.75%, 12/01/22		17	17,213
5.00%, 12/01/24		14	14,350
Teleflex, Inc., 6.88%, 6/01/19		55	57,337
Tenet Healthcare Corp.:
5.00%, 3/01/19 (b)		25	25,031
5.50%, 3/01/19 (b)		140	143,150
4.75%, 6/01/20		30	30,450
6.00%, 10/01/20		6	6,443
4.50%, 4/01/21		16	16,040
4.38%, 10/01/21		12	11,910
8.13%, 4/01/22		115	128,513
Truven Health Analytics, Inc., 10.63%, 6/01/20		40	39,000
			1,549,376
Health Care Technology — 0.3%
BC ULC/New Red Finance, Inc., 6.00%, 4/01/22 (b)		70	71,750
IMS Health, Inc., 6.00%, 11/01/20 (b)		30	30,900
			102,650
Hotels, Restaurants & Leisure — 3.0%
ARAMARK Services, Inc., 5.75%, 3/15/20		7	7,227
Brunswick Corp., 4.63%, 5/15/21 (b)		25	24,500
Caesars Entertainment Operating Co., Inc.:
9.00%, 2/15/20		328	242,720
9.00%, 2/15/20		483	355,005
Greektown Holdings LLC/Greektown Mothership Corp., 8.88%, 3/15/19 (b)		35	34,913
MGM Resorts International:
8.63%, 2/01/19		10	11,337
6.75%, 10/01/20		20	21,000
6.63%, 12/15/21		29	30,450
7.75%, 3/15/22		26	28,795
6.00%, 3/15/23		45	45,225
NAI Entertainment Holdings/NAI Entertainment Holdings Finance Corp., 5.00%, 8/01/18 (b)		9	9,225
Six Flags Entertainment Corp., 5.25%, 1/15/21 (b)		47	47,000
Snai SpA, 7.63%, 6/15/18	EUR	100	121,615

See Notes to Financial Statements.

68	BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2014

Schedule of Investments (continued)	BlackRock High Yield Portfolio
(Percentages shown are based on Net Assets)

Corporate Bonds		Par (000)	Value
Hotels, Restaurants & Leisure (concluded)
Station Casinos LLC, 7.50%, 3/01/21	USD	18	$18,450
Sterling Entertainment Enterprises LLC, 9.75%, 11/25/19		150	153,000
Waterford Gaming LLC/Waterford Gaming Financial Corp., 8.63% (b)(h)		49	1,971
			1,152,433
Household Durables — 1.5%
Allegion U.S. Holding Co., Inc., 5.75%, 10/01/21		56	59,220
Beazer Homes USA, Inc.:
6.63%, 4/15/18		9	9,405
5.75%, 6/15/19		9	8,640
7.50%, 9/15/21		25	25,125
Jarden Corp., 7.50%, 5/01/17		30	32,850
K. Hovnanian Enterprises, Inc.:
7.25%, 10/15/20 (b)		28	28,980
9.13%, 11/15/20 (b)		15	15,975
Magnolia BC SA, 9.00%, 8/01/20	EUR	200	231,386
PulteGroup, Inc., 6.38%, 5/15/33	USD	10	10,000
Standard Pacific Corp.:
8.38%, 1/15/21		24	27,180
5.88%, 11/15/24		22	22,000
TRI Pointe Holdings, Inc.:
4.38%, 6/15/19 (b)		50	49,313
5.88%, 6/15/24 (b)		35	35,000
William Lyon Homes, Inc., 8.50%, 11/15/20		30	32,325
			587,399
Household Products — 0.0%
Spectrum Brands, Inc., 6.63%, 11/15/22		10	10,575
Independent Power and Renewable Electricity Producers — 1.3%
AES Corp.:
4.88%, 5/15/23		24	23,820
5.50%, 3/15/24		7	7,104
Calpine Corp.:
6.00%, 1/15/22 (b)		33	35,145
5.38%, 1/15/23		28	28,280
7.88%, 1/15/23 (b)		37	40,793
5.88%, 1/15/24 (b)		30	31,950
5.75%, 1/15/25		65	65,813
Dynegy Finance I, Inc./Dynegy Finance II, Inc.:
6.75%, 11/01/19 (b)		115	117,013
7.38%, 11/01/22 (b)		15	15,263
Mirant Mid-Atlantic Pass-Through Trust, Series B, 9.13%, 6/30/17		50	53,820
NRG Energy, Inc.:
7.88%, 5/15/21		47	50,643
6.25%, 5/01/24 (b)		28	28,490
			498,134
Insurance — 0.6%
A-S Co-Issuer Subsidiary, Inc./A-S Merger Sub LLC, 7.88%, 12/15/20 (b)		68	69,360
CNO Financial Group, Inc., 6.38%, 10/01/20 (b)		9	9,495
Genworth Holdings, Inc., 4.80%, 2/15/24		25	20,266
Hockey Merger Sub 2, Inc., 7.88%, 10/01/21 (b)		46	45,770
Radian Group, Inc.:
2.25%, 3/01/19 (d)		22	35,379
5.50%, 6/01/19		33	33,825
			214,095

Corporate Bonds		Par (000)	Value
Internet Software & Services — 0.2%
Equinix, Inc.:
5.38%, 1/01/22	USD	23	$23,216
5.75%, 1/01/25		26	26,227
Zayo Group LLC/Zayo Capital, Inc.:
8.13%, 1/01/20		20	21,200
10.13%, 7/01/20		9	10,141

			80,784
Life Sciences Tools & Services — 0.2%
Jaguar Holding Co. II/Jaguar Merger Sub, Inc., 9.50%, 12/01/19 (b)		60	64,350
JLL/Delta Dutch Newco BV, 7.50%, 2/01/22 (b)		20	20,300

			84,650
Machinery — 1.4%
CNH Industrial Finance Europe SA, 2.75%, 3/18/19	EUR	100	122,635
Gates Global LLC/Gates Global Co., 5.75%, 7/15/22		100	111,627
Jurassic Holdings III, Inc., 6.88%, 2/15/21 (b)	USD	31	28,830
Schaeffler Holding Finance BV, 6.88% (6.88% Cash or 7.38% PIK), 8/15/18 (g)	EUR	200	251,691
Titan International, Inc., 6.88%, 10/01/20	USD	55	48,400

			563,183
Media — 5.8%
Altice SA, 7.25%, 5/15/22	EUR	100	122,518
AMC Networks, Inc.:
7.75%, 7/15/21	USD	40	42,800
4.75%, 12/15/22		19	18,430
Cablevision Systems Corp., 5.88%, 9/15/22		25	25,313
CBS Outdoor Americas Capital LLC/CBS Outdoor Americas Capital Corp., 5.63%, 2/15/24 (b)		7	7,035
CCO Holdings LLC/CCO Holdings Capital Corp.:
5.25%, 9/30/22		77	76,807
5.13%, 2/15/23		46	44,965
CCOH Safari LLC:
5.50%, 12/01/22		93	94,395
5.75%, 12/01/24		116	117,305
Cengage Learning Acquisitions, Inc., 0.00%, 4/15/20 (a)(e)(f)		166	—
Cequel Communications Holdings I LLC/Cequel Capital Corp., 5.13%, 12/15/21 (b)		70	67,900
Clear Channel Worldwide Holdings, Inc.:
Series B, 7.63%, 3/15/20		51	53,677
Series B, 6.50%, 11/15/22		101	104,030
DISH DBS Corp.:
5.13%, 5/01/20		81	81,607
5.00%, 3/15/23		10	9,675
5.88%, 11/15/24 (b)		113	113,565
DreamWorks Animation SKG, Inc., 6.88%, 8/15/20 (b)		9	9,225
Gannett Co., Inc.:
5.13%, 7/15/20		15	15,300
4.88%, 9/15/21 (b)		18	17,865
6.38%, 10/15/23		30	31,800
Gray Television, Inc., 7.50%, 10/01/20		21	21,630
Harron Communications LP/Harron Finance Corp., 9.13%, 4/01/20 (b)		8	8,720
iHeartCommunications, Inc.:
9.00%, 12/15/19		56	55,160
9.00%, 3/01/21		71	69,580
9.00%, 9/15/22 (b)		80	78,400

See Notes to Financial Statements.

BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2014	69

Schedule of Investments (continued)	BlackRock High Yield Portfolio
(Percentages shown are based on Net Assets)

Corporate Bonds		Par (000)	Value
Media (concluded)
Lamar Media Corp., 5.00%, 5/01/23	USD	5	$4,950
LIN Television Corp., 5.88%, 11/15/22 (b)		26	25,740
Live Nation Entertainment, Inc., 7.00%, 9/01/20 (b)		23	24,265
MDC Partners, Inc., 6.75%, 4/01/20 (b)		22	22,660
Midcontinent Communications & Midcontinent Finance Corp., 6.25%, 8/01/21 (b)		40	40,400
MPL 2 Acquisition Canco, Inc., 9.88%, 8/15/18 (b)		65	69,875
Nexstar Broadcasting, Inc., 6.88%, 11/15/20		15	15,563
Numericable-SFR, 4.88%, 5/15/19 (b)		200	198,250
Radio One, Inc., 9.25%, 2/15/20 (b)		57	49,590
RCN Telecom Services LLC/RCN Capital Corp., 8.50%, 8/15/20 (b)		55	56,650
Regal Entertainment Group, 5.75%, 2/01/25		18	16,560
Sinclair Television Group, Inc., 5.63%, 8/01/24 (b)		29	28,057
Sirius XM Radio, Inc., 6.00%, 7/15/24 (b)		20	20,500
Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH, 4.00%, 1/15/25	EUR	100	123,274
Unitymedia KabelBW GmbH, 9.50%, 3/15/21		135	182,552
Univision Communications, Inc.:
8.50%, 5/15/21 (b)	USD	23	24,495
5.13%, 5/15/23 (b)		8	8,080
Wave Holdco LLC/Wave Holdco Corp., 8.25% (8.25% Cash or 9.00% PIK), 7/15/19 (b)(g)		75	75,375

			2,274,538
Metals & Mining — 3.5%
Alcoa, Inc., 5.13%, 10/01/24		104	110,216
Constellium NV, 8.00%, 1/15/23 (b)		250	248,750
Eco-Bat Finance PLC, 7.75%, 2/15/17	EUR	100	112,535
Global Brass & Copper, Inc., 9.50%, 6/01/19	USD	30	32,400
Novelis, Inc.:
8.38%, 12/15/17		25	25,937
8.75%, 12/15/20		277	293,620
Ryerson, Inc./Joseph T. Ryerson & Son, Inc., 9.00%, 10/15/17		55	56,513
Steel Dynamics, Inc.:
5.13%, 10/01/21 (b)		65	66,219
6.38%, 8/15/22		45	47,700
5.25%, 4/15/23		33	33,495
5.50%, 10/01/24 (b)		39	39,975
ThyssenKrupp AG, 3.13%, 10/25/19	EUR	40	50,975
Wise Metals Group LLC/Wise Alloys Finance Corp., 8.75%, 12/15/18 (b)	USD	226	237,300

			1,355,635
Oil, Gas & Consumable Fuels — 12.5%
Access Midstream Partners LP/ACMP Finance Corp.:
5.88%, 4/15/21		75	78,187
6.13%, 7/15/22		90	95,625
4.88%, 3/15/24		24	24,360
Alpha Natural Resources, Inc., 3.75%, 12/15/17 (d)		92	45,943
Antero Resources Finance Corp.:
6.00%, 12/01/20		15	14,963
5.38%, 11/01/21		31	29,993
Arch Coal, Inc.:
7.00%, 6/15/19		47	13,865
7.25%, 10/01/20		20	6,500
7.25%, 6/15/21		15	4,369
Atlas Pipeline Partners LP/Atlas Pipeline Finance Corp., 5.88%, 8/01/23		6	5,940

Corporate Bonds		Par (000)	Value
Oil, Gas & Consumable Fuels (continued)
Baytex Energy Corp., 5.13%, 6/01/21 (b)	USD	20	$17,000
Bonanza Creek Energy, Inc.:
6.75%, 4/15/21		82	72,160
5.75%, 2/01/23		44	34,760
Calfrac Holdings LP, 7.50%, 12/01/20 (b)		91	76,895
California Resources Corp., 6.00%, 11/15/24 (b)		142	119,990
Carrizo Oil & Gas, Inc., 8.63%, 10/15/18		91	91,000
Chaparral Energy, Inc., 7.63%, 11/15/22		40	26,200
Chesapeake Energy Corp.:
6.63%, 8/15/20		33	35,063
6.88%, 11/15/20		38	40,850
4.88%, 4/15/22		65	63,213
5.75%, 3/15/23		73	75,190
Cimarex Energy Co., 4.38%, 6/01/24		35	33,425
Concho Resources, Inc.:
5.50%, 10/01/22		33	33,330
5.50%, 4/01/23		61	61,287
CONSOL Energy, Inc., 5.88%, 4/15/22 (b)		252	234,360
CrownRock LP/CrownRock Finance, Inc., 7.13%, 4/15/21 (b)		109	102,187
Denbury Resources, Inc., 5.50%, 5/01/22		11	10,065
Diamondback Energy, Inc., 7.63%, 10/01/21		73	71,266
Energy Transfer Equity LP, 5.88%, 1/15/24		162	164,430
Genesis Energy LP/Genesis Energy Finance Corp., 5.75%, 2/15/21		9	8,370
Halcon Resources Corp.:
9.75%, 7/15/20		50	37,500
8.88%, 5/15/21		127	95,567
9.25%, 2/15/22		30	22,125
Hiland Partners LP/Hiland Partners Finance Corp., 7.25%, 10/01/20 (b)		50	47,500
Hilcorp Energy I LP/Hilcorp Finance Co.:
7.63%, 4/15/21 (b)		54	54,270
5.00%, 12/01/24 (b)		99	87,120
Kinder Morgan, Inc., 7.75%, 1/15/32		140	172,200
Laredo Petroleum, Inc., 7.38%, 5/01/22		44	41,140
Legacy Reserves LP/Legacy Reserves Finance Corp.:
6.63%, 12/01/21		25	20,375
6.63%, 12/01/21 (b)		30	24,450
Linn Energy LLC/Linn Energy Finance Corp.:
6.25%, 11/01/19		59	49,855
8.63%, 4/15/20		25	21,750
7.75%, 2/01/21		20	16,850
MarkWest Energy Partners LP/MarkWest Energy Finance Corp.:
6.50%, 8/15/21		10	10,300
6.25%, 6/15/22		70	72,450
MEG Energy Corp., 7.00%, 3/31/24 (b)		185	167,425
Memorial Resource Development Corp., 5.88%, 7/01/22 (b)		118	106,790
Newfield Exploration Co., 6.88%, 2/01/20		25	25,375
NGPL PipeCo LLC:
7.12%, 12/15/17 (b)		22	21,615
9.63%, 6/01/19 (b)		25	25,063
Oasis Petroleum, Inc.:
7.25%, 2/01/19		40	38,200
6.50%, 11/01/21		33	30,030
6.88%, 1/15/23		40	36,400
Offshore Group Investment Ltd., 7.50%, 11/01/19		40	29,800
Parsley Energy LLC/Parsley Finance Corp., 7.50%, 2/15/22 (b)		28	26,530

See Notes to Financial Statements.

70	BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2014

Schedule of Investments (continued)	BlackRock High Yield Portfolio
(Percentages shown are based on Net Assets)

Corporate Bonds		Par (000)	Value
Oil, Gas & Consumable Fuels (concluded)
Peabody Energy Corp.:
6.00%, 11/15/18	USD	49	$44,467
6.50%, 9/15/20		45	39,037
6.25%, 11/15/21		30	25,650
7.88%, 11/01/26		85	72,250
Penn Virginia Corp., 8.50%, 5/01/20		11	8,800
Precision Drilling Corp.:
6.63%, 11/15/20		15	13,500
5.25%, 11/15/24 (b)		95	77,900
QEP Resources, Inc.:
5.38%, 10/01/22		14	13,230
5.25%, 5/01/23		55	51,425
Range Resources Corp.:
5.00%, 8/15/22		13	13,000
5.00%, 3/15/23		21	21,000
Regency Energy Partners LP/Regency Energy
Finance Corp.:
5.75%, 9/01/20		28	28,070
5.00%, 10/01/22		20	18,900
4.50%, 11/01/23		105	96,337
Rockies Express Pipeline LLC:
6.00%, 1/15/19 (b)		70	70,175
6.88%, 4/15/40 (b)		15	15,975
Rose Rock Midstream LP/Rose Rock Finance
Corp., 5.63%, 7/15/22		11	10,285
Rosetta Resources, Inc.:
5.88%, 6/01/22		17	15,300
5.88%, 6/01/24		29	25,810
RSP Permian, Inc., 6.63%, 10/01/22 (b)		35	32,550
Sabine Pass Liquefaction LLC:
5.63%, 4/15/23		177	173,017
5.75%, 5/15/24		300	294,375
Sanchez Energy Corp., 6.13%, 1/15/23 (b)		93	78,120
SandRidge Energy, Inc.:
8.75%, 1/15/20		56	37,800
7.50%, 2/15/23		46	28,980
Seven Generations Energy Ltd., 8.25%, 5/15/20 (b)		241	231,360
SM Energy Co.:
6.13%, 11/15/22 (b)		115	108,100
6.50%, 1/01/23		10	9,600
Southern Star Central Corp., 5.13%, 7/15/22 (b)		13	13,065
Summit Midstream Holdings LLC/Summit
Midstream Finance Corp., 7.50%, 7/01/21		37	38,850
Tesoro Logistics LP/Tesoro Logistics Finance
Corp., 6.25%, 10/15/22 (b)		60	59,850
Triangle USA Petroleum Corp., 6.75%, 7/15/22 (b)		23	15,180
Ultra Petroleum Corp., 5.75%, 12/15/18 (b)		68	62,730
Vanguard Natural Resources LLC/VNR Finance
Corp., 7.88%, 4/01/20		50	43,137
WPX Energy, Inc., 5.25%, 9/15/24		46	42,780

			4,902,071
Paper & Forest Products — 0.2%
Clearwater Paper Corp., 4.50%, 2/01/23		8	7,800
PH Glatfelter Co., 5.38%, 10/15/20		8	8,140
Unifrax I LLC/Unifrax Holding Co., 7.50%, 2/15/19 (b)		62	61,070

			77,010
Pharmaceuticals — 0.9%
Capsugel SA, 7.00% (7.00% Cash or 7.75% PIK), 5/15/19 (b)(g)		22	22,220

Corporate Bonds		Par (000)	Value
Pharmaceuticals (concluded)
Endo Finance LLC & Endo Finco, Inc.:
7.00%, 12/15/20 (b)	USD	15	$15,750
7.25%, 1/15/22 (b)		12	12,840
Mallinckrodt International Finance
SA/Mallinckrodt CB LLC, 5.75%, 8/01/22 (b)		5	5,137
Par Pharmaceutical Cos., Inc., 7.38%, 10/15/20		36	37,620
Pinnacle Merger Sub, Inc., 9.50%, 10/01/23 (b)		14	15,120
Valeant Pharmaceuticals International, Inc.:
6.75%, 8/15/18 (b)		54	57,444
7.00%, 10/01/20 (b)		3	3,165
6.38%, 10/15/20 (b)		48	50,160
7.50%, 7/15/21 (b)		52	56,160
5.63%, 12/01/21 (b)		70	70,525

			346,141
Professional Services — 0.3%
TMF Group Holding BV, 9.88%, 12/01/19	EUR	100	124,333
Real Estate Investment Trusts (REITs) — 0.8%
Felcor Lodging LP, 5.63%, 3/01/23	USD	15	14,850
The Geo Group, Inc.:
5.88%, 1/15/22		7	7,175
5.88%, 10/15/24		55	55,687
GLP Capital LP/GLP Financing II, Inc., 4.38%, 11/01/18		26	26,585
iStar Financial, Inc.:
3.00%, 11/15/16 (d)		112	141,610
4.00%, 11/01/17		40	38,900
5.00%, 7/01/19		25	24,250
Rayonier AM Products, Inc., 5.50%, 6/01/24 (b)		10	8,213

			317,270
Real Estate Management & Development — 1.2%
Ashton Woods USA LLC/Ashton Woods Finance
Co., 6.88%, 2/15/21 (b)		38	36,195
Crescent Resources LLC/Crescent Ventures, Inc., 10.25%, 8/15/17 (b)		50	53,625
The Howard Hughes Corp., 6.88%, 10/01/21 (b)		21	21,735
Kennedy-Wilson, Inc., 5.88%, 4/01/24		25	25,063
Realogy Group LLC:
7.63%, 1/15/20 (b)		17	18,190
9.00%, 1/15/20 (b)		45	49,275
Realogy Group LLC/Realogy Co-Issuer Corp.:
4.50%, 4/15/19 (b)		78	77,220
5.25%, 12/01/21 (b)		29	28,203
RPG Byty Sro, 6.75%, 5/01/20	EUR	100	124,660
Taylor Morrison Communities, Inc./Monarch Communities, Inc., 5.25%, 4/15/21 (b)	USD	45	44,325
Tropicana Entertainment LLC/Tropicana Finance
Corp., 9.63%, 12/15/14 (a)(f)		15	—

			478,491
Road & Rail — 0.5%
Florida East Coast Holdings Corp., 6.75%, 5/01/19 (b)		68	67,320
JCH Parent, Inc., 10.50% (10.50% Cash or
11.25% PIK), 3/15/19 (b)(g)		119	110,075
Watco Cos. LLC/Watco Finance Corp., 6.38%, 4/01/23 (b)		34	33,660

			211,055

See Notes to Financial Statements.

BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2014	71

Schedule of Investments (continued)	BlackRock High Yield Portfolio
(Percentages shown are based on Net Assets)

Corporate Bonds		Par (000)	Value
Semiconductors & Semiconductor Equipment — 0.3%
Micron Technology, Inc., 5.50%, 2/01/25 (b)	USD	101	$102,010
Software — 1.8%
Audatex North America, Inc., 6.00%, 6/15/21 (b)		20	20,600
BMC Software Finance, Inc., 8.13%, 7/15/21 (b)		14	13,160
Epicor Software Corp., 8.63%, 5/01/19		70	73,500
First Data Corp.:
7.38%, 6/15/19 (b)		70	73,675
6.75%, 11/01/20 (b)		25	26,687
8.25%, 1/15/21 (b)		97	103,790
11.25%, 1/15/21		3	3,405
10.63%, 6/15/21		82	92,865
11.75%, 8/15/21		87	99,833
8.75% (8.75% Cash or 8.85% PIK), 1/15/22 (b)(g)		6	6,450
Infor Software Parent LLC/Infor Software Parent, Inc., 7.13% (7.13% Cash or 7.88% PIK), 5/01/21 (b)(g)		106	103,880
Infor US, Inc., 9.38%, 4/01/19		37	39,590
Sophia LP/Sophia Finance, Inc., 9.75%, 1/15/19 (b)		41	43,767

			701,202
Specialty Retail — 0.7%
Asbury Automotive Group, Inc., 6.00%, 12/15/24 (b)		29	29,507
CST Brands, Inc., 5.00%, 5/01/23		24	24,240
Neiman Marcus Group Ltd. LLC, 8.00%, 10/15/21 (b)		114	120,555
PC Nextco Holdings LLC/PC Nextco Finance, Inc., 8.75%, 8/15/19		27	27,135
Penske Automotive Group, Inc.:
5.75%, 10/01/22		19	19,713
5.38%, 12/01/24		37	37,463
Sally Holdings LLC/Sally Capital, Inc., 5.50%, 11/01/23		16	16,720
Sonic Automotive, Inc., 5.00%, 5/15/23		13	12,610

			287,943
Technology Hardware, Storage & Peripherals — 0.1%
Nokia OYJ, 6.63%, 5/15/39		37	40,885
Textiles, Apparel & Luxury Goods — 0.3%
Levi Strauss & Co., 6.88%, 5/01/22		20	21,500
Springs Industries, Inc., 6.25%, 6/01/21		59	58,705
The William Carter Co., 5.25%, 8/15/21		20	20,600

			100,805
Thrifts & Mortgage Finance — 0.6%
Jefferies Finance LLC/JFIN Co-Issuer Corp., 7.38%, 4/01/20 (b)		200	186,000
Rialto Holdings LLC/Rialto Corp., 7.00%, 12/01/18 (b)		30	30,450

			216,450
Trading Companies & Distributors — 2.6%
American Builders & Contractors Supply Co., Inc., 5.63%, 4/15/21 (b)		14	14,070
H&E Equipment Services, Inc., 7.00%, 9/01/22		39	40,121
HD Supply, Inc.:
11.00%, 4/15/20		193	220,020
7.50%, 7/15/20		297	311,107
5.25%, 12/15/21 (b)		218	221,815

Corporate Bonds		Par (000)	Value
Trading Companies & Distributors (concluded)
United Rentals North America, Inc.:
8.25%, 2/01/21	USD	67	$73,030
7.63%, 4/15/22		25	27,487
6.13%, 6/15/23		40	42,000
5.75%, 11/15/24		55	56,650

			1,006,300
Transportation Infrastructure — 0.3%
Gategroup Finance Luxembourg SA, 6.75%, 3/01/19	EUR	100	127,056
Wireless Telecommunication Services — 3.6%
Crown Castle International Corp., 5.25%, 1/15/23	USD	93	94,860
Digicel Ltd., 6.00%, 4/15/21 (b)		332	310,420
DigitalGlobe, Inc., 5.25%, 2/01/21 (b)		17	16,150
SBA Communications Corp., 4.88%, 7/15/22 (b)		50	48,125
Sprint Capital Corp.:
6.88%, 11/15/28		40	35,200
8.75%, 3/15/32		45	43,537
Sprint Communications, Inc.:
9.00%, 11/15/18 (b)		130	147,862
7.00%, 3/01/20 (b)		156	168,480
Sprint Corp.:
7.88%, 9/15/23		149	147,093
7.13%, 6/15/24		134	124,620
T-Mobile USA, Inc.:
6.63%, 4/28/21		44	45,155
6.13%, 1/15/22		10	10,150
6.73%, 4/28/22		25	25,750
6.00%, 3/01/23		28	28,070
6.50%, 1/15/24		75	76,875
6.38%, 3/01/25		93	94,488

			1,416,835
Total Corporate Bonds — 71.0%			27,748,461

Floating Rate Loan Interests (c)
Advertising — 0.1%
Affinion Group, Inc., Initial Second Lien Term Loan, 8.50%, 10/31/18		50	44,437
Aerospace & Defense — 0.7%
B/E Aerospace, Inc., Term Loan, 4.00%, 12/16/21		70	69,580
Sequa Corp., Initial Term Loan, 5.25%, 6/19/17		196	190,198

			259,778
Air Freight & Logistics — 0.3%
Ceva Group PLC (FKA Louis No.1 PLC/TNT Logistics), Pre-Funded L/C Loan, 6.50%, 3/19/21		33	30,822
Ceva Intercompany BV, Dutch BV Term Loan, 6.50%, 3/19/21		35	32,259
Ceva Logistics Canada ULC (FKA TNT Canada ULC), Canadian Term Loan, 6.50%, 3/19/21		6	5,562
Ceva Logistics U.S. Holdings, Inc. (FKA Louis U.S. Holdco, Inc.), U.S. Term Loan, 6.50%, 3/19/21		48	44,495
			113,138

See Notes to Financial Statements.

72	BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2014

Schedule of Investments (continued)	BlackRock High Yield Portfolio
(Percentages shown are based on Net Assets)

Floating Rate Loan Interests(c)		Par (000)	Value
Airlines — 0.2%
Northwest Airlines, Inc.:
Loan B757-200, 1.56%, 9/10/18	USD	13	$12,049
Loan B757-200, 1.56%, 9/10/18		12	11,415
Loan B757-300, 1.56%, 3/10/17		12	11,415
Loan B757-300, 2.18%, 3/10/17		13	12,378
Loan B757-300, 2.18%, 3/10/17		12	11,840

			59,097
Biotechnology — 0.1%
Grifols Worldwide Operations Ltd., U.S. Tranche B Term Loam, 3.17%, 2/27/21		44	43,649
Chemicals — 0.5%
Ascend Performance Materials Operations LLC, Term B Loan, 6.75%, 4/10/18		190	172,096
Axalta Coating Systems Dutch Holding B BV (Axalta Coating Systems U.S. Holdings, Inc.), Refinanced Term B Loan, 3.75%, 2/01/20		9	9,149
Oxea Finance & Cy SCA (Oxea Finance LLC),
Term Loan (Second Lien), 8.25%, 7/15/20		35	33,075

			214,320
Commercial Services & Supplies — 0.2%
Spin Holdco, Inc., Initial Term Loan (First Lien), 4.25% - 5.50%, 11/14/19		69	68,119
Construction & Engineering — 0.1%
Brand Energy & Infrastructure Services, Inc. (FKA FR Brand Acquisition Corp.), Initial Term Loan, 4.75%, 11/26/20		25	23,955
Electric Utilities — 1.2%
Energy Future Intermediate Holding Co. LLC (EFIH Finance, Inc.), Term Loan, 4.25%, 6/19/16		112	112,118
Texas Competitive Electric Holdings Co. LLC (TXU), 2017 Term Loan (Extending), 4.65%, 10/10/17		327	210,846
Texas Competitive Electric Holdings Company, LLC (TXU):
2014 Term Loan (Non-Extending), 5.00%, 4/25/15		16	9,946
2016 Revolving Loan (Extending 2011), 5.00%, 10/10/16		50	31,750
DIP Delayed Draw Term Loan (2014), 4.00%, 5/05/16		121	121,640

			486,300
Electronic Equipment, Instruments & Components — 0.1%
Dell International LLC, Term C Loan, 3.75%, 10/29/18		34	34,258
Energy Equipment & Services — 0.0%
American Energy - Marcellus LLC, Initial Loan (First Lien), 5.25%, 8/04/20		21	18,143
Food & Staples Retailing — 0.1%
BJ’s Wholesale Club, Inc., 2013 (November) Replacement Loan (Second Lien), 8.50%, 3/26/20		30	29,415
Health Care Equipment & Supplies — 0.1%
Mallinckrodt International Finance SA, Initial Term B Loan, 3.25%, 3/19/21		25	24,206
Health Care Providers & Services — 0.2%
CHS/Community Health Systems, Inc., 2021 Term D Loan, 4.25%, 1/27/21		63	62,505
Surgery Center Holdings, Inc., Initial Term Loan, 5.25%, 11/03/20		20	19,090

			81,595

Floating Rate Loan Interests(c)		Par (000)	Value
Hotels, Restaurants & Leisure — 2.0%
Caesars Entertainment Operating Co., Inc. (FKA
Harrah’s Operating Co., Inc.):
Term B-6 Loan, 6.75% - 6.95%, 3/01/17	USD	99	$86,679
Term B-7 Loan, 9.75%, 1/28/18		166	143,490
Caesars Entertainment Resort Properties LLC,
Term B Loan, 7.00%, 10/11/20		218	203,079
Diamond Resorts Corp., Term Loan, 5.50%, 5/07/21		75	73,972
Hilton Worldwide Finance LLC, Initial Term Loan, 3.50%, 10/26/20		29	28,983
La Quinta Intermediate Holdings LLC, Initial Term Loan, 4.00%, 4/14/21		47	46,120
MGM Resorts International (MGM Grand Detroit LLC), Term B Loan, 3.50%, 12/20/19		14	13,626
Station Casinos LLC, B Term Loan, 4.25%, 3/02/20		50	48,970
Travelport Finance (Luxembourg) S.à r.l., Initial Term Loan, 6.00%, 9/02/21		135	134,536

			779,455
Independent Power and Renewable Electricity Producers — 0.1%
Calpine Corp.:
Term Loan B1, 4.00%, 4/01/18		4	3,941
Term Loan B3, 4.00%, 10/09/19		35	34,409

			38,350
Internet Software & Services — 0.6%
Amaya Holdings B.V., Initial Term B Loan (Second Lien), 8.00%, 8/01/22		140	137,900
Amaya Holdings BV, Initial Term B Loan (First Lien), 5.00%, 8/01/21		31	30,504
Zayo Group LLC (Zayo Capital, Inc.), Term Loan, 4.00%, 7/02/19		86	84,476

			252,880
Machinery — 0.5%
Accudyne Industries Borrower SCA/Accudyne Industries LLC (FKA Silver II U.S. Holdings LLC), Refinancing Term Loan, 4.00% - 5.25%, 12/13/19		32	29,548
Gates Global LLC, Initial Dollar Term Loan, 4.25%, 7/05/21		185	179,232

			208,780
Media — 1.2%
Advantage Sales & Marketing, Inc.:
Delayed Draw Term Loan, 4.25%, 7/23/21		1	1,112
Initial Term Loan (First Lien), 4.25%, 7/23/21		34	33,371
Term Loan (Second Lien), 7.50%, 7/25/22		55	54,285
Cengage Learning Acquisitions, Inc. (FKA TL Acquisitions, Inc.):
Term Loan, 7.00%, 3/31/20		148	146,044
Term Loan, 0.00%, 6/30/15 (a)(f)		20	—
Clear Channel Communications, Inc.:
Tranche B Term Loan, 3.82%, 1/29/16		12	11,677
Tranche D Term Loan, 6.92%, 1/30/19		157	147,566
Interactive Data Corp., Term Loan, 4.75%, 5/02/21		60	59,079
Univision Communications, Inc., Replacement First-Lien Term Loan, 4.00%, 3/01/20		30	29,218

			482,352

See Notes to Financial Statements.

BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2014	73

Schedule of Investments (continued)	BlackRock High Yield Portfolio
(Percentages shown are based on Net Assets)

Floating Rate Loan Interests(c)	Par (000)		Value
Metals & Mining — 0.1%
Novelis, Inc., Initial Term Loan, 3.75%, 3/10/17	USD	26	$25,750
Oil, Gas & Consumable Fuels — 0.4%
American Energy — Utica LLC:
Incremental Tranche 1 Loan (Second Lien), 11.00%, 9/30/18		13	10,667
Incremental Tranche 2 (Second Lien), 11.00%, 9/30/18		13	10,669
American Energy — Utica, LLC, Loan (Second Lien), 11.00%, 9/30/18		101	84,093
Arch Coal, Inc., Term Loan, 6.25%, 5/16/18		42	34,369

			139,798
Pharmaceuticals — 0.0%
Par Pharmaceutical Cos., Inc. (Par Pharmaceutical, Inc.), Term B-2 Loan, 4.00%, 9/30/19		10	9,680
Real Estate Management & Development — 0.0%
Realogy Group LLC (FKA Realogy Corp.), Extended Synthetic Commitment, 4.40%, 10/10/16		6	5,773
Road & Rail — 0.0%
The Hertz Corp., Tranche B-2 Term Loan, 3.50%, 3/11/18		20	19,376
Semiconductors & Semiconductor Equipment — 0.2%
Avago Technologies Cayman Ltd. (Avago
Technologies Holdings Luxembourg S.à r.l.),
Term Loan, 3.75%, 5/06/21		45	44,421
Freescale Semiconductor, Inc., Tranche B-4 Term Loan, 4.25%, 2/28/20		35	34,102

			78,523
Software — 1.2%
First Data Corp., 2018 New Dollar Term Loan, 3.65%, 3/23/18		350	342,629
Kronos, Inc., Initial Term Loan (Second Lien), 9.75%, 4/30/20		90	91,178
TIBCO Software, Inc., Term Loan, 6.50%, 12/04/20		20	19,333

			453,140
Specialty Retail — 0.2%
The Neiman Marcus Group, Inc., Other Term Loan, 4.25%, 10/25/20		74	72,472
Trading Companies & Distributors — 0.1%
HD Supply, Inc., Term Loan 2014, 4.00%, 6/28/18		55	54,554
Total Floating Rate Loan Interests — 10.5%			4,121,293

Investment Companies — 0.6%	Shares
iShares iBoxx $ High Yield Corporate Bond ETF (i)		2,399	214,950

Non-Agency Mortgage-Backed Securities	Par (000)			Value
Commercial Mortgage-Backed Securities — 0.3%
Hilton USA Trust, Series 2013-HLT, Class EFX, 5.22%, 11/05/30 (b)(c)	USD	113		$115,776

Other Interests (j)	Beneficial Interest (000)
Auto Components — 0.0%
Lear Corp., Escrow (a)(f)		150		1,313
Lear Corp., Escrow (a)(f)		100		875

				2,188
Capital Markets — 0.0%
Lehman Brothers Holdings Capital Trust VII Escrow Bonds (a)(f)		110		16,087
Lehman Brothers Holdings Capital Trust VII Escrow Bonds (a)(f)		30		4,387

				20,474
Household Durables — 0.2%
Stanley-Martin, Class B Membership Units (a)		—	(k)	70,350
Total Other Interests — 0.2%				93,012

Preferred Securities
Capital Trusts	Par (000)
Banks — 2.5%
Bank of America Corp.:
Series U, 5.20% (c)(h)		16		14,780
Series V, 5.13% (c)(h)		195		188,053
Series X, 6.25% (c)(h)		225		222,398
Series Z, 6.50% (c)(h)		40		40,716
Citigroup, Inc., Series D, 5.35% (c)(h)		30		27,675
JPMorgan Chase & Co.:
Series 1, 7.90% (c)(h)		75		80,723
Series Q, 5.15% (c)(h)		5		4,710
Series S, 6.75% (c)(h)		162		170,910
Series U, 6.13%, 12/29/49 (c)(h)		39		38,902
Series V, 5.00% (c)(h)		125		122,305
Wells Fargo & Co., Series S, 5.90% (c)(h)		60		60,450

				971,622
Capital Markets — 0.5%
The Goldman Sachs Group, Inc., Series L, 5.70% (c)(h)		97		98,115
Morgan Stanley, Series H, 5.45% (c)(h)		85		85,153

				183,268
Total Capital Trusts — 3.0%				1,154,890

See Notes to Financial Statements.

74	BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2014

Schedule of Investments (continued)	BlackRock High Yield Portfolio
(Percentages shown are based on Net Assets)

Preferred Stocks	Shares	Value
Capital Markets — 0.0%
State Street Corp., 5.90% (c)	615	$15,904
Consumer Finance — 0.1%
Ally Financial, Inc., 8.50%	1,284	34,514
Diversified Financial Services — 0.1%
RBS Capital Funding Trust VI, 6.25%	2,075	50,837
Oil, Gas & Consumable Fuels — 0.1%
Chesapeake Energy Corp., 5.75% (d)	30	31,950
Total Preferred Stocks — 0.3%		133,205

Trust Preferreds
Diversified Financial Services — 0.8%
GMAC Capital Trust I, Series 2, 8.13%, 2/15/40 (c)	8,676	228,873
RBS Capital Funding Trust VII, Series G, 6.08% (h)	2,668	65,073
Total Trust Preferreds — 0.8%		293,946
Total Preferred Securities — 4.1%		1,582,041

		Value
Total Long-Term Investments (Cost — $ 38,754,605) — 96.0%		$37,527,414

Short-Term Securities	Shares
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.04% (i)(l)	433,841	433,841
Total Short-Term Securities (Cost — $ 433,841) — 1.1%		433,841
Total Investments (Cost — $ 39,188,446) — 97.1%		37,961,255
Other Assets Less Liabilities — 2.9%		1,120,073

Net Assets — 100.0%		$39,081,328

Notes to Schedule of Investments

(a)	Non-income producing security.

(b)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Variable rate security. Rate shown is as of report date.

(d)	Convertible security.

(e)	Zero-coupon bond.

(f)	Issuer filed for bankruptcy and/or is in default of interest payments.

(g)	Represents a payment-in-kind security which may pay interest/dividends in additional par/shares and/or in cash. Rates shown are the current rate and possible payment rates.

(h)	Security is perpetual in nature and has no stated maturity date.

(i)	During the year ended December 31, 2014, investments in issuers considered to be an affiliate of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at December 31, 2013	Shares Purchased	Shares Sold	Shares Held at December 31, 2014	Value Held at December 31, 2014	Income
BlackRock Liquidity Funds, TempFund, Institutional Class	1,084,123	—	(650,282)[1]	433,841	$433,841	$339
iShares iBoxx $ High Yield Corporate Bond ETF	—	2,399	—	2,399	$214,950	$1,926

[1]	Represents net shares sold.

(j)	Other interests represent beneficial interests in liquidation trusts and other reorganization or private entities.

(k)	Amount is less than $500.

(l)	Represents the current yield as of report date.

•

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

•	As of December 31, 2014, financial futures contracts outstanding were as follows:

Contracts Sold	Issue	Exchange	Expiration	Notional Value		Unrealized Depreciation
(23)	E-Mini S&P 500 Futures	Chicago Mercantile	March 2015	USD	2,360,260	$(72,744)
(6)	Russell 2000 Mini Index Futures	InterContinental Exchange	March 2015	USD	720,420	(35,113)
Total						$(107,857)

See Notes to Financial Statements.

BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2014	75

Schedule of Investments (continued)	BlackRock High Yield Portfolio

•	As of December 31, 2014, forward foreign currency exchange contracts outstanding were as follows:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
EUR	21,000	USD	26,383	Goldman Sachs Bank USA	1/21/15	$(966)
EUR	123,000	USD	153,486	JPMorgan Chase Bank N.A.	1/21/15	(4,616)
USD	21,367	CAD	24,000	Barclays Bank PLC	1/21/15	719
USD	3,860,084	EUR	3,025,500	JPMorgan Chase Bank N.A.	1/21/15	198,231
USD	108,728	EUR	87,300	UBS AG	1/21/15	3,067
Total						$196,435

•	As of December 31, 2014, centrally cleared credit default swaps — sold protection outstanding were as follows:

Index	Receive Fixed Rate	Clearinghouse	Expiration Date	Credit Rating[1]	Notional Amount (000)[2]		Unrealized Depreciation
CDX.NA.HY Series 23 Version 1	5.00%	Chicago Mercantile	12/20/19	B+	USD	1,915	$(3,211)

[1]	Using S&P’s rating of the issuer.

[2]	The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of the agreement.

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and is not necessarily an indication of the risks associated with investing in those securities. The three levels of the fair value hierarchy are as follows:

•	Level 1 — unadjusted quoted prices in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to Note 2 of the Notes to Financial Statements.

As of December 31, 2014, the following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[3]:
Common Stocks	$2,786,062	$865,819	—	$3,651,881
Corporate Bonds	—	27,489,654	$258,807	27,748,461
Floating Rate Loan Interests	—	3,685,836	435,457	4,121,293
Investment Companies	214,950	—	—	214,950
Non-Agency Mortgage-Backed Securities	—	115,776	—	115,776
Other Interests	—	20,474	72,538	93,012
Preferred Securities	395,201	1,186,840	—	1,582,041
Short-Term Securities	433,841	—	—	433,841
Total	$3,830,054	$33,364,399	$766,802	$37,961,255

[3]	See above Schedule of Investments for values in each industry.

See Notes to Financial Statements.

76	BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2014

Schedule of Investments (concluded)	BlackRock High Yield Portfolio

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[1]
Assets:
Foreign currency exchange contracts	—	$202,017	—	$202,017
Liabilities:
Credit contracts	$(3,211)	—	—	(3,211)
Equity contracts	(107,857)	—	—	(107,857)
Foreign currency exchange contracts	—	(5,582)	—	(5,582)
Total	$(111,068)	$196,435	—	$85,367

[1]    Derivative financial instruments are swaps, financial futures contracts and forward foreign currency exchange contracts, which are valued at the unrealized appreciation/ depreciation on the instrument.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of December 31, 2014, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash	$30,651	—	—	$30,651
Cash pledged for financial futures contracts	175,000	—	—	175,000
Cash pledged for centrally cleared swaps	105,000	—	—	105,000
Liabilities:
Foreign bank overdraft at value	—	$(1,249)	—	(1,249)
Total	$310,651	$(1,249)	—	$309,402

During the year ended December 31, 2014, there were no transfers between Level 1 and Level 2.

A reconciliation of Level 3 investments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the year in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Common Stocks	Corporate Bonds	Floating Rate Loan Interests	Non-Agency Mortgage-Backed Securities	Other Interests	Total
Assets:
Opening Balance, as of December 31, 2013	$475,147	$408,352	$446,227	$113,640	$71,138	$1,514,504
Transfers into Level 3	—	10,760	195,861	—	—	206,621
Transfers out of Level 3[2]	(430,267)	(133,250)	(40,250)	(113,640)	—	(717,407)
Accrued discounts/premiums	—	—	3,521	—	—	3,521
Net realized gain (loss)	45,279	(369,575)	13,699	—	—	(310,597)
Net change in unrealized appreciation/depreciation[3,4]	(44,880)	374,297	(43,207)	—	1,400	287,610
Purchases	—	—	193,843	—	—	193,843
Sales	(45,279)	(31,777)	(334,237)	—	—	(411,293)
Closing Balance, as of December 31, 2014	—	$258,807	$435,457	—	$72,538	$766,802

Net change in unrealized appreciation/depreciation on investments still held at December 31, 2014[4]	—	$4,721	$(29,967)	—	$1,400	$(23,846)

[2]

As of December 31, 2013, the Fund used significant unobservable inputs in determining the value of certain investments. As of December 31, 2014, the Fund used observable inputs in determining the value of the same investments. As a result, investments with a beginning of period value of $717,407 transferred from Level 3 to Level 1 or Level 2 in the disclosure hierarchy.

[3]	Included in the related net change in unrealized appreciation/depreciation in the Statements of Operations.

[4]

Any difference between Net change in unrealized appreciation/depreciation and Net change in unrealized appreciation/depreciation on investments still held at December 31, 2014 is generally due to investments no longer held or categorized as Level 3 at year end.

The Fund’s investments that are categorized as Level 3 were valued utilizing third party pricing information without adjustment. Such valuations are based on unobservable inputs. A significant change in third party information could result in a significantly lower or higher value of such Level 3 investments.

See Notes to Financial Statements.

BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2014	77

Schedule of Investments December 31, 2014	BlackRock Large Cap Core Portfolio
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Aerospace & Defense — 0.9%
Raytheon Co.	15,800	$1,709,086
Air Freight & Logistics — 1.2%
FedEx Corp.	12,380	2,149,911
Airlines — 2.0%
Delta Air Lines, Inc.	5,700	280,383
Southwest Airlines Co.	34,000	1,438,880
United Continental Holdings, Inc. (a)	29,200	1,953,188

		3,672,451
Banks — 12.5%
Bank of America Corp.	292,139	5,226,367
Citigroup, Inc.	74,693	4,041,638
JPMorgan Chase & Co.	87,465	5,473,560
SunTrust Banks, Inc.	62,200	2,606,180
U.S. Bancorp	105,275	4,732,111
Wells Fargo & Co.	18,100	992,242

		23,072,098
Beverages — 2.6%
Dr. Pepper Snapple Group, Inc.	38,500	2,759,680
Molson Coors Brewing Co., Class B	26,400	1,967,328

		4,727,008
Biotechnology — 1.9%
Amgen, Inc.	21,500	3,424,735
Forward Pharma A/S — ADR (a)	7,860	163,724

		3,588,459
Capital Markets — 1.1%
The Goldman Sachs Group, Inc.	10,900	2,112,747
Chemicals — 0.6%
Cabot Corp.	11,549	506,539
The Dow Chemical Co.	14,900	679,589

		1,186,128
Commercial Services & Supplies — 0.5%
Tyco International PLC (a)	21,060	923,692
Communications Equipment — 3.9%
Brocade Communications Systems, Inc.	154,156	1,825,207
Cisco Systems, Inc.	113,200	3,148,658
QUALCOMM, Inc.	29,700	2,207,601

		7,181,466
Construction & Engineering — 0.8%
AECOM Technology Corp. (a)	46,300	1,406,131
Consumer Finance — 3.0%
Discover Financial Services	60,300	3,949,047
SLM Corp.	161,658	1,647,295

		5,596,342
Containers & Packaging — 0.7%
Packaging Corp. of America	16,741	1,306,635
Electronic Equipment, Instruments & Components — 0.7%
TE Connectivity Ltd.	8,900	562,925
Zebra Technologies Corp., Class A (a)	9,100	704,431

		1,267,356
Energy Equipment & Services — 2.8%
Halliburton Co.	20,300	798,399
Oceaneering International, Inc.	6,050	355,801
Schlumberger Ltd.	41,000	3,501,810
Weatherford International PLC (a)	53,100	607,995

		5,264,005

Common Stocks	Shares	Value
Food & Staples Retailing — 3.6%
CVS Health Corp.	62,075	$5,978,443
Wal-Mart Stores, Inc.	8,700	747,156

		6,725,599
Food Products — 0.3%
Pilgrim’s Pride Corp. (a)	5,600	183,624
Tyson Foods, Inc., Class A	8,800	352,792

		536,416
Health Care Providers & Services — 8.7%
Aetna, Inc.	38,600	3,428,838
Centene Corp. (a)	17,800	1,848,530
Cigna Corp.	21,900	2,253,729
Humana, Inc.	5,700	818,691
Laboratory Corp. of America Holdings (a)	5,100	550,290
McKesson Corp.	11,000	2,283,380
UnitedHealth Group, Inc.	27,600	2,790,084
Universal Health Services, Inc., Class B	19,052	2,119,725

		16,093,267
Hotels, Restaurants & Leisure — 0.8%
Aramark	12,625	393,269
Las Vegas Sands Corp.	19,400	1,128,304

		1,521,573
Household Durables — 0.5%
PulteGroup, Inc.	38,600	828,356
Industrial Conglomerates — 2.4%
3M Co.	27,425	4,506,476
Insurance — 3.7%
American International Group, Inc.	78,600	4,402,386
The Travelers Cos., Inc.	22,300	2,360,455

		6,762,841
Internet & Catalog Retail — 0.5%
The Priceline Group, Inc. (a)	730	832,353
Internet Software & Services — 4.1%
Facebook, Inc., Class A (a)	40,100	3,128,602
Google, Inc., Class A (a)	4,285	2,273,878
Google, Inc., Class C (a)	4,255	2,239,832

		7,642,312
IT Services — 3.7%
Alliance Data Systems Corp. (a)	3,500	1,001,175
Amdocs Ltd.	25,536	1,191,382
MasterCard, Inc., Class A	42,800	3,687,648
Total System Services, Inc.	29,290	994,688

		6,874,893
Machinery — 1.4%
Parker Hannifin Corp.	11,528	1,486,536
WABCO Holdings, Inc. (a)	10,800	1,131,624

		2,618,160
Media — 2.8%
Comcast Corp., Class A	87,700	5,087,477
Multiline Retail — 0.7%
Macy’s, Inc.	20,200	1,328,150
Multi-Utilities — 0.4%
Public Service Enterprise Group, Inc.	15,700	650,137
Oil, Gas & Consumable Fuels — 4.5%
BP PLC — ADR	53,400	2,035,608

See Notes to Financial Statements.

78	BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2014

Schedule of Investments (continued)	BlackRock Large Cap Core Portfolio
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Oil, Gas & Consumable Fuels (concluded)
Exxon Mobil Corp.	950	$87,827
Hess Corp.	21,368	1,577,386
Marathon Petroleum Corp.	11,874	1,071,747
PBF Energy, Inc., Class A	16,800	447,552
Suncor Energy, Inc.	79,960	2,541,129
Tesoro Corp.	6,518	484,613

		8,245,862
Paper & Forest Products — 0.4%
Domtar Corp.	19,800	796,356
Pharmaceuticals — 4.4%
AstraZeneca PLC — ADR	26,900	1,893,222
Johnson & Johnson	4,500	470,565
Merck & Co., Inc.	17,348	985,193
Shire PLC — ADR	6,600	1,402,764
Teva Pharmaceutical Industries Ltd. — ADR	58,861	3,385,096

		8,136,840
Road & Rail — 1.6%
Norfolk Southern Corp.	22,500	2,466,225
Union Pacific Corp.	4,800	571,824

		3,038,049
Semiconductors & Semiconductor Equipment — 4.5%
Intel Corp.	114,300	4,147,947
Micron Technology, Inc. (a)	120,400	4,215,204

		8,363,151
Software — 1.8%
Microsoft Corp.	30,600	1,421,370
Oracle Corp.	41,140	1,850,066

		3,271,436

Common Stocks	Shares	Value
Specialty Retail — 5.1%
The Home Depot, Inc.	19,700	$2,067,909
Lowe’s Cos., Inc.	73,900	5,084,320
Ross Stores, Inc.	23,700	2,233,962

		9,386,191
Technology Hardware, Storage & Peripherals — 6.8%
Apple Inc.	20,950	2,312,461
EMC Corp.	96,800	2,878,832
Hewlett-Packard Co.	68,177	2,735,943
SanDisk Corp.	12,000	1,175,760
Western Digital Corp.	31,320	3,467,124

		12,570,120
Total Long-Term Investments (Cost — $138,564,085) — 97.9%		180,979,530

Short-Term Securities
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.04% (b)(c)	3,805,787	3,805,787
Total Short-Term Securities (Cost — $3,805,787) — 2.1%		3,805,787
Total Investments (Cost — $142,369,872) — 100.0%		184,785,317
Other Assets Less Liabilities — 0.0%		68,951

Net Assets — 100.0%		$184,854,268

Notes to Schedule of Investments

(a)	Non-income producing security.

(b)	During the year ended December 31, 2014, investments in issuers considered to be affiliates of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares/Beneficial Interest Held at December 31, 2013	Net Activity	Shares/Beneficial Interest Held at December 31, 2014	Income
BlackRock Liquidity Funds, TempFund, Institutional Class	2,387,873	1,417,914	3,805,787	$1,683
BlackRock Liquidity Series, LLC, Money Market Series	$1,077,665	$(1,077,665)	—	$1,490

(c)	Represents the current yield as of report date.

•

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The categorization of a value determined for investments is based on the pricing transparency of the investment and is not necessarily an indication of the risks associated with investing in those securities. The three levels of the fair value hierarchy are as follows:

•	Level 1 — unadjusted quoted prices in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. For information about the Fund’s policy regarding valuation of investments, refer to Note 2 of the Notes to Financial Statements.

See Notes to Financial Statements.

BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2014	79

Schedule of Investments (concluded)	BlackRock Large Cap Core Portfolio

As of December 31, 2014, the following table summarizes the Fund’s investments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	$180,979,530	—	—	$180,979,530
Short-Term Securities	3,805,787	—	—	3,805,787

Total	$184,785,317	—	—	$184,785,317

[1]	See above Schedule of Investments for values in each industry.

During the year ended December 31, 2014, there were no transfers between levels.

See Notes to Financial Statements.

80	BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2014

Schedule of Investments December 31, 2014	BlackRock Money Market Portfolio
(Percentages shown are based on Net Assets)

Certificates of Deposit	Par (000)	Value
Domestic — 5.5%
Citibank N.A., 0.25%, 5/11/15	$2,000	$2,000,000
State Street Bank and Trust Co., 0.28%, 10/01/15 (a)	2,000	2,000,000
Wells Fargo Bank N.A.:
0.25%, 5/21/15 (a)	750	750,000
0.29%, 11/30/15 (a)	1,800	1,800,000
0.29%, 12/08/15 (a)	1,000	1,000,000

		7,550,000
Yankee (b) — 22.4%
Australia and New Zealand Banking Group Ltd. New York, 0.24%, 2/25/15 (a)	1,000	1,000,000
Bank of Montreal, Chicago, 0.24%, 4/09/15 (a)	1,500	1,500,000
Bank of Nova Scotia, Houston:
0.48%, 1/14/15 (a)	200	200,016
0.24%, 7/09/15 (a)	1,000	1,000,000
0.48%, 10/23/15 (a)	440	440,658
BNP Paribas S.A., New York, 0.30%, 2/04/15	1,500	1,500,000
Canadian Imperial Bank of Commerce, New York:
0.32%, 6/01/15 (a)	2,625	2,625,000
0.23%, 6/17/15 (a)	1,400	1,400,000
Credit Industriel Et Commercial, New York:
0.30%, 1/08/15	1,000	1,000,000
0.30%, 4/16/15	500	500,000
HSBC Bank PLC, New York, 0.24%, 8/05/15 (a)(c)	2,000	2,000,000
National Australia Bank Ltd., New York, 0.24%, 7/24/15 (a)	500	500,000
National Bank of Canada, New York:
0.33%, 3/11/15 (a)	900	900,000
0.26%, 6/19/15 (a)	1,000	1,000,000
Rabobank Nederland N.V., New York:
0.35%, 1/12/15	1,000	1,000,000
0.29%, 3/17/15	1,000	1,000,000
0.28%, 9/16/15 (a)	3,000	3,000,000
Royal Bank of Canada, New York:
0.30%, 1/21/15 (a)	1,500	1,500,000
0.25%, 10/14/15 (a)	1,600	1,600,000
Societe Generale, New York, 0.25%, 2/02/15	1,000	1,000,000
Toronto Dominion Bank, New York:
0.30%, 7/15/15	1,500	1,499,999
0.24%, 10/06/15 (a)	2,000	2,000,000
UBS A.G., Stamford, 0.28%, 3/05/15 (d)	750	750,000
Westpac Banking Corp., New York, 0.24%, 5/05/15 (a)	2,000	2,000,000

		30,915,673
Total Certificates of Deposit — 27.9%		38,465,673

Commercial Paper
Aspen Funding Corp, 0.20%, 1/05/15 (e)	4,000	3,999,933
Australia and New Zealand Banking, 0.23%, 10/27/15 (a)	2,000	1,999,748
Bank of Nova Scotia, 0.25%, 2/10/15 (c)(e)	1,000	999,735
Bedford Row Funding Corp., 0.26%, 1/26/15 (e)	900	899,844
BNP Paribas Finance, Inc., 0.27%, 1/20/15 (e)	3,000	2,999,595
Cafco LLC, 0.25%, 2/02/15 (e)	1,000	999,785

Commercial Paper	Par (000)	Value
Caisse Centrale Desjardins, 0.24%, 3/30/15 (e)	$1,000	$999,420
Charta LLC:
0.25%, 3/03/15 (e)	435	434,819
0.27%, 3/03/15 (e)	650	649,707
Collateralized Commercial Paper Co. LLC:
0.22%, 2/02/15 (e)	700	699,867
0.30%, 2/27/15 (e)	2,000	1,999,067
0.36%, 7/20/15 (e)	1,500	1,497,015
Collateralized Commercial Paper II Co. LLC, 0.40%, 7/07/15 (e)	2,000	1,995,867
Commonwealth Bank of Australia:
0.24%, 4/23/15 (a)	1,000	999,985
0.24%, 5/11/15 (a)(c)	1,500	1,500,000
Dnb Bank Asa, 0.23%, 4/28/15 (e)	1,500	1,498,888
Fairway Finance Co. LLC, 0.22%, 2/06/15 (c)(e)	2,000	1,999,572
General Electric Capital Corp., 0.24%, 6/16/15 (e)	1,500	1,498,350
HSBC Bank PLC:
0.23%, 5/08/15 (a)	1,500	1,500,000
0.25%, 9/09/15 (a)(c)	1,000	1,000,000
0.26%, 11/19/15 (a)	2,000	2,000,000
Kells Funding LLC:
0.24%, 2/13/15 (a)(c)	1,500	1,500,012
0.24%, 2/23/15 (a)(c)	1,500	1,500,013
0.24%, 4/16/15 (a)(c)	750	750,042
0.23%, 9/22/15 (a)(c)	1,500	1,499,883
National Australia Funding Delaware, Inc.:
0.23%, 8/11/15 (a)(c)	1,500	1,500,000
0.25%, 8/27/15 (a)	250	250,000
Nordea Bank AB, 0.23%, 4/16/15 (c)(e)	1,500	1,499,025
Old Line Funding LLC, 0.22%, 4/17/15 (c)(e)	1,000	999,358
Skandinaviska Enskilda Banken AB, 0.26%, 4/20/15 (e)	1,500	1,498,853
Societe Generale SA, 0.22%, 2/04/15 (e)	1,500	1,499,697
State Street Corp, 0.23%, 6/08/15 (e)	2,000	1,997,994
Sumitomo Mitsui Banking Corp., 0.10%, 1/06/15 (c)(e)	5,000	4,999,944
Victory Receivables Corp., 0.16%, 1/08/15 (e)	2,000	1,999,947
Westpac Banking Corp.:
0.24%, 4/09/15 (a)(c)	1,500	1,500,002
0.23%, 7/02/15 (a)(c)	750	749,981
Working Capital Management, 0.13%, 1/05/15 (e)	1,400	1,399,984
Total Commercial Paper — 41.5%		57,315,932

Corporate Notes
Commonwealth Bank of Australia, 3.50%, 3/19/15 (c)	800	805,240
National Australia Bank Ltd., 2.00%, 3/09/15	1,500	1,504,465
Svenska Handelsbanken AB, 0.31%, 6/15/15 (a)(c)	1,200	1,200,000
Westpac Banking Corp., 4.20%, 2/27/15	1,310	1,317,816
Total Corporate Notes — 3.5%		4,827,521

See Notes to Financial Statements.

BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2014	81

Schedule of Investments (continued)	BlackRock Money Market Portfolio
(Percentages shown are based on Net Assets)

Municipal Bonds (d)	Par (000)	Value
Catawba County RB (Catawba Valley Medical Center Project) Series 2009 VRDN (Branch Banking & Trust Co. LOC), 0.14%, 1/07/15	$4,285	$4,285,000
Jets Stadium Development LLC Series 2007A-4C VRDN, 0.09%, 1/07/15	1,500	1,500,000
New York City IDRB (New York Law School Project) Series 2006A VRDN (JPMorgan Chase Bank N.A. LOC), 0.05%, 1/07/15	1,535	1,535,000
Rhode Island Housing & Mortgage Finance Corp. RB (Groves at Johnston Project) Series 2006 VRDN (Freddie Mac Guaranty), 0.04%, 1/07/15	3,000	3,000,000
Total Municipal Bonds — 7.5%		10,320,000

Time Deposits
Credit Argicole Corporate & Investment Bank, 0.07%, 1/02/15	2,825	2,825,000
ING Bank N.V., 0.12%, 1/05/15	2,000	2,000,000
Total Time Deposits — 3.5%		4,825,000

U.S. Government Sponsored Agency Obligations (a)
Fannie Mae Variable Rate Notes, 0.14%, 2/27/15	1,000	999,961
Freddie Mac Variable Rate Notes, 0.16%, 11/25/15	1,000	1,000,000
Total U.S. Government Sponsored Agency Obligations — 1.4%		1,999,961

U.S. Treasury Obligations
U.S. Treasury Bills:
0.13%, 3/05/15 (e)	1,500	1,499,677
0.11%, 9/17/15 (e)	1,000	999,194
U.S. Treasury Notes:
0.25%, 1/31/15	1,000	1,000,074
0.11%, 7/31/16 (a)	1,500	1,500,096
Total U.S. Treasury Obligations — 3.6%		4,999,041

Repurchase Agreements
Credit Suisse Securities (USA) LLC, 0.40%, 1/02/15 (d) (Purchased on 10/06/14 to be repurchased at $3,753,018, collateralized by various corporate/debt obligations, 0.00% to 6.00% due from 7/01/18 to 11/15/47, aggregate original par and fair value of $112,111,212 and $4,500,277, respectively)	3,750	3,750,000
Total Value of Credit Suisse Securities (USA) LLC (collateral value of $4,500,277)		3,750,000

Repurchase Agreements	Par (000)	Value
Goldman Sachs & Co., 0.16%, 1/07/15 (Purchased on 12/31/14 to be repurchased at $4,000,124, collateralized by various U.S. government agency sponsored obligations, 1.91% to 12.50% due from 1/01/15 to 12/01/44, aggregate original par and fair value of $817,204,943 and $4,120,000, respectively)	$4,000	$4,000,000
Total Value of Goldman Sachs & Co. (collateral value of $4,120,000)		4,000,000
Mizuho Securities USA, Inc., 1.13%, 2/01/15 (d) (Purchased on 3/04/13 to be repurchased at $1,737,299, collateralized by various corporate/debt and U.S. government sponsored agency obligations, 2.15% to 5.94% due from 12/20/26 to 9/15/42, aggregate original par and fair value of $14,535,082 and $2,029,279, respectively)	1,700	1,700,000
Total Value of Mizuho Securities USA, Inc. (collateral value of $2,029,279)		1,700,000
Morgan Stanley & Co. LLC, 0.10%, 1/02/15 (Purchased on 12/31/14 to be repurchased at $4,000,022, collateralized by various U.S. government sponsored agency obligations, 2.50% to 7.00% due from 5/20/17 to 9/15/51, aggregate original par and fair value of $5,830,981 and $4,080,000, respectively)	4,000	4,000,000
Total Value of Morgan Stanley & Co. LLC (collateral value of $4,080,000)		4,000,000
Wells Fargo Securities, LLC, 0.46%, 1/12/15 (Purchased on 10/14/14 to be repurchased at $1,201,380, collateralized by corporate/debt obligation, 3.13% due at 11/30/15, original par and fair value of $1,231,671 and $1,260,001, respectively)	1,200	1,200,000
Wells Fargo Securities, LLC, 0.40%, 2/04/15 (Purchased on 11/05/14 to be repurchased at $750,758, collateralized by various corporate/debt obligations, 3.13% to 5.88% due from 11/30/15 to 12/01/16, aggregate original par and fair value of $764,505 and $787,501, respectively)	750	750,000
Total Value of Wells Fargo Securities, LLC (collateral value of $2,047,502)		1,950,000
Total Repurchase Agreements — 11.2%		15,400,000
Total Investments (Cost — $138,153,128*) — 100.1%		138,153,128
Liabilities in Excess of Other Assets — (0.1)%		(120,428)

Net Assets — 100.0%		$138,032,700

See Notes to Financial Statements.

82	BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2014

Schedule of Investments (concluded)	BlackRock Money Market Portfolio
(Percentages shown are based on Net Assets)

Notes to Schedule of Investments

*	Cost for federal income tax purposes.

(a)	Variable rate security. Rate shown is as of report date.

(b)	U.S. dollar denominated security issued by foreign domiciled entity.

(c)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(d)	Variable rate security. Rate shown is as of report date and maturity shown is the date the principal owed can be recovered through demand.

(e)	Rate shown reflects the discount rate at the time of purchase.

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The categorization of a value determined for investments is based on the pricing transparency of the investment and is not necessarily an indication of the risks associated with investing in those securities. The three levels of the fair value hierarchy are as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. For information about the Fund’s policy regarding valuation of investments, please refer to Note 2 of the Notes to Financial Statements.

As of December 31, 2014, the following table summarizes the Fund’s investments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Short-Term Securities[1]	—	$138,153,128	—	$138,153,128
[1] See above Schedule of Investments for values in each security type.

During the year ended December 31, 2014, there were no transfers between levels.

See Notes to Financial Statements.

BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2014	83

Schedule of Investments December 31, 2014	BlackRock Total Return Portfolio
(Percentages shown are based on Net Assets)

Asset-Backed Securities		Par (000)	Value
ACE Securities Corp. Home Equity Loan Trust:
Series 2003-OP1, Class A2, 0.88%, 12/25/33 (a)	USD	23	$20,458
Series 2006-CW1, Class A2D, 0.43%, 7/25/36 (a)		195	113,681
AmeriCredit Automobile Receivables Trust:
Series 2013-4, Class B, 1.66%, 9/10/18		30	30,156
Series 2013-4, Class D, 3.31%, 10/08/19		40	40,652
Series 2014-1, Class B, 1.68%, 7/08/19		60	59,776
Auto ABS, Series 2012-2, Class A, 2.80%, 4/27/25	EUR	30	36,488
Bayview Opportunity Master Fund IIIa Trust, Series 2014-16RP, Class A, 3.84%, 11/28/29 (a)(b)	USD	100	100,000
CHLUPA Trust, Series 2013-VM, Class A, 3.33%, 8/15/20 (b)		86	85,980
Chrysler Capital Auto Receivables Trust:
Series 2013-BA, Class A2, 0.56%, 12/15/16 (b)		34	33,760
Series 2013-BA, Class A4, 1.27%, 3/15/19 (b)		60	59,835
Series 2013-BA, Class B, 1.78%, 6/17/19 (b)		30	30,067
Series 2013-BA, Class C, 2.24%, 9/16/19 (b)		30	30,060
Series 2014-AA, Class B, 1.76%, 8/15/19 (b)		30	29,956
Series 2014-AA, Class C, 2.28%, 11/15/19 (b)		40	40,015
CIFC Funding Ltd., Series 2014-2A, Class A1L, 1.73%, 5/24/26 (a)(b)		250	248,025
Countrywide Asset-Backed Certificates:
Series 2003-BC3, Class A2, 0.79%, 9/25/33 (a)		27	25,770
Series 2004-5, Class A, 1.07%, 10/25/34 (a)		32	31,255
Series 2006-8, Class 2A3, 0.33%, 1/25/46 (a)		47	40,983
Series 2006-SPS1, Class A, 0.39%, 12/25/25 (a)		3	8,334
Credit Acceptance Auto Loan Trust, Series 2014-1A, Class A, 1.55%, 10/15/21 (b)		250	249,507
CT CDO IV Ltd., Series 2006-4A, Class A1, 0.46%, 10/20/43 (a)(b)		74	72,920
DCP Rights LLC, Series 2014-1A, Class A, 5.46%, 10/25/44 (b)		112	111,602
DT Auto Owner Trust, Series 2012-1A, Class D, 4.94%, 7/16/18 (b)		165	167,905
Ford Credit Floorplan Master Owner Trust, Series 2012-5, Class C, 2.14%, 9/15/19		100	100,767
Invitation Homes Trust, Series 2014-SFR3, Class A, 1.35%, 12/17/31 (a)(b)		100	99,563
Morgan Stanley ABS Capital I, Inc., Trust, Series 2005-HE1, Class A2MZ, 0.76%, 12/25/34 (a)		35	32,943
Navient Private Education Loan Trust:
Series 2014-CTA, Class A, 0.86%, 9/16/24 (a)(b)		83	82,987
Series 2014-CTA, Class B, 1.91%, 10/17/44 (a)(b)		100	99,019
Nelnet Student Loan Trust:
Series 2006-1, Class A6, 0.68%, 8/23/36 (a)(b)		100	96,500
Series 2008-3, Class A4, 1.88%, 11/25/24 (a)		135	141,252
NextGear Floorplan Master Owner Trust, Series 2014-1A, Class A, 1.92%, 10/15/19 (b)		120	119,431

Asset-Backed Securities		Par (000)	Value
OHA Loan Funding Ltd., Series 2013-2A, Class A, 1.50%, 8/23/24 (a)(b)	USD	200	$196,983
OneMain Financial Issuance Trust:
Series 2014-1A, Class A, 2.43%, 6/18/24 (b)		125	124,997
Series 2014-2A, Class A, 2.47%, 9/18/24 (b)		155	155,608
Series 2014-2A, Class C, 4.33%, 9/18/24 (b)		100	100,528
Option One Mortgage Acceptance Corp. Asset Back Certificates, Series 2003-4, Class A2, 0.80%, 7/25/33 (a)		54	49,913
OZLM Funding IV Ltd., Series 2013-4A, Class A1, 1.38%, 7/22/25 (a)(b)		250	244,637
OZLM Funding Ltd., Series 2012-2A, Class A1, 1.72%, 10/30/23 (a)(b)		250	249,580
PFS Financing Corp.:
Series 2013-AA, Class B, 1.26%, 2/16/18 (a)(b)		170	170,560
Series 2014-BA, Class A, 0.76%, 10/15/19 (a)(b)		150	149,992
Prestige Auto Receivables Trust:
Series 2013-1A, Class A2, 1.09%, 2/15/18 (b)		32	32,080
Series 2013-1A, Class A3, 1.33%, 5/15/19 (b)		100	100,149
Series 2014-1A, Class A2, 0.97%, 3/15/18 (b)		76	76,100
RASC Trust, Series 2003-KS5, Class AIIB, 0.74%, 7/25/33 (a)		23	20,433
Santander Drive Auto Receivables Trust:
Series 2012-3, Class B, 1.94%, 12/15/16		77	77,192
Series 2013-2, Class B, 1.33%, 3/15/18		200	200,418
Series 2013-3, Class B, 1.19%, 5/15/18		180	180,074
Series 2014-2, Class C, 2.33%, 11/15/19		90	90,388
Series 2014-2, Class D, 2.76%, 2/18/20		55	54,842
Series 2014-4, Class B, 1.82%, 5/15/19		150	150,057
Series 2014-S4, Class R, 1.43%, 4/16/19 (b)		52	51,935
Series 2014-S5, Class R, 1.43%, 6/18/19 (b)		47	47,321
Series 2014-S6, Class R, 1.43%, 12/17/19 (b)		55	55,205
SASCO Mortgage Loan Trust, Series 2005-GEL2, Class A, 0.72%, 4/25/35 (a)		7	6,514
Scholar Funding Trust:
Series 2011-A, Class A, 0.13%, 10/28/43 (a)(b)		76	76,188
Series 2013-A, Class A, 0.81%, 1/30/45 (a)(b)		235	234,415
Silvermore CLO Ltd., Series 2014-1A, Class A1, 1.68%, 5/15/26 (a)(b)		250	247,107
SLM Private Credit Student Loan Trust:
Series 2002-A, Class A2, 0.79%, 12/16/30 (a)		86	84,548
Series 2004-B, Class A2, 0.44%, 6/15/21 (a)		86	85,213
Series 2004-B, Class A3, 0.57%, 3/15/24 (a)		25	23,888
Series 2005-B, Class A2, 0.42%, 3/15/23 (a)		83	82,611
Series 2006-A, Class A4, 0.43%, 12/15/23 (a)		233	230,675
SLM Private Education Loan Trust:
Series 2011-A, Class A3, 2.66%, 1/15/43 (a)(b)		200	212,723

See Notes to Financial Statements.

84	BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2014

Schedule of Investments (continued)	BlackRock Total Return Portfolio
(Percentages shown are based on Net Assets)

Asset-Backed Securities		Par (000)	Value
Series 2011-C, Class A2A, 3.40%, 10/17/44 (a)(b)	USD	100	$107,822
Series 2011-C, Class A2B, 4.54%, 10/17/44 (b)		100	107,320
Series 2012-A, Class A1, 1.56%, 8/15/25 (a)(b)		44	44,405
Series 2012-A, Class A2, 3.83%, 1/17/45 (b)		205	215,506
Series 2013-A, Class A1, 0.76%, 8/15/22 (a)(b)		125	125,486
Series 2013-A, Class A2A, 1.77%, 5/17/27 (b)		100	98,869
Series 2013-B, Class A2A, 1.85%, 6/17/30 (b)		480	471,665
Series 2013-C, Class A2A, 2.94%, 10/15/31 (b)		135	137,870
SLM Student Loan Trust:
Series 2008-5, Class A4, 1.93%, 7/25/23 (a)		166	172,962
Series 2013-C, Class A2B, 1.55%, 10/15/31 (a)(b)		100	101,825
SpringCastle America Funding LLC:
Series 2014-AA, Class A, 2.70%, 5/25/23 (b)		209	208,482
Series 2014-AA, Class B, 4.61%, 10/25/27 (b)		125	125,980
Structured Asset Securities Corp. Mortgage Pass-Through Certificates, Series 2004-23XS, Class 2A1, 0.46%, 1/25/35 (a)		64	59,229
SWAY Residential Trust, Series 2014-1, Class A, 1.46%, 1/17/20 (a)(b)		100	99,712
Symphony CLO XV Ltd., Series 2014-15A, Class B1, 2.43%, 10/17/26 (a)(b)		250	245,432
TICP CLO III Ltd., Series 2014-3A, Class A, 1.78%, 1/20/27		250	248,700
Venture XIX CLO Ltd., Series 2014-19A, Class A, 1.84%, 1/15/26 (a)(b)		250	249,099
Vibrant CLO Ltd., Series 2012-1A, Class A1, 1.71%, 7/17/24 (a)(b)		500	495,851
Total Asset-Backed Securities — 14.1%			9,618,736

Corporate Bonds
Aerospace & Defense — 0.0%
Lockheed Martin Corp., 4.07%, 12/15/42		21	21,191
Raytheon Co., 3.15%, 12/15/24		12	12,036

			33,227
Air Freight & Logistics — 0.1%
FedEx Corp.:
4.90%, 1/15/34		40	44,675
5.10%, 1/15/44		30	34,640

			79,315
Airlines — 0.1%
Southwest Airlines Co., 2.75%, 11/06/19		21	21,097
United Airlines Pass-Through Trust, Series 2014-1, Class B, 4.75%, 10/11/23		7	6,930
United Continental Holdings, Inc., Series B, 6.00%, 7/15/28		40	38,100

			66,127

Corporate Bonds		Par (000)	Value
Auto Components — 0.1%
Icahn Enterprises LP/Icahn Enterprises Finance Corp.:
3.50%, 3/15/17	USD	20	$20,000
4.88%, 3/15/19		25	24,937
6.00%, 8/01/20		30	30,906

			75,843
Automobiles — 0.2%
General Motors Co.:
4.88%, 10/02/23		45	48,150
4.00%, 4/01/25		28	28,070
6.25%, 10/02/43		25	29,865

			106,085
Banks — 3.6%
Bank of America Corp.:
2.60%, 1/15/19		304	306,364
2.65%, 4/01/19		50	50,367
3.30%, 1/11/23		53	53,004
4.20%, 8/26/24		89	90,667
4.25%, 10/22/26		78	77,825
The Bank of Nova Scotia:
1.30%, 7/21/17		175	174,430
2.80%, 7/21/21		90	90,038
BB&T Corp., 2.45%, 1/15/20		40	39,837
Citigroup, Inc.:
1.85%, 11/24/17		81	80,907
2.50%, 9/26/18		86	87,005
2.50%, 7/29/19		180	180,145
HSBC Bank Brasil SA — Banco Multiplo, 4.00%, 5/11/16(b)		330	335,115
JPMorgan Chase & Co.:
4.75%, 3/01/15		115	115,657
1.35%, 2/15/17		215	214,995
2.35%, 1/28/19		40	40,261
2.20%, 10/22/19		35	34,698
3.88%, 9/10/24		92	92,078
Macquarie Bank Ltd.:
1.65%, 3/24/17(b)		60	60,207
1.60%, 10/27/17(b)		67	66,560
Wells Fargo & Co.:
1.50%, 7/01/15		60	60,322
2.13%, 4/22/19		92	91,976
3.30%, 9/09/24		28	28,175
4.10%, 6/03/26		32	32,706
5.38%, 11/02/43		32	36,407

			2,439,746
Biotechnology — 0.4%
Amgen, Inc.:
3.63%, 5/22/24		52	52,855
5.65%, 6/15/42		40	47,592
Celgene Corp.:
2.25%, 5/15/19		35	34,753
3.25%, 8/15/22		35	35,225
Gilead Sciences, Inc.:
2.35%, 2/01/20		12	12,065
3.50%, 2/01/25		20	20,528
4.50%, 2/01/45		47	50,234

			253,252

See Notes to Financial Statements.

BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2014	85

Schedule of Investments (continued)	BlackRock Total Return Portfolio
(Percentages shown are based on Net Assets)

Corporate Bonds		Par (000)	Value
Capital Markets — 1.3%
The Bank of New York Mellon Corp., 2.10%, 1/15/19	USD	70	$70,222
The Goldman Sachs Group, Inc.:
3.63%, 2/07/16		60	61,563
2.90%, 7/19/18		100	102,588
2.63%, 1/31/19		105	105,641
2.55%, 10/23/19		150	149,452
Lehman Brothers Holdings, Inc., 0.00%, 7/19/17 (c)		150	—
Morgan Stanley:
3.75%, 2/25/23		255	261,584
5.00%, 11/24/25		50	53,356
4.35%, 9/08/26		65	65,388

			869,794
Chemicals — 0.7%
Agrium, Inc.:
3.15%, 10/01/22		27	26,357
5.25%, 1/15/45		13	14,041
The Dow Chemical Co.:
4.13%, 11/15/21		51	53,887
3.50%, 10/01/24		48	47,513
4.38%, 11/15/42		13	12,591
4.63%, 10/01/44		19	19,241
Eastman Chemical Co.:
2.70%, 1/15/20		32	32,182
4.80%, 9/01/42		25	25,282
LYB International Finance BV, 4.00%, 7/15/23		62	63,422
LyondellBasell Industries NV, 5.00%, 4/15/19		105	114,530
Monsanto Co.:
2.20%, 7/15/22		8	7,570
4.40%, 7/15/44		22	22,826
The Sherwin-Williams Co., 4.00%, 12/15/42		10	9,924

			449,366
Communications Equipment — 0.0%
Cisco Systems, Inc., 2.13%, 3/01/19		35	35,165
Consumer Finance — 0.9%
Ally Financial, Inc., 5.13%, 9/30/24		65	65,975
American Express Credit Corp.:
1.13%, 6/05/17		125	124,607
2.25%, 8/15/19		65	65,010
Ford Motor Credit Co. LLC, 1.72%, 12/06/17		235	232,571
Toyota Motor Credit Corp., 2.75%, 5/17/21		130	131,927

			620,090
Containers & Packaging — 0.5%
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Luxembourg SA:
7.88%, 8/15/19		200	210,750
6.88%, 2/15/21		130	135,687

			346,437
Diversified Financial Services — 0.8%
BP Capital Markets PLC:
2.24%, 5/10/19		84	83,898
2.52%, 1/15/20		59	59,069
2.50%, 11/06/22		35	32,610
General Electric Capital Corp., 3.10%, 1/09/23		82	83,025
General Motors Financial Co., Inc.:
2.75%, 5/15/16		70	71,137
2.63%, 7/10/17		130	130,564
4.75%, 8/15/17		90	94,914

Corporate Bonds		Par (000)	Value
Diversified Financial Services (concluded)
Shell International Finance BV, 3.63%, 8/21/42	USD	21	$19,975

			575,192
Diversified Telecommunication Services — 0.9%
Intelsat Jackson Holdings SA, 7.25%, 4/01/19		104	108,550
Level 3 Financing, Inc., 8.13%, 7/01/19		105	111,563
Verizon Communications, Inc.:
2.63%, 2/21/20 (b)		185	182,885
3.45%, 3/15/21		55	56,212
4.40%, 11/01/34		90	89,458
3.85%, 11/01/42		86	76,667

			625,335
Electric Utilities — 0.9%
Commonwealth Edison Co., 4.70%, 1/15/44		30	34,173
Duke Energy Carolinas LLC, 4.25%, 12/15/41		54	58,021
Duke Energy Corp., 3.75%, 4/15/24		14	14,563
Entergy Arkansas, Inc., 3.70%, 6/01/24		92	96,403
Florida Power & Light Co., 3.80%, 12/15/42		19	19,178
Georgia Power Co., 3.00%, 4/15/16		200	205,383
PacifiCorp, 3.60%, 4/01/24		120	124,013
Progress Energy, Inc., 4.88%, 12/01/19		9	9,952
Southern California Edison Co., 1.25%, 11/01/17		21	20,852
Trans-Allegheny Interstate Line Co., 3.85%, 6/01/25 (b)		27	27,455

			609,993
Energy Equipment & Services — 0.0%
Transocean, Inc., 6.80%, 3/15/38		10	8,569
Food & Staples Retailing — 0.2%
CVS Health Corp., 5.30%, 12/05/43		18	21,518
The Kroger Co., 2.95%, 11/01/21		49	48,598
Wal-Mart Stores, Inc.:
2.55%, 4/11/23		27	26,595
4.00%, 4/11/43		14	14,525

			111,236
Health Care Equipment & Supplies — 0.6%
Becton Dickinson and Co.:
1.80%, 12/15/17		17	17,063
2.68%, 12/15/19		48	48,631
3.13%, 11/08/21		27	27,100
3.73%, 12/15/24		50	51,479
4.69%, 12/15/44		8	8,616
Boston Scientific Corp., 2.65%, 10/01/18		38	38,045
CareFusion Corp., 1.45%, 5/15/17		40	39,717
Medtronic, Inc.:
2.50%, 3/15/20 (b)		34	34,089
3.13%, 3/15/22		32	32,402
3.50%, 3/15/25 (b)		30	30,689
4.63%, 3/15/44		43	46,287
4.63%, 3/15/45 (b)		17	18,428

			392,546
Health Care Providers & Services — 1.2%
Aetna, Inc.:
2.75%, 11/15/22		54	52,381
4.50%, 5/15/42		26	27,527
4.13%, 11/07/42		14	14,067
4.75%, 3/15/44		19	20,950
AmerisourceBergen Corp., 1.15%, 5/15/17		92	91,223

See Notes to Financial Statements.

86	BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2014

Schedule of Investments (continued)	BlackRock Total Return Portfolio
(Percentages shown are based on Net Assets)

Corporate Bonds		Par (000)	Value
Health Care Providers & Services (concluded)
Anthem, Inc.:
1.88%, 1/15/18	USD	110	$109,969
2.30%, 7/15/18		113	113,625
3.30%, 1/15/23		35	34,966
4.65%, 8/15/44		22	23,299
Express Scripts Holding Co., 1.25%, 6/02/17		35	34,637
HCA, Inc., 5.25%, 4/15/25		65	67,925
Tenet Healthcare Corp., 6.25%, 11/01/18		110	119,350
UnitedHealth Group, Inc.:
3.38%, 11/15/21		35	36,314
2.88%, 12/15/21		34	34,387
3.95%, 10/15/42		41	40,755

			821,375
Hotels, Restaurants & Leisure — 0.2%
Caesars Entertainment Resort Properties LLC/Caesars Entertainment Resort Properties LLC:
8.00%, 10/01/20 (b)		87	85,260
11.00%, 10/01/21 (b)		95	86,450

			171,710
Household Durables — 0.1%
Newell Rubbermaid, Inc., 2.88%, 12/01/19		81	81,030
Household Products — 0.1%
Kimberly-Clark Corp., 1.90%, 5/22/19		80	79,462
Industrial Conglomerates — 0.1%
Eaton Corp., 2.75%, 11/02/22		50	49,120
General Electric Co., 4.50%, 3/11/44		44	48,366

			97,486
Insurance — 1.8%
The Allstate Corp., 3.15%, 6/15/23		21	21,102
American International Group, Inc.:
3.38%, 8/15/20		145	150,626
4.50%, 7/16/44		28	29,582
Berkshire Hathaway Finance Corp., 4.30%, 5/15/43		19	20,142
Loews Corp., 2.63%, 5/15/23		21	19,840
Manulife Financial Corp., 3.40%, 9/17/15		90	91,621
MetLife, Inc.:
3.05%, 12/15/22		40	39,927
3.60%, 4/10/24		44	45,155
Metropolitan Life Global Funding I:
1.30%, 4/10/17 (b)		265	264,625
2.30%, 4/10/19 (b)		150	150,668
Prudential Financial, Inc.:
4.75%, 9/17/15		136	139,552
4.50%, 11/15/20		120	130,236
4.60%, 5/15/44		50	52,696
XLIT Ltd., 2.30%, 12/15/18		37	37,024

			1,192,796
Internet & Catalog Retail — 0.1%
Amazon.com, Inc., 2.60%, 12/05/19		48	48,488
Internet Software & Services — 0.6%
Alibaba Group Holding Ltd.:
2.50%, 11/28/19 (b)		200	197,303
3.13%, 11/28/21 (b)		200	197,595

			394,898
IT Services — 0.1%
MasterCard Inc., 3.38%, 4/01/24		41	42,085

Corporate Bonds		Par (000)	Value
Life Sciences Tools & Services — 0.3%
Thermo Fisher Scientific, Inc.:
3.60%, 8/15/21	USD	78	$80,548
3.30%, 2/15/22		61	61,101
4.15%, 2/01/24		27	28,474
5.30%, 2/01/44		10	11,485

			181,608
Machinery — 0.2%
Caterpillar Financial Services Corp., 2.25%, 12/01/19		49	49,054
Caterpillar, Inc., 4.75%, 5/15/64		25	27,203
Ingersoll-Rand Luxembourg Finance SA, 2.63%, 5/01/20		35	34,773
John Deere Capital Corp., 3.35%, 6/12/24		55	56,371

			167,401
Media — 1.0%
CBS Corp., 2.30%, 8/15/19		35	34,582
Comcast Corp., 4.75%, 3/01/44		27	30,089
COX Communications, Inc., 8.38%, 3/01/39 (b)		40	57,026
DIRECTV Holdings LLC/DIRECTV Financing Co., Inc.:
4.60%, 2/15/21		80	85,691
3.80%, 3/15/22		27	27,469
6.38%, 3/01/41		19	22,214
The Interpublic Group of Cos., Inc.:
4.00%, 3/15/22		30	30,708
4.20%, 4/15/24		43	43,981
NBCUniversal Media LLC:
4.38%, 4/01/21		30	32,994
4.45%, 1/15/43		61	64,636
Scripps Networks Interactive, Inc., 2.75%, 11/15/19		49	49,205
Time Warner Cable, Inc., 4.50%, 9/15/42		67	68,872
Time Warner, Inc.:
2.10%, 6/01/19		90	88,668
4.65%, 6/01/44		20	20,851
Viacom, Inc., 2.75%, 12/15/19		59	59,117

			716,103
Metals & Mining — 0.5%
Barrick Gold Corp., 3.85%, 4/01/22		37	35,607
BHP Billiton Finance USA Ltd., 3.85%, 9/30/23		40	42,110
Freeport-McMoRan, Inc., 4.00%, 11/14/21		47	46,568
Newmont Mining Corp., 3.50%, 3/15/22		24	22,554
Novelis, Inc., 8.75%, 12/15/20		145	153,700
Nucor Corp., 5.20%, 8/01/43		20	22,046
Rio Tinto Finance USA PLC, 2.88%, 8/21/22		19	18,268

			340,853
Multiline Retail — 0.1%
Target Corp., 3.50%, 7/01/24		35	36,336
Multi-Utilities — 0.7%
Berkshire Hathaway Energy Co.:
2.40%, 2/01/20 (b)		23	22,900
3.50%, 2/01/25 (b)		23	23,146
CenterPoint Energy Houston Electric LLC, 4.50%, 4/01/44		45	50,226
CMS Energy Corp., 3.88%, 3/01/24		28	29,074
Consumers Energy Co., 3.95%, 5/15/43		19	19,607
Dominion Resources, Inc.:
1.95%, 8/15/16		77	77,827
2.50%, 12/01/19		54	54,158
DTE Energy Co.:
2.40%, 12/01/19		17	17,003

See Notes to Financial Statements.

BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2014	87

Schedule of Investments (continued)	BlackRock Total Return Portfolio
(Percentages shown are based on Net Assets)

Corporate Bonds		Par (000)	Value
Multi-Utilities (concluded)
3.50%, 6/01/24	USD	65	$66,127
Pacific Gas & Electric Co.:
4.75%, 2/15/44		25	27,495
4.30%, 3/15/45		19	19,503
PG&E Corp., 2.40%, 3/01/19		38	38,058
Virginia Electric & Power Co., 4.45%, 2/15/44		19	20,754

			465,878
Oil, Gas & Consumable Fuels — 3.1%
Anadarko Petroleum Corp., 3.45%, 7/15/24		80	78,099
Chevron Corp., 2.19%, 11/15/19		18	18,067
Continental Resources, Inc., 4.90%, 6/01/44		30	26,000
Devon Energy Corp., 3.25%, 5/15/22		16	15,718
Energy Transfer Partners LP:
4.15%, 10/01/20		30	30,755
4.65%, 6/01/21		35	36,587
3.60%, 2/01/23		45	43,545
5.95%, 10/01/43		33	36,194
Enterprise Products Operating LLC:
3.90%, 2/15/24		27	27,499
4.45%, 2/15/43		53	52,364
5.10%, 2/15/45		22	23,654
EOG Resources, Inc., 2.45%, 4/01/20		116	115,398
Exxon Mobil Corp., 1.82%, 3/15/19		100	100,228
Kinder Morgan Energy Partners LP, 3.50%, 3/01/21		220	216,443
Kinder Morgan, Inc., 3.05%, 12/01/19		116	115,078
Laredo Petroleum, Inc., 7.38%, 5/01/22		70	65,450
Linn Energy LLC/Linn Energy Finance Corp., 6.25%, 11/01/19		86	72,670
Marathon Petroleum Corp., 4.75%, 9/15/44		20	18,888
MEG Energy Corp., 6.50%, 3/15/21 (b)		258	235,425
Murphy Oil Corp., 2.50%, 12/01/17		120	119,280
Noble Energy, Inc.:
4.15%, 12/15/21		51	52,005
5.05%, 11/15/44		10	9,884
Noble Holding International Ltd., 3.95%, 3/15/22		30	26,282
Occidental Petroleum Corp., 3.13%, 2/15/22		36	35,583
Peabody Energy Corp.:
6.00%, 11/15/18		12	10,890
6.25%, 11/15/21		73	62,415
Phillips 66, 4.88%, 11/15/44		21	21,494
Pioneer Natural Resources Co., 3.95%, 7/15/22		50	49,490
Plains All American Pipeline LP/PAA Finance Corp.:
2.60%, 12/15/19		88	87,388
4.90%, 2/15/45		24	24,390
Range Resources Corp., 5.75%, 6/01/21		5	5,163
Schlumberger Investment SA, 3.65%, 12/01/23		22	22,998
Suncor Energy, Inc., 3.60%, 12/01/24		75	74,112
TransCanada PipeLines Ltd., 4.63%, 3/01/34		22	22,319
Western Gas Partners LP, 4.00%, 7/01/22		71	71,966
Williams Partners LP, 3.90%, 1/15/25		65	62,470

			2,086,191

Corporate Bonds		Par (000)	Value
Paper & Forest Products — 0.1%
International Paper Co.:
3.65%, 6/15/24	USD	27	$26,981
4.80%, 6/15/44		35	35,742

			62,723
Pharmaceuticals — 0.9%
AbbVie, Inc.:
2.90%, 11/06/22		70	68,917
4.40%, 11/06/42		27	27,855
Actavis Funding SCS, 2.45%, 6/15/19		87	85,516
Actavis, Inc., 3.25%, 10/01/22		40	38,945
Bristol-Myers Squibb Co., 4.50%, 3/01/44		56	61,196
Forest Laboratories, Inc.:
4.38%, 2/01/19 (b)		56	59,157
5.00%, 12/15/21 (b)		57	61,721
Novartis Capital Corp., 4.40%, 4/24/20		45	49,789
Pfizer, Inc.:
3.40%, 5/15/24		34	35,373
4.30%, 6/15/43		25	26,774
4.40%, 5/15/44		35	38,071
Teva Pharmaceutical Finance Co. BV, 3.65%, 11/10/21		45	46,112

			599,426
Real Estate Investment Trusts (REITs) — 0.2%
American Tower Corp.:
3.45%, 9/15/21		55	54,073
5.90%, 11/01/21		8	9,005
3.50%, 1/31/23		8	7,730
5.00%, 2/15/24		8	8,484
Ventas Realty LP, 3.75%, 5/01/24		40	40,264

			119,556
Road & Rail — 0.3%
Burlington Northern Santa Fe LLC:
3.00%, 3/15/23		34	33,892
3.75%, 4/01/24		16	16,639
CSX Corp., 4.10%, 3/15/44		20	19,812
Ryder System, Inc., 2.45%, 9/03/19		65	64,542
Union Pacific Corp., 4.82%, 2/01/44		27	30,826
Union Pacific Railroad Co. Pass-Through Trust, Series 2014-1, 3.23%, 5/14/26		65	65,264

			230,975
Software — 0.3%
First Data Corp., 7.38%, 6/15/19 (b)		50	52,625
Oracle Corp.:
2.80%, 7/08/21		112	113,393
4.30%, 7/08/34		38	40,686

			206,704
Specialty Retail — 0.1%
The Home Depot, Inc., 4.40%, 3/15/45		15	16,394
Lowe’s Cos., Inc.:
5.00%, 9/15/43		20	23,397
4.25%, 9/15/44		20	21,121

			60,912

See Notes to Financial Statements.

88	BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2014

Schedule of Investments (continued)	BlackRock Total Return Portfolio
(Percentages shown are based on Net Assets)

Corporate Bonds		Par (000)	Value
Technology Hardware, Storage & Peripherals — 0.5%
Apple Inc.:
2.10%, 5/06/19	USD	200	$202,270
2.85%, 5/06/21		60	61,378
Hewlett-Packard Co., 3.75%, 12/01/20		78	80,688
Seagate HDD Cayman, 5.75%, 12/01/34 (b)		16	16,874

			361,210
Tobacco — 0.3%
Altria Group, Inc., 2.63%, 1/14/20		33	33,096
Philip Morris International, Inc.:
1.13%, 8/21/17		60	59,747
4.88%, 11/15/43		33	36,789
Reynolds American, Inc.:
3.25%, 11/01/22		20	19,481
4.75%, 11/01/42		25	24,264

			173,377
Trading Companies & Distributors — 0.3%
United Rentals North America, Inc., 7.63%, 4/15/22		180	197,910
Wireless Telecommunication Services — 0.9%
America Movil SAB de CV, 2.38%, 9/08/16		205	207,813
Sprint Communications, Inc., 9.00%, 11/15/18 (b)		190	216,106
Sprint Corp., 7.88%, 9/15/23		115	113,528
T-Mobile USA, Inc.:
6.63%, 4/28/21		30	30,787
6.73%, 4/28/22		25	25,750
6.84%, 4/28/23		10	10,325
Vodafone Group PLC, 2.50%, 9/26/22		25	23,314

			627,623
Total Corporate Bonds — 25.4%			17,261,434

Floating Rate Loan Interests (a)
Hotels, Restaurants & Leisure — 0.2%
Motel 6, Loan, 10.00%, 10/15/17		147	147,350
Media — 0.2%
Charter Communications Operating LLC, Term G Loan,, 4.25%, 9/10/21		130	130,732
Total Floating Rate Loan Interests — 0.4%			278,082

Foreign Agency Obligations
Statoil ASA, 2.90%, 11/08/20		145	148,321

Foreign Government Obligations
Brazil — 0.3%
Federative Republic of Brazil, 4.25%, 1/07/25		200	200,000
Colombia — 0.0%
Republic of Colombia, 4.38%, 3/21/23	COP	12,000	4,424
Italy — 1.8%
Buoni Poliennali Del Tesoro, 2.35%, 9/15/19	EUR	844	1,221,489

Foreign Government Obligations		Par (000)	Value
Mexico — 0.9%
United Mexican States:
4.75%, 6/14/18	MXN	1,400	$94,680
5.00%, 12/11/19		800	53,871
6.50%, 6/09/22		2,100	149,237
4.00%, 10/02/23	USD	280	290,500
10.00%, 12/05/24	MXN	600	53,266

			641,554
South Africa — 0.1%
Republic of South Africa, 7.75%, 2/28/23	ZAR	498	42,835
Turkey — 0.6%
Republic of Turkey:
8.50%, 9/14/22	TRY	72	31,890
7.10%, 3/08/23		20	8,164
8.80%, 9/27/23		174	78,855
9.00%, 7/24/24		136	62,857
Turkey Government International Bond, 5.75%, 3/22/24	USD	200	223,500

			405,266
Total Foreign Government Obligations — 3.7%			2,515,568

Non-Agency Mortgage-Backed Securities
Collateralized Mortgage Obligations — 2.6%
Countrywide Alternative Loan Trust, Series 2007-22, Class 2A16, 6.50%, 9/25/37		483	390,049
Countrywide Home Loan Mortgage Pass-Through Trust:
Series 2006-OA4, Class A1, 1.07%, 4/25/46 (a)		120	67,414
Series 2006-OA5, Class 2A1, 0.37%, 4/25/46 (a)		93	75,201
Credit Suisse Commercial Mortgage Trust, Series 2014-9R, Class 3A1, 1.83%, 11/27/37 (a)(b)		50	46,197
Credit Suisse Mortgage Capital Certificates:
Series 2011-2R, Class 1A1, 2.44%, 3/27/37 (a)(b)		60	59,335
Series 2011-2R, Class 2A1, 2.61%, 7/27/36 (a)(b)		228	230,992
Series 2014-11R, Class 16A1, 2.92%, 9/27/47 (a)(b)		55	53,900
Deutsche Alt-A Securities Mortgage Loan Trust, Series 2007-RMP1, Class A2, 0.31%, 12/25/36 (a)		106	91,522
Impac Secured Assets CMN Owner Trust, Series 2004-3, Class 1A4, 0.96%, 11/25/34 (a)		32	32,185
IndyMac INDA Mortgage Loan Trust, Series 2007-AR7, Class 1A1, 2.71%, 11/25/37 (a)		117	111,215
LSTAR Securities Investment Trust:
Series 2014-1, Class Note, 3.26%, 9/01/21 (a)(b)		197	196,954
Series 2014-2, Class A, 2.15%, 12/01/21 (a)(b)		133	131,229
Residential Accredit Loans, Inc. Trust, Series 2006-QO2, Class A1, 0.39%, 2/25/46 (a)		115	55,148
Structured Adjustable Rate Mortgage Loan Trust, Series 2007-3, Class 3A1, 2.72%, 4/25/47 (a)		238	188,050

			1,729,391

See Notes to Financial Statements.

BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2014	89

Schedule of Investments (continued)	BlackRock Total Return Portfolio
(Percentages shown are based on Net Assets)

Non-Agency Mortgage-Backed Securities		Par (000)	Value
Commercial Mortgage-Backed Securities — 7.3%
Banc of America Commercial Mortgage Trust:
Series 2006-5, Class AAB, 5.38%, 9/10/47	USD	38	$38,404
Series 2007-1, Class AMFX, 5.48%, 1/15/49 (a)		15	15,719
Series 2007-3, Class A1A, 5.55%, 6/10/49 (a)		131	140,831
Series 2007-3, Class A4, 5.55%, 6/10/49 (a)		290	311,086
Series 2007-3, Class AJ, 5.55%, 6/10/49 (a)		20	20,674
Series 2007-5, Class AM, 5.77%, 2/10/51 (a)		40	42,308
Banc of America Merrill Lynch Commercial Mortgage Securities Trust, Series 2014-FL1, Class A, 1.60%, 12/15/31 (a)		100	100,000
Bear Stearns Commercial Mortgage Securities Trust:
Series 2007-PW15, Class A1A, 5.32%, 2/11/44		103	110,434
Series 2007-PW16, Class AM, 5.90%, 6/11/40 (a)		25	27,248
Series 2007-PW17, Class A3, 5.74%, 6/11/50		72	72,264
Carefree Portfolio Trust, Series 2014-CARE, Class A, 1.49%, 11/15/19 (a)(b)		100	99,610
CDGJ Commercial Mortgage Trust, Series 2014-BXCH, Class A, 1.55%, 12/15/27 (a)(b)		100	100,033
Citigroup Commercial Mortgage Trust, Series 2014-388G, Class A, 0.91%, 6/15/33 (a)(b)		100	100,095
Citigroup/Deutsche Bank Commercial Mortgage Trust, Series 2007-CD5, Class AMA, 6.12%, 11/15/44 (a)		15	16,444
COBALT CMBS Commercial Mortgage Trust, Series 2007-C3, Class AM, 5.77%, 5/15/46 (a)		80	86,439
Commercial Mortgage Pass-Through Certificates:
Series 2010-RR1, Class GEB, 5.54%, 12/11/49 (a)(b)		100	104,349
Series 2013-FL3, Class A, 1.68%, 10/13/28 (a)(b)		115	115,638
Series 2013-GAM, Class A2, 3.37%, 2/10/28 (b)		110	110,793
Series 2014-CR21, Class B, 4.34%, 12/10/47		15	15,495
Series 2014-FL5, Class D, 2.46%, 10/15/31 (a)(b)		100	91,581
Series 2014-KYO, Class F, 3.66%, 6/11/27 (a)(b)		100	99,626
Credit Suisse First Boston Mortgage Securities Corp., Series 2005-C3, Class AJ, 4.77%, 7/15/37		20	20,182
Credit Suisse Mortgage Capital Certificates, Series 2010-RR2, Class 2A, 5.90%, 9/15/39 (a)(b)		191	200,103
Del Coronado Trust, Series 2013-HDMZ, Class M, 5.15%, 3/15/18 (a)(b)		100	100,080
Deutsche Bank Re-REMIC Trust, Series 2013-EZ3, Class A, 1.64%, 12/18/49 (a)(b)		88	88,201
Extended Stay America Trust, Series 2013-ESH7, Class A27, 2.96%, 12/05/31 (b)		100	101,323
Greenwich Capital Commercial Funding Corp., Series 2007-GG11, Class AM, 5.87%, 12/10/49 (a)		65	70,451
GS Mortgage Securities Corp. II, Series 2013-KING, Class E, 3.55%, 12/10/27 (a)(b)		180	169,356

Non-Agency Mortgage-Backed Securities		Par (000)	Value
Commercial Mortgage-Backed Securities (concluded)
Hilton USA Trust, Series 2013-HLT, Class EFX, 5.22%, 11/05/30 (a)(b)	USD	150	$153,684
JPMorgan Chase Commercial Mortgage Securities Trust:
Series 2007-CB20, Class AJ, 6.28%, 2/12/51 (a)		10	10,530
Series 2007-LDPX, Class A1A, 5.44%, 1/15/49		37	39,303
Series 2008-C2, Class ASB, 6.13%, 2/12/51 (a)		110	116,122
LB-UBS Commercial Mortgage Trust, Series 2005-C2, Class AJ, 5.21%, 4/15/30 (a)		75	75,549
Merrill Lynch Mortgage Trust:
Series 2005-CKI1, Class AJ, 5.29%, 11/12/37 (a)		100	102,714
Series 2007-C1, Class A1A, 6.03%, 6/12/50 (a)		60	63,612
Morgan Stanley Capital I Trust:
Series 2007-HQ11, Class AMFL, 0.33%, 2/12/44 (a)		25	24,226
Series 2007-HQ12, Class A2FX, 5.59%, 4/12/49 (a)		83	83,629
Series 2007-HQ12, Class AM, 5.77%, 4/12/49 (a)		160	170,233
Series 2007-IQ13, Class AM, 5.41%, 3/15/44		60	63,860
Series 2007-IQ14, Class A1A, 5.67%, 4/15/49 (a)		58	62,696
Series 2007-IQ15, Class AM, 6.10%, 6/11/49 (a)		175	187,973
Morgan Stanley Re-REMIC Trust:
Series 2009-IO, Class B, 0.00%, 7/17/56 (b)(d)		8	7,745
Series 2011-IO, Class C, 0.00%, 3/23/51 (b)(d)		100	94,500
Series 2012-IO, Class AXB1, 1.00%, 3/27/51 (b)		2	2,431
Series 2012-IO, Class AXB2, 1.00%, 3/27/51 (b)		100	99,750
Series 2012-XA, Class A, 2.00%, 7/27/49 (b)		76	76,194
Motel 6 Trust, Series 2012-MTL6, Class B, 2.74%, 10/05/25 (b)		115	114,566
RBSCF Trust, Series 2010-RR3, Class WBTA, 5.94%, 2/16/51 (a)(b)		378	393,788
SCG Trust, Series 2013-SRP1, Class AJ, 2.10%, 11/15/26 (a)(b)		100	100,307
STRIPs Ltd., Series 2012-1A, Class A, 1.50%, 12/25/44 (b)		81	80,612
Wachovia Bank Commercial Mortgage Trust:
Series 2006-C29, Class AM, 5.34%, 11/15/48		15	15,975
Series 2006-WL7A, Class H, 0.55%, 9/15/21 (a)(b)		100	97,293
Series 2007-C33, Class AJ, 5.94%, 2/15/51 (a)		85	89,061
Wells Fargo Resecuritization Trust, Series 2012-IO, Class A, 1.75%, 8/20/21 (b)		77	77,221

			4,972,341
Interest Only Collateralized Mortgage Obligations — 0.0%
American Home Mortgage Investment Trust, Series 2007-1, Class GIOP, 2.08%, 5/25/47		86	14,915
Interest Only Commercial Mortgage-Backed Securities — 1.0%
BB-UBS Trust, Series 2012-SHOW, Class XA, 0.60%, 11/05/36 (a)(b)		1,760	94,980

See Notes to Financial Statements.

90	BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2014

Schedule of Investments (continued)	BlackRock Total Return Portfolio
(Percentages shown are based on Net Assets)

Non-Agency Mortgage-Backed Securities		Par (000)	Value
Interest Only Commercial Mortgage-Backed Securities (concluded)
Commercial Mortgage Pass-Through Certificates, Series 2013-LC6, Class XA, 1.77%, 1/10/46 (a)	USD	1,422	$119,584
GS Mortgage Securities Corp. II, Series 2013-GC10, Class XA, 1.73%, 2/10/46 (a)		1,319	127,965
Hilton USA Trust, Series 2013-HLT, Class X1FX, 1.67%, 11/05/30 (a)(b)		1,225	1,057
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2012-LC9, Class XA, 1.93%, 12/15/47 (a)		972	92,852
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2014-C19, Class XA, 1.17%, 12/15/47 (a)		202	14,909
WF-RBS Commercial Mortgage Trust:
Series 2012-C10, Class XA, 1.80%, 12/15/45 (a)(b)		853	83,849
Series 2013-C15, Class XA, 0.63%, 8/15/46 (a)		867	30,500
Series 2014-C24, Class XA, 0.99%, 11/15/47 (a)		415	28,685
Series 2014-LC14, Class XA, 1.46%, 3/15/47 (a)		991	83,488

			677,869
Total Non-Agency Mortgage-Backed Securities — 10.9%			7,394,516

Other Interests (e)		Beneficial Interest (000)
Capital Markets — 0.0%
Lehman Brothers Holdings Capital Trust VII (c)(f)		55	—
Lehman Brothers Holdings, Inc. (c)(f)		325	—
Total Other Interests — 0.0%			—

Preferred Securities
Capital Trusts		Par (000)
Banks — 0.2%
Citigroup, Inc., 5.80% (a)(g)		28	28,000
Citigroup, Inc., 6.30% (a)(g)		15	14,775
JPMorgan Chase & Co., 6.10% (a)(g)		10	9,975
JPMorgan Chase & Co., 6.75% (a)(g)		5	5,275
Wells Fargo & Co., 5.90% (a)(g)		63	63,473

			121,498
Capital Markets — 0.0%
State Street Capital Trust IV, 1.23%, 6/01/77 (a)		20	16,600
Media — 0.1%
NBCUniversal Enterprise, Inc., 5.25% (b)(g)		100	103,750
Total Capital Trusts — 0.3%			241,848
Trust Preferreds		Shares
Diversified Financial Services — 0.3%
Citigroup Capital XIII, Series 2, 7.88%, 10/30/40 (a)		6,917	183,854
Total Preferred Securities — 0.6%			425,702

Taxable Municipal Bonds		Par (000)	Value
Los Angeles Community College District/CA GO, 6.60%, 8/01/42	USD	15	$21,266
Metropolitan Transportation Authority RB, 6.81%, 11/15/40		20	27,864
Municipal Electric Authority of Georgia RB, 6.64%, 4/01/57		15	20,025
New Jersey State Turnpike Authority RB, 7.41%, 1/01/40		23	34,684
New York City Water & Sewer System RB:
5.38%, 6/15/43		95	110,931
5.50%, 6/15/43		115	135,080
5.88%, 6/15/44		20	26,901
New York State Dormitory Authority RB, 5.39%, 3/15/40		15	18,934
Port Authority of New York & New Jersey RB, 4.96%, 8/01/46		30	34,223
State of California GO, 7.60%, 11/01/40		85	134,563
State of Illinois GO, 5.10%, 6/01/33		80	79,830
University of California RB, 4.86%, 5/15/12		15	15,909
Total Taxable Municipal Bonds — 1.0%			660,210

U.S. Government Sponsored Agency Securities
Collateralized Mortgage Obligations — 0.3%
Fannie Mae:
Series 2013-C01, Class M2, 5.41%, 10/25/23 (a)		115	124,371
Series 2014-C01, Class M2, 4.57%, 1/25/24 (a)		41	42,193

			166,564
Commercial Mortgage-Backed Securities — 0.1%
Fannie Mae, Series 2014-M13, Class A2, 3.02%, 8/25/24		15	15,341
Freddie Mac:
Series K037, Class A2, 3.49%, 1/25/24		18	19,153
Series K041, Class A2, 3.17%, 10/25/24		45	46,689

			81,183
Interest Only Commercial Mortgage-Backed Securities — 0.1%
Fannie Mae:
Series 2013-M5, Class X2, 2.36%, 1/25/22		283	31,805
Series 2014-M13, Class X2, 1.42%, 2/25/24		1,874	23,805
Ginnie Mae, Series 2012-120, Class IO, 0.99%, 2/16/53 (a)		545	40,703

			96,313
Mortgage-Backed Securities — 45.5%
Fannie Mae Mortgage-Backed Securities:
2.50%, 1/01/30 (h)		800	814,500
3.00%, 4/01/29-6/01/43 (h)		2,214	2,261,651
3.00%, 3/01/41 (a)		27	28,318
3.14%, 3/01/41 (a)		50	53,392
3.18%, 12/01/40 (a)		70	73,392
3.34%, 6/01/41 (a)		60	62,953
3.50%, 7/01/26-7/01/44 (a)(h)		2,456	2,590,008
4.00%, 2/01/25-1/01/45 (h)		3,375	3,635,151
4.50%, 2/01/25-3/01/44 (h)		1,924	2,085,727
4.70%, 8/01/38 (a)		68	72,417
5.00%, 2/01/33-1/01/42		1,368	1,515,124
5.50%, 2/01/35-9/01/39		637	717,431
6.00%, 2/01/17-9/01/40		440	500,554

See Notes to Financial Statements.

BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2014	91

Schedule of Investments (continued)	BlackRock Total Return Portfolio
(Percentages shown are based on Net Assets)

U.S. Government Sponsored Agency Securities		Par (000)	Value
Mortgage-Backed Securities (concluded)
6.50%, 5/01/40	USD	232	$264,544
7.00%, 2/01/16		2	2,140
Freddie Mac Mortgage-Backed Securities:
2.50%, 1/01/30 (h)		400	406,831
3.00%, 1/01/30-8/01/43 (h)		1,442	1,464,745
3.02%, 2/01/41 (a)		60	64,026
3.50%, 4/01/42-1/01/45 (h)		1,257	1,312,228
4.00%, 8/01/44-1/01/45 (h)		686	732,112
4.50%, 2/01/39-1/01/45 (h)		735	796,332
4.83%, 4/01/38 (a)		100	106,606
5.00%, 1/01/45 (h)		600	662,086
5.50%, 6/01/41		135	150,475
6.00%, 6/01/35		100	113,118
Ginnie Mae Mortgage-Backed Securities:
3.00%, 1/15/45 (h)		1,007	1,029,783
3.50%, 10/20/42-10/20/44		1,977	2,078,819
4.00%, 12/20/40-1/15/45 (h)		4,862	5,223,931
4.50%, 5/20/41-2/15/42		1,341	1,470,700
5.00%, 7/15/39-1/15/45 (h)		418	461,607
5.50%, 5/20/36-1/15/45 (h)		209	233,425

			30,984,126
Total U.S. Government Sponsored Agency Securities — 46.0%			31,328,186

U.S. Treasury Obligations
U.S. Treasury Bonds, 3.00%, 11/15/44 (i)		2,630	2,763,547
U.S. Treasury Inflation Indexed Bonds:
0.75%, 2/15/42 (j)		326	316,501
1.38%, 2/15/44		132	149,895
U.S. Treasury Inflation Indexed Notes:
0.13%, 1/15/23		149	144,224
0.63%, 1/15/24		330	331,113
U.S. Treasury Notes:
0.50%, 11/30/16 (i)		2,508	2,501,730
1.00%, 12/15/17 (i)		3,625	3,616,503
1.63%, 7/31/19		293	293,458
1.38%, 10/31/19		355	352,837
1.50%, 11/30/19 (i)		2,877	2,858,596
1.88%, 11/30/21 (i)		1,415	1,406,709
2.38%, 8/15/24		376	382,453
2.25%, 11/15/24 (i)		2,299	2,314,346
Total U.S. Treasury Obligations — 25.6%			17,431,912
Total Long-Term Investments (Cost — $86,309,390) — 127.9%			87,062,667

Money Market Funds		Shares	Value
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.04% (k)(l)		741,711	$741,711
Total Short-Term Securities (Cost — $741,711) — 1.1%			741,711

Options Purchased
(Cost — $100,864) — 0.1%			57,125
Total Investments Before Options Written and TBA Sale Commitments (Cost — $87,151,965) — 129.1%			87,861,503

Options Written
(Premiums Received — $ 43,150) — (0.1)%			(43,568)

TBA Sale Commitments (h)		Par (000)
Fannie Mae Mortgage-Backed Securities:
3.00%, 1/01/30-1/01/45	USD	215	(218,182)
3.50%, 1/01/30-1/01/45		539	(569,123)
4.00%, 1/01/30-1/01/45		3,150	(3,358,760)
4.50%, 1/01/45		1,070	(1,161,452)
5.00%, 1/01/45		1,100	(1,215,307)
5.50%, 1/01/45		400	(447,438)
Freddie Mac Mortgage-Backed Securities, 3.00%, 1/01/45		350	(353,555)
Ginnie Mae Mortgage-Backed Securities:
3.50%, 1/15/45		900	(944,719)
4.00%, 1/15/45		3,800	(4,074,268)
4.50%, 1/15/45		130	(142,040)
Total TBA Sale Commitments (Proceeds — $12,451,750) — (18.3)%			(12,484,844)
Total Investments Net of Options Written and TBA Sale Commitments — 110.7%			75,333,091
Liabilities in Excess of Other Assets — (10.7)%			(7,264,426)

Net Assets — 100.0%			$68,068,665

Notes to Schedule of Investments

(a)	Variable rate security. Rate shown is as of report date.

(b)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Issuer filed for bankruptcy and/or is in default of interest payments.

(d)	Zero-coupon bond.

(e)	Other interests represent beneficial interests in liquidation trusts and other reorganization or private entities.

(f)	Non-income producing security.

(g)	Security is perpetual in nature and has no stated maturity date.

See Notes to Financial Statements.

92	BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2014

Schedule of Investments (continued)	BlackRock Total Return Portfolio

(h)	Represents or includes a TBA transaction. As of December 31, 2014, unsettled TBA transactions were as follows:

Counterparty	Value	Unrealized Appreciation (Depreciation)
Barclays Capital, Inc.	$(552,412)	$850
BNP Paribas Securities Corp.	$198,468	$749
Citigroup Global Markets, Inc.	$158,082	$(4,060)
Credit Suisse Securities (USA) LLC	$(1,075,392)	$(1,302)
Deutsche Bank Securities, Inc.	$(145,329)	$2,263
Goldman Sachs & Co.	$(3,744,462)	$(12,356)
J.P. Morgan Securities LLC	$(806,124)	$(7,922)
Merrill Lynch, Pierce, Fenner & Smith, Inc.	$(213,451)	$(466)
Morgan Stanley & Co. LLC	$(220,965)	$35

(i)	All or a portion of security has been pledged as collateral in connection with open reverse repurchase agreements.

(j)	All or a portion of security has been pledged in connection with outstanding financial futures contracts.

(k)	During the year ended December 31, 2014, investments in issuers considered to be an affiliate of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at December 31, 2013	Net Activity	Shares Held at December 31, 2014	Income
BlackRock Liquidity Funds, TempFund, Institutional Class	—	741,711	741,711	$342

(l)	Represents the current yield as of report date.

•

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

•	As of December 31, 2014, reverse repurchase agreements outstanding were as follows:

Counterparty	Interest Rate	Trade Date	Maturity Date[1]	Face Value	Face Value Including Accrued Interest
RBC Capital Markets, LLC	0.12%	12/19/14	Open	$2,017,500	$2,017,574
BNP Paribas Securities Corp.	0.00%	12/31/14	1/02/15	2,501,730	2,501,730
Deutsche Bank Securities, Inc.	0.00%	12/31/14	1/02/15	3,615,938	3,615,938
Merrill Lynch, Pierce, Fenner & Smith, Inc.	0.00%	12/31/14	1/02/15	1,409,694	1,409,694
Merrill Lynch, Pierce, Fenner & Smith, Inc.	0.00%	12/31/14	1/02/15	2,862,416	2,862,416
Merrill Lynch, Pierce, Fenner & Smith, Inc.	0.12%	12/31/14	1/02/15	1,056,250	1,056,257
Total				$13,463,528	$13,463,609

[1]	Certain agreements have no stated maturity and can be terminated by either party at any time.

•	As of December 31, 2014, financial futures contracts outstanding were as follows:

Contracts Purchased/ (Sold)	Issue	Exchange	Expiration	Notional Value		Unrealized Appreciation (Depreciation)
6	Australian Government Bonds (3 Year)	Sydney	March 2015	USD	1,469,352	$2,017
10	Australian Government Bonds (10 Year)	Sydney	March 2015	USD	7,865,638	12,846
18	U.S. Treasury Bonds (30 Year)	Chicago Board of Trade	March 2015	USD	2,602,125	80,244
8	U.S. Treasury Notes (2 Year)	Chicago Board of Trade	March 2015	USD	1,748,750	(2,136)
10	U.S. Treasury Notes (5 Year)	Chicago Board of Trade	March 2015	USD	1,189,297	1,067
(2)	U.S. Treasury Notes (10 Year)	Chicago Board of Trade	March 2015	USD	253,594	(315)
(4)	U.S. Ultra Treasury Bonds	Chicago Board of Trade	March 2015	USD	660,750	(32,099)
(18)	Three Month Sterling	NYSE Liffe	December 2015	USD	3,478,101	(6,160)
(14)	Euro Dollar Futures	Chicago Mercantile	March 2016	USD	3,458,700	978
(8)	Euro Dollar Futures	Chicago Mercantile	June 2016	USD	1,971,400	338
(8)	Euro Dollar Futures	Chicago Mercantile	September 2016	USD	1,966,700	125
(24)	Euro Dollar Futures	Chicago Mercantile	December 2016	USD	5,887,800	3,604
Total						$60,509

See Notes to Financial Statements.

BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2014	93

Schedule of Investments (continued)	BlackRock Total Return Portfolio

•	As of December 31, 2014, forward foreign currency exchange contracts outstanding were as follows:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	9,261	TRY	20,864	JPMorgan Chase Bank N.A.	1/05/15	$335
USD	30,628	MXN	417,199	JPMorgan Chase Bank N.A.	1/07/15	2,363
USD	5,320	COP	12,203,759	Goldman Sachs International	1/13/15	186
USD	44,246	ZAR	517,296	UBS AG	1/20/15	(325)
EUR	27,000	USD	33,862	Goldman Sachs Bank USA	1/21/15	(1,183)
USD	257,635	EUR	203,000	BNP Paribas S.A.	1/21/15	11,938
USD	788,475	EUR	618,000	JPMorgan Chase Bank N.A.	1/21/15	40,492
USD	114,074	EUR	90,000	Royal Bank of Scotland PLC	1/21/15	5,144
USD	182,325	EUR	146,000	UBS AG	1/21/15	5,617
USD	11,168	MXN	153,000	Deutsche Bank AG	1/21/15	812
USD	52,148	MXN	718,000	JPMorgan Chase Bank N.A.	1/21/15	3,546
USD	46,929	MXN	646,000	Morgan Stanley Capital Services LLC	1/21/15	3,201
USD	16,047	TRY	36,000	BNP Paribas S.A.	1/21/15	706
USD	22,869	TRY	52,000	BNP Paribas S.A.	1/21/15	710
USD	14,862	TRY	33,445	Citibank N.A.	1/21/15	609
USD	25,439	TRY	57,000	Deutsche Bank AG	1/21/15	1,148
TRY	192,647	USD	81,046	BNP Paribas S.A.	1/22/15	1,030
TRY	18,435	USD	7,764	JPMorgan Chase Bank N.A.	1/22/15	90
USD	10,115	TRY	23,159	Deutsche Bank AG	1/22/15	248
USD	13,600	TRY	31,136	Deutsche Bank AG	1/22/15	334
USD	127,093	TRY	290,961	Deutsche Bank AG	1/22/15	3,132
USD	31,797	MXN	435,229	BNP Paribas S.A.	1/28/15	2,349
USD	63,277	MXN	868,468	JPMorgan Chase Bank N.A.	1/30/15	4,524
USD	46,967	MXN	639,851	JPMorgan Chase Bank N.A.	2/20/15	3,736
USD	18,468	TRY	41,836	Citibank N.A.	2/20/15	754
USD	27,637	MXN	379,205	JPMorgan Chase Bank N.A.	2/24/15	2,023
USD	30,538	MXN	418,110	Morgan Stanley Capital Services LLC	2/24/15	2,296
USD	29,039	MXN	397,148	JPMorgan Chase Bank N.A.	2/25/15	2,215
USD	16,039	TRY	37,622	Deutsche Bank AG	3/17/15	193
TRY	403,623	USD	177,183	Goldman Sachs International	5/07/15	(9,072)
USD	13,127	TRY	30,083	Bank of America N.A.	5/07/15	597
USD	10,899	TRY	24,705	Bank of America N.A.	5/07/15	609
USD	14,773	TRY	33,474	Bank of America N.A.	5/07/15	831
USD	49,854	TRY	112,406	BNP Paribas S.A.	5/07/15	3,037
USD	23,963	TRY	55,007	Deutsche Bank AG	5/07/15	1,052
USD	34,507	TRY	77,721	Deutsche Bank AG	5/07/15	2,136
USD	29,042	TRY	65,492	Goldman Sachs International	5/07/15	1,764
Total						$99,177

See Notes to Financial Statements.

94	BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2014

Schedule of Investments (continued)	BlackRock Total Return Portfolio

•	As of December 31, 2014, exchange-traded options purchased were as follows:

Description	Put/ Call	Strike Price		Expiration Date	Contracts	Market Value
Euro Dollar 90-Day	Put	USD	98.50	3/13/15	76	$7,600
Euro Dollar 90-Day	Put	USD	98.75	3/13/15	28	7,700
Euro Dollar 90-Day	Put	USD	98.63	3/13/15	3	506
Euro Dollar 90-Day	Put	USD	99.63	3/16/15	38	950
Total						$16,756

•	As of December 31, 2014, OTC interest rate swaptions purchased were as follows:

Description	Counterparty	Put/ Call	Exercise Rate	Pay/Receive Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount (000)		Market Value
1-Year Interest Rate Swap	Credit Suisse International	Call	11.50%	Receive	1-day BZDIOVER	1/02/15	BRL	706	—
1-Year Interest Rate Swap	JPMorgan Chase Bank N.A.	Call	11.50%	Receive	1-day BZDIOVER	1/02/15	BRL	760	—
1-Year Interest Rate Swap	Goldman Sachs International	Call	11.75%	Receive	1-day BZDIOVER	1/02/15	BRL	950	—
2-Year Interest Rate Swap	Credit Suisse International	Call	11.80%	Receive	1-day BZDIOVER	1/02/15	BRL	367	—
2-Year Interest Rate Swap	Credit Suisse International	Call	11.80%	Receive	1-day BZDIOVER	1/02/15	BRL	294	—
2-Year Interest Rate Swap	Deutsche Bank AG	Call	12.00%	Receive	1-day BZDIOVER	1/02/15	BRL	547	—
1-Year Interest Rate Swap	Credit Suisse International	Call	11.40%	Receive	1-day BZDIOVER	7/01/15	BRL	1,066	$296
1-Year Interest Rate Swap	Deutsche Bank AG	Call	11.40%	Receive	1-day BZDIOVER	7/01/15	BRL	380	106
5-Year Interest Rate Swap	Citibank N.A.	Call	2.53%	Receive	3-month LIBOR	9/30/15	USD	1,140	29,537
1-Year Interest Rate Swap	Bank of America N.A.	Put	12.30%	Pay	1-day BZDIOVER	1/02/15	BRL	1,071	2,354
10-Year Interest Rate Swap	Deutsche Bank AG	Put	1.30%	Pay	6-month EURIBOR	1/20/15	EUR	720	2
10-Year Interest Rate Swap	Deutsche Bank AG	Put	1.30%	Pay	6-month EURIBOR	1/20/15	EUR	590	2
10-Year Interest Rate Swap	Deutsche Bank AG	Put	1.36%	Pay	6-month EURIBOR	1/21/15	EUR	670	1
10-Year Interest Rate Swap	Deutsche Bank AG	Put	1.33%	Pay	6-month EURIBOR	1/29/15	EUR	655	13
5-Year Interest Rate Swap	Citibank N.A.	Put	2.53%	Pay	3-month LIBOR	9/30/15	USD	1,140	8,058
Total									$40,369

•	As of December 31, 2014, exchange-traded options written were as follows:

Description	Put/ Call	Strike Price		Expiration Date	Contracts	Market Value
Euro Dollar 90-Day	Call	USD	99.00	3/13/15	2	$(339)
Euro Dollar 90-Day	Put	USD	98.13	3/13/15	2	(25)
Total						$(364)

•	As of December 31, 2014, OTC interest rate swaptions written were as follows:

Description	Counterparty	Put/ Call	Exercise Rate	Pay/Receive Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount (000)		Market Value
1-Year Interest Rate Swap	Credit Suisse International	Call	10.90%	Pay	1-day BZDIOVER	1/02/15	BRL	706	—
1-Year Interest Rate Swap	Goldman Sachs International	Call	11.25%	Pay	1-day BZDIOVER	1/02/15	BRL	1,900	—
1-Year Interest Rate Swap	Bank of America N.A.	Call	11.70%	Pay	1-day BZDIOVER	1/02/15	BRL	730	—

See Notes to Financial Statements.

BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2014	95

Schedule of Investments (continued)	BlackRock Total Return Portfolio

As of December 31, 2014, OTC interest rate swaptions written were as follows: (concluded)

Description	Counterparty	Put/ Call	Exercise Rate	Pay/Receive Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount (000)		Market Value
2-Year Interest Rate Swap	Credit Suisse International	Call	11.00%	Pay	1-day BZDIOVER	1/02/15	BRL	501	—
2-Year Interest Rate Swap	Deutsche Bank AG	Call	11.50%	Pay	1-day BZDIOVER	1/02/15	BRL	547	—
1-Year Interest Rate Swap	Goldman Sachs International	Call	6.50%	Pay	3-month JIBAR	5/18/15	ZAR	3,151	$(259)
1-Year Interest Rate Swap	Credit Suisse International	Call	10.60%	Pay	1-day BZDIOVER	7/01/15	BRL	1,066	(86)
1-Year Interest Rate Swap	Deutsche Bank AG	Call	10.60%	Pay	1-day BZDIOVER	7/01/15	BRL	380	(31)
10-Year Interest Rate Swap	Citibank N.A.	Call	3.00%	Pay	3-month LIBOR	9/30/15	USD	600	(32,672)
1-Year Interest Rate Swap	Credit Suisse International	Put	12.30%	Receive	1-day BZDIOVER	1/02/15	BRL	706	(1,552)
1-Year Interest Rate Swap	Credit Suisse International	Put	14.00%	Receive	1-day BZDIOVER	1/02/15	BRL	1,088	—
2-Year Interest Rate Swap	Bank of America N.A.	Put	12.50%	Receive	1-day BZDIOVER	1/02/15	BRL	336	(916)
1-Year Interest Rate Swap	Credit Suisse International	Put	12.25%	Receive	1-day BZDIOVER	7/01/15	BRL	533	(2,395)
10-Year Interest Rate Swap	Citibank N.A.	Put	3.00%	Receive	3-month LIBOR	9/30/15	USD	600	(5,293)
Total									$(43,204)

•	As of December 31, 2014, interest rate indexed floors purchased outstanding were as follows:

Description	Exercise Rate	Counterparty	Expiration Date	Notional Amount (000)		Market Value	Premiums Paid	Unrealized Depreciation
10Y-2Y CMS Index Floor[1]	0.50%	Goldman Sachs International	12/16/15	USD	3	33,219	$36,245	$(3,026)

[1]	Fund pays the upfront premium and receives the greater of the exercise rate minus the difference of the 10-year CMS Index and 2-year CMS Index or $0.

•	As of December 31, 2014, interest rate indexed floors sold outstanding were as follows:

Description	Exercise Rate	Counterparty	Expiration Date	Notional Amount (000)		Market Value	Premiums Received	Unrealized Appreciation
10Y-2Y CMS Index Floor[1]	0.00%	Goldman Sachs International	12/16/15	USD	(3)	(9,715)	$(9,885)	$170

[1]	Fund receives the upfront premium and pays the greater of the exercise rate minus the difference of the 10-year CMS Index and 2-year CMS Index or $0.

•	As of December 31, 2014, centrally cleared credit default swaps — buy protection outstanding were as follows:

Index	Pay Fixed Rate	Clearinghouse	Expiration Date	Notional Amount (000)		Unrealized Depreciation
CDX.NA.IG Series 23 Version 1	1.00%	Chicago Mercantile	12/20/19	USD	144	$(564)

•	As of December 31, 2014, centrally cleared credit default swaps — sold protection outstanding were as follows:

Index	Receive Fixed Rate	Clearinghouse	Expiration Date	Credit Rating[1]	Notional Amount (000)[2]		Unrealized Appreciation
CDX.NA.HY Series 23 Version 1	5.00%	Chicago Mercantile	12/20/19	B+	USD	1,020	$21,474

[1]	Using S&P’s rating of the issuer or the underlying securities of the index, as applicable.

[2]	The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of the agreement.

See Notes to Financial Statements.

96	BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2014

Schedule of Investments (continued)	BlackRock Total Return Portfolio

•	As of December 31, 2014, OTC credit default swaps — buy protection outstanding were as follows:

Issuer	Pay Fixed Rate	Counterparty	Expiration Date	Notional Amount (000)		Market Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Radian Group, Inc.	5.00%	Citibank N.A.	6/20/15	USD	340	$(7,824)	$1,831	$(9,655)
Genworth Holdings, Inc.	1.00%	JPMorgan Chase Bank N.A.	12/20/16	USD	120	4,684	1,984	2,700
Republic of South Africa	1.00%	BNP Paribas S.A.	3/20/20	USD	54	2,147	2,474	(327)
Republic of South Africa	1.00%	Goldman Sachs International	3/20/20	USD	15	596	570	26
Total						$(397)	$6,859	$(7,256)

•	As of December 31, 2014, OTC credit default swaps — sold protection outstanding were as follows:

Issuer/Index	Receive Fixed Rate	Counterparty	Expiration Date	Credit Rating[1]	Notional Amount (000)[2]		Market Value	Premiums (Received)	Unrealized Appreciation (Depreciation)
Transocean, Inc.	1.00%	Goldman Sachs International	6/20/19	BBB-	USD	50	$(9,305)	$(1,401)	$(7,904)
Transocean, Inc.	1.00%	Goldman Sachs International	6/20/19	BBB-	USD	10	(1,861)	(280)	(1,581)
Barrick Gold Corp.	1.00%	Deutsche Bank AG	12/20/19	BBB	USD	30	(1,066)	(1,172)	106
Transocean, Inc.	1.00%	Bank of America N.A.	12/20/19	BBB-	USD	15	(3,163)	(1,202)	(1,961)
Transocean, Inc.	1.00%	Bank of America N.A.	12/20/19	BBB-	USD	10	(2,109)	(775)	(1,334)
Transocean, Inc.	1.00%	Bank of America N.A.	12/20/19	BBB-	USD	10	(2,109)	(757)	(1,352)
Barrick Gold Corp.	1.00%	Goldman Sachs International	6/20/21	BBB	USD	70	(5,120)	(5,344)	224
CMBX.NA Series 3 AM	0.50%	Credit Suisse International	12/13/49	BBB-	USD	200	(4,603)	(18,989)	14,386
CMBX.NA Series 4 AM	0.50%	Deutsche Bank AG	2/17/51	BBB-	USD	50	(1,589)	(7,165)	5,576
Total							$(30,925)	$(37,085)	$6,160

[1]	Using S&P’s rating of the issuer or the underlying securities of the index, as applicable.

[2]	The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of the agreement.

•	As of December 31, 2014, centrally cleared interest rate swaps outstanding were as follows:

Fixed Rate	Floating Rate	Clearinghouse	Expiration Date	Notional Amount (000)		Unrealized Appreciation (Depreciation)
0.65%[1]	3-month LIBOR	Chicago Mercantile	11/26/16	USD	220	$705
0.42%[2]	6-month EURIBOR	Chicago Mercantile	11/06/19	EUR	84	393
0.66%[2]	6-month EURIBOR	Chicago Mercantile	11/06/21	EUR	170	2,119
2.06%[1]	3-month LIBOR	Chicago Mercantile	11/28/21	USD	43	(168)
2.21%[1]	3-month LIBOR	Chicago Mercantile	11/28/22	USD	37	(308)
2.35%[1]	3-month LIBOR	Chicago Mercantile	10/24/24	USD	18	(204)
2.37%[1]	3-month LIBOR	Chicago Mercantile	10/24/24	USD	13	(177)
2.37%[1]	3-month LIBOR	Chicago Mercantile	10/24/24	USD	4	(59)
Total						$2,301

[1]	Fund pays the fixed rate and receives the floating rate.

[2]	Fund pays the floating rate and receives the fixed rate.

•	As of December 31, 2014, OTC interest rate swaps outstanding were as follows:

Fixed Rate	Floating Rate	Counterparty	Expiration Date	Notional Amount (000)		Market Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
11.27%[1]	1-day BZDIOVER	Citibank N.A.	1/02/15	BRL	1,043	$111	$(5)	$116
11.99%[1]	1-day BZDIOVER	Bank of America N.A.	7/01/15	BRL	681	(310)	(13)	(297)
6.46%[1]	3-month JIBAR	JPMorgan Chase Bank N.A.	9/25/15	ZAR	1,575	125	(4)	129
11.36%[1]	1-day BZDIOVER	Credit Suisse International	1/04/16	BRL	449	(1,915)	(6)	(1,909)
11.12%[1]	1-day BZDIOVER	Credit Suisse International	1/04/16	BRL	124	(709)	(1)	(708)
11.26%[1]	1-day BZDIOVER	Deutsche Bank AG	1/04/16	BRL	109	(366)	(2)	(364)
12.14%[2]	1-day BZDIOVER	JPMorgan Chase Bank N.A.	1/04/16	BRL	930	1,491	45	1,446
11.83%[1]	1-day BZDIOVER	JPMorgan Chase Bank N.A.	1/04/16	BRL	590	496	(25)	521

See Notes to Financial Statements.

BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2014	97

Schedule of Investments (continued)	BlackRock Total Return Portfolio

As of December 31, 2014, OTC interest rate swaps outstanding were as follows: (continued)

Fixed Rate	Floating Rate	Counterparty	Expiration Date	Notional Amount (000)		Market Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
11.80%[2]	1-day BZDIOVER	JPMorgan Chase Bank N.A.	1/04/16	BRL	577	$382	$14	$368
12.13%[2]	1-day BZDIOVER	JPMorgan Chase Bank N.A.	1/04/16	BRL	423	697	20	677
11.85%[1]	1-day BZDIOVER	JPMorgan Chase Bank N.A.	1/04/16	BRL	277	(646)	(7)	(639)
11.91%[1]	1-day BZDIOVER	JPMorgan Chase Bank N.A.	1/04/16	BRL	255	423	(6)	429
4.13%[1]	28-day MXIBTIIE	Bank of America N.A.	12/15/16	MXN	1,394	(99)	(2)	(97)
4.22%[1]	28-day MXIBTIIE	Bank of America N.A.	12/15/16	MXN	1,031	42	(2)	44
4.19%[1]	28-day MXIBTIIE	Deutsche Bank AG	12/16/16	MXN	1,362	6	(7)	13
11.17%[2]	1-day BZDIOVER	Credit Suisse International	1/02/17	BRL	268	2,991	5	2,986
12.11%[1]	1-day BZDIOVER	Credit Suisse International	1/02/17	BRL	101	(475)	(2)	(473)
12.18%[2]	1-day BZDIOVER	Deutsche Bank AG	1/02/17	BRL	108	416	5	411
12.10%[1]	1-day BZDIOVER	Deutsche Bank AG	1/02/17	BRL	102	(487)	(2)	(485)
12.22%[2]	1-day BZDIOVER	Deutsche Bank AG	1/02/17	BRL	62	216	3	213
11.49%[1]	1-day BZDIOVER	JPMorgan Chase Bank N.A.	1/02/17	BRL	356	(2,734)	(12)	(2,722)
12.18%[1]	1-day BZDIOVER	JPMorgan Chase Bank N.A.	1/02/17	BRL	129	(427)	(4)	(423)
4.35%[2]	28-day MXIBTIIE	Bank of America N.A.	11/17/17	MXN	468	254	3	251
4.85%[2]	28-day MXIBTIIE	Bank of America N.A.	11/01/18	MXN	358	102	1	101
4.72%[2]	28-day MXIBTIIE	Citibank N.A.	11/14/18	MXN	545	371	2	369
12.42%[1]	1-day BZDIOVER	Credit Suisse International	1/02/19	BRL	73	(186)	(2)	(184)
0.63%[2]	6-month PRIBOR	JPMorgan Chase Bank N.A.	10/30/19	CZK	1,190	(290)	—	(290)
0.63%[2]	6-month PRIBOR	JPMorgan Chase Bank N.A.	10/31/19	CZK	1,130	(262)	—	(262)
5.05%[2]	28-day MXIBTIIE	Citibank N.A.	11/15/19	MXN	388	214	4	210
5.04%[2]	28-day MXIBTIIE	Bank of America N.A.	11/18/19	MXN	365	331	1	330
0.55%[2]	6-month PRIBOR	JPMorgan Chase Bank N.A.	12/01/19	CZK	1,500	(85)	—	(85)
2.57%[1]	3-month LIBOR	Deutsche Bank AG	10/27/20	USD	200	8,393	—	8,393
11.41%[2]	1-day BZDIOVER	Bank of America N.A.	1/04/21	BRL	82	1,355	2	1,353
11.70%[1]	1-day BZDIOVER	Deutsche Bank AG	1/04/21	BRL	44	(479)	(1)	(478)
11.68%[1]	1-day BZDIOVER	Deutsche Bank AG	1/04/21	BRL	39	(441)	(1)	(440)
12.00%[1]	1-day BZDIOVER	JPMorgan Chase Bank N.A.	1/04/21	BRL	47	(259)	(1)	(258)
11.72%[1]	1-day BZDIOVER	JPMorgan Chase Bank N.A.	1/04/21	BRL	21	(220)	(1)	(219)
3.27%[2]	3-month LIBOR	Deutsche Bank AG	5/16/21	USD	210	(17,275)	—	(17,275)
3.25%[2]	3-month LIBOR	UBS AG	7/05/21	USD	300	(25,391)	—	(25,391)
0.87%[2]	6-month PRIBOR	Goldman Sachs International	9/19/21	CZK	4,244	(3,040)	—	(3,040)
0.89%[2]	6-month PRIBOR	Morgan Stanley Capital Services LLC	9/22/21	CZK	1,032	(799)	—	(799)
0.84%[2]	6-month PRIBOR	JPMorgan Chase Bank N.A.	10/24/21	CZK	2,638	(1,582)	—	(1,582)
0.69%[2]	6-month PRIBOR	JPMorgan Chase Bank N.A.	12/02/21	CZK	1,093	(122)	—	(122)
2.16%[2]	3-month LIBOR	Bank of America N.A.	5/28/23	USD	100	(26)	—	(26)
2.32%[1]	3-month LIBOR	Bank of America N.A.	5/31/23	USD	200	2,558	—	2,558
2.31%[2]	3-month LIBOR	Deutsche Bank AG	5/31/23	USD	100	(1,220)	—	(1,220)
6.19%[1]	28-day MXIBTIIE	Goldman Sachs International	7/25/24	MXN	485	329	(3)	332
5.99%[1]	28-day MXIBTIIE	JPMorgan Chase Bank N.A.	8/26/24	MXN	460	(174)	—	(174)
6.26%[1]	28-day MXIBTIIE	JPMorgan Chase Bank N.A.	9/09/24	MXN	554	591	(3)	594
6.42%[1]	28-day MXIBTIIE	Deutsche Bank AG	9/16/24	MXN	370	687	(2)	689
6.37%[1]	28-day MXIBTIIE	JPMorgan Chase Bank N.A.	9/18/24	MXN	370	572	(2)	574
6.33%[1]	28-day MXIBTIIE	JPMorgan Chase Bank N.A.	9/23/24	MXN	549	732	(3)	735
7.77%[1]	3-month JIBAR	Barclays Bank PLC	10/22/24	ZAR	567	(316)	(5)	(311)
7.78%[1]	3-month JIBAR	Citibank N.A.	10/22/24	ZAR	420	(215)	(4)	(211)
5.85%[1]	28-day MXIBTIIE	Bank of America N.A.	11/14/24	MXN	716	(870)	(4)	(866)
5.84%1	28-day MXIBTIIE	Deutsche Bank AG	11/14/24	MXN	544	(675)	(3)	(672)
5.85%1	28-day MXIBTIIE	Deutsche Bank AG	11/14/24	MXN	237	(283)	(1)	(282)
7.71%1	3-month JIBAR	Barclays Bank PLC	11/18/24	ZAR	315	(344)	(3)	(341)

See Notes to Financial Statements.

98	BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2014

Schedule of Investments (continued)	BlackRock Total Return Portfolio

As of December 31, 2014, OTC interest rate swaps outstanding were as follows: (concluded)

Fixed Rate	Floating Rate	Counterparty	Expiration Date	Notional Amount (000)		Market Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
7.60%[1]	3-month JIBAR	JPMorgan Chase Bank N.A.	11/20/24	ZAR	315	$(558)	$(5)	$(553)
7.57%[1]	3-month JIBAR	Goldman Sachs International	11/25/24	ZAR	189	(365)	(2)	(363)
Total						$(39,760)	$(41)	$(39,719)

[1]	Fund pays the floating rate and receives the fixed rate.

[2]	Fund pays the fixed rate and receives the floating rate.

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and is not necessarily an indication of the risks associated with investing in those securities. The three levels of the fair value hierarchy are as follows:

•	Level 1 — unadjusted quoted prices in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to Note 2 of the Notes to Financial Statements.

As of December 31, 2014, the following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Asset-Backed Securities	—	$8,353,400	$1,265,336	$9,618,736
Corporate Bonds	—	17,261,434	—	17,261,434
Floating Rate Loan Interests	—	130,732	147,350	278,082
Foreign Agency Obligations	—	148,321	—	148,321
Foreign Government Obligations	—	2,515,568	—	2,515,568
Non-Agency Mortgage-Backed Securities	—	6,491,930	902,586	7,394,516
Preferred Securities	$183,854	241,848	—	425,702
Taxable Municipal Bonds	—	660,210	—	660,210
U.S. Government Sponsored Agency Securities	—	31,328,186	—	31,328,186
U.S. Treasury Obligations	—	17,431,912	—	17,431,912
Short-Term Securities:
Money Market Funds	741,711	—	—	741,711
Options Purchased:
Interest Rate Contracts	16,756	40,369	—	57,125
Liabilities:
Investments:
TBA Sale Commitments	—	(12,484,844)	—	(12,484,844)

Total	$942,321	$72,119,066	$2,315,272	$75,376,659

See Notes to Financial Statements.

BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2014	99

Schedule of Investments (concluded)	BlackRock Total Return Portfolio

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[1]
Assets:
Credit contracts	$21,474	$23,018	—	$44,492
Foreign currency exchange contracts	—	109,757	—	109,757
Interest rate contracts	101,219	27,229	—	128,448
Liabilities:
Credit contracts	(564)	(24,114)	—	(24,678)
Foreign currency exchange contracts	—	(10,580)	—	(10,580)
Interest rate contracts	(41,074)	(110,707)	—	(151,781)
Total	$81,055	$14,603	—	$95,658

[1]

Derivative financial instruments are swaps, financial future contracts, forward foreign currency exchange contracts and options written. Swaps, financial futures contracts and forward foreign currency exchange contracts are valued at the unrealized appreciation/depreciation on the instrument and options written are shown at value.

•

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount or face value, including accrued interest, for financial statement purposes. As of December 31, 2014, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash	$23,994	—	—	$23,994
Foreign currency at value	24,658	—	—	24,658
Cash pledged for centrally cleared swaps	60,000	—	—	60,000
Liabilities:
Reverse repurchase agreements	—	$(13,463,609)	—	(13,463,609)
Total	$108,652	$(13,463,609)	—	$(13,354,957)

During the year ended December 31, 2014, there were no transfers between Level 1 and Level 2.

A reconciliation of Level 3 investments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the year in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Asset- Backed Securities	Corporate Bonds	Floating Rate Loan Interests	Non-Agency Mortgage-Backed Securities	Total
Assets:
Opening Balance, as of December 31, 2013	$2,634,539	$124,063	$155,741	$611,193	$3,525,536
Transfers into Level 3	—	—	—	—	—
Transfers out of Level 3[2]	(1,021,342)	—	—	(172,288)	(1,193,630)
Accrued discounts/premiums	224	16	—	307	547
Net realized gain (loss)	(25)	2,446	—	711	3,132
Net change in unrealized appreciation/depreciation[3,4]	(2,989)	(1,525)	(5,616)	(436)	(10,566)
Purchases	1,352,786	—	—	723,996	2,076,782
Sales	(1,697,857)	(125,000)	(2,775)	(260,897)	(2,086,529)
Closing Balance, as of December 31, 2014	$1,265,336	—	$147,350	$902,586	$2,315,272

Net change in unrealized appreciation/depreciation on investments still held at December 31, 2014[4]	$(3,000)	—	$(5,616)	$2,927	$(5,689)

[2]

As of December 31, 2013, the Fund used significant unobservable inputs in determining the value of certain investments. As of December 31, 2014, the Fund used observable inputs in determining the value of the same investments. As a result, investments with a beginning of year value of $1,193,630 transferred from Level 3 to Level 2 in the disclosure hierarchy.

[3]	Included in the related net change in unrealized appreciation/depreciation in the Statements of Operations.

[4]

Any difference between Net change in unrealized appreciation/depreciation and Net change in unrealized appreciation/depreciation on investments still held at December 31, 2014 is generally due to investments no longer held or categorized as level 3 at year end.

The Fund’s investments that are categorized as Level 3 were valued utilizing third party pricing information without adjustment. Such valuations are based on unobservable inputs. A significant change in third party information could result in a significantly lower or higher value of such Level 3 investments.

See Notes to Financial Statements.

100	BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2014

Schedule of Investments December 31, 2014	BlackRock U.S. Government Bond Portfolio
(Percentages shown are based on Net Assets)

Asset-Backed Securities	Par (000)	Value
Dryden XXVIII Senior Loan Fund, Series 2013-28A, Class A1L, 1.33%, 8/15/25 (a)(b)	$500	$489,077
OCP CLO Ltd., Series 2012-2A, Class A2, 1.71%, 11/22/23 (a)(b)	600	596,751
Prestige Auto Receivables Trust, Series 2013-1A, Class A2, 1.09%, 2/15/18 (a)	183	182,854
Washington Mill CLO Ltd., Series 2014-1A, Class A1, 1.73%, 4/20/26 (a)(b)	400	395,790
Total Asset-Backed Securities — 2.2%		1,664,472

Corporate Bonds
Banks — 3.0%
The Bank of Nova Scotia, 1.75%, 3/22/17 (a)	470	474,826
Bank of Scotland PLC, 5.25%, 2/21/17 (a)	150	162,810
The Toronto-Dominion Bank, 1.50%, 3/13/17 (a)	1,630	1,642,595

		2,280,231
Diversified Financial Services — 0.2%
Northern Rock Asset Management PLC, 5.63%, 6/22/17 (a)	100	109,571
Thrifts & Mortgage Finance — 0.5%
Cie de Financement Foncier SA, 2.50%, 9/16/15 (a)	400	404,053
Total Corporate Bonds — 3.7%		2,793,855

Foreign Agency Obligations — 1.4%
Bank Nederlandse Gemeenten, 1.75%, 10/06/15 (a)	1,000	1,010,216

Foreign Government Obligations
Italy — 1.8%
Buoni Poliennali Del Tesoro, 2.35%, 9/15/19	923	1,335,823
Qatar — 0.3%
Qatar Government International Bond, 4.00%, 1/20/15	260	260,296
Total Foreign Government Obligations — 2.1%		1,596,119

Non-Agency Mortgage-Backed Securities
Commercial Mortgage-Backed Securities — 1.9%
BHMS Mortgage Trust, Series 2014-ATLS, Class AFL, 1.66%, 7/05/33 (a)(b)	600	597,133
GS Mortgage Securities Trust:
Series 2013-GC16, Class A4, 4.27%, 11/10/46	400	438,450
Series 2014-GC18, Class A4, 4.07%, 1/10/47	400	430,647

		1,466,230
Interest Only Commercial Mortgage-Backed Securities — 1.6%
Commercial Mortgage Pass-Through Certificates:
Series 2012-CR5, Class XA, 1.90%, 12/10/45 (b)	5,252	496,096
Series 2013-CR7, Class XA, 1.54%, 3/10/46 (b)	2,812	228,567
Series 2014-CR14, Class XA, 0.90%, 2/10/47 (b)	1,112	54,504

Non-Agency Mortgage-Backed Securities	Par (000)	Value
Interest Only Commercial Mortgage-Backed Securities (concluded)
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2013-LC11, Class XA, 1.57%, 4/15/46 (b)	$3,364	$289,000
WF-RBS Commercial Mortgage Trust, Series 2014-LC14, Class XA, 1.46%, 3/15/47 (b)	1,264	106,474

		1,174,641
Total Non-Agency Mortgage-Backed Securities — 3.5%		2,640,871

U.S. Government Sponsored Agency Securities
Agency Obligations — 5.4%
Fannie Mae, 1.63%, 10/26/15	2,265	2,290,776
Federal Home Loan Bank:
1.95%, 7/24/18	1,345	1,352,286
4.00%, 4/10/28	400	437,496

		4,080,558
Interest Only Commercial Mortgage-Backed Securities — 0.0%
Ginnie Mae:
Series 2002-83, Class IO, 0.00%, 10/16/42 (b)	971	3
Series 2003-109, Class IO, 0.00%, 11/16/43 (b)	2,322	23
Series 2003-17, Class IO, 0.00%, 3/16/43 (b)	1,115	11
Series 2004-9, Class IO, 0.17%, 3/16/34 (b)	342	99

		136
Mortgage-Backed Securities — 96.5%
Fannie Mae Mortgage-Backed Securities:
2.50%, 1/01/30 (c)	2,100	2,138,064
3.00%, 4/01/29-6/01/43 (c)	4,602	4,702,632
3.00%, 3/01/41 (b)	53	56,636
3.14%, 3/01/41 (b)	75	80,089
3.18%, 12/01/40 (b)	92	96,225
3.34%, 6/01/41 (b)	119	125,906
3.50%, 7/01/26-1/01/45 (b)(c)	6,807	7,138,380
4.00%, 2/01/25-1/01/45 (c)	6,480	6,958,095
4.50%, 6/01/26-1/01/45 (c)	13,414	14,561,630
5.00%, 1/01/30-1/01/42 (c)	3,304	3,595,871
5.50%, 11/01/21-9/01/39 (c)	1,005	1,117,345
6.00%, 4/01/35-1/01/45 (c)	791	899,849
6.50%, 5/01/40	654	744,541
Freddie Mac Mortgage-Backed Securities:
3.00%, 1/01/43-1/01/45 (c)	4,650	4,699,940
3.02%, 2/01/41 (b)	90	96,039
3.50%, 4/01/42-2/01/44	1,075	1,123,283
4.00%, 8/01/44-1/01/45 (c)	2,448	2,611,485
4.50%, 2/01/39-1/01/45 (c)	1,788	1,939,291
5.00%, 1/01/45 (c)	1,100	1,213,824
5.50%, 6/01/41-1/01/45 (c)	437	487,898
8.00%, 3/01/30-6/01/31	19	20,129
Ginnie Mae Mortgage-Backed Securities:
3.00%, 1/15/45 (c)	3,500	3,579,189
3.50%, 5/15/43-1/15/45 (c)	3,067	3,225,786
4.00%, 10/20/40-1/15/45 (c)	6,658	7,153,913
4.50%, 5/20/41-2/15/42	3,397	3,723,956
5.00%, 7/15/39-12/15/40	171	189,863

		72,279,859
Total U.S. Government Sponsored Agency Securities — 101.9%		76,360,553

See Notes to Financial Statements.

BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2014	101

Schedule of Investments (continued)	BlackRock U.S. Government Bond Portfolio
(Percentages shown are based on Net Assets)

U.S. Treasury Obligations	Par (000)	Value
U.S. Treasury Bonds, 3.00%, 11/15/44 (d)	$5,381	$5,655,413
U.S. Treasury Inflation Indexed Bonds, 1.38%, 2/15/44	145	163,732
U.S. Treasury Inflation Indexed Notes, 0.63%, 1/15/24	495	496,669
U.S. Treasury Notes:
0.50%, 11/30/16 (d)	2,940	2,932,650
0.88%, 6/15/17 (d)	4,350	4,347,621
0.63%, 11/30/17 (d)	8,460	8,351,610
1.25%, 10/30/18 (d)	680	675,219
1.63%, 3/31/19 (d)	1,505	1,511,702
1.38%, 10/31/19 (d)	1,105	1,098,266
1.50%, 11/30/19 (d)	2,952	2,932,922
1.88%, 11/30/21 (d)	590	586,543
2.50%, 8/15/23 (d)	1,255	1,295,297
2.38%, 8/15/24 (d)	1,218	1,240,960
2.25%, 11/15/24 (d)	4,745	4,777,284
Total U.S. Treasury Obligations — 48.2%		36,065,888
Total Long-Term Investments (Cost — $121,193,801) — 163.0%		122,131,974

	Shares
Money Market Funds — 1.4%
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.04% (e)(f)	1,005,262	1,005,262

	Par (000)
U.S. Government Sponsored Agency Securities — 24.0%
Federal Home Loan Banks, 0.07% (f)	$18,000	17,999,388
Total Short-Term Securities (Cost — $19,003,671) — 25.4%		19,004,650

Options Purchased		Value
(Cost — $260,808) — 0.3%		$212,387
Total Investments Before Options Written and TBA Sale Commitments (Cost — $140,458,280) — 188.7%		141,349,011

Options Written
(Premiums Received — $ 452,284) — (0.6)%		(478,306)

TBA Sale Commitments (c)	Par (000)
Fannie Mae Mortgage-Backed Securities:
2.50%, 1/01/30	$600	(610,875)
3.00%, 1/01/30-1/01/45	4,300	(4,352,504)
3.50%, 1/01/30-1/01/45	5,150	(5,384,555)
4.00%, 1/01/45	7,875	(8,404,624)
4.50%, 1/01/45	5,200	(5,644,438)
5.00%, 1/01/45	1,900	(2,099,166)
5.50%, 1/01/45	600	(671,156)
Freddie Mac Mortgage-Backed Securities, 3.50%, 1/01/45	600	(623,859)
Ginnie Mae Mortgage-Backed Securities:
3.00%, 1/15/45	500	(511,313)
3.50%, 1/15/45	1,300	(1,364,594)
4.00%, 1/15/45	5,400	(5,789,749)
4.50%, 1/15/45	1,400	(1,529,664)
Total TBA Sale Commitments (Proceeds — $36,869,030) — (49.4)%		(36,986,497)
Total Investments Net of Options Written and TBA Sale Commitments — 138.7%		103,884,208
Liabilities in Excess of Other Assets — (38.7)%		(28,958,790)

Net Assets — 100.0%		$74,925,418

Notes to Schedule of Investments

(a)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	Variable rate security. Rate shown is as of report date.

(c)	Represents or includes a TBA transaction. As of December 31, 2014, unsettled TBA transactions were as follows:

Counterparty	Value	Unrealized Appreciation (Depreciation)
Barclays Capital, Inc.	$(1,104,824)	$1,699
Citigroup Global Markets, Inc.	$(1,723,748)	$(5,916)
Credit Suisse Securities (USA) LLC	$1,564,554	$(4,760)
Deutsche Bank Securities, Inc.	$1,065,454	$3,765
Goldman Sachs & Co.	$(924,448)	$5,630
J.P. Morgan Securities LLC	$1,442,013	$3,452
Merrill Lynch, Pierce, Fenner & Smith, Inc.	$873,569	$7,562
Morgan Stanley & Co. LLC	$(3,585,918)	$(7,957)

(d)	All or a portion of security has been pledged as collateral in connection with open reverse repurchase agreements.

See Notes to Financial Statements.

102	BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2014

Schedule of Investments (continued)	BlackRock U.S. Government Bond Portfolio

(e)	During the year ended December 31, 2014, investments in issuers considered to be an affiliate of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at December 31, 2013	Net Activity	Shares Held at December 31, 2014	Income	Realized Gain
BlackRock Liquidity Funds, TempFund,
Institutional Class	5,181,648	(4,176,386)	1,005,262	$5,181	$2,376

(f)	Represents the current yield as of report date.

•

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

•	As of December 31, 2014, reverse repurchase agreements outstanding were as follows:

Counterparty	Interest Rate	Trade Date	Maturity Date[1]	Face Value	Face Value Including Accrued Interest
RBC Capital Markets, LLC	0.16%	6/26/14	Open	$8,333,100	$8,340,137
BNP Paribas Securities Corp.	0.10%	8/28/14	Open	4,355,437	4,356,974
BNP Paribas Securities Corp.	0.23%	12/18/14	Open	1,248,450	1,248,562
Credit Suisse Securities (USA) LLC	0.21%	12/18/14	Open	675,750	675,805
Credit Suisse Securities (USA) LLC	0.18%	12/18/14	Open	1,100,856	1,100,933
Credit Suisse Securities (USA) LLC	0.21%	12/18/14	Open	1,306,769	1,306,875
Credit Suisse Securities (USA) LLC	0.21%	12/18/14	Open	1,516,288	1,516,288
RBC Capital Markets, LLC	0.12%	12/19/14	Open	4,035,000	4,035,149
BNP Paribas Securities Corp.	0.00%	12/31/14	1/02/15	2,932,650	2,932,650
Merrill Lynch, Pierce, Fenner & Smith, Inc.	0.00%	12/31/14	1/02/15	587,788	587,788
Merrill Lynch, Pierce, Fenner & Smith, Inc.	0.12%	12/31/14	1/02/15	2,640,625	2,640,625
Merrill Lynch, Pierce, Fenner & Smith, Inc.	0.00%	12/31/14	1/02/15	2,936,842	2,936,842
Total				$31,669,555	$31,678,628

[1] Certain agreements have no stated maturity and can be terminated by either party at any time.

•	As of December 31, 2014, financial futures contracts outstanding were as follows:

Contracts Purchased/ (Sold)	Issue	Exchange	Expiration	Notional Value		Unrealized Appreciation (Depreciation)
7	Australian Government Bonds (3 Year)	Sydney	March 2015	USD	1,714,243	$2,353
11	Australian Government Bonds (10 Year)	Sydney	March 2015	USD	8,652,202	13,795
4	U.S. Treasury Bonds (30 Year)	Chicago Board of Trade	March 2015	USD	578,250	11,745
3	U.S. Treasury Notes (2 Year)	Chicago Board of Trade	March 2015	USD	655,781	(332)
56	U.S. Treasury Notes (5 Year)	Chicago Board of Trade	March 2015	USD	6,660,063	(15,448)
(31)	U.S. Treasury Notes (10 Year)	Chicago Board of Trade	March 2015	USD	3,930,703	(6,397)
(7)	U.S. Ultra Treasury Bonds	Chicago Board of Trade	March 2015	USD	1,156,313	(56,174)
(7)	Euro Dollar Futures	Chicago Mercantile	June 2015	USD	1,742,388	(884)
(11)	Euro Dollar Futures	Chicago Mercantile	September 2015	USD	2,732,125	(2,902)
1	Euro Dollar Futures	Chicago Mercantile	December 2015	USD	247,713	128
(19)	Three Month Sterling	NYSE Liffe	December 2015	USD	3,671,328	(6,502)
(33)	Euro Dollar Futures	Chicago Mercantile	March 2016	USD	8,152,650	3,064
(16)	Euro Dollar Futures	Chicago Mercantile	June 2016	USD	3,942,800	1,770
(12)	Euro Dollar Futures	Chicago Mercantile	September 2016	USD	2,950,050	431
(23)	Euro Dollar Futures	Chicago Mercantile	December 2016	USD	5,642,475	5,799
6	Euro Dollar Futures	Chicago Mercantile	December 2017	USD	1,464,000	68
Total						$(49,486)

See Notes to Financial Statements.

BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2014	103

Schedule of Investments (continued)	BlackRock U.S. Government Bond Portfolio

•	As of December 31, 2014, forward foreign currency exchange contracts outstanding were as follows:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
TRY	50,933	USD	21,900	Goldman Sachs International	1/12/15	$(147)
USD	26,000	TRY	60,210	BNP Paribas S.A.	1/12/15	158
USD	26,000	TRY	59,034	BNP Paribas S.A.	1/12/15	620
USD	3,897	TRY	9,061	Citibank N.A.	1/12/15	27
CLP	7,969,000	USD	13,000	Credit Suisse International	1/13/15	110
USD	13,000	CLP	7,975,500	Credit Suisse International	1/13/15	(121)
USD	22,000	ZAR	255,852	Bank of America N.A.	1/13/15	(70)
USD	11,000	ZAR	124,432	Bank of America N.A.	1/13/15	266
USD	14,000	ZAR	165,659	BNP Paribas S.A.	1/13/15	(290)
USD	13,000	ZAR	152,542	BNP Paribas S.A.	1/13/15	(159)
USD	10,000	ZAR	116,970	BNP Paribas S.A.	1/13/15	(90)
USD	5,000	ZAR	58,375	BNP Paribas S.A.	1/13/15	(36)
USD	8,400	ZAR	97,364	BNP Paribas S.A.	1/13/15	1
USD	8,000	ZAR	90,043	BNP Paribas S.A.	1/13/15	233
USD	15,000	ZAR	169,489	BNP Paribas S.A.	1/13/15	380
USD	16,000	ZAR	184,882	Citibank N.A.	1/13/15	52
USD	4,000	ZAR	46,782	Morgan Stanley Capital Services LLC	1/13/15	(35)
ZAR	79,863	USD	7,000	Bank of America N.A.	1/13/15	(111)
ZAR	126,924	USD	11,000	BNP Paribas S.A.	1/13/15	(51)
ZAR	69,699	USD	6,000	BNP Paribas S.A.	1/13/15	12
ZAR	116,750	USD	10,000	BNP Paribas S.A.	1/13/15	71
ZAR	128,642	USD	11,000	BNP Paribas S.A.	1/13/15	97
ZAR	94,088	USD	8,000	BNP Paribas S.A.	1/13/15	116
ZAR	94,093	USD	8,000	BNP Paribas S.A.	1/13/15	117
ZAR	128,615	USD	11,000	JPMorgan Chase Bank N.A.	1/13/15	95
USD	283,018	EUR	223,000	BNP Paribas S.A.	1/21/15	13,114
USD	797,645	EUR	625,187	JPMorgan Chase Bank N.A.	1/21/15	40,962
USD	126,749	EUR	100,000	Royal Bank of Scotland PLC	1/21/15	5,716
USD	199,808	EUR	160,000	UBS AG	1/21/15	6,155
INR	2,872,010	USD	46,000	JPMorgan Chase Bank N.A.	2/18/15	(961)
USD	46,000	INR	2,875,000	Deutsche Bank AG	2/18/15	914
USD	375,000	AUD	457,508	Morgan Stanley Capital Services LLC	3/18/15	3,549
USD	375,000	CAD	434,720	Royal Bank of Canada	3/18/15	1,458
USD	595,776	EUR	478,000	Morgan Stanley Capital Services LLC	3/18/15	16,962
USD	375,000	JPY	44,461,950	State Street Bank and Trust Co.	3/18/15	3,542
Total						$92,656

•	As of December 31, 2014, exchange-traded options purchased were as follows:

Description	Put/ Call	Strike Price		Expiration Date	Contracts	Market Value
Euro Dollar 90-Day	Put	USD	98.50	3/13/15	83	$8,300
Euro Dollar 90-Day	Put	USD	98.75	3/13/15	30	8,250
Euro Dollar 90-Day	Put	USD	99.63	3/16/15	41	1,025
Total						$17,575

See Notes to Financial Statements.

104	BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2014

Schedule of Investments (continued)	BlackRock U.S. Government Bond Portfolio

•	As of December 31, 2014, OTC barrier options purchased were as follows:

Description	Counterparty	Barrier Price		Expiration Date	Notional Amount (000)		Market Value
EUR Currency	Citibank N.A.	USD	1.17	5/08/15	EUR	40	$10,664
USD Currency	Deutsche Bank AG	CHF	1.03	5/18/15	USD	19	5,160
USD Currency	Deutsche Bank AG	CHF	1.04	5/18/15	USD	10	2,260
Total							$18,084

•	As of December 31, 2014, OTC options purchased were as follows:

Description	Counterparty	Put/ Call	Strike Price		Expiration Date	Notional Amount (000)		Market Value
USD Currency	Deutsche Bank AG	Call	ZAR	11.30	1/16/15	USD	32	$870

•	As of December 31, 2014, OTC interest rate swaptions purchased were as follows:

Description	Counterparty	Put/ Call	Exercise Rate	Pay/Receive Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount (000)		Market Value
5-Year Interest Rate Swap	Deutsche Bank AG	Call	2.52%	Receive	3-month LIBOR	9/23/15	USD	4,000	$103,264
5-Year Interest Rate Swap	Citibank N.A.	Call	2.53%	Receive	3-month LIBOR	9/30/15	USD	1,248	32,322
10-Year Interest Rate Swap	Deutsche Bank AG	Put	1.30%	Pay	6-month EURIBOR	1/20/15	EUR	785	3
10-Year Interest Rate Swap	Deutsche Bank AG	Put	1.30%	Pay	6-month EURIBOR	1/20/15	EUR	710	2
10-Year Interest Rate Swap	Deutsche Bank AG	Put	1.36%	Pay	6-month EURIBOR	1/21/15	EUR	735	1
10-Year Interest Rate Swap	Deutsche Bank AG	Put	1.33%	Pay	6-month EURIBOR	1/29/15	EUR	715	14
5-Year Interest Rate Swap	Deutsche Bank AG	Put	2.52%	Pay	3-month LIBOR	9/23/15	USD	4,000	27,453
5-Year Interest Rate Swap	Citibank N.A.	Put	2.53%	Pay	3-month LIBOR	9/30/15	USD	1,248	8,817
10-Year Interest Rate Swap	Deutsche Bank AG	Put	4.50%	Pay	3-month LIBOR	3/20/17	USD	600	3,982
Total									$175,858

•	As of December 31, 2014, OTC options written were as follows:

Description	Counterparty	Put/ Call	Strike Price		Expiration Date	Notional Amount (000)		Market Value
USD Currency	Deutsche Bank AG	Call	ZAR	11.60	1/08/15	USD	21	$(133)
USD Currency	Deutsche Bank AG	Call	ZAR	11.65	1/16/15	USD	32	(275)
Total								$(408)

•	As of December 31, 2014, OTC interest rate swaptions written were as follows:

Description	Counterparty	Put/ Call	Exercise Rate	Pay/Receive Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount (000)		Market Value
10-Year Interest Rate Swap	JPMorgan Chase Bank N.A.	Call	2.50%	Pay	3-month LIBOR	5/22/15	USD	700	$(15,454)
10-Year Interest Rate Swap	Deutsche Bank AG	Call	3.02%	Pay	3-month LIBOR	9/23/15	USD	4,300	(238,961)
10-Year Interest Rate Swap	Citibank N.A.	Call	3.00%	Pay	3-month LIBOR	9/30/15	USD	658	(35,803)
10-Year Interest Rate Swap	Deutsche Bank AG	Call	2.60%	Pay	3-month LIBOR	12/21/15	USD	1,400	(42,710)
10-Year Interest Rate Swap	Deutsche Bank AG	Call	3.45%	Pay	3-month LIBOR	5/09/16	USD	700	(58,212)
10-Year Interest Rate Swap	JPMorgan Chase Bank N.A.	Put	3.50%	Receive	3-month LIBOR	5/22/15	USD	700	(298)
10-Year Interest Rate Swap	Deutsche Bank AG	Put	3.02%	Receive	3-month LIBOR	9/23/15	USD	4,300	(35,194)
10-Year Interest Rate Swap	Citibank N.A.	Put	3.00%	Receive	3-month LIBOR	9/30/15	USD	658	(5,800)
10-Year Interest Rate Swap	Deutsche Bank AG	Put	2.60%	Receive	3-month LIBOR	12/21/15	USD	1,400	(36,344)
10-Year Interest Rate Swap	Deutsche Bank AG	Put	3.45%	Receive	3-month LIBOR	5/09/16	USD	700	(7,511)
10-Year Interest Rate Swap	Deutsche Bank AG	Put	6.00%	Receive	3-month LIBOR	3/20/17	USD	1,200	(1,611)
Total									$(477,898)

See Notes to Financial Statements.

BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2014	105

Schedule of Investments (continued)	BlackRock U.S. Government Bond Portfolio

•	As of December 31, 2014, centrally cleared interest rate swaps outstanding were as follows:

Fixed Rate	Floating Rate	Clearinghouse	Effective Date	Expiration Date	Notional Amount (000)		Unrealized Appreciation (Depreciation)
1.66%[1]	3-month LIBOR	Chicago Mercantile	4/06/15[2]	5/31/19	USD	2,800	$9,243
3.26%[1]	3-month LIBOR	Chicago Mercantile	N/A	11/18/24	USD	2,300	(139,985)
2.99%[1]	3-month LIBOR	Chicago Mercantile	3/31/15[2]	5/15/40	USD	400	(21,608)
Total							$(152,350)

[1]	Fund pays the fixed rate and receives the floating rate.

[2]	Forward swap.

•	As of December 31, 2014, OTC interest rate swaps outstanding were as follows:

Fixed Rate	Floating Rate	Counterparty	Expiration Date	Notional Amount (000)		Market Value	Premiums Paid (Received)	Unrealized Appreciation
2.36%[3]	3-month LIBOR	Citibank N.A.	12/20/15	USD	1,300	$25,374	—	$25,374
2.50%[3]	3-month LIBOR	Deutsche Bank AG	9/30/20	USD	300	12,209	—	12,209
2.57%[3]	3-month LIBOR	Deutsche Bank AG	10/19/20	USD	300	12,874	—	12,874
Total						$50,457	—	$50,457

[3]	Fund pays the floating rate and receives the fixed rate.

•	As of December 31, 2014, OTC total return swaps outstanding were as follows:

Reference Entity	Floating Rate	Counterparty	Expiration Date	Notional Amount (000)		Market Value	Premiums Paid (Received)	Unrealized Appreciation
Return on Markit IOS 6.00%, 30-year, fixed rate Fannie Mae	1-month LIBOR[4]	Citibank N.A.	1/12/39	USD	364	$66	$(239)	$305
Return on Markit IOS 6.00%, 30-year, fixed rate Fannie Mae	1-month LIBOR[4]	Citibank N.A.	1/12/39	USD	259	47	(2,361)	2,408
Return on Markit IOS 6.00%, 30-year, fixed rate Fannie Mae	1-month LIBOR[5]	Credit Suisse International	1/12/39	USD	307	(55)	(3,616)	3,561
Return on Markit IOS 6.00%, 30-year, fixed rate Fannie Mae	1-month LIBOR[5]	JPMorgan Chase Bank N.A.	1/12/39	USD	485	(87)	(5,558)	5,471
Return on Markit IOS 6.00%, 30-year, fixed rate Fannie Mae	1-month LIBOR[5]	JPMorgan Chase Bank N.A.	1/12/39	USD	453	(82)	(4,066)	3,984
Total						$(111)	$(15,840)	$15,729

[4]	Fund pays the floating rate and receives the total return of the reference entity.

[5]	Fund pays the total return of the reference entity and receives the floating rate.

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and is not necessarily an indication of the risks associated with investing in those securities. The three levels of the fair value hierarchy are as follows:

•	Level 1 — unadjusted quoted prices in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

See Notes to Financial Statements.

106	BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2014

Schedule of Investments (concluded)	BlackRock U.S. Government Bond Portfolio

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to Note 2 of the Notes to Financial Statements.

As of December 31, 2014, the following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Asset-Backed Securities	—	$1,664,472	—	$1,664,472
Corporate Bonds	—	2,793,855	—	2,793,855
Foreign Agency Obligations	—	1,010,216	—	1,010,216
Foreign Government Obligations	—	1,596,119	—	1,596,119
Non-Agency Mortgage-Backed Securities	—	2,640,871	—	2,640,871
U.S. Government Sponsored Agency Securities	—	76,360,553	—	76,360,553
U.S. Treasury Obligations	—	36,065,888	—	36,065,888
Short-Term Securities:
U.S. Government Sponsored Agency Securities	—	17,999,388	—	17,999,388
Money Market Funds	$1,005,262	—	—	1,005,262
Options Purchased:
Foreign Currency Exchange Contracts	—	18,954	—	18,954
Interest Rate Contracts	17,575	175,858	—	193,433
Liabilities:
Investments:
TBA Sale Commitments	—	(36,986,497)	—	(36,986,497)

Total	$1,022,837	$103,339,677	—	$104,362,514

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[1]
Assets:
Foreign currency exchange contracts	—	$94,727	—	$94,727
Interest rate contracts	$39,153	75,429	—	114,582
Liabilities:
Foreign currency exchange contracts	—	(2,479)	—	(2,479)
Interest rate contracts	(88,639)	(639,491)	—	(728,130)

Total	$(49,486)	$(471,814)	—	$(521,300)

[1] Derivative financial instruments are swaps, financial futures contracts, forward foreign currency contracts and options written. Swaps, financial futures contracts and forward foreign currency contracts are valued at the unrealized appreciation/depreciation on the instrument and options written are shown at value.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount or face value, including accrued interest, for financial statement purposes. As of December 31, 2014, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Foreign currency at value	$22,014	—	—	$22,014
Cash pledged for financial futures contracts	114,000	—	—	114,000
Cash pledged for centrally cleared swaps	145,000	—	—	145,000
Liabilities:
Reverse repurchase agreements	—	$(31,678,628)	—	(31,678,628)

Total	$281,014	$(31,678,628)	—	$(31,397,614)

During the year ended December 31, 2014, there were no transfers between levels.

See Notes to Financial Statements.

BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2014	107

Statements of Assets and Liabilities

December 31, 2014	BlackRock Balanced Capital Portfolio	BlackRock Capital Appreciation Portfolio	BlackRock Global Allocation Portfolio[1]	BlackRock High Yield Portfolio

Assets
Investments at value — unaffiliated[2,3]	$586,394,442	$157,051,679	$260,224,739	$37,312,464
Investments at value — affiliated[4]	2,426,492	4,444,945	1,810,191	648,791
Cash	6,976,153	—	—	30,651
Cash held for securities sold short	—	—	340,851	—
Cash pledged for centrally cleared swaps	214,000	—	255,000	105,000
Cash pledged for financial futures contracts	—	—	—	175,000
Foreign currency at value[5]	91,361	—	—	—
Variation margin receivable on centrally cleared swaps	2,554	—	10,599	1,499
Variation margin receivable on financial futures contracts	27,304	—	81,414	33,765
Investments sold receivable	859,202	—	862,717	306,390
TBA sale commitments receivable	35,927,472	—	—	—
Swap premiums paid	114,159	—	11,699	—
Unrealized appreciation on forward foreign currency exchange contracts	319,187	—	1,364,855	202,017
Unrealized appreciation on OTC swaps	217,125	—	161,704	—
Capital shares sold receivable	1,426	—	202	8,162
Interest receivable	895,569	—	433,512	546,455
Dividends receivable	329,278	62,313	179,244	34
Receivable from Manager	47,518	8,599	33,892	4,556
Securities lending income receivable — affiliated	158	746	1,793	—
Options written receivable	—	—	11,266	—
Prepaid expenses	4,325	2,109	10,407	1,454
Other assets	36,806	—	—	—

Total assets	634,884,531	161,570,391	265,794,085	39,376,238

Liabilities
Foreign bank overdraft[6]	—	—	—	1,249
Options written at value[7]	135,593	—	1,499,825	—
Investments sold short at value[8]	—	—	346,879	—
TBA sale commitments at value[9]	36,026,538	—	—	—
Reverse repurchase agreements	33,449,737	—	—	—
Cash received as collateral for OTC derivatives	—	—	1,400,000	—
Collateral on securities loaned at value	561,281	3,648,890	785,664	—
Variation margin payable on financial futures contracts	10,697	—	2,260	—
Investments purchased payable	17,672,364	281,664	3,285,524	3,965
Swap premiums received	268,145	—	—	—
Unrealized depreciation on forward foreign currency exchange contracts	45,492	—	82,331	5,582
Unrealized depreciation on OTC swaps	177,176	—	—	—
Interest expense payable	686	—	—	—
Capital shares redeemed payable	20,762	99,173	336,195	743
Income dividends payable	—	—	—	195,505
Investment advisory fees payable	166,154	47,903	73,904	8,233
Transfer agent fees payable	181,402	49,188	97,971	17,466
Professional fees payable	39,769	26,736	41,361	31,766
Pricing fees payable	14,919	5,624	56,361	16,665
Officer’s and Directors’ fees payable	4,835	3,725	4,082	3,421
Other affiliates payable	2,707	757	1,382	242
Deferred foreign capital gain tax payable	—	—	4,416	—
Other accrued expenses payable	52,741	19,236	79,883	10,073

Total liabilities	88,830,998	4,182,896	8,098,038	294,910

Net Assets	$546,053,533	$157,387,495	$257,696,047	$39,081,328

Net Assets Consist of
Paid-in capital	$461,429,277	$129,913,836	$247,043,797	$44,742,207
Undistributed (distributions in excess of) net investment income	(70,474)	3,247	(168,597)	(76,225)
Accumulated net realized gain (loss)	2,631,328	3,550,684	875,812	(4,438,635)
Net unrealized appreciation/depreciation	82,063,402	23,919,728	9,945,035	(1,146,019)

Net Assets	$546,053,533	$157,387,495	$257,696,047	$39,081,328

Shares outstanding, $0.10 par value[10]	30,665,417	4,529,482	16,567,180	7,187,716

Net asset value, offering and redemption price per share	$17.81	$34.75	$15.55	$5.44

[1] Consolidated Statement of Assets and Liabilities.
[2] Investments at cost — unaffiliated	$504,771,459	$133,131,951	$251,057,121	$38,536,297
[3] Securities loaned at value	$540,150	$3,551,148	$753,544	—
[4] Investments at cost — affiliated	$2,426,492	$4,444,945	$1,945,634	$652,149
[5] Foreign currency at cost	$93,756	—	—	—
[6] Foreign bank overdraft at cost	—	—	—	$(1,292)
[7] Premiums received	$133,988	—	$1,049,781	—
[8] Proceeds from investments sold short	—	—	$340,534	—
[9] Proceeds from TBA sale commitments	$35,927,472	—	—	—
[10] Authorized shares	300 million	100 million	100 million	100 million

See Notes to Financial Statements.

108	BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2014

Statements of Assets and Liabilities (concluded)

December 31, 2014	BlackRock Large Cap Core Portfolio	BlackRock Money Market Portfolio	BlackRock Total Return Portfolio	BlackRock U.S. Government Bond Portfolio

Assets
Investments at value — unaffiliated[1]	$180,979,530	$122,753,128	$87,119,792	$140,343,749
Investments at value — affiliated[2]	3,805,787	—	741,711	1,005,262
Repurchase agreements at value[3]	—	15,400,000	—	—
Cash	—	—	23,994	—
Cash pledged for centrally cleared swaps	—	—	60,000	145,000
Cash pledged for financial futures contracts	—	—	—	114,000
Foreign currency at value[4]	—	—	24,658	22,014
Variation margin receivable on centrally cleared swaps	—	—	771	—
Variation margin receivable on financial futures contracts	—	—	8,977	12,714
Investments sold receivable	309,119	—	41,168	64,892
TBA sale commitments receivable	—	—	12,451,750	36,869,030
Swap premiums paid	—	—	43,209	—
Unrealized appreciation on forward foreign currency exchange contracts	—	—	109,757	94,727
Unrealized appreciation on OTC swaps	—	—	47,030	66,186
Capital shares sold receivable	4,283	54,901	—	—
Interest receivable	—	62,840	354,781	278,760
Dividends receivable	160,040	—	53	219
Receivable from Manager	18,871	2,011	7,521	6,269
Securities lending income receivable — affiliated	38	—	—	—
Prepaid expenses	2,251	2,030	1,597	1,634
Other assets	63,638	—	—	102,784

Total assets	185,343,557	138,274,910	101,036,769	179,127,240

Liabilities
Options written at value[5]	—	—	43,568	478,306
TBA sale commitments at value[6]	—	—	12,484,844	36,986,497
Reverse repurchase agreements	—	—	13,463,609	31,678,628
Variation margin payable on financial futures contracts	—	—	3,452	10,085
Variation margin payable on centrally cleared swaps	—	—	—	8,595
Investments purchased payable	321,640	—	6,512,633	34,750,819
Swap premiums received	—	—	47,116	15,840
Unrealized depreciation on forward foreign currency exchange contracts	—	—	10,580	2,071
Unrealized depreciation on OTC swaps	—	—	90,701	—
Interest expense payable	—	—	—	9,025
Income dividends payable	—	—	166,736	134,342
Capital shares redeemed payable	1,795	158,453	24,567	2,675
Transfer agent fees payable	57,809	23,471	27,357	29,131
Professional fees payable	26,046	24,116	42,853	44,135
Investment advisory fees payable	55,955	17,585	7,356	16,522
Other affiliates payable	897	733	365	394
Officer’s and Directors’ fees payable	3,801	3,746	3,509	3,536
Other accrued expenses payable	21,346	14,106	38,858	31,221

Total liabilities	489,289	242,210	32,968,104	104,201,822

Net Assets	$184,854,268	$138,032,700	$68,068,665	$74,925,418

Net Assets Consist of
Paid-in capital	$141,480,854	$138,032,568	$70,817,898	$75,998,420
Distributions in excess of net investment income	403	—	(103,755)	48,544
Accumulated net realized gain (loss)	957,566	132	(3,459,825)	(1,928,975)
Net unrealized appreciation/depreciation	42,415,445	—	814,347	807,429

Net Assets	$184,854,268	$138,032,700	$68,068,665	$74,925,418

Shares outstanding, $0.10 par value[7]	6,576,941	138,032,568	5,790,167	6,769,445

Net asset value, offering and redemption price per share	$28.11	$1.00	$11.76	$11.07

[1] Investments at cost — unaffiliated	$138,564,085	$122,753,128	$86,410,254	$139,453,018
[2] Investments at cost — affiliated	$3,805,787	—	$741,711	$1,005,262
[3] Repurchase agreements at cost	—	$15,400,000	—	—
[4] Foreign currency at cost	—	—	$25,065	$22,171
[5] Premiums received	—	—	$43,150	$452,284
[6] Proceeds from TBA sale commitments	—	—	$12,451,750	$36,869,030
[7] Authorized shares	100 million	2 billion	100 million	100 million

See Notes to Financial Statements.

BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2014	109

Statements of Operations

Year Ended December 31, 2014	BlackRock Balanced Capital Portfolio	BlackRock Capital Appreciation Portfolio	BlackRock Global Allocation Portfolio[1]	BlackRock High Yield Portfolio

Investment Income
Interest	$6,527,755	—	$2,318,875	$2,683,187
Interest on short sales	—	—	18	—
Dividends — unaffiliated	5,293,413	$1,058,824	4,301,878	86,202
Foreign taxes withheld	(42,169)	(1,804)	(232,330)	(2,257)
Dividends — affiliated	3,970	517	473	2,265
Securities lending — affiliated — net	1,578	13,940	37,344	—

Total income	11,784,547	1,071,477	6,426,258	2,769,397

Expenses
Investment advisory	1,927,470	551,631	968,531	164,259
Transfer agent	745,605	211,893	394,152	65,867
Accounting services	120,207	40,337	73,272	12,344
Professional	99,500	51,622	98,096	61,206
Custodian	91,584	29,283	277,799	15,546
Officer and Directors	23,393	18,544	20,013	17,128
Printing	17,650	13,635	15,784	13,189
Miscellaneous	35,836	11,618	84,285	28,704

Total expenses excluding dividend expense, interest expense and stock loan fees	3,061,245	928,563	1,931,932	378,243
Dividend expense	—	—	5,180	—
Interest expense	23,520	—	—	5,859
Stock loan fees	—	—	65	—

Total expenses	3,084,765	928,563	1,937,177	384,102
Less fees waived by Manager	(2,763)	(871)	(31,423)	(88,108)
Less transfer agent fees reimbursed	(525,973)	(145,453)	(362,889)	(60,857)

Total expenses after fees waived and/or reimbursed	2,556,029	782,239	1,542,865	235,137

Net investment income	9,228,518	289,238	4,883,393	2,534,260

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments — unaffiliated	55,625,057	25,685,018	22,640,572	1,028,288
Investments — affiliated	—	—	(6,021)	—
Capital gain distributions received from affiliated investment companies	1,526	—	—	—
Financial futures contracts	(68,671)	—	(1,679,410)	(199,762)
Foreign currency transactions	359,062	(36,649)	2,839,318	231,217
Options written	120,711	—	569,315	—
Borrowed bonds	122,516	—	—	—
Swaps	(432,119)	—	(26,002)	(252,363)
Short sales	—	—	50,429	344

	55,728,082	25,648,369	24,388,201	807,724

Net change in unrealized appreciation/depreciation on:
Investments — unaffiliated	(8,507,662)	(12,435,880)	(23,620,586)	(2,642,156)
Investments — affiliated	—	—	(4,931)	(3,358)
Financial futures contracts	(236,886)	—	346,511	(85,756)
Foreign currency translations	303,976	(94,775)	921,511	276,082
Options written	9,178	—	(275,128)	—
Borrowed bonds	(237,403)	—	—	—
Swaps	119,023	—	270,986	96,427
Short sales	—	—	(6,345)	—

	(8,549,774)	(12,530,655)	(22,367,982)	(2,358,761)

Total realized and unrealized gain (loss)	47,178,308	13,117,714	2,020,219	(1,551,037)

Net Increase in Net Assets Resulting from Operations	$56,406,826	$13,406,952	$6,903,612	$983,223

[1] Consolidated Statement of Operations.

See Notes to Financial Statements.

110	BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2014

Statements of Operations (concluded)

Year Ended December 31, 2014	BlackRock Large Cap Core Portfolio	BlackRock Money Market Portfolio	BlackRock Total Return Portfolio	BlackRock U.S. Government Bond Portfolio

Investment Income
Dividends — unaffiliated	$2,732,270	—	$14,443	—
Foreign taxes withheld	(15,925)	—	(12)	—
Dividends — affiliated	1,683	—	342	$5,181
Interest	—	$327,649	2,414,682	1,786,862
Securities lending — affiliated — net	1,490	—	—	—

Total income	2,719,518	327,649	2,429,455	1,792,043

Expenses
Investment advisory	643,750	522,119	254,532	277,624
Transfer agent	244,226	85,965	102,814	109,741
Professional	53,530	44,757	56,241	65,215
Accounting services	46,103	8,357	16,267	21,586
Custodian	16,707	17,536	57,961	44,039
Officer and Directors	18,879	18,411	17,457	17,535
Printing	14,735	12,378	15,645	15,006
Miscellaneous	12,043	6,479	23,577	16,570

Total expenses excluding interest expense	1,049,973	716,002	544,494	567,316
Interest expense	—	—	50,946	22,173

Total expenses	1,049,973	716,002	595,440	589,489
Less fees waived by Manager	(2,890)	(307,430)	(92,803)	(75,521)
Less transfer agent fees reimbursed	(170,286)	(80,963)	(97,804)	(104,731)

Total expenses after fees waived and/or reimbursed	876,797	327,609	404,833	409,237

Net investment income	1,842,721	40	2,024,622	1,382,806

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	23,552,869	7,165	2,012,428	1,743,157
Capital gain distributions received from affiliated investment companies	—	—	—	2,376
Financial futures contracts	—	—	(178,940)	(205,742)
Foreign currency transactions	—	—	(35,380)	99,690
Options written	—	—	39,103	255,867
Borrowed bonds	—	—	(14,263)	(1,956)
Swaps	—	—	(62,686)	490,839

	23,552,869	7,165	1,760,262	2,384,231

Net change in unrealized appreciation/depreciation on:
Investments	(3,782,001)	—	1,009,610	1,987,176
Financial futures contracts	—	—	(69,232)	(95,027)
Foreign currency translations	—	—	111,447	93,053
Options written	—	—	3,935	(183,906)
Swaps	—	—	(11,822)	(1,069,204)
Borrowed bonds	—	—	(97,891)	—

	(3,782,001)	—	946,047	732,092

Total realized and unrealized gain	19,770,868	7,165	2,706,309	3,116,323

Net Increase in Net Assets Resulting from Operations	$21,613,589	$7,205	$4,730,931	$4,499,129

See Notes to Financial Statements.

BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2014	111

Statements of Changes in Net Assets

	BlackRock Balanced Capital Portfolio		BlackRock Capital Appreciation Portfolio
	Year Ended December 31,		Year Ended December 31,
Increase (Decrease) in Net Assets:	2014	2013	2014	2013

Operations
Net investment income	$9,228,518	$9,404,877	$289,238	$359,752
Net realized gain	55,728,082	33,961,459	25,648,369	28,954,599
Net change in unrealized appreciation/depreciation	(8,549,774)	51,622,954	(12,530,655)	12,700,106

Net increase in net assets resulting from operations	56,406,826	94,989,290	13,406,952	42,014,457

Distributions to Shareholders From[1]
Net investment income	(9,881,631)	(10,145,660)	(266,239)	(355,664)
Net realized gain	(57,418,669)	(1,245,061)	(26,403,560)	—

Decrease in net assets resulting from distributions to shareholders	(67,300,300)	(11,390,721)	(26,669,799)	(355,664)

Capital Share Transactions
Net increase (decrease) in net assets derived from capital share transactions	19,306,262	(42,949,564)	12,599,186	(14,292,917)

Net Assets
Total increase (decrease) in net assets	8,412,788	40,649,005	(663,661)	27,365,876
Beginning of year	537,640,745	496,991,740	158,051,156	130,685,280

End of year	$546,053,533	$537,640,745	$157,387,495	$158,051,156

Undistributed (distributions in excess of) net investment income, end of year	$(70,474)	$211,283	$3,247	$16,897

[1]	Distributions for annual periods determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

112	BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2014

Statements of Changes in Net Assets (continued)

	BlackRock Global Allocation Portfolio[1]		BlackRock High Yield Portfolio
	Year Ended December 31,		Year Ended December 31,
Increase (Decrease) in Net Assets:	2014	2013	2014	2013

Operations
Net investment income	$4,883,393	$4,058,052	$2,534,260	$2,909,636
Net realized gain	24,388,201	11,745,878	807,724	1,919,412
Net change in unrealized appreciation/depreciation	(22,367,982)	22,267,475	(2,358,761)	(136,379)

Net increase in net assets resulting from operations	6,903,612	38,071,405	983,223	4,692,669

Distributions to Shareholders From[2]
Net investment income	(6,467,763)	(4,876,374)	(2,871,368)	(3,103,337)
Net realized gain	(21,285,481)	—	—	—

Decrease in net assets resulting from distributions to shareholders	(27,753,244)	(4,876,374)	(2,871,368)	(3,103,337)

Capital Share Transactions
Net increase (decrease) in net assets derived from capital share transactions	1,923,293	(25,460,223)	(7,553,392)	(2,822,509)

Net Assets
Total increase (decrease) in net assets	(18,926,339)	7,734,808	(9,441,537)	(1,233,177)
Beginning of year	276,622,386	268,887,578	48,522,865	49,756,042

End of year	$257,696,047	$276,622,386	$39,081,328	$48,522,865

Distributions in excess of net investment income, end of year	$(168,597)	$(688,552)	$(76,225)	$(74,500)

[1]	Consolidated Statements of Changes in Net Assets.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2014	113

Statements of Changes in Net Assets (continued)

	BlackRock Large Cap Core Portfolio		BlackRock Money Market Portfolio
	Year Ended December 31,		Year Ended December 31,
Increase (Decrease) in Net Assets:	2014	2013	2014	2013

Operations
Net investment income	$1,842,721	$1,839,845	$40	$44
Net realized gain	23,552,869	17,291,705	7,165	4,986
Net change in unrealized appreciation/depreciation	(3,782,001)	29,239,844	—	—

Net increase in net assets resulting from operations	21,613,589	48,371,394	7,205	5,030

Distributions to Shareholders From[1]
Net investment income	(1,888,456)	(1,909,541)	(40)	(44)
Net realized gain	(15,500,781)	—	(7,293)	(5,089)

Decrease in net assets resulting from distributions to shareholders	(17,389,237)	(1,909,541)	(7,333)	(5,133)

Capital Share Transactions
Net increase (decrease) in net assets derived from capital share transactions	1,368,548	(18,611,777)	(10,451,710)	(14,862,241)

Net Assets
Total increase (decrease) in net assets	5,592,900	27,850,076	(10,451,838)	(14,862,344)
Beginning of year	179,261,368	151,411,292	148,484,538	163,346,882

End of year	$184,854,268	$179,261,368	$138,032,700	$148,484,538

Undistributed net investment income, end of year	$403	$39,838	—	—

[1]	Distributions for annual periods determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

114	BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2014

Statements of Changes in Net Assets (concluded)

	BlackRock Total Return Portfolio		BlackRock U.S. Government Bond Portfolio
	Year Ended December 31,		Year Ended December 31,
Increase (Decrease) in Net Assets:	2014	2013	2014	2013

Operations
Net investment income	$2,024,622	$2,183,821	$1,382,806	$1,274,787
Net realized gain (loss)	1,760,262	(2,030)	2,384,231	(3,380,456)
Net change in unrealized appreciation/depreciation	946,047	(2,988,546)	732,092	(642,904)

Net increase (decrease) in net assets resulting from operations	4,730,931	(806,755)	4,499,129	(2,748,573)

Distributions to Shareholders From[1]
Net investment income	(2,158,307)	(2,438,678)	(1,631,628)	(2,001,778)
Tax return of capital	—	—	—	(163,112)

Decrease in net assets resulting from distributions to shareholders	(2,158,307)	(2,438,678)	(1,631,628)	(2,164,890)

Capital Share Transactions
Net decrease in net assets derived from capital share transactions	(7,008,872)	(7,602,867)	(8,243,720)	(14,276,939)

Net Assets
Total decrease in net assets	(4,436,248)	(10,848,300)	(5,376,219)	(19,190,402)
Beginning of year	72,504,913	83,353,213	80,301,637	99,492,039

End of year	$68,068,665	$72,504,913	$74,925,418	$80,301,637

Undistributed(distributions in excess of) net investment income, end of year	$(103,755)	$(123,979)	$48,544	$(115,246)

[1]	Distributions for annual periods determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2014	115

Statement of Cash Flows

Year Ended December 31, 2014	BlackRock Total Return Portfolio

Cash Provided by Operating Activities
Net increase in net assets resulting from operations:	$4,730,931
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
Increase in cash pledged for centrally cleared swaps	(10,000)
Decrease in variation margin receivable on financial futures contracts	9,988
Increase in variation margin receivable on centrally cleared swaps	(771)
Increase in dividends receivable	(53)
Decrease in interest receivable	71,140
Decrease in receivable from Manager	592
Increase in swap premiums paid	(17,620)
Increase in prepaid expenses	(1,512)
Decrease in variation margin payable on financial futures contracts	(3,754)
Decrease in variation margin payable on centrally cleared swaps	(2,343)
Decrease in investment advisory fee payable	(16,817)
Increase in professional fees payable	42,853
Increase in transfer agent fees payable	27,357
Decrease in officer’s and Directors’ fees payable	(249)
Decrease in other accrued expenses payable	(93,406)
Increase in other affiliates payable	172
Decrease in interest expense payable	(7,475)
Decrease in swap premiums received	(82,964)
Amortization of premium and accretion of discount on investments	123,679
Net realized (gain) loss on investments, options written and borrowed bonds	(2,037,268)
Net unrealized (gain) loss on investments, options written, borrowed bonds, foreign currency translations and swaps	(987,905)
Premiums received from options written	157,552
Premiums paid on closing options written	(83,070)
Proceeds from borrowed bond transactions	3,791,302
Payments from borrowed bond transactions	(6,434,473)
Purchases of long-term investments	(667,917,382)
Proceeds from sales of long-term investments	672,963,717
Net proceeds from sales of short-term securities	1,828,607

Net cash provided by operating activities	6,050,828

Cash Used for Financing Activities
Net borrowing of reverse repurchase agreements	321,971
Proceeds from issuance of capital shares	2,146,773
Payments on redemption of capital shares	(11,279,252)

Cash used for financing activities	(8,810,508)

Cash Impact From Foreign Exchange Fluctuations
Cash impact from foreign exchange fluctuations	(701)

Cash and Foreign Currency
Net decrease in cash and foreign currency	(2,760,381)
Cash and foreign currency at beginning of year	2,809,033

Cash and foreign currency at end of year	$48,652

Supplemental Disclosure of Cash Flow Information
Cash paid during the year for interest expense	$58,506

Non-Cash Financing Activities
Capital shares issued in reinvestment of dividends	$2,170,907

See Notes to Financial Statements.

116	BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2014

Financial Highlights	BlackRock Balanced Capital Portfolio

	Year Ended December 31,
	2014	2013	2012	2011	2010
Per Share Operating Performance
Net asset value, beginning of year	$18.26	$15.51	$14.33	$14.09	$13.20

Net investment income[1]	0.33	0.31	0.36	0.37	0.33
Net realized and unrealized gain	1.67	2.83	1.19	0.28	0.90

Net increase from investment operations	2.00	3.14	1.55	0.65	1.23

Distributions from[2]:
Net investment income	(0.36)	(0.35)	(0.37)	(0.41)	(0.34)
Net realized gain	(2.09)	(0.04)	—	—	—

Total distributions	(2.45)	(0.39)	(0.37)	(0.41)	(0.34)

Net asset value, end of year	$17.81	$18.26	$15.51	$14.33	$14.09

Total Return[3]
Based on net asset value	11.07%	20.29%	10.79%	4.58%	9.37%

Ratios to Average Net Assets
Total expenses	0.57%	0.61%	0.55%	0.45%	0.51%

Total expenses after fees waived and/or reimbursed	0.48%	0.51%	0.48%	0.44%	0.51%

Total expenses after fees waived and/or reimbursed and excluding interest expense	0.47%	0.49%	0.47%	0.44%	0.44%

Net investment income	1.72%	1.83%	2.36%	2.55%	2.42%

Supplemental Data
Net assets, end of year (000)	$546,054	$537,641	$496,992	$499,851	$531,480

Portfolio turnover rate[4]	345%	349%	499%	612%	705%

[1]    Based on average shares outstanding.

[2]    Distributions for annual periods determined in accordance with federal income tax regulations.

[3]    Where applicable, excludes insurance-related fees and expenses and assumes the reinvestment of distributions.

[4]    Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Year Ended December 31,
	2014	2013	2012	2011	2010

Portfolio turnover rate (excluding MDRs)	259%	252%	398%	415%	548%

See Notes to Financial Statements.

BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2014	117

Financial Highlights (continued)	BlackRock Capital Appreciation Portfolio

	Year Ended December 31,
	2014	2013	2012	2011	2010

Per Share Operating Performance
Net asset value, beginning of year	$38.16	$28.43	$25.13	$27.72	$23.20

Net investment income[1]	0.07	0.08	0.31	0.17	0.12
Net realized and unrealized gain (loss)	3.33	9.74	3.33	(2.57)	4.53

Net increase (decrease) from investment operations	3.40	9.82	3.64	(2.40)	4.65

Distributions from[2]:
Net investment income	(0.07)	(0.09)	(0.34)	(0.19)	(0.13)
Net realized gain	(6.74)	—	—	—	—

Total distributions	(6.81)	(0.09)	(0.34)	(0.19)	(0.13)

Net asset value, end of year	$34.75	$38.16	$28.43	$25.13	$27.72

Total Return[3]
Based on net asset value	9.12%	34.53%	14.48%	(8.66)%	20.04%

Ratios to Average Net Assets
Total expenses	0.60%	0.62%	0.56%	0.45%	0.46%

Total expenses after fees waived and/or reimbursed	0.51%	0.53%	0.50%	0.44%	0.46%

Net investment income	0.19%	0.26%	1.11%	0.62%	0.50%

Supplemental Data
Net assets, end of year (000)	$157,387	$158,051	$130,685	$132,310	$176,451

Portfolio turnover rate	99%	151%	61%	79%	74%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Where applicable, excludes insurance-related fees and expenses and assumes the reinvestment of distributions.

See Notes to Financial Statements.

118	BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2014

Financial Highlights (continued)	BlackRock Global Allocation Portfolio

	Year Ended December 31,[1]
	2014	2013	2012	2011	2010

Per Share Operating Performance
Net asset value, beginning of year	$16.97	$15.03	$13.80	$15.59	$14.32

Net investment income[2]	0.31	0.24	0.25	0.33	0.31
Net realized and unrealized gain (loss)	0.12	2.00	1.19	(0.86)	1.17

Net increase (decrease) from investment operations	0.43	2.24	1.44	(0.53)	1.48

Distributions from[3]:
Net investment income	(0.43)	(0.30)	(0.21)	(1.05)	(0.21)
Net realized gain	(1.42)	—	—	—	—
Tax return of capital	—	—	—	(0.21)	—

Total distributions	(1.85)	(0.30)	(0.21)	(1.26)	(0.21)

Net asset value, end of year	$15.55	$16.97	$15.03	$13.80	$15.59

Total Return[4]
Based on net asset value	2.52%	14.94%	10.46%	(3.39)%	10.31%

Ratios to Average Net Assets
Total expenses	0.72%	0.69%	0.61%	0.47%	0.48%

Total expenses after fees waived and/or reimbursed	0.57%	0.56%	0.53%	0.44%	0.48%

Total expenses after fees waived and/or reimbursed and excluding dividend expense, interest expense and stock loan fees	0.57%	0.56%	0.53%	0.44%	0.48%

Net investment income	1.81%	1.49%	1.73%	2.04%	2.16%

Supplemental Data
Net assets, end of year (000)	$257,696	$276,622	$268,888	$272,553	$496,728

Portfolio turnover rate	70%	56%	44%	65%	40%

[1]	Consolidated Financial Highlights.

[2]	Based on average shares outstanding.

[3]	Distributions for annual periods determined in accordance with federal income tax regulations.

[4]	Where applicable, excludes insurance-related fees and expenses and assumes the reinvestment of distributions.

See Notes to Financial Statements.

BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2014	119

Financial Highlights (continued)	BlackRock High Yield Portfolio

	Year Ended December 31,
	2014	2013	2012	2011	2010

Per Share Operating Performance
Net asset value, beginning of year	$5.69	$5.50	$5.06	$5.33	$4.96

Net investment income[1]	0.32	0.34	0.36	0.38	0.40
Net realized and unrealized gain (loss)	(0.21)	0.21	0.43	(0.27)	0.37

Net increase from investment operations	0.11	0.55	0.79	0.11	0.77

Distributions from net investment income[2]	(0.36)	(0.36)	(0.35)	(0.38)	(0.40)

Net asset value, end of year	$5.44	$5.69	$5.50	$5.06	$5.33

Total Return[3]
Based on net asset value	1.88%	10.28%	16.17%	2.04%	16.20%

Ratios to Average Net Assets
Total expenses	0.84%	0.89%	0.82%	0.66%	0.67%

Total expenses after fees waived and/or reimbursed	0.51%	0.52%	0.50%	0.50%	0.50%

Total expenses after fees waived and/or reimbursed and excluding interest expense	0.50%	0.50%	0.50%	0.50%	0.50%

Net investment income	5.54%	6.01%	6.72%	7.18%	7.84%

Supplemental Data
Net assets, end of year (000)	$39,081	$48,523	$49,756	$46,804	$53,222

Portfolio turnover rate	78%	102%	102%	96%	121%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Where applicable, excludes insurance-related fees and expenses and assumes the reinvestment of distributions.

See Notes to Financial Statements.

120	BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2014

Financial Highlights (continued)	BlackRock Large Cap Core Portfolio

	Year Ended December 31,
	2014	2013	2012	2011	2010

Per Share Operating Performance
Net asset value, beginning of year	$27.50	$20.70	$18.65	$18.42	$16.98

Net investment income[1]	0.29	0.27	0.34	0.25	0.22
Net realized and unrealized gain	3.23	6.82	2.07	0.23	1.49

Net increase from investment operations	3.52	7.09	2.41	0.48	1.71

Distributions from[2]:
Net investment income	(0.32)	(0.29)	(0.36)	(0.25)	(0.27)
Net realized gain	(2.59)	—	—	—	—

Total distributions	(2.91)	(0.29)	(0.36)	(0.25)	(0.27)

Net asset value, end of year	$28.11	$27.50	$20.70	$18.65	$18.42

Total Return[3]
Based on net asset value	12.79%	34.29%	12.95%	2.61%	10.09%

Ratios to Average Net Assets
Total expenses	0.59%	0.60%	0.56%	0.44%	0.45%

Total expenses after fees waived and/or reimbursed	0.49%	0.49%	0.48%	0.44%	0.45%

Net investment income	1.03%	1.12%	1.69%	1.32%	1.27%

Supplemental Data
Net assets, end of year (000)	$184,854	$179,261	$151,411	$149,950	$162,198

Portfolio turnover rate	47%	39%	115%	104%	143%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Where applicable, excludes insurance-related fees and expenses and assumes the reinvestment of distributions.

See Notes to Financial Statements.

BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2014	121

Financial Highlights (continued)	BlackRock Money Market Portfolio

	Year Ended December 31,
	2014	2013	2012	2011	2010

Per Share Operating Performance
Net asset value, beginning of year	$1.00	$1.00	$1.00	$1.00	$1.00

Net investment income	0.0000 [1]	0.0000 [1]	0.0000 [1]	0.0000 [1]	0.0000 [1]
Net realized gain	0.0001	0.0000 [1]	0.0000 [1]	0.0000 [1]	0.0000 [1]

Net increase from investment operations	0.0001	0.0000	0.0000	0.0000	0.0000

Distributions from[2]:
Net investment income	(0.0000)[3]	(0.0000)[3]	(0.0000)[3]	(0.0000)[3]	(0.0000)[3]
Net realized gain	(0.0001)	(0.0000)[3]	(0.0000)[3]	(0.0000)[3]	(0.0001)

Total distributions	(0.0001)	(0.0000)	(0.0000)	(0.0000)	(0.0001)

Net asset value, end of year	$1.00	$1.00	$1.00	$1.00	$1.00

Total Return[4]
Based on net asset value	0.01%	0.00%	0.00%	0.00%	0.01%

Ratios to Average Net Assets
Total expenses	0.49%	0.55%	0.50%	0.43%	0.43%

Total expenses after fees waived and/or reimbursed	0.23%	0.25%	0.29%	0.29%	0.35%

Net investment income	0.00%	0.00%	0.00%	0.00%	0.00%

Supplemental Data
Net assets, end of year (000)	$138,033	$148,485	$163,347	$195,061	$215,910

[1]	Amount is less than $0.00005 per share.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Amount is greater than $(0.00005) per share.

[4]	Where applicable, excludes insurance-related fees and expenses and assumes the reinvestment of distributions.

See Notes to Financial Statements.

122	BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2014

Financial Highlights (continued)	BlackRock Total Return Portfolio

	Year Ended December 31,
	2014	2013	2012	2011	2010
Per Share Operating Performance
Net asset value, beginning of year	$11.34	$11.83	$11.37	$11.17	$10.79

Net investment income[1]	0.33	0.33	0.38	0.47	0.49
Net realized and unrealized gain (loss)	0.45	(0.45)	0.49	0.22	0.41

Net increase (decrease) from investment operations	0.78	(0.12)	0.87	0.69	0.90

Distributions from net investment income[2]	(0.36)	(0.37)	(0.41)	(0.49)	(0.52)

Net asset value, end of year	$11.76	$11.34	$11.83	$11.37	$11.17

Total Return[3]
Based on net asset value	6.90%	(1.05)%	7.78%	6.34%	8.51%

Ratios to Average Net Assets
Total expenses	0.84%	0.85%	0.80%	0.60%	0.72%

Total expenses after fees waived and/or reimbursed and paid indirectly	0.57%	0.53%	0.52%	0.53%	0.63%

Total expenses after fees waived and/or reimbursed and paid indirectly and excluding interest expense	0.50%	0.50%	0.50%	0.50%	0.50%

Net investment income	2.86%	2.85%	3.25%	4.28%	4.42%

Supplemental Data
Net assets, end of year (000)	$68,069	$72,505	$83,353	$84,332	$88,885

Portfolio turnover rate[4]	762%	806%	952%	1,237%	1,353%

[1]    Based on average shares outstanding.

[2]    Distributions for annual periods determined in accordance with federal income tax regulations.

[3]    Where applicable, excludes insurance-related fees and expenses and assumes the reinvestment of distributions.

[4]    Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Year Ended December 31,
	2014	2013	2012	2011	2010

Portfolio turnover rate (excluding MDRs)	556%	582%	731%	793%	1,009%

See Notes to Financial Statements.

BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2014	123

Financial Highlights (concluded)	BlackRock U.S. Government Bond Portfolio

	Year Ended December 31,
	2014	2013	2012	2011	2010
Per Share Operating Performance
Net asset value, beginning of year	$10.67	$11.27	$11.56	$11.26	$11.02

Net investment income[1]	0.20	0.16	0.22	0.29	0.42
Net realized and unrealized gain (loss)	0.43	(0.49)	0.07	0.43	0.52

Net increase (decrease) from investment operations	0.63	(0.33)	0.29	0.72	0.94

Distributions from[2]:
Net investment income	(0.23)	(0.25)	(0.25)	(0.31)	(0.44)
Net realized gain	—	—	(0.33)	(0.11)	(0.26)
Tax return of capital	—	(0.02)	—	—	—

Total distributions	(0.23)	(0.27)	(0.58)	(0.42)	(0.70)

Net asset value, end of year	$11.07	$10.67	$11.27	$11.56	$11.26

Total Return[3]
Based on net asset value	5.95%	(2.99)%	2.55%	6.54%	8.67%

Ratios to Average Net Assets
Total expenses	0.76%	0.78%[4]	0.67%	0.53%	0.62%

Total expenses after fees waived and/or reimbursed	0.53%	0.50%[4]	0.50%	0.50%	0.58%

Total expenses after fees waived and/or reimbursed and excluding interest expense	0.50%	0.50%[4]	0.50%	0.50%	0.50%

Net investment income	1.79%	1.44%[4]	1.86%	2.62%	3.72%

Supplemental Data
Net assets, end of year (000)	$74,925	$80,302	$99,492	$107,890	$115,419

Portfolio turnover rate[5]	1,374%	2,125%	1,572%	2,756%	3,128%

[1]    Based on average shares outstanding.

[2]    Distributions for annual periods determined in accordance with federal income tax regulations.

[3]    Where applicable, excludes insurance-related fees and expenses and assumes the reinvestment of distributions.

[4]    Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.01%.

[5]    Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Year Ended December 31,
	2014	2013	2012	2011	2010

Portfolio turnover rate (excluding MDRs)	723%	1,614%	1,194%	1,937%	2,373%

See Notes to Financial Statements.

124	BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2014

Notes to Financial Statements

1. Organization:

BlackRock Series Fund, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The following are referred to herein collectively as the “Funds” or individually, a “Fund”:

Fund Name	Herein referred to as	Diversification Classification
BlackRock Balanced Capital Portfolio	Balanced Capital	Diversified
BlackRock Capital Appreciation Portfolio	Capital Appreciation	Diversified
BlackRock Global Allocation Portfolio	Global Allocation	Diversified
BlackRock High Yield Portfolio	High Yield	Diversified
BlackRock Large Cap Core Portfolio	Large Cap Core	Diversified
BlackRock Money Market Portfolio	Money Market	Diversified
BlackRock Total Return Portfolio	Total Return	Diversified
BlackRock U.S. Government Bond Portfolio	U.S. Government Bond	Diversified

The Company is organized as a Maryland corporation that is comprised of eight separate portfolios. The Funds offer shares to insurance companies for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts.

The Funds, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, are included in a complex of open-end funds referred to as the Equity-Bond Complex.

Basis of Consolidation: The accompanying consolidated financial statements of Global Allocation include the accounts of BlackRock Cayman Global Allocation Portfolio I, Ltd. (the “Subsidiary”), which is a wholly owned subsidiary of Global Allocation and primarily invests in commodity-related instruments. The Subsidiary enables the Fund to hold these commodity-related instruments and satisfy regulated investment company tax requirements. Global Allocation may invest up to 25% of its total assets in the Subsidiary. The net assets of the Subsidiary at December 31, 2014 were $5,846,874 and 2.3% of Global Allocation’s consolidated net assets. Intercompany accounts and transactions, if any, have been eliminated. The Subsidiary is subject to the same investment policies and restrictions that apply to Global Allocation, except that the Subsidiary may invest without limitation in commodity-related instruments.

2. Significant Accounting Policies:

The Funds’ financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Funds:

Valuation: The Funds’ investments are valued at fair value as of the close of trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m., Eastern time). U.S. GAAP defines fair value as the price the Funds would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Funds determine the fair values of their financial instruments at market value using independent dealers or pricing services under policies approved by the Board of Directors of the Company (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to provide oversight of the pricing function for the Funds for all financial instruments.

Balanced Capital, Capital Appreciation, Global Allocation, High Yield, Large Cap Core, Total Return and U.S. Government Bond:

Bond investments are valued on the basis of last available bid prices or current market quotations provided by dealers or pricing services. Floating rate loan interests are valued at the mean of the bid prices from one or more brokers or dealers as obtained from a pricing service. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments, various relationships observed in the market between investments and calculated yield measures. Asset-backed and mortgage-backed securities are valued by independent pricing services using models that consider estimated cash flows of each tranche of the security, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. Financial futures contracts traded on exchanges are valued at their last sale price. To-be-announced (“TBA”) commitments are valued on the basis of last available bid prices or current market quotations provided by pricing services. Swap agreements are valued utilizing quotes received daily by the Funds’ pricing service or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments. Certain centrally cleared swaps are valued at the price determined by the relevant exchange or clearinghouse. Investments in open-end registered investment companies are valued at net asset value (“NAV”) each business day.

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Notes to Financial Statements (continued)

Municipal investments (including commitments to purchase such investments on a “when-issued” basis) are valued on the basis of prices provided by dealers or pricing services. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments and information with respect to various relationships between investments.

Equity investments traded on a recognized securities exchange are valued at the official close each day, if available. For equity investments traded on more than one exchange, the official close price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of business on the NYSE. Forward foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of business on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade. An exchange-traded option for which there is no mean price is valued at the last bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that the prior day’s price no longer reflects the fair value of the option. Over-the-counter (“OTC”) options and options on swaps (“swaptions”) are valued by an independent pricing service using a mathematical model, which incorporates a number of market data factors, such as the trades and prices of the underlying instruments.

BlackRock Money Market Portfolio’s investments are valued under the amortized cost method which approximates current market value in accordance with Rule 2a-7 under the 1940 Act. Under this method, investments are valued at cost when purchased and thereafter, a constant proportionate accretion of discounts and amortization of premiums are recorded until the maturity of the security. The Fund seeks to maintain its NAV per share at $1.00, although there is no assurance that it will be able to do so on a continuing basis.

Certain Funds value their investment in BlackRock Liquidity Series, LLC, Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon their pro rata ownership in the underlying fund’s net assets. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments will follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act. The Funds may withdraw up to 25% of their investment daily, although the manager of the Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

In the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Investments”). When determining the price for Fair Value Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that each Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant consistent with the principles of fair value measurement which include the market approach, income approach and/or in the case of recent investments, the cost approach, as appropriate. The market approach generally consists of using comparable market transactions. The income approach generally is used to discount future cash flows to present value and is adjusted for liquidity as appropriate. These factors include but are not limited to: (i) attributes specific to the investment or asset; (ii) the principal market for the investment or asset; (iii) the customary participants in the principal market for the investment or asset; (iv) data assumptions by market participants for the investment or asset, if reasonably available; (v) quoted prices for similar investments or assets in active markets; and (vi) other factors, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates. Due to the inherent uncertainty of valuations of such investments, the fair values may differ from the values that would have been used had an active market existed. The Global Valuation Committee, or its delegate, employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Funds’ pricing vendors, regular reviews of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices and large movements in market values and reviews of any market related activity. The pricing of all Fair Value Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of business on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of business on the NYSE that may not be reflected in the computation of a Fund’s net assets. If events (e.g., a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such instruments, those instruments may be Fair Value Investments and valued at their fair value, as determined in good faith by the Global Valuation Committee, or its delegate, using a pricing service and/or policies approved by the Board. Each business day, the Funds use a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign

126	BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2014

Notes to Financial Statements (continued)

exchange-traded and OTC options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of business on the NYSE, which follows the close of the local markets.

Foreign Currency: The Funds’ books and records are maintained in U.S. dollars. Purchases and sales of investment securities are recorded at the rates of exchange prevailing on the respective date of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the Funds’ investments denominated in that currency will lose value because that currency is worth fewer U.S. dollars; the opposite effect occurs if the U.S. dollar falls in relative value.

The Funds do not isolate the portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in foreign currency exchange rates on investments are not segregated in the Statements of Operations from the effects of changes in market prices of those investments but are included as a component of net realized and unrealized gain (loss) from investments. The Funds report realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for federal income tax purposes.

Segregation and Collateralization: In cases where a Fund enters into certain investments (e.g., dollar rolls, TBA sale commitments, financial futures contracts, forward foreign currency exchange contracts, options written, swaps and short sales), or certain borrowings (e.g., reverse repurchase transactions and treasury roll transactions) that would be “senior securities” for 1940 Act purposes, the Fund may segregate or designate on its books and records cash or liquid securities having a market value at least equal to the amount of the Fund’s future obligations under such investments or borrowings. Doing so allows the investment or borrowing to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Fund may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when a Fund is informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on the accrual basis.
Distributions: Money Market declares distributions and reinvests such distributions daily in additional fund shares at NAV. Distributions are declared from the total of net investment income. For Balanced Capital, Capital Appreciation, Global Allocation and Large Cap Core, distributions from net investment income are declared and paid at least annually. For High Yield, Total Return and U.S. Government, distributions from net investment income are declared daily and paid monthly. For each Fund, distributions of capital gains are recorded on the ex-dividend dates.

Portions of return of capital distributions under U.S. GAAP may be taxed at ordinary income rates. The character of distributions is determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. The portion of distributions that exceeds a Fund’s current and accumulated earnings and profits, which are measured on a tax basis, will constitute a non-taxable return of capital. Realized net capital gains can be offset by capital losses carried forward from prior years. However, certain Funds have capital loss carryforwards from pre-2011 tax years that offset realized net capital gains but do not offset current and accumulated earnings and profits. Consequently, if distributions in any tax year are less than the Fund’s current earnings and profits but greater than net investment income and net realized capital gains (taxable income), distributions in excess of taxable income are not treated as non-taxable return of capital, but rather may be taxable to shareholders at ordinary income rates. Under certain circumstances, taxable excess distributions could be significant. See Note 7, Income Tax Information, for the tax character of each Fund’s distributions paid during the year.

Net income and realized gains from investments held by the Subsidiary are treated as ordinary income for tax purposes. Accordingly, the net investment income (loss) and realized gains (losses) reported in the Global Allocation’s financial statements presented under U.S. GAAP for such investments held by the Subsidiary may differ significantly from income dividends and capital gain distributions. As such, any net gain will pass through to the Fund as ordinary income for federal income tax purposes. If a net loss is realized by the Subsidiary in any taxable year, the loss will generally not be available to offset the Fund’s ordinary income and/or capital gains for that year.

Recent Accounting Standard: In June 2014, the Financial Accounting Standards Board issued guidance to improve the financial reporting of reverse repurchase agreements and other similar transactions. The guidance includes expanded disclosure for entities that enter into reverse repurchase agreements and similar transactions accounted for as secured borrowings. It is effective for financial statements with fiscal years beginning on or after December 15, 2014 and interim periods within those fiscal years. Management is evaluating the impact, if any, of this guidance on the Funds’ financial statement disclosures.

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Notes to Financial Statements (continued)

Other: Expenses directly related to a Fund are charged to that Fund. Other operating expenses shared by several funds are prorated among those funds on the basis of relative net assets or other appropriate methods.

The Funds have an arrangement with the custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Statements of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

3. Securities and Other Investments:

Asset-Backed and Mortgage-Backed Securities: Certain Funds may invest in asset-backed securities. Asset-backed securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in an underlying pool of assets, or as debt instruments, which are also known as collateralized obligations, and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e., loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security subject to such a prepayment feature will have the effect of shortening the maturity of the security. In addition, a Fund may have to subsequently reinvest the proceeds at lower interest rates. If a Fund has purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.

Certain Funds may purchase certain mortgage pass-through securities. There are a number of important differences among the agencies and instrumentalities of the U.S. government that issue mortgage-related securities and among the securities that they issue. For example, mortgage-related securities guaranteed by Ginnie Mae are guaranteed as to the timely payment of principal and interest by Ginnie Mae and such guarantee is backed by the full faith and credit of the United States. However, mortgage-related securities issued by Freddie Mac and Fannie Mae, including Freddie Mac and Fannie Mae guaranteed mortgage pass-through certificates, which are solely the obligations of Freddie Mac and Fannie Mae, are not backed by or entitled to the full faith and credit of the United States, but are supported by the right of the issuer to borrow from the U.S. Treasury.

Collateralized Debt Obligations: Certain Funds may invest in collateralized debt obligations (“CDOs”), which include collateralized bond obligations (“CBOs”) and collateralized loan obligations (“CLOs”). CBOs and CLOs are types of asset-backed securities. A CDO is an entity which is backed by a diversified pool of debt securities (CBOs) or syndicated bank loans (CLOs). The cash flows of the CDO can be split into multiple segments, called “tranches”, which will vary in risk profile and yield. The riskiest segment is the subordinated or “equity” tranche. This tranche bears the greatest risk of defaults from the underlying assets in the CDO and serves to protect the other, more senior, tranches from default in all but the most severe circumstances. Since it is shielded from defaults by the more junior tranches, a “senior” tranche will typically have higher credit ratings and lower yields than their underlying securities, and often receive investment grade ratings from one or more of the nationally recognized rating agencies. Despite the protection from the more junior tranches, senior tranches can experience substantial losses due to actual defaults, increased sensitivity to future defaults and the disappearance of one or more protecting tranches as a result of changes in the credit profile of the underlying pool of assets.

Inflation-Indexed Bonds: Certain Funds may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation rises or falls, the principal value of inflation-indexed bonds will be adjusted upward or downward, and consequently the interest payable on these securities (calculated with respect to a larger or smaller principal amount) will be increased or reduced, respectively. Any upward or downward adjustment in the principal amount of an inflation-indexed bond will be included as interest income in the Statements of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Multiple Class Pass-Through Securities: Certain Funds may invest in multiple class pass-through securities, including collateralized mortgage obligations (“CMOs”) and commercial mortgage-backed securities. These multiple class securities may be issued by Ginnie Mae, U.S. government agencies or instrumentalities or by trusts formed by private originators of, or investors in, mortgage loans. In general, CMOs are debt obligations of a legal entity that are collateralized by, and multiple class pass-through securities represent direct ownership interests in, a pool of residential or commercial mortgage loans or mortgage pass-through securities (the “Mortgage Assets”), the payments on which are used to make payments on the CMOs or multiple pass-through securities. Classes of CMOs include interest only (“IOs”), principal only (“POs”), planned amortization classes and targeted amortization classes. IOs and POs are stripped mortgage-backed securities representing interests in a pool of mortgages, the cash flow from which has been separated into interest and principal components. IOs receive the interest portion of the cash flow while POs receive the principal portion. IOs and POs can be extremely volatile in response to changes in interest rates. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. POs perform best when prepayments on the underlying mortgages rise since this increases the rate at which the principal is returned and the yield to maturity on the PO. When payments on mortgages underlying a PO are slower than anticipated, the life of the PO is lengthened and the

128	BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2014

Notes to Financial Statements (continued)

yield to maturity is reduced. If the underlying Mortgage Assets experience greater than anticipated pre-payments of principal, a Fund may not fully recoup its initial investment in IOs.

Stripped Mortgage-Backed Securities: Certain Funds may invest in stripped mortgage-backed securities issued by the U.S. government, its agencies and instrumentalities. Stripped mortgage-backed securities are usually structured with two classes that receive different proportions of the interest (IOs) and principal (POs) distributions on a pool of Mortgage Assets. The Funds also may invest in stripped mortgage-backed securities that are privately issued.

Zero-Coupon Bonds: Certain Funds may invest in zero-coupon bonds, which are normally issued at a significant discount from face value and do not provide for periodic interest payments. Zero-coupon bonds may experience greater volatility in market value than similar maturity debt obligations which provide for regular interest payments.

Capital Trusts and Trust Preferred Securities: Certain Funds may invest in capital trusts and/or trust preferred securities. These securities are typically issued by corporations, generally in the form of interest-bearing notes with preferred securities characteristics, or by an affiliated business trust of a corporation, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The securities can be structured as either fixed or adjustable coupon securities that can have either a perpetual or stated maturity date. For trust preferred securities, the issuing bank or corporation will pay interest to the trust, which will then be distributed to holders of the trust preferred securities as a dividend. Dividends can be deferred without creating an event of default or acceleration, although maturity cannot take place unless all cumulative payment obligations have been met. The deferral of payments does not affect the purchase or sale of these securities in the open market. Payments on these securities are treated as interest rather than dividends for federal income tax purposes. These securities generally are rated below that of the issuing company’s senior debt securities and are freely callable at the issuer’s option.

Preferred Stock: Certain Funds may invest in preferred stock. Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well) but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Floating Rate Loan Interests: Certain Funds may invest in floating rate loan interests. The floating rate loan interests held by the Fund are typically issued to companies (the “borrower”) by banks, other financial institutions, and privately and publicly offered corporations (the “lender”). Floating rate loan interests are generally non-investment grade, often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged. A Fund may invest in obligations of borrowers who are in bankruptcy proceedings. Floating rate loan interests may include fully funded term loans or revolving lines of credit. Floating rate loan interests are typically senior in the corporate capital structure of the borrower. Floating rate loan interests generally pay interest at rates that are periodically determined by reference to a base lending rate plus a premium. The base lending rates are generally the lending rate offered by one or more European banks, such as the London Interbank Offered Rate (“LIBOR”), the prime rate offered by one or more U.S. banks or the certificate of deposit rate. Floating rate loan interests may involve foreign borrowers, and investments may be denominated in foreign currencies. The Funds consider these investments to be investments in debt securities for purposes of their investment policies.

When a Fund purchases a floating rate loan interest it may receive a facility fee and when it sells a floating rate loan interest it may pay a facility fee. On an ongoing basis, a Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit amount of a floating rate loan interest. Facility and commitment fees are typically amortized to income over the term of the loan or term of the commitment, respectively. Consent and amendment fees are recorded to income as earned. Prepayment penalty fees, which may be received by a Fund upon the prepayment of a floating rate loan interest by a borrower, are recorded as realized gains. A Fund may invest in multiple series or tranches of a loan. A different series or tranche may have varying terms and carry different associated risks.

Floating rate loan interests are usually freely callable at the borrower’s option. A Fund may invest in such loans in the form of participations in loans (“Participations”) or assignments (“Assignments”) of all or a portion of loans from third parties. Participations typically will result in a Fund having a contractual relationship only with the lender, not with the borrower. A Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the Participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing Participations, a Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights of offset against the borrower, and a Fund may not benefit directly from any collateral supporting the loan in which it has purchased the Participation. As a result, a Fund will assume the credit risk of both the borrower and the lender that is selling the Participation. A Fund’s investment in loan participation interests involves the risk of insolvency of the financial intermediaries who are parties to the transactions. In the event of the insolvency of the lender selling the Participation, a Fund may be treated as a general creditor of the lender and may not benefit from any offset between the lender

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Notes to Financial Statements (continued)

and the borrower. Assignments typically result in a Fund having a direct contractual relationship with the borrower, and a Fund may enforce compliance by the borrower with the terms of the loan agreement.

Forward Commitments and When-Issued Delayed Delivery Securities: Certain Funds may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Funds may purchase securities under such conditions with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Funds may be required to pay more at settlement than the security is worth. In addition, the Funds are not entitled to any of the interest earned prior to settlement. When purchasing a security on a delayed delivery basis, the Funds assume the rights and risks of ownership of the security, including the risk of price and yield fluctuations. In the event of default by the counterparty, the Funds’ maximum amount of loss is the unrealized appreciation of unsettled when-issued transactions, which is shown in the Schedules of Investments.

TBA Commitments: Certain Funds may enter into TBA commitments. TBA commitments are forward agreements for the purchase or sale of mortgage-backed securities for a fixed price, with payment and delivery on an agreed upon future settlement date. The specific securities to be delivered are not identified at the trade date. However, delivered securities must meet specified terms, including issuer, rate and mortgage terms. When entering into TBA commitments, the Fund may take possession of or deliver the underlying mortgage-backed securities but can extend the settlement or roll the transaction. TBA commitments involve a risk of loss if the value of the security to be purchased or sold declines or increases, respectively, prior to settlement date.

In order to better define contractual rights and to secure rights that will help the Funds mitigate their counterparty risk, TBA commitments may be entered into by the Funds under Master Securities Forward Transaction Agreements (each, an “MSFTA”). An MSFTA typically contains, among other things, collateral posting terms and netting provisions in the event of default and/or termination event. The collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of the collateral currently pledged by a Fund and the counterparty. Cash collateral that has been pledged to cover the obligations of a Fund and cash collateral received from the counterparty, if any, is reported separately on the Statements of Assets and Liabilities as cash pledged as collateral for TBA commitments or cash received as collateral for TBA commitments, respectively. Non-cash collateral pledged by a Fund, if any, is noted in the Schedules of Investments. Typically, the Funds are permitted to sell, repledge or use the collateral they receive; however, the counterparty is not permitted to do so. To the extent amounts due to the Fund are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance.

Mortgage Dollar Roll Transactions: Certain Funds may sell TBA mortgage-backed securities and simultaneously contract to repurchase substantially similar (same type, coupon and maturity) securities on a specific future date at an agreed upon price. During the period between the sale and repurchase, a Fund will not be entitled to receive interest and principal payments on the securities sold. The Funds account for mortgage dollar roll transactions as purchases and sales and realizes gains and losses on these transactions. These transactions may increase a Fund’s portfolio turnover rate. Mortgage dollar rolls involve the risk that the market value of the securities that a Fund is required to purchase may decline below the agreed upon repurchase price of those securities.

Repurchase Agreements: Certain Funds may enter into repurchase agreements. In a repurchase agreement, a Fund purchases a security from a counterparty who agrees to repurchase the same security at a mutually agreed upon date and price. On a daily basis, the counterparty is required to maintain collateral subject to the agreement and in value no less than the agreed repurchase amount. The agreements are conditioned upon the collateral being deposited under the Federal Reserve book entry system or held in a segregated account by the Fund’s custodian or designated sub-custodians under tri-party repurchase agreements. In the event the counterparty defaults and the fair value of the collateral declines, a Fund could experience losses if the fair value of the collateral declines, as well as delays and costs in liquidating the collateral.

Repurchase agreements are entered into by a Fund under Master Repurchase Agreements (each, an “MRA”). The MRA permits a Fund, under certain circumstances including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables with collateral held by and/or posted to the counterparty. As a result, one single net payment is created. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of the MRA counterparty’s bankruptcy or insolvency. Based on the terms of the MRA, a Fund receives securities as collateral with a market value in excess of the repurchase price at maturity. Upon a bankruptcy or insolvency of the MRA counterparty, a Fund would recognize a liability with respect to such excess collateral. The liability reflects a Fund’s obligation under bankruptcy law to return the excess to the counterparty.

Borrowed Bond Agreements: Certain Funds may enter into borrowed bond agreements. In a borrowed bond agreement, a Fund borrows a bond from a counterparty in exchange for cash collateral. The borrowed bond agreement contains a commitment that the security and the cash will be returned to the counterparty and a Fund at a mutually agreed upon date. Certain agreements have no stated maturity and can be terminated by either party at any time. Borrowed bond agreements are entered into primarily in connection with short sales of bonds. Earnings on cash collateral and compensation to the lender of the bond are based on agreed upon rates between a Fund and the counterparty. The value of the underlying cash collateral approximates the market value and accrued interest of the borrowed bond. To the extent that a borrowed bond transaction exceeds one business day, the value of

130	BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2014

Notes to Financial Statements (continued)

the cash collateral in the possession of the counterparty is monitored on a daily basis to ensure the adequacy of the collateral. As the market value of the borrowed bond changes, the cash collateral is periodically increased or decreased with a frequency and in amounts prescribed in the borrowed bond agreement. Full realization of the collateral by a Fund may be limited if the value of an investment purchased with the cash collateral by the lender decreases. A Fund may also experience delays in gaining access to the collateral.

Reverse Repurchase Agreements: Certain Funds may enter into reverse repurchase agreements with qualified third party broker-dealers. In a reverse repurchase agreement, a Fund sells securities to a bank or broker-dealer and agrees to repurchase the same securities at a mutually agreed upon date and price. During the term of the reverse repurchase agreement, a Fund continues to receive the principal and interest payments on the securities sold. Certain agreements have no stated maturity and can be terminated by either party at any time. Interest on the value of the reverse repurchase agreements issued and outstanding is based upon competitive market rates determined at the time of issuance. A Fund may utilize reverse repurchase agreements when it is anticipated that the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction. Reverse repurchase agreements involve leverage risk and also the risk that the market value of the securities that a Fund is obligated to repurchase under the agreement may decline below the repurchase price.

For financial reporting purposes, cash received in exchange for securities delivered plus accrued interest payments to be made to the counterparty is recorded as a liability in the Statements of Assets and Liabilities at face value including accrued interest. Due to the short-term nature of the reverse repurchase agreements, face value approximates fair value. Interest payments made by the Funds to the counterparties are recorded as a component of interest expense in the Statements of Operations. In periods of increased demand for the security, a Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund.

Treasury Roll Transactions: Certain Funds may enter into treasury roll transactions. In a treasury roll transaction, a Fund sells a Treasury security to a counterparty with a simultaneous agreement to repurchase the same security at an agreed upon price and future settlement date. A Fund receives cash from the sale of the Treasury security to use for other investment purposes. The difference between the sale price and repurchase price represents net interest income or net interest expense reflective of an agreed upon rate between a Fund and the counterparty over the term of the borrowing. For U.S. GAAP purposes, a treasury roll transaction is accounted for as a secured borrowing and not as a purchase or sale. During the term of the borrowing, interest income from the Treasury security and the related interest expense on the secured borrowing is recorded by a Fund on an accrual basis. A Fund will benefit from the transaction if the income earned on the investment purchased with the cash received in the treasury roll transaction exceeds the interest expense incurred by a Fund. If the interest expense exceeds the income earned, a Fund’s net investment income and dividends to shareholders may be adversely impacted. Treasury roll transactions involve the risk that the market value of the securities that a Fund is required to repurchase may decline below the agreed upon repurchase price of those securities.

For the year ended December 31, 2014, the average amount of reverse repurchase agreements outstanding and the daily weighted average interest rate for the Funds were as follows:

	Balanced Capital	High Yield	Total Return	U.S. Government Bond
Average Borrowings	$26,105,357	$985,888	$13,351,964	$19,789,172
Daily Weighted Average Interest Rate	(0.17)%	0.59%	(0.09)%	(0.10)%

Repurchase, reverse repurchase transactions, borrowed bond agreements and treasury roll transactions are entered into by the Funds under an MRA, which permit the Funds, under certain circumstances, including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due to or from the Funds. With reverse repurchase transactions, borrowed bond agreements and treasury roll transactions, typically the Funds and the counterparties are permitted to sell, repledge, or use the collateral associated with the transaction. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of the MRA counterparty’s bankruptcy or insolvency. Pursuant to the terms of the MRA, the Funds receive or post securities as collateral with a market value in excess of the repurchase price to be paid or received by the Funds upon the maturity of the transaction. Upon a bankruptcy or insolvency of the MRA counterparty, the Funds are considered unsecured creditors with respect to excess collateral and, as such, the return of excess collateral may be delayed.

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Notes to Financial Statements (continued)

As of December 31, 2014, the following tables are a summary of the Funds’ open reverse repurchase agreements by counterparty which are subject to offset under an MRA on a net basis:

Counterparty	Reverse Repurchase Agreements	Fair Value of Non-cash Collateral Pledged Including Accrued Interest[1]	Cash Collateral Pledged	Net Amount
Balanced Capital
BNP Paribas Securities Corp.	$5,292,223	$(5,287,264)	—	$4,959
Deutsche Bank Securities, Inc.	10,079,738	(10,086,033)	—	(6,295)
Merrill Lynch, Pierce, Fenner & Smith, Inc.	13,033,858	(13,024,684)	—	9,174
RBC Capital Markets, LLC	5,043,918	(5,048,201)	—	(4,283)

Total	$33,449,737	$(33,446,182)	—	$3,555

Total Return
BNP Paribas Securities Corp.	$2,501,730	$(2,502,867)	—	$(1,137)
Deutsche Bank Securities, Inc.	3,615,938	(3,618,296)	—	(2,358)
Merrill Lynch, Pierce, Fenner & Smith, Inc.	5,328,367	(5,326,538)	—	1,829
RBC Capital Markets, LLC	2,017,574	(2,019,405)	—	(1,831)

Total	$13,463,609	$(13,467,106)	—	$(3,497)

U.S. Government Bond
BNP Paribas Securities Corp.	$8,538,186	$(8,535,043)	—	$3,143
Credit Suisse Securities (USA) LLC	4,599,901	(4,602,382)	—	(2,481)
Merrill Lynch, Pierce, Fenner & Smith, Inc.	6,165,255	(6,161,760)	—	3,495
RBC Capital Markets, LLC	12,375,286	(12,395,214)	—	(19,928)

Total	$31,678,628	$(31,694,399)	—	$(15,771)

[1]	Net exposure represents the net receivable (payable) that would be due from/to the counterparty in the event of default.

In the event the counterparty of securities under an MRA files for bankruptcy or becomes insolvent, a Fund’s use of the proceeds of the agreement may be restricted while the other party, or its trustee or receiver, determines whether or not to enforce the Fund’s obligation to repurchase the securities.

Short Sales: Certain Funds may enter into short sale transactions in which a Fund sells a security it does not hold in anticipation of a decline in the market price of that security. When a Fund makes a short sale, it will borrow the security sold short (borrowed bond) and deliver it to the counterparty to which it sold the security short. An amount equal to the proceeds received by a Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the market value of the short sale. A Fund is required to repay the counterparty any dividends or interest received on the security sold short, which is shown as dividend or interest expense in the Statements of Operation. A Fund may pay a fee on the assets borrowed from the counterparty, which is shown as stock loan fees in the Statements of Operations. A Fund maintains a segregated account of securities or deposits cash with the broker-dealer as collateral for the short sales. A Fund may receive interest on its cash collateral deposited with the broker-dealer. A Fund is exposed to market risk based on the amount, if any, that the market value of the security increases beyond the market value at which the position was sold. Thus, a short sale of a security involves the risk that instead of declining, the price of the security sold short will rise. The short sale of securities involves the possibility of a theoretically unlimited loss since there is a theoretically unlimited potential for the market price of the security sold short to increase. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited as to the dollar amount, will be recognized upon the termination of a short sale if the market price is less than or greater than the proceeds originally received. There is no assurance a Fund will be able to close out a short position at a particular time or at an acceptable price.

Securities Lending: Certain Funds may lend their securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by the Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter, at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund on the next business day. During the term of the loan, the Fund is entitled to all distributions made on or in respect of the loaned securities. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The market value of securities on loan and the value of the related collateral are shown separately in the Statements of Assets and Liabilities as a component of investments at value - unaffiliated, and collateral on securities loaned at value, respectively. As of December 31, 2014, any securities on

132	BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2014

Notes to Financial Statements (continued)

loan were collateralized by cash. The cash collateral invested by the securities lending agent, BlackRock Investment Management, LLC (“BIM”), if any, is disclosed in the Schedules of Investments.

Securities lending transactions are entered into by a Fund under Master Securities Lending Agreements (each, an “MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, the borrower can resell or re-pledge the loaned securities, and the Fund can reinvest cash collateral, or, upon an event of default, resell or re-pledge the collateral.

As of December 31, 2014, the following tables are a summary of the Funds’ securities lending agreements by counterparty which are subject to offset under an MSLA:

Balanced Capital
Counterparty	Securities Loaned at Value	Cash Collateral Received[1]	Net Amount
Morgan Stanley	$540,150	$(540,150)	—

Capital Appreciation
Counterparty
Goldman Sachs & Co.	$2,093,185	$(2,093,185)	—
Morgan Stanley	1,457,963	(1,457,963)	—

Total	$3,551,148	$(3,551,148)	—

Global Allocation
Counterparty
Citigroup Global Markets, Inc.	$75,700	$(75,700)	—
Goldman Sachs & Co.	6,422	(6,422)	—
JP Morgan Securities LLC	111,763	(111,763)	—
Morgan Stanley	413,297	(413,297)	—
Nomura Securities International, Inc.	44,627	(44,627)	—
UBS Securities LLC	101,735	(101,735)	—

Total	$753,544	$(753,544)	—

[1]

Collateral with a value of $561,281, $3,648,890 and $785,664 has been received in connection with securities lending agreements. Collateral received in excess of the value of securities loaned from the individual counterparty is not shown for financial reporting purposes.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Funds benefit from a borrower default indemnity provided by BIM. BIM’s indemnity allows for full replacement of the securities lent if the collateral received does not cover the value on the securities loaned in the event of borrower default. Each Fund could suffer a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received.

4. Derivative Financial Instruments:

Certain Funds engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Funds and/or to economically hedge their exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risk (e.g., inflation risk). These contracts may be transacted on an exchange or OTC.

Financial Futures Contracts: Certain Funds purchase and/or sell financial futures contracts and options on financial futures contracts to gain exposure to, or economically hedge against, changes in interest rates (interest rate risk), changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk). Financial futures contracts are agreements between a Fund and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and at a specified date. Depending on the terms of the particular contract, financial futures contracts are settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date.

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Notes to Financial Statements (continued)

Upon entering into a financial futures contract, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Securities deposited as initial margin are designated on the Schedules of Investments and cash deposited, if any, is recorded on the Statements of Assets and Liabilities as cash pledged for financial futures contracts. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin. Variation margin is recorded by the Funds as unrealized appreciation or depreciation, and if applicable, as a receivable or payable for variation margin in the Statements of Assets and Liabilities.

When the contract is closed, the Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of financial futures contracts involves the risk of an imperfect correlation in the movements in the price of financial futures contracts, interest or foreign currency exchange rates and the underlying assets.

Forward Foreign Currency Exchange Contracts: Certain Funds enter into forward foreign currency exchange contracts as an economic hedge against either specific transactions or portfolio instruments or to obtain exposure to or hedge exposure away from foreign currencies (foreign currency exchange rate risk). A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. Foreign currency exchange contracts, when used by a Fund, help to manage the overall exposure to the currencies in which some of the investments held by the Fund are denominated. The contract is marked-to-market daily and the change in market value is recorded by a Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The use of forward foreign currency exchange contracts involves the risk that the value of a forward foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies.

Options: Certain Funds purchase and write call and put options to increase or decrease their exposure to underlying instruments (including equity risk, interest rate risk and/or commodity price risk) and/or, in the case of options written, to generate gains from options premiums. A call option gives the purchaser (holder) of the option the right (but not the obligation) to buy, and obligates the seller (writer) to sell (when the option is exercised) the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. When the Funds purchase (write) an option, an amount equal to the premium paid (received) by the Funds is reflected as an asset (liability). The amount of the asset (liability) is subsequently marked-to-market to reflect the current market value of the option purchased (written). When an instrument is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the instrument acquired or deducted from (or added to) the proceeds of the instrument sold. When an option expires (or the Funds enter into a closing transaction), the Funds realize a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premiums received or paid). When the Funds write a call option, such option is “covered,” meaning that the Funds hold the underlying instrument subject to being called by the option counterparty. When the Funds write a put option, such option is covered by cash in an amount sufficient to cover the obligation.

Swaptions are similar to options on securities except that instead of selling or purchasing the right to buy or sell a security, the writer or purchaser of the swaptions is granting or buying the right to enter into a previously agreed upon interest rate or credit default swap agreement (interest rate risk and/or credit risk) at any time before the expiration of the option.

Certain Funds also purchase or sell listed or OTC foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies (foreign currency exchange rate risk). When foreign currency is purchased or sold through an exercise of a foreign currency option, the related premium paid (or received) is added to (or deducted from) the basis of the foreign currency acquired or deducted from (or added to) the proceeds of the foreign currency sold (receipts from the foreign currency purchased). Such transactions may be effected with respect to hedges on non-US dollar denominated instruments owned by the Funds but not yet delivered, or committed or anticipated to be purchased by the Funds.

Certain Funds may also purchase and write a variety of options with non-standard payout structures or other features (“barrier options”). Barrier options are generally traded OTC. The Funds may invest in various types of barrier options including down-and-in options. Down-and-in options expire worthless to the purchaser of the option unless the price of the underlying instrument falls below a specific barrier price level prior to the option’s expiration date.

In purchasing and writing options, the Funds bear the risk of an unfavorable change in the value of the underlying instrument or the risk that the Funds may not be able to enter into a closing transaction due to an illiquid market. Exercise of a written option could result in the Funds purchasing or selling a security when it otherwise would not, or at a price different from the current market value.

134	BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2014

Notes to Financial Statements (continued)

For the year ended December 31, 2014, transactions in options written were as follows:

Balanced Capital
	Calls			Puts
	Contracts	Notional Value (000)[1]	Premiums Received	Contracts	Notional Value (000)[1]	Premiums Received
Outstanding options, beginning of year	—	—	—	90	$490,000	$19,214
Options written	143	$54,294	$155,663	543	35,063	309,868
Options expired	(111)	(2,030)	(18,258)	(258)	(492,060)	(90,657)
Options closed	(24)	(23,998)	(65,285)	(368)	(23,050)	(176,557)

Outstanding options, end of year	8	$28,266	$72,120	7	$9,953	$61,868

Global Allocation
Outstanding options, beginning of year	9,292	—	$149,302	17,735	$22,108	$332,465
Options written	1,221,799	$52,110	1,596,775	2,023,892	15,574	3,046,286
Options exercised	(19,574)	—	(101,079)	(8,814)	—	(56,319)
Options expired	(107,337)	—	(139,363)	(130,133)	—	(300,184)
Options closed	(586,007)	(41,687)	(1,084,794)	(770,576)	(37,682)	(2,393,308)

Outstanding options, end of year	518,173	$10,423	$420,841	1,132,104	—	$628,940

As of December 31, 2014, for Global Allocation, the value of portfolio holdings subject to covered call options written was $ 6,529,557.

Total Return
Outstanding options, beginning of year	—	—	—	36	$200,000	$7,772
Options written	43	$18,250	$49,412	208	11,773	108,140
Options expired	(41)	(680)	(6,511)	(84)	(200,690)	(30,558)
Options closed	—	(7,989)	(19,673)	(158)	(7,820)	(65,432)

Outstanding options, end of year	2	$9,581	$23,228	2	$3,263	$19,922

U.S. Government Bond
Outstanding options, beginning of year	—	$2,800	$78,633	—	$43,000	$307,674
Options written	53	9,068	267,439	489,281	9,018	345,791
Options expired	(49)	—	(7,941)	(166)	(2,300)	(117,100)
Options closed	(4)	(4,057)	(127,431)	(489,115)	(40,760)	(294,781)

Outstanding options, end of year	—	$7,811	$210,700	—	$8,958	$241,584

[1] Amount shown is in the currency in which the transaction was denominated.

Swaps: Certain Funds enter into swap agreements in which a Fund and a counterparty agree either to make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are privately negotiated in the OTC market and may be entered into as a bilateral contract (“OTC swaps”) or centrally cleared (“centrally cleared swaps”). Swaps are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation).

For OTC swaps, any upfront premiums paid are recorded as assets and any upfront fees received are recorded as liabilities and are shown as swap premiums paid and swap premiums received, respectively, in the Statements of Assets and Liabilities and amortized over the term of the OTC swap. Payments received or made by the Funds for OTC swaps are recorded in the Statements of Operations as realized gains or losses, respectively. When an OTC swap is terminated, the Funds will record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Funds’ basis in the contract, if any. Generally, the basis of the contract is the premium received or paid.

In a centrally cleared swap, immediately following execution of the swap agreement, the swap agreement is novated to a central counterparty (the “CCP”) and the Fund’s counterparty on the swap agreement becomes the CCP. The Fund is required to interface with the CCP through a broker. Upon entering into a centrally cleared swap, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are designated on the Schedules of Investments and cash deposited is recorded on the Statements of Assets and Liabilities as cash pledged for centrally cleared swaps. The daily change in valuation of centrally cleared swaps is recorded as a receivable or payable for variation margin in the Statements of Assets and Liabilities. Payments received from (paid to) the counterparty, including at termination, are recorded as realized gain (loss) in the Statements of Operations.

Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

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Notes to Financial Statements (continued)

•

Credit default swaps — Certain Funds enter into credit default swaps to manage their exposure to the market or certain sectors of the market, to reduce their risk exposure to defaults of corporate and/or sovereign issuers or to create exposure to corporate and/or sovereign issuers to which they are not otherwise exposed (credit risk). The Funds may either buy or sell (write) credit default swaps on single-name issuers (corporate or sovereign), a combination or basket of single-name issuers or traded indexes. Credit default swaps on single-name issuers are agreements in which the protection buyer pays fixed periodic payments to the seller in consideration for a guarantee from the protection seller to make a specific payment should a negative credit event take place with respect to the referenced entity (e.g., bankruptcy, failure to pay, obligation accelerators, repudiation, moratorium or restructuring). Credit default swaps on traded indexes are agreements in which the buyer pays fixed periodic payments to the seller in consideration for a guarantee from the seller to make a specific payment should a write-down, principal or interest shortfall or default of all or individual underlying securities included in the index occur. As a buyer, if an underlying credit event occurs, the Funds will either (i) receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising the index or (ii) receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index. As a seller (writer), if an underlying credit event occurs, the Funds will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising the index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index.

•

Total return swaps — Certain Funds enter into total return swaps to obtain exposure to a security or market without owning such security or investing directly in that market or to transfer the risk/return of one market (e.g., fixed income) to another market (e.g., equity or commodity prices) (equity risk, commodity price risk and/or interest rate risk). Total return swaps are agreements in which there is an exchange of cash flows whereby one party commits to make payments based on the total return (coupons plus capital gains/losses) of an underlying instrument in exchange for fixed or floating rate interest payments. To the extent the total return of the instrument or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Funds will receive a payment from or make a payment to the counterparty.

•

Interest rate floors — Certain Funds enter into interest rate floors to gain or reduce exposure to interest rates (interest rate risk). Floors are agreements whereby one party agrees to make payments to the other, in return for a premium, to the extent that interest rates indexes fall below a specified rate, or “floor”. When the Fund purchases (writes) a cap or floor, an amount equal to the premium paid (received) by the Fund is reflected as an asset (liability). The amount of the asset (liability) is subsequently marked to market to reflect the current value of the cap or floor. The maximum potential amount of future payments that a Fund would be required to make under an interest rate floor would be the notional amount times the percentage increase in interest rates determined by the difference between the interest rates index’s current value and the value at the time the floor was entered into. For financial reporting purposes, these securities are classified as swaps.

•

Interest rate swaps — Certain Funds enter into interest rate swaps to gain or reduce exposure to interest rates or to manage duration, the yield curve or interest rate risk by economically hedging the value of the fixed rate bonds, which may decrease when interest rates rise (interest rate risk). Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating, for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time.

•

Forward interest rate swaps — Certain Funds may enter into forward interest rate swaps and forward total return swaps. In a forward swap, each Fund and the counterparty agree to make either periodic net payments beginning on a specified future effective date or a net payment at termination, unless terminated earlier.

The following is a summary of the Funds’ derivative financial instruments categorized by risk exposure:

Fair Values of Derivative Financial Instruments as of December 31, 2014
		Balanced Capital		Global Allocation
		Value
	Statements of Assets and Liabilities Location	Derivative Assets	Derivative Liabilities	Derivative Assets	Derivative Liabilities
Interest rate contracts	Net unrealized appreciation/depreciation[1]; Unrealized appreciation/depreciation on OTC swaps; Swap premiums paid/received; Investments at value — unaffiliated[2]	$561,703	$392,527	$342,957	$88,076
Foreign currency exchange contracts	Unrealized appreciation/depreciation on forward foreign currency exchange contracts[1]	319,187	45,492	1,483,019	82,331
Credit contracts	Unrealized appreciation/depreciation on OTC swaps[1]; Swap premiums paid/received	252,168	306,891	101,014	—
Equity contracts	Unrealized appreciation/depreciation on OTC swaps; Investments at value — unaffiliated[2]	—	—	3,368,932	1,559,775
Commodity contracts	Investments at value — unaffiliated[2]; Options written at value	—	—	27,971	31,179
Total		$1,133,058	$744,910	$5,323,893	$1,761,361

[1]

Includes cumulative appreciation/depreciation on financial futures contracts and centrally cleared swaps, if any, as reported in the Schedules of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

[2]	Includes options purchased at value as reported in the Schedules of Investments.

136	BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2014

Notes to Financial Statements (continued)

Fair Values of Derivative Financial Instruments as of December 31, 2014
		High Yield		Total Return		U.S. Government Bond
		Value
	Statements of Assets and Liabilities Location	Derivative Assets	Derivative Liabilities	Derivative Assets	Derivative Liabilities	Derivative Assets	Derivative Liabilities
Interest rate contracts	Net unrealized appreciation/depreciation[1]; Unrealized appreciation/depreciation on OTC swaps; Swap premiums paid/received; Investments at value — unaffiliated[2]	—	—	$221,923	$161,812	$308,015	$743,970
Foreign currency exchange contracts	Net unrealized appreciation/depreciation[1]; Unrealized appreciation/depreciation on forward foreign currency exchange contracts; Investments at value — unaffiliated[2]	$202,017	$5,582	109,757	10,580	113,681	2,479
Credit contracts	Unrealized appreciation/depreciation on OTC swaps[1]; Swap premiums paid/received	—	3,211	51,351	61,763	—	—
Equity contracts	Investments at value — unaffiliated[1]	—	107,857	—	—	—	—
Total		$202,017	$116,650	$383,031	$234,155	$421,696	$746,449

[1]

Includes cumulative appreciation/depreciation on financial futures contracts and centrally cleared swaps, if any, as reported in the Schedules of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

[2]	Includes options purchased at value as reported in the Schedules of Investments.

The Effect of Derivative Financial Instruments in the Statements of Operations Year Ended December 31, 2014
	Balanced Capital	Capital Appreciation	Global Allocation	Balanced Capital	Capital Appreciation	Global Allocation
	Net Realized Gain (Loss) From			Net Change in Unrealized Appreciation/Depreciation on
Interest rate contracts:
Financial futures contracts	$(86,814)	—	—	$(236,886)	—	—
Swaps	(561,719)	—	$28,456	(19,561)	—	$128,108
Options[3]	(313,820)	—	(74,421)	(144,340)	—	119,960
Foreign currency exchange contracts:
Foreign currency transactions/translations	329,817	$(39,760)	2,915,344	308,127	$(94,775)	914,792
Financial futures contracts	—	—	—	—	—	—
Options[3]	—	—	263,974	—	—	(85,172)
Credit contracts:
Swaps	129,600	—	(37,225)	138,584	—	130,142
Equity contracts:
Financial futures contracts	18,143	—	(1,679,410)	—	—	346,511
Options[3]	49,525	—	(867,453)	—	—	1,043,482
Swaps	—	—	(17,233)	—	—	12,736
Commodity contracts:
Options[3]	—	—	(50,114)	—	—	(62,313)
Total	$(435,268)	$(39,760)	$481,918	$45,924	$(94,775)	$2,548,246

	The Effect of Derivative Financial Instruments in the Statements of Operations Year Ended December 31, 2014
	High Yield	Total Return	U.S. Government Bond	High Yield	Total Return	U.S. Government Bond
	Net Realized Gain (Loss) From			Net Change in Unrealized Appreciation/Depreciation on
Interest rate contracts:
Financial futures contracts	—	$(178,940)	$(205,742)	—	$(69,232)	$(95,027)
Swaps	—	(144,592)	489,211	—	(11,431)	(1,069,204)
Options[3]	—	(100,695)	40,150	—	(53,269)	(130,712)
Foreign currency exchange contracts:
Foreign currency transactions/translations	$240,032	(22,714)	114,733	$281,561	112,912	92,656
Options[3]	—	—	65,987	—	—	5,999
Credit contracts:
Swaps	(252,363)	81,906	1,628	96,427	(391)	—
Equity contracts:
Financial futures contracts	(199,762)	—	—	(85,756)	—	—
Options[3]	15,360	19,438	—	—	—	—
Total	$(196,733)	$(345,597)	$505,967	$292,232	$(21,411)	$(1,196,288)

[3]	Options purchased are included in the net realized gain (loss) from investments and net change in unrealized appreciation/depreciation on investments.

BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2014	137

Notes to Financial Statements (continued)

For the year ended December 31, 2014, the average quarterly balances of outstanding derivative financial instruments were as follows:

	Balanced Capital	Capital Appreciation	Global Allocation	High Yield	Total Return	U.S. Government Bond
Financial futures contracts:
Average notional value of contracts purchased	$37,650,266	—	$637,591	—	$9,469,565	$8,675,099
Average notional value of contracts sold	$38,347,538	—	$17,502,974	$2,077,504	$13,691,637	$24,244,684
Forward foreign currency exchange contracts:
Average USD amounts purchased	$6,324,784	$699,808	$36,011,931	$4,791,172	$874,850	$2,503,843
Average USD amounts sold	$2,770,451	—	$5,949,704	$329,685	$324,172	827,988
Options:
Average market value of option contracts purchased	$86,928	—	$2,810,768	—	$29,818	$39,643
Average market value of option contracts written	$14,773	—	$1,212,822	—	$5,069	$9,073
Average notional value of swaption contracts purchased	$18,795,497	—	$66,015,788	—	$6,349,605	$12,178,652
Average notional value of swaption contracts written	$12,053,806	—	$11,435,750	—	$4,075,098	$12,886,500
Credit default swaps:
Average notional value — buy protection	$3,379,882	—	$1,367,750	$13,500	$1,225,037	—
Average notional value — sell protection	$4,468,036	—	—	$1,111,250	$1,312,036	—
Interest rate swaps:
Average notional value — pays fixed rate	$19,262,425	—	$17,884,500	—	$6,017,669	$22,938,750
Average notional value — receives fixed rate	$9,513,685	—	$8,242,495	—	$3,694,989	$19,625,000
Inflation index floors:
Average notional value	$44,042,500	—	—	—	$16,475,000	—
Total return swaps:
Average notional value	—	—	$981,134	—	—	$1,674,290

Counterparty Credit Risk: A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

A Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by such Fund. For OTC options purchased, each Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by such Fund should the counterparty fail to perform under the contracts. Options written by the Funds do not typically give rise to counterparty credit risk, as options written generally obligate the Funds, and not the counterparty, to perform.

With exchange-traded options purchased and futures and centrally cleared swaps, there is less counterparty credit risk to the Funds since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency) of the clearing broker or clearinghouse. Additionally, credit risk exists in exchange-traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.

In order to better define its contractual rights and to secure rights that will help the Funds mitigate their counterparty risk, a Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its counterparties. An ISDA Master Agreement is a bilateral agreement between each Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, each Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. Bankruptcy or insolvency laws of a particular jurisdiction may restrict or prohibit the right of offset in bankruptcy, insolvency or other events. In addition, certain ISDA Master Agreements allow counterparties to terminate derivative contracts prior to maturity in the event a Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA Master Agreements. The result would cause the Fund to accelerate payment of any net liability owed to the counterparty.

Collateral Requirements: For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by a Fund and the counterparty.

Cash collateral that has been pledged to cover obligations of a Fund and cash collateral received from the counterparty, if any, is reported separately on the Statements of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by a Fund, if any, is noted in the Schedules of Investments. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer

138	BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2014

Notes to Financial Statements (continued)

amount threshold (typically either $250,000 or $500,000) before a transfer is required, which is determined at the close of business of the Fund. Any additional required collateral is delivered to/pledged by the Fund on the next business day. Typically, the Funds and counterparties are not permitted to sell, repledge or use the collateral they receive. To the extent amounts due to the Fund from its counterparties are not fully collateralized, the Fund bears the risk of loss from counterparty non-performance. Likewise, to the extent a Fund has delivered collateral to a counterparty and stands ready to perform under the terms of its agreement with such counterparty, a Fund bears the risk of loss from a counterparty in the amount of the value of the collateral in the event the counterparty fails to return such collateral.

For financial reporting purposes, the Funds do not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Statements of Assets and Liabilities.

As of December 31, 2014, certain Funds’ derivative assets and liabilities (by type) are as follows:

Balanced Capital	Assets	Liabilities
Derivative Financial Instruments:
Financial futures contracts	$27,304	$10,697
Forward foreign currency exchange contracts	319,187	45,492
Options	169,742 [1]	135,593
Swaps - centrally cleared	2,554	—
Swaps - OTC[2]	331,284	445,321

Total derivative assets and liabilities in the Statements of Assets and Liabilities	850,071	637,103
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(74,608)	(12,135)

Total derivative assets and liabilities subject to an MNA	$775,463	$624,968

Global Allocation
Derivative Financial Instruments:
Financial futures contracts	$81,414	$2,260
Forward foreign currency exchange contracts	1,364,855	82,331
Options	3,630,133 [1]	1,499,825
Swaps - centrally cleared	10,599	—
Swaps - OTC[2]	173,403	—

Total derivative assets and liabilities in the Statements of Assets and Liabilities	5,260,404	1,584,416
Derivatives not subject to an MNA	(95,739)	(44,745)

Total derivative assets and liabilities subject to an MNA	$5,164,665	$1,539,671

High Yield
Derivative Financial Instruments:
Financial futures contracts	$33,765	—
Forward foreign currency exchange contracts	202,017	$5,582
Swaps - centrally cleared	1,499	—

Total derivative assets and liabilities in the Statements of Assets and Liabilities	237,281	5,582
Derivatives not subject to an MNA	(35,264)	—

Total derivative assets and liabilities subject to an MNA	$202,017	$5,582

Total Return
Derivative Financial Instruments:
Financial futures contracts	$8,977	$3,452
Forward foreign currency exchange contracts	109,757	10,580
Options	57,125 [1]	43,568
Swaps - centrally cleared	771	—
Swaps - OTC[2]	90,239	137,817

Total derivative assets and liabilities in the Statements of Assets and Liabilities	266,869	195,417
Derivatives not subject to an MNA	(26,504)	(3,816)

Total derivative assets and liabilities subject to an MNA	$240,365	$191,601

[1]	Includes options purchased at value which is included in Investments at value — unaffiliated in the Statements of Assets and Liabilities and reported in the Schedules of Investments.

[2]	Includes unrealized appreciation/depreciation on OTC swaps and swap premiums paid/received in the Statements of Assets and Liabilities.

BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2014	139

Notes to Financial Statements (continued)

U.S. Government Bond	Assets	Liabilities
Derivative Financial Instruments:
Financial futures contracts	$12,714	$10,085
Forward foreign currency exchange contracts	94,727	2,071
Options	212,3871	478,306
Swaps — centrally cleared	—	8,595
Swaps — OTC[2]	66,186	15,840

Total derivative assets and liabilities in the Statements of Assets and Liabilities	386,014	514,897
Derivatives not subject to an MNA	(30,289)	(18,680)

Total derivative assets and liabilities subject to an MNA	$355,725	$496,217

[1]	Includes options purchased at value which is included in Investments at value — unaffiliated in the Statements of Assets and Liabilities and reported in the Schedules of Investments.

[2]	Includes unrealized appreciation/depreciation on OTC swaps and swap premiums paid/received in the Statements of Assets and Liabilities.

As of December 31, 2014, the following tables present the Funds’ derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received and pledged by each Fund:

Balanced Capital
Counterparty	Derivative Assets Subject to MNA by Counterparty	Derivatives Available for Offset[3]	Non-cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets[4]
Bank of America N.A.	$18,461	$(18,461)	—	—	—
BNP Paribas S.A.	60,557	(872)	—	—	$59,685
Citibank N.A.	125,682	(125,682)	—	—	—
Credit Suisse International	58,383	(58,383)	—	—	—
Deutsche Bank AG	53,544	(53,544)	—	—	—
Goldman Sachs International	107,056	(107,056)	—	—	—
JPMorgan Chase Bank N.A.	197,502	(22,049)	—	—	175,453
Morgan Stanley Capital Services LLC	14,858	(2,461)	—	—	12,397
Royal Bank of Scotland PLC	124,416	(124,416)	—	—	—
UBS AG	15,004	(872)	—	—	14,132

Total	$775,463	$(513,796)	—	—	$261,667

Balanced Capital
Counterparty	Derivative Liabilities Subject to MNA by Counterparty	Derivatives Available for Offset[3]	Non-cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities[5]
Bank of America N.A.	$31,549	$(18,461)	—	—	$13,088
Barclays Bank PLC	1,729	—	—	—	1,729
BNP Paribas S.A.	872	(872)	—	—	—
Citibank N.A.	153,244	(125,682)	—	—	27,562
Credit Suisse International	85,956	(58,383)	—	—	27,573
Deutsche Bank AG	76,286	(53,544)	—	—	22,742
Goldman Sachs International	120,216	(107,056)	—	—	13,160
JPMorgan Chase Bank N.A.	22,049	(22,049)	—	—	—
Morgan Stanley Capital Services LLC	2,461	(2,461)	—	—	—
Royal Bank of Scotland PLC	129,734	(124,416)	—	—	5,318
UBS AG	872	(872)	—	—	—

Total	$624,968	$(513,796)	—	—	$111,172

[3]	The amount of derivatives available for offset is limited to the amount of assets and/or liabilities that are subject to an MNA.

[4]	Net amount represents the net amount receivable from the counterparty.

[5]	Net amount represents the net amount payable due to the counterparty in the event of default.

140	BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2014

Notes to Financial Statements (continued)

Global Allocation
Counterparty	Derivative Assets Subject to MNA by Counterparty	Derivatives Available for Offset[1]	Non-cash Collateral Received	Cash Collateral Received[2]	Net Amount of Derivative Assets[3]
Bank of America N.A.	$468,240	$(166,923)	—	—	$301,317
Barclays Bank PLC	423,669	(224,707)	—	—	198,962
BNP Paribas S.A.	324,033	(26,924)	—	—	297,109
Brown Brothers Harriman & Co.	543	—	—	—	543
Citibank N.A.	805,995	(402,802)	—	—	403,193
Credit Suisse International	387,881	(25,858)	—	—	362,023
Deutsche Bank AG	809,829	(110,547)	—	$(600,000)	99,282
Goldman Sachs International	825,309	(346,249)	—	(479,060)	—
HSBC Bank USA N.A.	127,007	(8,687)	—	—	118,320
JPMorgan Chase Bank N.A.	337,207	(52,343)	—	—	284,864
Morgan Stanley & Co. International PLC	285,867	(104,401)	—	—	181,466
Morgan Stanley Capital Services LLC	158,921	—	—	—	158,921
UBS AG	210,164	(70,230)	—	—	139,934

Total	$5,164,665	$(1,539,671)	—	$(1,079,060)	$2,545,934

Counterparty	Derivative Liabilities Subject to MNA by Counterparty	Derivatives Available for Offset[1]	Non-cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities[4]
Bank of America N.A.	$166,923	$(166,923)	—	—	—
Barclays Bank PLC	224,707	(224,707)	—	—	—
BNP Paribas S.A.	26,924	(26,924)	—	—	—
Citibank N.A.	402,802	(402,802)	—	—	—
Credit Suisse International	25,858	(25,858)	—	—	—
Deutsche Bank AG	110,547	(110,547)	—	—	—
Goldman Sachs International	346,249	(346,249)	—	—	—
HSBC Bank USA N.A.	8,687	(8,687)	—	—	—
JPMorgan Chase Bank N.A.	52,343	(52,343)	—	—	—
Morgan Stanley & Co. International PLC	104,401	(104,401)	—	—	—
UBS AG	70,230	(70,230)	—	—	—

Total	$1,539,671	$(1,539,671)	—	—	—

High Yield
Counterparty	Derivative Assets Subject to MNA by Counterparty	Derivatives Available for Offset[1]	Non-cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets[3]
Barclays Bank PLC	$719	—	—	—	$719
JPMorgan Chase Bank N.A.	198,231	$(4,616)	—	—	193,615
UBS AG	3,067	—	—	—	3,067

Total	$202,017	$(4,616)	—	—	$197,401

Counterparty	Derivative Liabilities Subject to MNA by Counterparty	Derivatives Available for Offset[1]	Non-cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities[4]
Goldman Sachs Bank USA	$966	—	—	—	$966
JPMorgan Chase Bank N.A.	4,616	$(4,616)	—	—	—

Total	$5,582	$(4,616)	—	—	$966

[1]	The amount of derivatives available for offset is limited to the amount of assets and/or liabilities that are subject to an MNA.

[2]	Excess of collateral received from the individual counterparty is not shown for financial reporting purposes.

[3]	Net amount represents the net amount receivable from the counterparty.

[4]	Net amount represents the net amount payable due to the counterparty in the event of default.

BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2014	141

Notes to Financial Statements (continued)

Total Return
Counterparty	Derivative Assets Subject to MNA by Counterparty	Derivatives Available for Offset[1]	Non-cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets[2]
Bank of America N.A.	$9,035	$(9,035)	—	—	—
BNP Paribas S.A.	22,244	(327)	—	—	$21,917
Citibank N.A.	41,490	(41,490)	—	—	—
Credit Suisse International	17,673	(17,673)	—	—	—
Deutsche Bank AG	24,588	(24,588)	—	—	—
Goldman Sachs International	39,517	(39,517)	—	—	—
JPMorgan Chase Bank N.A.	69,560	(7,402)	—	—	62,158
Morgan Stanley Capital Services LLC	5,497	(799)	—	—	4,698
Royal Bank of Scotland PLC	5,144	—	—	—	5,144
UBS AG	5,617	(5,617)	—	—	—

Total	$240,365	$(146,448)	—	—	$93,917

Counterparty	Derivative Liabilities Subject to MNA by Counterparty	Derivatives Available for Offset[1]	Non-cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities[3]
Bank of America N.A.	$9,604	$(9,035)	—	—	$569
Barclays Bank PLC	660	—	—	—	660
BNP Paribas S.A.	327	(327)	—	—	—
Citibank N.A.	47,840	(41,490)	—	—	6,350
Credit Suisse International	26,307	(17,673)	—	—	8,634
Deutsche Bank AG	29,603	(24,588)	—	—	5,015
Goldman Sachs Bank USA	1,183	—	—	—	1,183
Goldman Sachs International	42,160	(39,517)	—	—	2,643
JPMorgan Chase Bank N.A.	7,402	(7,402)	—	—	—
Morgan Stanley Capital Services LLC	799	(799)	—	—	—
UBS AG	25,716	(5,617)	—	—	20,099

Total	$191,601	$(146,448)	—	—	$45,153

U.S. Government Bond
Counterparty	Derivative Assets Subject to MNA by Counterparty	Derivatives Available for Offset[1]	Non-cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets[2]
Bank of America N.A.	$266	$(181)	—	—	$85
BNP Paribas S.A.	14,919	(626)	—	—	14,293
Citibank N.A.	79,969	(44,203)	—	—	35,766
Credit Suisse International	3,671	(3,671)	—	—	—
Deutsche Bank AG	169,006	(169,006)	—	—	—
JPMorgan Chase Bank N.A.	50,512	(26,337)	—	—	24,175
Morgan Stanley Capital Services LLC	20,511	(35)	—	—	20,476
Royal Bank of Canada	1,458	—	—	—	1,458
Royal Bank of Scotland PLC	5,716	—	—	—	5,716
State Street Bank and Trust Co.	3,542	—	—	—	3,542
UBS AG	6,155	—	—	—	6,155

Total	$355,725	$(244,059)	—	—	$111,666

[1]	The amount of derivatives available for offset is limited to the amount of assets and/or liabilities that are subject to an MNA.

[2]	Net amount represents the net amount receivable from the counterparty.

[3]	Net amount represents the net amount payable due to the counterparty in the event of default.

142	BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2014

Notes to Financial Statements (continued)

BlackRock U.S. Government Bond Portfolio
Counterparty	Derivative Liabilities Subject to MNA by Counterparty	Derivatives Available for Offset[1]	Non-cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities[2]
Bank of America N.A.	$181	$(181)	—	—	—
BNP Paribas S.A.	626	(626)	—	—	—
Citibank N.A.	44,203	(44,203)	—	—	—
Credit Suisse International	3,737	(3,671)	—	—	$66
Deutsche Bank AG	420,951	(169,006)	—	—	251,945
Goldman Sachs International	147	—	—	—	147
JPMorgan Chase Bank N.A.	26,337	(26,337)	—	—	—
Morgan Stanley Capital Services LLC	35	(35)	—	—	—

Total	$496,217	$(244,059)	—	—	$252,158

[1]	The amount of derivatives available for offset is limited to the amount of assets and/or liabilities that are subject to an MNA.

[2]	Net amount represents the net amount payable due to the counterparty in the event of default.

5. Investment Advisory Agreements and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate, for 1940 Act purposes, of BlackRock, Inc. (“BlackRock”).

The Company, on behalf of the Funds, entered into an Investment Advisory Agreement with the Manager, the Funds’ investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of each Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services to the operations of each Fund. For such services, the Fund pays the Manager a monthly fee based on the percentage of the eight combined Funds’ average daily net assets at the following annual rates:

Average Daily Net Assets of the Eight Combined Funds	Investment Advisory Fee
First $250 Million	0.50%
$250 Million — $300 Million	0.45%
$300 Million — $400 Million	0.40%
$400 Million — $800 Million	0.35%
Greater than $800 Million	0.30%

The portion of the assets of a Fund to which the rate of each breakpoint level applies will be determined on a “uniform percentage” basis. The uniform percentage applicable to a breakpoint level is determined by dividing the amount of the aggregate average daily net assets of the eight Combined Funds that falls within that breakpoint level by the aggregate average daily net assets of the eight Combined Funds. The amount of the fee for a Fund at each breakpoint level is determined by multiplying the average net assets of that Fund by the uniform percentage applicable to that breakpoint level and multiplying the product by the applicable advisory fee rate.

The Manager, for Global Allocation, provides investment management and other services to the Subsidiary. The Manager does not receive separate compensation from the Subsidiary for providing investment management or administrative services. However, the Global Allocation pays the Manager based on the Fund’s net assets, which includes the assets of the Subsidiary.

The Manager entered into a sub-advisory agreement with respect to certain Funds with BlackRock Financial Management, Inc. (“BFM”) and BIM as applicable, each affiliates of the Manager, as follows:

	Balanced Capital	Capital Appreciation	Global Allocation	High Yield	Large Cap Core	Total Return	U.S. Government Bond
Sub-Advisor	BIM and BFM	BIM	BIM	BFM	BIM	BFM	BFM

Prior to July 1, 2014, BIM and BFM, each affiliates of the Manager, served as a sub-advisor to the Funds as noted above pursuant to sub-advisory agreements with the Manager, and received for its services a monthly fee from the Manager at an annual rate equal to a percentage of the investment advisory fees paid by each Fund to the Manager under the Investment Advisory Agreement. Effective July 1, 2014, the sub-advisory agreements between the Manager and BIM and BFM, with respect to each Fund, expired/terminated.

The Company, on behalf of the Funds, entered into a Distribution Agreement and a Distribution Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager.

BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2014	143

Notes to Financial Statements (continued)

The Manager contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Funds’ business. The Manager has agreed not to reduce or discontinue this contractual waiver or reimbursement prior to May 1, 2015 unless approved by the Board, including a majority of Independent Directors. Prior to May 1, 2014 this waiver and/or reimbursement was voluntary.

The current expense limitations as a percentage of net assets is as follows:

Balanced Capital	Capital Appreciation	Global Allocation	High Yield	Large Cap Core	Money Market	Total Return	U.S. Government Bond
0.50%	0.57%	0.57%	0.50%	0.50%	0.50%	0.50%	0.50%

The following Fund had waivers that are included in fees waived by Manager in the Statements of Operations. For the year ended December 31, 2014, the amounts were as follows:

	Global Allocation	High Yield	Total Return	U.S. Government Bond
Fees Waived by Manager	$30,514	$87,715	$92,287	$73,662

The Manager and BRIL voluntarily agreed to waive a portion of management fees to enable the Money Market to maintain minimum levels of daily net investment income. This amount of $307,430 is reported in the Statements of Operations as fees waived by Manager. The Manager and BRIL may discontinue the waiver or reimbursement at any time.

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees certain Funds pay to the Manager indirectly through their investment in affiliated money market funds. However, the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid through certain Funds’ investment in other affiliated investment companies, if any. These amounts are included in fees waived by Manager in the Statements of Operations. For the year ended December 31, 2014, the amounts waived were as follows:

	Balanced Capital	Capital Appreciation	Global Allocation	High Yield	Large Cap Core	Total Return	U.S. Government Bond
Fees Waived by Manager	$2,763	$871	$909	$393	$2,890	$516	$1,859

For the year ended December 31, 2014, each Fund reimbursed the Manager for certain accounting services, which is included in Accounting services in the Statements of Operations. The reimbursements were as follows:

Balanced Capital	Capital Appreciation	Global Allocation	High Yield	Large Cap Core	Money Market	Total Return	U.S. Government Bond
$5,514	$1,560	$2,790	$490	$1,835	$1,474	$729	$801

The Manager, on behalf of the Funds, entered into agreements with insurance companies and other financial intermediaries (“Service Organizations”), some of which may be affiliates. Pursuant to these agreements, the Service Organizations provide the Funds with administrative, networking, recordkeeping, sub-transfer agency and shareholder services to sub-accounts they service. For these services, the Service Organizations receive an annual fee per shareholder account, which will vary depending on share class and/or net assets of Fund shareholders serviced by the Service Organizations. For the year ended December 31, 2014, the Funds did not pay any amounts to affiliates in return for these services. The Manager has contractually agreed to reimburse such fees in order to limit such expenses as a percentage of average daily net assets as follows:

Balanced Capital	Capital Appreciation	Global Allocation	High Yield	Large Cap Core	Money Market	Total Return	U.S. Government Bond
0.04%	0.04%	0.04%	0.05%	0.04%	0.02%	0.05%	0.05%

The Manager has agreed not to reduce or discontinue this contractual waiver or reimbursement prior to May 1, 2015 unless approved by the Board, including a majority of Independent Directors. Prior to May 1, 2014 this waiver and/or reimbursement was voluntary. These amounts are shown as or included in transfer agent fees reimbursed in the Statements of Operations. For the year ended December 31, 2014, the amounts reimbursed were as follows:

Balanced Capital	Capital Appreciation	Global Allocation	High Yield	Large Cap Core	Money Market	Total Return	U.S. Government Bond
$525,973	$145,453	$362,889	$60,857	$170,286	$80,963	$97,804	$104,731

144	BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2014

Notes to Financial Statements (continued)

The U.S. Securities and Exchange Commission (“U.S. SEC”) has issued an exemptive order which permits BIM, an affiliate of the Manager, to serve as securities lending agent for the Funds subject to applicable conditions. As securities lending agent, BIM bears all operational costs directly related to securities lending. The Funds are responsible for expenses in connection with the investment of cash collateral received for securities on loan (the “collateral investment expenses”). The cash collateral is invested in a private investment company managed by the Manager or its affiliates. However, BIM has agreed to cap the collateral investment expenses of the private investment company to an annual rate of 0.04%. The investment advisor to the private investment company will not charge any advisory fees with respect to shares purchased by the Funds.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment expenses. Each Fund retains a portion of securities lending income and remits a remaining portion to BIM as compensation for its services as securities lending agent.

Pursuant to a securities lending agreement effective February 1, 2014, Balanced Capital, Capital Appreciation and Large Cap Core retain 70% of securities lending income, and this amount retained can never be less than 65% of the total of securities lending income plus the collateral investment expenses. Pursuant to a securities lending agreement effective February 1, 2014: (A) for the period February 1, 2014 to June 1, 2014, Global Allocation retains 70% of securities lending income, and this amount retained can never be less than 65% of the total of securities lending income plus the collateral investment expenses; and (B) commencing June 1, 2014, Global Allocation retains 75% of securities lending income (commencing January 1, 2015, the amount the Fund will retain is expected to change to 70% of securities lending income), and these amounts retained can never be less than 65% of the total of securities lending income plus the collateral investment expenses.

In addition, commencing the business day following the date that the aggregate securities lending income earned across the Equity-Bond Complex in a calendar year exceeds the aggregate securities lending income earned across the Equity-Bond Complex in the calendar year 2013 (the “Hurdle Date”), each of Balanced Capital, Capital Appreciation and Large Cap Core, pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income as follows: 75% of securities lending income, and this amount retained can never be less than 65% of the total of securities lending income plus the collateral investment expenses. In addition, commencing the business day following the Hurdle Date, Global Allocation, pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income as follows: (A) for the period February 1, 2014 to June 1, 2014, 75% of securities lending income, and this amount retained can never be less than 65% of the total of securities lending income plus the collateral investment expenses; and (B) commencing June 1, 2014, 80% of securities lending income (following any Hurdle Date after January 1, 2015, the Fund will retain 75% of securities lending income), and these amounts retained can never be less than 65% of the total of securities lending income plus the collateral investment expenses.

Prior to February 1, 2014, each Fund retained 65% of securities lending income and paid a fee to BIM equal to 35% of such income. The share of securities lending income earned by each Fund is shown as securities lending — affiliated – net in the Statements of Operations. For the year ended December 31, 2014, each Fund paid BIM the following amounts for securities lending agent services:

Balanced Capital	Capital Appreciation	Global Allocation	Large Cap Core
$534	$5,031	$12,155	$456

Certain officers and/or directors of the Company are officers and/or directors of BlackRock or its affiliates. The Funds reimburse the Manager for a portion of the compensation paid to the Company’s Chief Compliance Officer, which is included in officer and directors in the Statements of Operations.

The Funds may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment advisor, common officers, or common trustees. For the year ended December 31, 2014, the purchase and sale transactions with an affiliated fund in compliance with Rule 17a-7 of the 1940 Act were as follows:

	Balanced Capital	Capital Appreciation	Global Allocation	High Yield	Large Cap Core	Total Return
Purchases	—	$118,297	$112,877	—	—	—
Sales	$2,184,484	$236,264	$692,588	$26,073	$956,870	$87,487

BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2014	145

Notes to Financial Statements (continued)

6. Purchases and Sales:

For the year ended December 31, 2014, purchases and sales of investments, including mortgage dollar rolls and excluding short-term securities, were as follows:

Purchases
	Balanced Capital	Capital Appreciation	Global Allocation	High Yield	Large Cap Core	Total Return	U.S. Government Bond
Non-U.S. Government Securities	$1,451,840,119	$151,749,295	$136,107,002	$35,912,009	$83,383,525	$449,670,866	$1,063,427,132
U.S. Government Securities	490,584,014	—	28,488,211	—	—	204,695,886	251,279,732
Total Purchases	$1,942,424,133	$151,749,295	$164,595,213	$35,912,009	$83,383,525	$654,366,752	$1,314,706,864

Sales
	Balanced Capital	Capital Appreciation	Global Allocation	High Yield	Large Cap Core	Total Return	U.S. Government Bond
Non-U.S. Government
Securities (includes paydowns)	$1,551,419,133	$166,052,430	$170,923,254	$46,126,082	$99,161,873	$477,285,872	$1,112,457,774
U.S. Government Securities	494,061,152	—	27,135,648	—	—	206,269,615	250,648,886
Total Sales	$2,045,480,285	$166,052,430	$198,058,902	$46,126,082	$99,161,873	$683,555,487	$1,363,106,660

Purchases and Sales - MDRs					Balanced Capital	Total Return	U.S. Government Bond
Purchases					$483,858,142	$176,713,186	$622,772,712
Sales					$484,099,148	$176,771,101	$621,677,392

7. Income Tax Information:

It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

Each Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on each Fund’s U.S. federal tax returns remains open for each of the four years ended December 31, 2014. The statutes of limitations on each Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Funds’ facts and circumstances and does not believe there are any uncertain tax positions that require recognition of a tax liability.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. As of December 31, 2014, the following permanent differences attributable to the accounting for swap agreements, the classification of investments, amortization and accretion methods on fixed income securities, foreign currency transactions, the sale of stock of passive foreign investment companies by the Portfolio, net paydown losses, fees paid on trade settlements and characterization of income/losses from a wholly owned subsidiary were reclassified to the following accounts:

	Balanced Capital	Capital Appreciation	Global Allocation	High Yield	Large Cap Core	Total Return	U.S. Government Bond
Paid-in capital	—	—	$(199,142)	—	—	—	—
Undistributed (distributions in excess of) net investment income	$371,356	$(36,649)	$2,104,325	$335,383	$6,300	$153,909	$412,612
Accumulated net realized gain (loss)	$(371,356)	$36,649	$(1,905,183)	$(335,383)	$(6,300)	$(153,909)	$(412,612)

146	BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2014

Notes to Financial Statements (continued)

The tax character of distributions paid were as follows:

	Balanced Capital	Capital Appreciation	Global Allocation	High Yield
Ordinary income
12/31/14	$16,153,868	$5,886,531	$8,704,965	$2,871,368
12/31/13	10,145,660	355,664	4,876,374	3,103,337
Long-term capital gains
12/31/14	51,146,432	20,783,268	19,048,279	—
12/31/13	1,245,061	—	—	—
Total
12/31/14	$67,300,300	$26,669,799	$27,753,244	$2,871,368

12/31/13	$11,390,721	$355,664	$4,876,374	$3,103,337

	Large Cap Core	Money Market	Total Return	U.S. Government Bond
Ordinary income
12/31/14	$1,888,456	$7,323	$2,158,307	$1,631,328
12/31/13	1,909,541	5,113	2,438,678	2,001,778
Long-term capital gains
12/31/14	15,500,781	10	—	—
Tax return of capital
12/31/13	—	—	—	163,112
Total
12/31/14	$17,389,237	$7,333	$2,158,307	$1,631,328

12/31/13	$1,909,541	$5,113	$2,438,678	$2,164,890

As of December 31, 2014, the tax components of accumulated net earnings (losses) were as follows:
	Balanced Capital	Capital Appreciation	Global Allocation	High Yield
Undistributed ordinary income	$203,470	—	$2,066,425	$142,880
Undistributed long-term capital gains	3,905,117	$3,804,812	1,798,671	—
Capital loss carryforwards	—	—	—	(4,338,590)
Net unrealized gains (losses)[1]	80,515,669	23,668,847	6,787,154	(1,282,602)
Qualified late-year losses[2]	—	—	—	(182,567)

Total	$84,624,256	$27,473,659	$10,652,250	$(5,660,879)

	Large Cap Core	Money Market	Total Return	U.S. Government Bond
Undistributed ordinary income	—	$132	—	$157,493
Undistributed long-term capital gains	$1,535,132	—	—	—
Capital loss carryforwards	—	—	$(3,306,049)	(1,915,224)
Net unrealized gains[1]	41,838,282	—	556,816	750,437
Qualified late-year losses[2]	—	—	—	(65,708)

Total	$43,373,414	$132	$(2,749,233)	$(1,073,002)

[1]

The difference between book-basis and tax-basis net unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales and straddles, amortization and accretion methods of premiums and discounts on fixed income securities, the accrual of income on securities in default, the realization for tax purposes of unrealized gains/losses on certain futures, options and foreign currency contracts, the realization for tax purposes of unrealized gains on investments in passive foreign investment companies, the timing and recognition of partnership income, the accounting for swap agreements and the classification of investments.

[2]	The Fund has elected to defer certain qualified late-year losses and recognize such losses in the next taxable year.

BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2014	147

Notes to Financial Statements (continued)

As of December 31, 2014, the following Funds had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates as follows:

Expires December 31,	High Yield	Total Return	U.S. Government Bond
2016	$1,256,976	—	—
2017	3,081,614	$3,306,049	—
No expiration date[1]	—	—	$1,915,224

Total	$4,338,590	$3,306,049	$1,915,224

[1]	Must be utilized prior to losses subject to expiration.

During the year ended December 31, 2014, the Funds listed below utilized the following amounts of their respective capital loss carryforward:

High Yield	Large Cap Core	Total Return	U.S. Government Bond
$626,824	$6,073,525	$1,457,066	$1,908,633

As of December 31, 2014, gross unrealized appreciation and depreciation based on cost for federal income tax purposes were as follows:

	Balanced Capital	Capital Appreciation	Global Allocation	High Yield
Tax cost	$508,400,494	$137,827,777	$254,558,263	$39,233,791

Gross unrealized appreciation	$87,754,326	$26,392,642	$23,791,463	$906,182
Gross unrealized depreciation	(7,333,886)	(2,723,795)	(16,314,796)	(2,178,718)

Net unrealized appreciation (depreciation)	$80,420,440	$23,668,847	$7,476,667	$(1,272,536)

		Large Cap Core	Total Return	U.S. Government Bond
Tax cost		$142,947,035	$87,190,630	$140,496,957

Gross unrealized appreciation		$44,517,403	$1,427,447	$1,846,862
Gross unrealized depreciation		(2,679,121)	(756,574)	(994,808)

Net unrealized appreciation		$41,838,282	$670,873	$852,054

8. Bank Borrowings:

The Company, on behalf of the Funds (except for Money Market), along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), was a party to a 364-day, $1.1 billion credit agreement with a group of lenders, under which the Funds may borrow to fund shareholder redemptions. Excluding commitments designated for a certain individual fund, the Participating Funds, including the Funds, could borrow up to an aggregate commitment amount of $650 million, subject to asset coverage and other limitations as specified in the agreement. Effective November 25, 2014, the credit agreement was amended to an aggregate commitment amount of $2.1 billion, of which the Participating Funds, including the Funds, can borrow up to $1.6 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The agreement terminates on April 23, 2015, unless otherwise extended to November 24, 2015 or renewed for a period of 364 days from April 23, 2015.
The amended agreement has the following terms: a fee of 0.06% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one month LIBOR (but in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. Participating Funds paid administration, legal and arrangement fees, which are included in miscellaneous expenses in the Statement of Operations, and along with commitment fees, were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the year ended December 31, 2014, the Fund did not borrow under the credit agreement.

9. Principal Risks:

Many municipalities insure repayment of their bonds, which may reduce the potential for loss due to credit risk. The market value of these bonds may fluctuate for other reasons, including market perception of the value of such insurance, and there is no guarantee that the insurer will meet its obligation.

In the normal course of business, the Funds invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Funds may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Funds; conditions affecting the general

148	BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2014

Notes to Financial Statements (continued)

economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Funds may be exposed to counterparty credit risk, or the risk that an entity with which the Funds have unsettled or open transactions may fail to or be unable to perform on its commitments. The Funds manage counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Funds.

Certain Funds invest a significant portion of their assets in fixed-income securities and/or use derivatives tied to the fixed income markets. See the Schedules of Investments for these securities and derivatives. Changes in market interest rates or economic conditions may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise. Certain Funds may be subject to a greater risk of rising interest rates due to the current period of historically low rates.

As of December 31, 2014, Capital Appreciation invested a significant portion of its assets in securities in the information technology, consumer discretionary and health care sectors. Large Cap Core invested a significant portion of its assets in securities in the information technology and financials sectors. Changes in economic conditions affecting such sectors would have a greater impact on the Funds and could affect the value, income and/or liquidity of positions in such securities.

Certain Funds invest a significant portion of their assets in securities backed by commercial or residential mortgage loans or in issuers that hold mortgage and other asset-backed securities. Investment percentages in these securities are presented in the Schedules of Investments. Changes in economic conditions, including delinquencies and/or defaults on assets underlying these securities, can affect the value, income and/or liquidity of such positions.

Global Allocation invests a significant portion of its assets in securities of issuers located in Europe or with significant exposure to European issuers or countries. The European financial markets have recently experienced volatility and adverse trends due to concerns about economic downturns in, or rising government debt levels of several European countries. These events may spread to other countries in Europe and may affect the value and liquidity of certain of the Fund’s investments.

Certain obligations held by the Money Market have a credit enhancement or liquidity feature that may, under certain circumstances, provide for repayment of principal and interest on the obligation when due. These enhancements, which may include letters of credit, stand-by bond purchase agreements and/or third party insurance, are issued by financial institutions. The value of the obligations may be affected by changes in creditworthiness of the entities that provide the credit enhancements or liquidity features. The Fund monitors its exposure by reviewing the creditworthiness of the issuers, as well as the financial institutions issuing the credit enhancements and by limiting the amount of holdings with credit enhancements from one financial institution.

As of December 31, 2014, Global Allocation had the following industry classifications:

Industry	Percent of Long-Term Investments
Foreign Government Obligations	9%
U.S. Treasury Obligations	9
Banks	8
Oil, Gas & Consumable Fuels	7
Pharmaceuticals	6
Other[1]	61

[1]	All other industries held were each less than 5% of long-term investments.

On July 23, 2014, the U.S. SEC adopted amendments to money market fund regulations, which structurally change the way that certain money market funds will be required to operate. These amendments are generally not effective until sometime in 2016, but when implemented may affect Money Market’s operations and return potential.

BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2014	149

Notes to Financial Statements (concluded)

10. Capital Share Transactions:

Transactions in capital shares were as follows:

	Year Ended December 31, 2014		Year Ended December 31, 2013
Balanced Capital	Shares	Amount	Shares	Amount
Shares sold	173,956	$3,292,339	117,636	$1,989,139
Shares issued in reinvestment of distributions	3,756,338	67,300,299	628,373	11,390,721
Shares redeemed	(2,712,300)	(51,286,376)	(3,335,850)	(56,329,424)

Net increase (decrease)	1,217,994	$19,306,262	(2,589,841)	$(42,949,564)

Capital Appreciation
Shares sold	48,197	$1,838,801	84,974	$2,782,720
Shares issued in reinvestment of distributions	756,743	26,669,799	9,432	355,664
Shares redeemed	(416,960)	(15,909,414)	(549,077)	(17,431,301)

Net increase (decrease)	387,980	$12,599,186	(454,671)	$(14,292,917)

Global Allocation
Shares sold	252,878	$4,362,238	408,372	$6,551,925
Shares issued in reinvestment of distributions	1,773,070	27,753,243	290,824	4,876,375
Shares redeemed	(1,759,364)	(30,192,188)	(2,291,836)	(36,888,523)

Net increase (decrease)	266,584	$1,923,293	(1,592,640)	$(25,460,223)

High Yield
Shares sold	1,792,824	$10,148,869	2,393,042	$13,473,560
Shares issued in reinvestment of distributions	510,156	2,902,396	556,311	3,107,802
Shares redeemed	(3,647,902)	(20,604,657)	(3,466,890)	(19,403,871)

Net decrease	(1,344,922)	$(7,553,392)	(517,537)	$(2,822,509)

Large Cap Core
Shares sold	132,699	$3,836,037	169,210	$4,140,904
Shares issued in reinvestment of distributions	618,571	17,389,237	70,263	1,909,541
Shares redeemed	(692,810)	(19,856,726)	(1,035,445)	(24,662,222)

Net increase (decrease)	58,460	$1,368,548	(795,972)	$(18,611,777)

Money Market
Shares sold	75,570,233	$75,570,233	69,252,734	$69,252,734
Shares issued in reinvestment of distributions	7,344	7,344	5,146	5,146
Shares redeemed	(86,029,287)	(86,029,287)	(84,120,121)	(84,120,121)

Net decrease	(10,451,710)	$(10,451,710)	(14,862,241)	$(14,862,241)

Total Return
Shares sold	182,324	$2,123,158	436,618	$4,999,232
Shares issued in reinvestment of distributions	186,494	2,170,907	213,542	2,473,336
Shares redeemed	(970,390)	(11,302,937)	(1,301,483)	(15,075,435)

Net decrease	(601,572)	$(7,008,872)	(651,323)	$(7,602,867)

U.S. Government Bond
Shares sold	88,058	$963,326	103,089	$1,131,895
Shares issued in reinvestment of distributions	146,676	1,601,037	203,245	2,230,244
Shares redeemed	(992,062)	(10,808,083)	(1,606,762)	(17,639,078)

Net decrease	(757,328)	$(8,243,720)	(1,300,428)	$(14,276,939)

11. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

150	BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2014

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of BlackRock Series Fund, Inc.:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of BlackRock Balanced Capital Portfolio, BlackRock Capital Appreciation Portfolio, BlackRock High Yield Portfolio, BlackRock Large Cap Core Portfolio, BlackRock Money Market Portfolio, BlackRock Total Return Portfolio and BlackRock U.S. Government Bond Portfolio (collectively, the “Portfolios”) comprising the BlackRock Series Fund, Inc., as of December 31, 2014, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the statement of cash flow for BlackRock Total Return Portfolio for the year ended December 31, 2014. We have also audited the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, of BlackRock Global Allocation Portfolio (collectively, with the Portfolios, the “Series”), an additional portfolio of the BlackRock Series Fund, Inc., as of December 31, 2014, the related consolidated statement of operations, the consolidated statements of changes in net assets for each of the two years in the period then ended, and the consolidated financial highlights for each of the five years in the period then ended. These financial statements and financial highlights, including the consolidated financial statements and consolidated financial highlights of BlackRock Global Allocation Portfolio, are the responsibility of the Series’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Series are not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Series’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the custodian, brokers, and agent banks; where replies were not received from brokers or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of BlackRock Balanced Capital Portfolio, BlackRock Capital Appreciation Portfolio, BlackRock High Yield Portfolio, BlackRock Large Cap Core Portfolio, BlackRock Money Market Portfolio, BlackRock Total Return Portfolio and BlackRock U.S. Government Bond Portfolio as of December 31, 2014, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, their financial highlights for each the five years in the period then ended, and the cash flows for BlackRock Total Return Portfolio for the year ended December 31, 2014, in conformity with accounting principles generally accepted in the United States of America. Additionally, in our opinion, the consolidated financial statements and financial highlights referred to above present fairly, in all material respects, the consolidated financial position of BlackRock Global Allocation Portfolio as of December 31, 2014, the consolidated results of its operations for the year then ended, the consolidated changes in its net assets for each of the two years in the period then ended, and the consolidated financial highlights for each of the five years in the period ended December 31, 2014, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Philadelphia, Pennsylvania

February 18, 2015

BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2014	151

Officers and Directors

Name, Address[1], and Year of Birth	Position(s) Held with the Company	Length of Time Served as a Director[3]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships
Independent Directors[2]
Robert M. Hernandez 1944	Chairman of the Board and Director	Since 2007	Director, Vice Chairman and Chief Financial Officer of USX Corporation (energy and steel business) from 1991 to 2001; Director, TE Connectivity (electronics) from 2006 to 2012.	29 RICs consisting of 97 Portfolios	ACE Limited (insurance company); Eastman Chemical Company; RTI International Metals, Inc.
Fred G. Weiss 1941	Vice Chairman of the Board and Director	Since 2007	Managing Director, FGW Associates (consulting and investment company) since 1997; Director and Treasurer, Michael J. Fox Foundation for Parkinson’s Research since 2000; Director, BTG International Plc (medical technology commercialization company) from 2001 to 2007.	29 RICs consisting of 97 Portfolios	Actavis PLC (pharmaceuticals)
James H. Bodurtha 1944	Director	Since 2007	Director, The China Business Group, Inc. (consulting and investing firm) from 1996 to 2013 and Executive Vice President thereof from 1996 to 2003; Chairman of the Board, Berkshire Holding Corporation since 1980.	29 RICs consisting of 97 Portfolios	None
Bruce R. Bond 1946	Director	Since 2007	Trustee and Member of the Governance Committee, State Street Research Mutual Funds from 1997 to 2005; Board Member of Governance, Audit and Finance Committee, Avaya Inc. (computer equipment) from 2003 to 2007.	29 RICs consisting of 97 Portfolios	None
Donald W. Burton 1944	Director	Since 2007	Managing General Partner, The Burton Partnership, LP (an investment partnership) since 1979; Managing General Partner, The Burton Partnership (QP), LP (an investment partnership) since 2000; Managing General Partner, The South Atlantic Venture Funds from 1983 to 2012; Director, IDology, Inc. (technology solutions) since 2006; Director, Knology, Inc. (telecommunications) from 1996 to 2012; Director, Capital Southwest (financial) from 2006 to 2012.	29 RICs consisting of 97 Portfolios	None
Honorable Stuart E. Eizenstat 1943	Director	Since 2007	Partner and Head of International Practice, Covington and Burling LLP (law firm) since 2001; International Advisory Board Member, The Coca-Cola Company from 2002 to 2011; Advisory Board Member, Veracity Worldwide, LLC (risk management) from 2007 to 2012; Member of the International Advisory Board GML Ltd. (energy) since 2003; Advisory Board Member, BT Americas (telecommunications) from 2004 to 2009.	29 RICs consisting of 97 Portfolios	Alcatel-Lucent (telecommunications); Global Specialty Metallurgical; UPS Corporation (delivery service)
Kenneth A. Froot 1957	Director	Since 2007	Professor, Harvard University from 1993 to 2012.	29 RICs consisting of 97 Portfolios	None
John F. O’Brien 1943	Director	Since 2007	Chairman, Woods Hole Oceanographic Institute since 2009 and Trustee thereof from 2003 to 2009.	29 RICs consisting of 97 Portfolios	Cabot Corporation (chemicals); LKQ Corporation (auto parts manufacturing); TJX Companies, Inc. (retailer)
Roberta Cooper Ramo 1942	Director	Since 2007	Shareholder and Attorney, Modrall, Sperling, Roehl, Harris & Sisk, P.A. (law firm) since 1993; Chairman of the Board, Cooper’s Inc., (retail) since 1999; Director, ECMC Group (service provider to students, schools and lenders) since 2001; President, The American Law Institute (non-profit) since 2008; Vice President, Santa Fe Opera (non-profit) since 2011; Chair, Think New Mexico (non-profit), since 2013.	29 RICs consisting of 97 Portfolios	None

152	BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2014

Officers and Directors (continued)

Name, Address[1], and Year of Birth	Position(s) Held with the Company	Length of Time Served as a Director[3]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships
Independent Directors[1] (concluded)
David H. Walsh 1941	Director	Since 2007	Director, National Museum of Wildlife Art since 2007; Trustee, University of Wyoming Foundation from 2008 to 2012; Director, The American Museum of Fly Fishing since 1997.	29 RICs consisting of 97 Portfolios	None

[1]    The address of each Trustee and Officer is c/o BlackRock, Inc., Park Avenue Plaza 55 East 52nd Street New York, NY 10055

[2]    Each Independent Director holds office until his or her successor is duly elected and qualifies or until his or her earlier death, resignation or removal as provided by the Company’s by-laws or charter or statute. In no event may an Independent Director hold office beyond December 31 of the year in which he or she turns 74.

[3]    Date shown is the earliest date a person has served for the Company covered by this annual report. Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. (“BlackRock”) in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. As a result, although the chart shows certain Directors as joining the Company’s board in 2007, those Directors first became members of the boards of other legacy MLIM or legacy BlackRock funds as follows: James H. Bodurtha, 1995; Bruce R. Bond, 2005; Donald W. Burton, 2002; Honorable Stuart E. Eizenstat, 2001; Kenneth A. Froot, 2005; Robert M. Hernandez, 1996; John F. O’Brien, 2005; Roberta Cooper Ramo, 1999; David H. Walsh, 2003; and Fred G. Weiss, 1998.

Interested Directors[4]
Paul L. Audet 1953	Director	Since 2011	Senior Managing Director of BlackRock and Head of U.S. Mutual Funds since 2011; Chair of the U.S. Mutual Funds Committee reporting to the Global Executive Committee since 2011; Head of BlackRock’s Real Estate business from 2008 to 2011; Member of BlackRock’s Global Operating and Corporate Risk Management Committees and of the BlackRock Alternative Investors Executive Committee and Investment Committee for the Private Equity Fund of Funds business since 2008; Head of BlackRock’s Global Cash Management business from 2005 to 2010; Acting Chief Financial Officer of BlackRock from 2007 to 2008; Chief Financial Officer of BlackRock from 1998 to 2005.	141 RICs consisting of 329 Portfolios	None
Laurence D. Fink 1952	Director	Since 2007	Chairman and Chief Executive Officer of BlackRock since its formation in 1998 and of BlackRock’s predecessor entities since 1988 and Chairman of the Executive and Management Committees; Formerly Managing Director, The First Boston Corporation, Member of its Management Committee, Co-head of its Taxable Fixed Income Division and Head of its Mortgage and Real Estate Products Group; Chairman of the Board of several of BlackRock’s alternative investment vehicles; Director of several of BlackRock’s offshore funds; Member of the Board of Trustees of New York University, Chair of the Financial Affairs Committee and a member of the Executive Committee, the Ad Hoc Committee on Board Governance, and the Committee on Trustees; Co-Chairman of the NYU Hospitals Center Board of Trustees, Chairman of the Development/Trustee Stewardship Committee and Chairman of the Finance Committee; Trustee, The Boys’ Club of New York.	29 RICs consisting of 97 Portfolios	BlackRock, Inc.
Henry Gabbay 1947	Director	Since 2007	Consultant, BlackRock from 2007 to 2008; Managing Director, BlackRock from 1989 to 2007; Chief Administrative Officer, BlackRock Advisors, LLC from 1998 to 2007; President of BlackRock Funds and BlackRock Allocation Target Shares (formerly, BlackRock Bond Allocation Target Shares) from 2005 to 2007 and Treasurer of certain closed-end funds in the BlackRock fund complex from 1989 to 2006.	141 RICs consisting of 329 Portfolios	None

[4]     Messrs. Audet and Fink are both “interested persons,” as defined in the 1940 Act, of the Company based on their positions with BlackRock and its affiliates. Mr. Gabbay is an “interested person” of the Company based on his former positions with BlackRock and its affiliates as well as his ownership of BlackRock and The PNC Financial Services Group, Inc. securities. Mr. Audet and Mr. Gabbay are also Directors of the BlackRock registered closed-end funds and Directors of other BlackRock registered open-end funds. Interested Directors serve until their resignation, removal or death,or until December 31 of the year in which they turn 72.

BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2014	153

Officers and Directors (concluded)

Name, Address[1], and Year of Birth	Position(s) Held with the Company	Length of Time Served	Principal Occupation(s) During Past Five Years
Officers[2]
John M. Perlowski 1964	President and Chief Executive Officer	Since 2010	Managing Director of BlackRock since 2009; Global Head of BlackRock Fund Services since 2009; Managing Director and Chief Operating Officer of the Global Product Group at Goldman Sachs Asset Management, L.P. from 2003 to 2009; Treasurer of Goldman Sachs Mutual Funds from 2003 to 2009 and Senior Vice President thereof from 2007 to 2009; Director of Goldman Sachs Offshore Funds from 2002 to 2009; Director of Family Resource Network (charitable foundation) since 2009.
Jennifer McGovern 1977	Vice President	Since 2014	Director of BlackRock, since 2011; Head of Product Structure and Oversight for BlackRock’s U.S. Wealth Advisory Group since 2013; Vice President of BlackRock, Inc. from 2008 to 2010.
Neal Andrews 1966	Chief Financial Officer	Since 2007	Managing Director of BlackRock since 2006; Senior Vice President and Line of Business Head of Fund Accounting and Administration at PNC Global Investment Servicing (U.S.) Inc. from 1992 to 2006.
Jay Fife 1970	Treasurer	Since 2007	Managing Director of BlackRock since 2007; Director of BlackRock in 2006; Assistant Treasurer of the MLIM and Fund Asset Management, L.P. advised funds from 2005 to 2006; Director of MLIM Fund Services Group from 2001 to 2006.
Charles Park 1967	Chief Compliance Officer and Anti-Money Laundering Officer	Since 2014	Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex since 2014; Principal of and Chief Compliance Officer for iShares® Delaware Trust Sponsor LLC since 2012 and BlackRock Fund Advisors (“BFA”) since 2006; Chief Compliance Officer for the BFA-advised iShares exchange traded funds since 2006; Chief Compliance Officer for BlackRock Asset Management International Inc. since 2012.
Benjamin Archibald 1975	Secretary	Since 2012	Managing Director of BlackRock since 2014; Director of BlackRock, Inc. from 2010 to 2013; Assistant Secretary of the BlackRock-advised funds from 2010 to 2012; General Counsel and Chief Operating Officer of Uhuru Capital Management from 2009 to 2010; Executive Director and Counsel of Goldman Sachs Asset Management from 2005 to 2009.
[1] The address of each Officer is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055 [2] Officers of the Fund serve at the pleasure of the Board.

Effective May 30, 2014, Brian Kindelan resigned as Chief Compliance Officer and Anti-Money Laundering Officer of the Company and Charles Park became Chief Compliance Officer and Anti-Money Laundering Officer of the Company.

Effective September 10, 2014, Brendan Kyne resigned as a Vice President of the Company and Jennifer McGovern became a Vice President of the Company.

Effective December 31, 2014, Paul L. Audet and Laurence D. Fink resigned as Directors of the Company. Effective January 1, 2015, Robert Fairbairn and John M. Perlowski were appointed to serve as Directors of the Company.

Investment Advisor BlackRock Advisors, LLC Wilmington, DE 19809	Accounting Agent and Transfer Agent BNY Mellon Investment Servicing (US) Inc. Wilmington, DE 19809	Custodian The Bank of New York Mellon[1] New York, NY 10286 Brown Brothers Harriman & Co.[2] Boston, MA 02109	Distributor BlackRock Investments, LLC New York, NY 10022

Legal Counsel Willkie Farr & Gallagher LLP New York, NY 10019	Independent Registered Public Accounting Firm Deloitte & Touche LLP Philadelphia, PA 19103	Address of the Funds 100 Bellevue Parkway Wilmington, DE 19809

[1]	For all Funds except BlackRock Global Allocation Portfolio.

[2]	For BlackRock Global Allocation Portfolio.

154	BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2014

Additional Information

General Information

Availability of Quarterly Schedule of Investments

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Funds’ Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling (800) 441-7762; (2) at http://www.blackrock.com/prospectus/insurance; and (3) on the SEC’s website at http:// www.sec.gov.

Availability of Proxy Voting Record

Information about how the Funds voted proxies relating to securities held in the Funds’ portfolios during the most recent 12-month period ended June 30 is available, upon request and without charge (1) at http://www.blackrock.com/prospectus/insurance or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2014	155

This report is authorized for distribution only to Policyowners of certain variable life insurance policies, which are funded by shares of BlackRock Series Fund, Inc. This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund or the policies. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance information used throughout this report does not include insurance-related fees and expenses. An investment in BlackRock Money Market Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other Government agency. Although BlackRock Money Market Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio. Statements and other information herein are as dated and are subject to change. Please see the Fund’s prospectus for a description of risks associated with global investments.

Series8-12/14-AR

Item 2 –	Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, the code of ethics was amended to update certain information and to make other non-material changes. During the period covered by this report, there have been no waivers granted under the code of ethics. A copy of the code of ethics is available without charge at www.blackrock.com.

Item 3 –	Audit Committee Financial Expert – The registrant’s board of directors (the “board of directors”), has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:

Robert M. Hernandez

Fred G. Weiss

Stuart E. Eizenstat

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

Item 4 –	Principal Accountant Fees and Services

The following table presents fees billed by Deloitte & Touche LLP (“D&T”) in each of the last two fiscal years for the services rendered to the Fund:

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees[3]
Entity Name	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Balanced Capital Portfolio	$35,439	$33,163	$0	$0	$15,350	$15,350	$0	$0
BlackRock Capital Appreciation Portfolio	$24,859	$24,263	$0	$0	$12,850	$12,850	$0	$0
BlackRock Global Allocation Portfolio	$30,869	$27,763	$0	$0	$15,350	$20,350	$0	$0
BlackRock High Yield Portfolio	$31,348	$29,463	$0	$0	$9,950	$9,950	$0	$0
BlackRock Large Cap Core Portfolio	$23,849	$23,263	$0	$0	$12,850	$13,850	$0	$0
BlackRock Money Market Portfolio	$22,233	$21,663	$0	$0	$9,600	$9,600	$0	$0
BlackRock Total Return Portfolio	$40,918	$35,263	$0	$0	$14,250	$14,250	$0	$0
BlackRock U.S. Government Bond Portfolio	$43,216	$41,563	$0	$0	$15,100	$15,100	$0	$0

The following table presents fees billed by D&T that were required to be approved by the registrant’s audit committee (the “Committee”) for services that relate directly to the operations or financial reporting of the Fund and that are rendered on behalf of BlackRock Advisors, LLC (“Investment Adviser” or “BlackRock”) and entities controlling, controlled by, or under common control with BlackRock (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund (“Fund Service Providers”):

	Current Fiscal Year End	Previous Fiscal Year End
(b) Audit-Related Fees[1]	$0	$0
(c) Tax Fees[2]	$0	$0
(d) All Other Fees[3]	$2,555,000	$2,865,000

1 The nature of the services includes assurance and related services reasonably related to the performance of the audit of financial statements not included in Audit Fees.

2 The nature of the services includes tax compliance, tax advice and tax planning.

3 Aggregate fees borne by BlackRock in connection with the review of compliance procedures and attestation thereto performed by D&T with respect to all of the registered closed-end funds and some of the registered open-end funds advised by BlackRock.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The Committee has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the Investment Adviser and Fund Service Providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are (a) consistent with the SEC’s auditor independence rules and (b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operations or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 per project. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to the Committee Chairman the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the Committee pursuant to the de minimis exception in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) The aggregate non-audit fees paid to the accountant for services rendered by the accountant to the registrant, the Investment Adviser and the Fund Service Providers were:

Entity Name	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Balanced Capital Portfolio	$15,350	$15,350
BlackRock Capital Appreciation Portfolio	$12,850	$12,850
BlackRock Global Allocation Portfolio	$15,350	$20,350
BlackRock High Yield Portfolio	$9,950	$9,950
BlackRock Large Cap Core Portfolio	$12,850	$13,850
BlackRock Money Market Portfolio	$9,600	$9,600
BlackRock Total Return Portfolio	$14,250	$14,250
BlackRock U.S. Government Bond Portfolio	$15,100	$15,100

Additionally, SSAE 16 Review (Formerly, SAS No. 70) fees for the current and previous fiscal years of $2,555,000 and $2,865,000, respectively, were billed by D&T to the Investment Adviser.

(h) The Committee has considered and determined that the provision of non-audit services that were rendered to the Investment Adviser and the Fund Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5 –	Audit Committee of Listed Registrants – Not Applicable

Item 6 –	Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) – The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) – There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Exhibits attached hereto

(a)(1) – Code of Ethics – See Item 2

(a)(2) – Certifications – Attached hereto

(a)(3) – Not Applicable

(b) – Certifications – Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Series Fund, Inc.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Series Fund, Inc.

Date: February 27, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Series Fund, Inc.

Date: February 27, 2015

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock Series Fund, Inc.

Date: February 27, 2015